UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

C/O Thornburg Investment Management, Inc. 2300 N. Ridgetop Rd., Santa Fe, New Mexico	87506
(Address of principal executive offices)	(Zip code)

Garrett Thornburg, 2300 N. Ridgetop Rd., Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:     505-984-0200

Date of fiscal year end:     September 30, 2009

Date of reporting period:     March 31, 2009

Item 1.	Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg International Growth Fund

Thornburg Strategic Income Fund

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Municipal Fund

Informational Brochure and
Semi-Annual Report – March 31, 2009

Includes All Share Classes

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Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Important Information

The information presented in this report is current as of March 31, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Awards

Thornburg Limited Term Municipal Fund, Ranked #1 by Morningstar

Class I shares ranked #1 out of 65 funds in Morningstar’s Muni National Short category for the 10-year period ended 3/31/09. Class I shares ranked #23 out of 123 funds for five years and #53 out of 134 for one year. Class A shares ranked #11 out of 65 for the ten-year period ended 3/31/09; #46 out of 123 for five years; and #64 out of 134 for one year. Ranks are based on total returns without sales charge. Past performance does not guarantee future results.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Awarded the Lipper Performance Achievement Certificate for the ten-year period ended 12/31/08

Class I shares ranked #1 out of 25 funds in the Short-Intermediate Municipal Debt Funds category based on total returns. The Fund did not win the award for other time periods.

LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Thomson Reuters Company. © 2009 THOMSON REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper.

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

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Important Information

Continued

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bond with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Quality Spread – The difference between the yields of securities with different quality ratings.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tax-Backed Bonds – A broad category of bonds that are secured by taxes levied by the obligor.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Yield Spread – The difference in yield, at a given time, between two bonds or between different segments of the bond market.

4    This page is not part of the Semi-Annual Report.

Thornburg Limited Term Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.89%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without Sales Charge	2.50%	3.47%	2.47%	3.52%	5.51%
With Sales Charge	0.94%	2.96%	2.16%	3.36%	5.44%

30-DAY YIELDS, A SHARES

As of March 31, 2009

Annualized Distribution Rate (@NAV)	SEC Yield	SEC Taxable Equivalent Yield
3.42%	2.27%	3.49%

SEC Taxable Equivalent Yields assume a 35.0% marginal federal tax rate. Portions of the income of the Fund may be subject to the alternative minimum tax.

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2009

Average Credit Quality	AA

Number of Bonds	521

Duration	3.7 Yrs

Average Maturity	4.6 Yrs

See the entire portfolio in the Schedule of Investments on page 21.

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THORNBURG LIMITED TERM MUNICIPAL FUND VERSUS

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2009

We are often asked to compare Thornburg Limited Term Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg Limited Term Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term Municipal Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by tax- exempt money market funds are generally exempt from federal income tax (interest dividends may be subject to AMT). Income sourced from state of residency is generally exempt from state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

6    This page is not part of the Semi-Annual Report.

Thornburg Limited Term Municipal Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    7

Letter to Shareholders

George Strickland Co-Portfolio Manager	April 21, 2009
Dear Fellow Shareholder:
We are pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class A shares increased by 18 cents to $13.40 during the six months ended March 31, 2009. If you were with us for the entire period, you received dividends of 24.1 cents per share. If you reinvested your dividends, you received 24.2 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

Josh Gonze Co-Portfolio Manager

The last six months have been an extremely volatile period for municipal bond prices. It started in September and October of 2008 with the Lehman Brothers bankruptcy which led many investors to shun taxable and tax-free money market funds. The money market funds were forced to dump their investments in order to meet redemptions, which caused the yield on tax-free money market securities to spike. Since hedge funds and other leveraged investors finance their purchases of long-term bonds with money market securities, their borrowing costs shot up so they had to sell long-term bonds in order to deleverage. This placed significant selling pressure on the municipal marketplace and sent yields up (and prices lower) in a precipitous fashion.

From mid-September to mid-October of 2008, the yield on AAA-rated municipal bonds rose from 2.93% to 3.68%. Over that time period, yields went higher almost every day. From mid-October on, the market for the highest quality bonds settled down quite a bit, but prices for all other bonds have been quite variable. For instance, the yield spread between a ten-year AAA- rated general obligation bond and a BBB-rated revenue bond averaged 0.75% from May 1991 to December 2007. That average yield spread surged to 1.67% from January 2008 to April 2009. As of April 15, 2009, the AAA to BBB yield spread stood at 3.01%.

Christopher Ihlefeld Co-Portfolio Manager	Investors have been shunning risk of all types and that is certainly true in the municipal bond market. However, there are other reasons that municipal quality spreads are at unprecedented levels. Large monoline bond insurers such as MBIA, AMBAC and FGIC were in the business of arbitraging bond spreads. If a bond’s spread to the AAA yield curve got too wide, they would typically step in and charge the issuer a premium for an insurance policy that got them a AAA rating. Bonds that received a AAA rating through insurance didn’t quite get an issuer the same interest rate as a “natural” AAA bond such as a bond issued by the State of Maryland, but it got them very close. In this way, the bond insurers were the policemen of the municipal

8    Certified Semi-Annual Report

spread markets. Instead of writing speeding tickets, they wrote insurance policies that got issuers back in line with AAA rates. Now that investors’ confidence in the bond insurers has been justifiably shattered, insured bonds typically trade at very wide spreads based upon market views of the underlying obligor. In effect, there are no policemen anymore.

The market, which was becoming more generic and homogenous in nature, is now fractured and harder to analyze. Many traders used to glance at a bond, see the MBIA insurance, and work up a quick bid. Many of those traders are now out of business. Traders and portfolio managers today have to look into covenants, security provisions, margins and balance sheets before they can decide what a bond is worth. These are skills that we, at Thornburg Investment Management, have never gotten out of the habit of using.

The consequences of faulty or incomplete analysis are more severe today. The market is adapting to the new reality, but while it does, fear and opportunity are at exaggerated levels. Liquidity is harder to find, and any bond that is not straightforward and easy to analyze is trading at a large yield premium to widely recognized bonds. The market is greatly favoring bonds pre-refunded in Treasury securities and large general obligation issuers over high and medium quality issuers of tax-backed and revenue bonds. In other words, it is a bond picker’s paradise. For the price of a little research and market knowledge, great value can be extracted. We have not changed our management style, but we are spending more time looking into “story” bonds and have slightly decreased the average credit rating of the portfolio as we have found good values in bonds rated below AAA.

Investors do have some legitimate reasons to be shunning risk these days. The average high yield municipal bond fund lost over 25% last year. The economy is basically in shambles in much of the country and collectively, the 50 states are currently grappling with $100 billion of projected deficits in their 2010 fiscal years. However, we see some reasons for optimism. Investment grade municipal bonds have an impressive long-term track record. Standard & Poor’s recently updated their study showing ten-year cumulative default rates that averaged 0.13%. We expect defaults to be somewhat more frequent going forward, but there are counterbalancing factors that could limit any rise in the default rate. Many state and local governments set aside large reserve balances when times were good so that they can draw upon those resources today. Others are rebalancing their budgets frequently and are cutting spending aggressively. Some governments are doing both while raising taxes and fees, and all are making use of the federal largess in the $787 billion American Recovery and Reinvestment Act. As we scrutinize municipal finances, we see many issuers that are standing up to these challenging times. There are a few that may not, and we will strive to continue avoiding their bonds in order to protect the portfolio. It is a very important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 87% invested in bonds rated A or above by at least one of the major rating agencies.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 520 municipal obligations from 48 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the

% of Portfolio Maturing	Cumulative % Maturing
1 year = 14.8%	Year 1 = 14.8%
1 to 2 years = 8.7%	Year 2 = 23.5%
2 to 3 years = 9.5%	Year 3 = 33.0%
3 to 4 years = 9.5%	Year 4 = 42.5%
4 to 5 years = 9.7%	Year 5 = 52.2%
5 to 6 years = 9.2%	Year 6 = 61.4%
6 to 7 years = 9.5%	Year 7 = 70.9%
7 to 8 years = 11.1%	Year 8 = 82.0%
8 to 9 years = 9.4%	Year 9 = 91.4%
Over 9 years = 8.6%	Over 9 Years = 100.0%

Percentages can and do vary. Data as of 3/31/09.

Certified Semi-Annual Report    9

Letter to Shareholders

Continued

ladder where yields are typically higher. The chart on the previous page describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Class A shares of your Fund produced a total return of 3.21% over the six-month period ended March 31, 2009, compared to a 6.20% return for the Barclays Capital Five-Year Municipal Bond Index. Over the last six months, pre-refunded and general obligation bonds from large issuers generally performed better than a diversified portfolio of revenue and tax-backed bonds from smaller issuers. Since the Fund predominantly holds bonds from smaller and mid-sized issuers, the Fund underperformed the index over the last six months.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $1,452,237,324) (Note 2)	$1,459,243,913
Cash	192,517
Receivable for investments sold	515,000
Receivable for fund shares sold	13,418,110
Interest receivable	17,304,602
Prepaid expenses and other assets	53,383

Total Assets	1,490,727,525

LIABILITIES
Payable for securities purchased	27,105,550
Payable for fund shares redeemed	1,748,673
Payable to investment advisor and other affiliates (Note 3)	816,587
Accounts payable and accrued expenses	87,013
Dividends payable	989,608

Total Liabilities	30,747,431

NET ASSETS	$1,459,980,094

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,894)
Net unrealized appreciation on investments	7,006,589
Accumulated net realized gain (loss)	(5,181,291)
Net capital paid in on shares of beneficial interest	1,458,158,690

$1,459,980,094

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($779,736,192 applicable to 58,192,229 shares of beneficial interest outstanding - Note 4)	$13.40

Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.60

Class C Shares:
Net asset value and offering price per share * ($130,471,863 applicable to 9,719,337 shares of beneficial interest outstanding - Note 4)	$13.42

Class I Shares:
Net asset value, offering and redemption price per share ($549,772,039 applicable to 41,024,539 shares of beneficial interest outstanding - Note 4)	$13.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $3,101,431)	$29,104,638

EXPENSES:
Investment advisory fees (Note 3)	2,693,893
Administration fees (Note 3)
Class A Shares	447,901
Class C Shares	68,500
Class I Shares	117,764
Distribution and service fees (Note 3)
Class A Shares	895,802
Class C Shares	550,388
Transfer agent fees
Class A Shares	147,741
Class C Shares	27,517
Class I Shares	71,370
Registration and filing fees
Class A Shares	14,476
Class C Shares	10,285
Class I Shares	22,524
Custodian fees (Note 3)	74,965
Professional fees	37,779
Accounting fees	17,873
Trustee fees	18,005
Other expenses	40,041

Total Expenses	5,256,824
Less:
Distribution fees waived (Note 3)	(275,194)
Fees paid indirectly (Note 3)	(3,694)

Net Expenses	4,977,936

Net Investment Income	24,126,702

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	128,923
Net change in unrealized appreciation (depreciation) of investments	16,235,355

Net Realized and Unrealized Gain	16,364,278

Net Increase in Net Assets Resulting From Operations	$40,490,980

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund	March 31, 2009

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$24,126,702	$41,145,120
Net realized gain on investments	128,923	762,038
Increase (Decrease) in unrealized appreciation (depreciation) of investments	16,235,355	(26,391,583)

Net Increase (Decrease) in Net Assets Resulting from Operations	40,490,980	15,515,575

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,987,921)	(24,624,429)
Class C Shares	(1,832,534)	(2,909,085)
Class I Shares	(9,306,247)	(13,611,606)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	65,312,185	22,835,685
Class C Shares	29,131,250	15,492,880
Class I Shares	106,568,977	142,907,714

Net Increase in Net Assets	217,376,690	155,606,734

NET ASSETS:
Beginning of period	1,242,603,404	1,086,996,670

End of period	$1,459,980,094	$1,242,603,404

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$—	$—
Level 2 - Other Significant Observable Inputs	1,459,243,913	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$1,459,243,913	$—

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned commissions aggregating $5,422 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,650 from redemptions of Class C shares of the Fund.

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $275,194 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $3,694.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	10,636,787	$141,869,309	10,565,297	$142,941,921
Shares issued to shareholders in reinvestment of dividends	688,232	9,163,194	1,285,615	17,344,279
Shares repurchased	(6,482,464)	(85,720,318)	(10,153,413)	(137,450,515)

Net Increase (Decrease)	4,842,555	$65,312,185	1,697,499	$22,835,685

Class C Shares
Shares sold	3,090,078	$41,324,563	2,274,026	$30,831,860
Shares issued to shareholders in reinvestment of dividends	89,019	1,187,468	143,526	1,939,419
Shares repurchased	(1,008,666)	(13,380,781)	(1,274,574)	(17,278,399)

Net Increase (Decrease)	2,170,431	$29,131,250	1,142,978	$15,492,880

Class I Shares
Shares sold	15,776,370	$210,207,637	16,181,603	$218,944,840
Shares issued to shareholders in reinvestment of dividends	581,862	7,750,453	797,599	10,754,694
Shares repurchased	(8,417,547)	(111,389,113)	(6,409,073)	(86,791,820)

Net Increase (Decrease)	7,940,685	$106,568,977	10,570,129	$142,907,714

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $250,135,944 and $94,047,233, respectively.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,452,237,324

Gross unrealized appreciation on a tax basis	$28,245,426
Gross unrealized depreciation on a tax basis	(21,238,837)

Net unrealized appreciation (depreciation) on investments (tax basis)	$7,006,589

At March 31, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2013	$30,614
2014	2,276,013
2015	2,811,143
2016	192,444

$5,310,214

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

Certified Semi-Annual Report    17

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

Class A Shares:	Six Months Ended March 31,		2008	Year Ended September 30,			Three Months Ended Sept. 30,
	2009*			2007	2006	2005	2004(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.22		$13.49	$13.53	$13.59	$13.83	$13.68

Income from investment operations:
Net investment income (loss)	0.24		0.48	0.46	0.44	0.40	0.09
Net realized and unrealized gain (loss) on investments	0.18		(0.27)	(0.04)	(0.06)	(0.24)	0.15
Total from investment operations	0.42		0.21	0.42	0.38	0.16	0.24

Less dividends from:
Net investment income	(0.24)		(0.48)	(0.46)	(0.44)	(0.40)	(0.09)

Change in net asset value	0.18		(0.27)	(0.04)	(0.06)	(0.24)	0.15

NET ASSET VALUE, end of period	$13.40		$13.22	$13.49	$13.53	$13.59	$13.83

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	3.21		1.54	3.18	2.87	1.16	1.78
Ratios to average net assets:
Net investment income (loss) (%)	3.62	(c)	3.54	3.43	3.28	2.91	2.69	(c)
Expenses, after expense reductions (%)	0.86	(c)	0.89	0.90	0.91	0.90	0.89	(c)
Expenses, after expense reductions and net of custody credits (%)	0.86	(c)	0.88	0.90	0.90	0.90	0.89	(c)
Expenses, before expense reductions (%)	0.86	(c)	0.89	0.90	0.91	0.90	0.89	(c)

Portfolio turnover rate (%)	7.60		17.78	21.35	23.02	27.80	4.57

Net assets at end of period (thousands)	$779,736		$705,238	$696,717	$833,189	$967,650	$1,039,050

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

Class C Shares:	Six Months Ended March 31,		Year Ended September 30,				Three Months Ended Sept. 30,
	2009*		2008	2007	2006	2005	2004(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.24		$13.51	$13.55	$13.62	$13.86	$13.70

Income from investment operations:
Net investment income (loss)	0.22		0.44	0.43	0.41	0.36	0.08
Net realized and unrealized gain (loss) on investments	0.18		(0.27)	(0.04)	(0.07)	(0.24)	0.16
Total from investment operations	0.40		0.17	0.39	0.34	0.12	0.24

Less dividends from:
Net investment income	(0.22)		(0.44)	(0.43)	(0.41)	(0.36)	(0.08)

Change in net asset value	0.18		(0.27)	(0.04)	(0.07)	(0.24)	0.16

NET ASSET VALUE, end of period	$13.42		$13.24	$13.51	$13.55	$13.62	$13.86

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	3.06		1.26	2.90	2.52	0.89	1.79
Ratios to average net assets:
Net investment income (loss) (%)	3.34	(c)	3.26	3.15	3.00	2.63	2.43	(c)
Expenses, after expense reductions (%)	1.14	(c)	1.17	1.19	1.18	1.18	1.15	(c)
Expenses, after expense reductions and net of custody credits (%)	1.14	(c)	1.16	1.18	1.18	1.18	1.15	(c)
Expenses, before expense reductions (%)	1.64	(c)	1.67	1.68	1.68	1.68	1.65	(c)

Portfolio turnover rate (%)	7.60		17.78	21.35	23.02	27.80	4.57

Net assets at end of period (thousands)	$130,472		$99,972	$86,564	$105,436	$140,606	$156,870

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

Class I Shares:	Six Months Ended March 31, 2009*		Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)
			2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.22		$13.49	$13.53	$13.59	$13.83	$13.68

Income from investment operations:
Net investment income (loss)	0.26		0.52	0.51	0.49	0.44	0.11
Net realized and unrealized gain (loss) on investments	0.18		(0.27)	(0.04)	(0.06)	(0.24)	0.15

Total from investment operations	0.44		0.25	0.47	0.43	0.20	0.26

Less dividends from:
Net investment income	(0.26)		(0.52)	(0.51)	(0.49)	(0.44)	(0.11)

Change in net asset value	0.18		(0.27)	(0.04)	(0.06)	(0.24)	0.15

NET ASSET VALUE, end of period	$13.40		$13.22	$13.49	$13.53	$13.59	$13.83

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	3.38		1.88	3.53	3.22	1.50	1.87
Ratios to average net assets:
Net investment income (loss) (%)	3.95	(c)	3.88	3.78	3.62	3.25	3.02	(c)
Expenses, after expense reductions (%)	0.53	(c)	0.55	0.57	0.57	0.57	0.55	(c)
Expenses, after expense reductions and net of custody credits (%)	0.53	(c)	0.55	0.57	0.57	0.57	0.55	(c)
Expenses, before expense reductions (%)	0.53	(c)	0.55	0.57	0.57	0.57	0.55	(c)

Portfolio turnover rate (%)	7.60		17.78	21.35	23.02	27.80	4.57

Net assets at end of period (thousands)	$549,772		$437,393	$303,716	$285,878	$290,369	$238,589

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

We have used ratings from Standard & Poor’s, (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.87%

Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	$2,475,000	$2,569,124
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A2/A	6,000,000	6,186,060
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2017	A1/A+	2,500,000	2,523,575
University of Alabama at Birmingham Hospital Revenue, 5.00% due 9/1/2018	A1/A+	1,500,000	1,469,085

ALASKA — 0.62%

Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: FSA)	Aa3/AAA	955,000	1,020,943
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: MBIA)	A1/AA-	1,175,000	1,272,842
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,190,650
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: MBIA)	A2/AA-	3,250,000	3,632,720

ARIZONA — 1.89%

Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	NR/A-	1,000,000	1,039,740
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	NR/A-	1,325,000	1,366,552
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	NR/A-	1,440,000	1,472,717
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019	A2/AA	2,200,000	2,306,480
Mohave County IDA, 5.00% due 4/1/2009 (Mohave Prison LLC; Insured: XLCA)	NR/AAA	2,780,000	2,780,000
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: XLCA)	NR/AAA	3,135,000	3,561,987
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	NR/BBB+	12,000,000	11,912,040
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	Baa3/NR	915,000	872,114
Pima County IDA Lease Obligation, 7.25% due 7/15/2010 (Insured: FSA)	Aa3/AAA	135,000	135,682
Salt River Agricultural Improvement & Power District, 5.00% due 1/1/2020	Aa1/AA	1,205,000	1,214,206
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	NR/BBB	1,000,000	1,001,650

ARKANSAS — 0.21%

Jefferson County Hospital Improvement, 5.50% due 6/1/2010 (Jefferson Hospital Association)	NR/A	1,000,000	1,028,340
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	NR/A	1,075,000	1,116,602
Little Rock Hotel & Restaurant GRT, 7.125% due 8/1/2009	A3/NR	940,000	946,176

CALIFORNIA — 4.27%

Calexico USD, 5.75% due 9/1/2013	NR/NR	2,390,000	2,413,661
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,620,000	2,654,532
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	A3/AA-	1,000,000	1,002,760
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	Aa3/A+	2,600,000	2,845,180
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	Aa3/A+	2,550,000	2,808,238
California State Economic Recovery, 0.40% due 7/1/2023 put 4/1/2009 (SPA: Bank of America) (daily demand notes)	A2/A	14,850,000	14,850,000

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: FGIC)	Aa2/AA-	$3,000,000	$3,306,660
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	3,000,000	3,291,810
Corona Norco USD GO, 3.50% due 2/1/2010	NR/NR	5,470,000	5,496,365
Desert Sands USD, 5.25% due 3/1/2016	A2/A+	1,500,000	1,562,910
Eastern Municipal Water District California Water & Sewer Revenue COP, 0.27% due 7/1/2020 put 4/7/2009 (SPA: JPMorgan Chase) (weekly demand notes)	Aa3/AA	2,300,000	2,300,000
Escondido USD GO, 5.60% due 11/1/2009 (Insured: MBIA) (ETM)	NR/AA	1,250,000	1,254,825
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	Aaa/AAA	2,000,000	2,244,120
Los Angeles Convention & Exhibition Center Authority Lease Revenue, 5.00% due 8/15/2018	A1/AA-	2,000,000	2,147,500
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: FSA)	Aa3/AAA	4,000,000	4,351,760
Modesto Health Facilities, 6.00% due 6/1/2018 (Memorial Hospitals Association; Insured: MBIA)	Aa3/AA-	1,300,000	1,301,235
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: FSA)	Aa3/AAA	7,600,000	4,535,756
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements) (1)	NR/NR	3,900,000	3,903,120

COLORADO — 2.40%

Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AA-	1,530,000	1,579,312
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AA-	1,565,000	1,615,268
Central Platte Valley Metropolitan District GO, 5.00% due 12/1/2031 put 12/1/2009 (LOC: BNP Paribas)	NR/AA	12,400,000	12,635,600
Colorado Educational & Cultural Facilities, 6.00% due 6/1/2011	A3/A	1,035,000	1,052,616
Denver City and County Airport System, 5.00% due 11/15/2016 (Insured: MBIA)	A1/AA-	1,515,000	1,609,839
Denver City and County Airport System, 5.00% due 11/15/2017 (Insured: MBIA)	A1/AA-	1,000,000	1,053,110
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: XLCA)	Baa3/BBB-	3,450,000	3,183,315
E-470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: MBIA)	Baa1/AA	1,910,000	1,360,378
Plaza Metropolitan District, 7.125% due 12/1/2010 (Public Improvement Fee/Tax Increment)	NR/NR	4,210,000	4,166,384
Plaza Metropolitan District, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment)	NR/NR	6,000,000	5,584,620
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	NR/AAA	1,000,000	1,172,740

CONNECTICUT — 0.14%

Connecticut Development Authority PCR, 5.75% due 6/1/2026 put 2/1/2012	Baa2/NR	1,000,000	1,000,170
Connecticut Health & Educational Facilities, 3.50% due 11/15/2029 put 2/1/2012 (Ascension Health) (2)	NR/AA	1,000,000	1,002,940

DELAWARE — 0.32%

Delaware EDA, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light)	Baa2/BBB	2,045,000	2,135,716
Delaware HFA, 5.25% due 6/1/2011 (Beebe Medical Center)	Baa1/BBB+	1,275,000	1,267,630
Delaware HFA, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital; Insured: Radian)	NR/BBB+	1,270,000	1,223,239

DISTRICT OF COLUMBIA — 2.23%

District of Columbia, 6.00% due 6/1/2018 (Insured: MBIA)	A1/AA-	5,000,000	5,611,000
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Insured: AMBAC)	A2/A	3,000,000	3,123,300
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Baa1/A	5,950,000	6,295,159
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	A2/AA-	2,875,000	3,023,091
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	A2/AA-	4,125,000	4,312,853
District of Columbia COP, 5.00% due 1/1/2019 (Insured: MBIA)	A2/AA-	5,000,000	4,976,750
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental; Insured: FSA)	Aa3/AAA	2,000,000	1,991,680
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: FSA)	Aa3/AAA	1,990,000	1,876,789
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: FSA)	Aa3/AAA	1,480,000	1,347,792

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
FLORIDA — 9.23%

Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	Aa3/A+	$4,000,000	$4,282,720
Broward County Resource Recovery, 5.375% due 12/1/2009 (Wheelabrator South)	A3/AA	5,000,000	5,066,550
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: FSA)	Aa3/AAA	7,630,000	8,317,310
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: FGIC)	A1/AA-	1,000,000	1,018,880
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: MBIA)	Baa1/AA-	1,820,000	1,837,272
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: MBIA)	Baa1/AA-	3,260,000	3,163,113
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	3,190,000	3,332,338
Crossings at Fleming Island Community Development, 5.45% due 5/1/2010 (Insured: MBIA)	Baa1/AA-	1,600,000	1,607,952
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB-	2,755,000	2,642,844
Escambia County HFA, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligated Group)	NR/NR	2,540,000	2,574,137
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: FSA)	Aa3/AAA	1,605,000	1,741,040
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: FSA)	Aa3/AAA	1,500,000	1,622,145
Florida Hurricane Catastrophe Series A, 5.00% due 7/1/2014	Aa3/AA-	11,000,000	11,199,870
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	Aa2/AA+	2,000,000	2,087,860
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	NR/AA+	770,000	828,504
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	NR/AA+	905,000	971,916
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	NR/AA+	925,000	988,122
Florida State Department of Transportation, 5.00% due 7/1/2018	Aa1/AAA	3,000,000	3,301,620
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: FGIC)	A3/AA-	5,000,000	5,009,150
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	6,410,000	6,219,751
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	Baa1/A	3,250,000	3,266,315
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: XLCA)	Baa1/NR	2,000,000	1,893,120
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: XLCA)	Baa1/NR	2,000,000	1,859,440
Jacksonville Electric Authority, 5.25% due 10/1/2012 (St. John’s River Park Systems) (2)	Aa2/AA-	5,000,000	5,368,350
Jacksonville Electric Authority, 5.00% due 10/1/2014	Aa3/A+	7,165,000	7,653,080
Jea Water & Sewer Systems Revenue, 5.00% due 10/1/2018	Aa3/AA-	1,500,000	1,600,470
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	A3/NR	1,000,000	951,730
Miami Dade County, 5.25% due 7/1/2018 (Building Better Communities)	Aa3/AA-	4,540,000	5,037,902
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A2/A	3,000,000	3,132,240
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: MBIA-IBC FGIC)	A3/AA-	1,000,000	1,052,460
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A3/A	1,000,000	1,050,320
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A3/A	1,000,000	1,042,650
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	A3/AA-	1,010,000	1,076,226
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	2,480,000	2,643,085
Miami Street Sidewalk Improvement, 5.00% due 1/1/2018 (Insured: MBIA)	A3/AA-	1,970,000	2,057,862
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health) (ETM)	A1/NR	1,395,000	1,441,495
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: FGIC)	Aa1/AA+	3,000,000	3,225,930
Palm Beach County School Board COP, 5.00% due 8/1/2025 (Insured: FGIC)	A1/AA-	1,500,000	1,519,170
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/AA	1,110,000	1,072,138
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: FSA)	Aa3/AAA	4,355,000	4,375,033
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole; Insured: AMBAC)	Baa1/A	10,000,000	9,873,000
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	Aa3/AA-	1,560,000	1,578,798
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	2,755,000	2,524,021
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: FGIC)	NR/AA-	1,640,000	1,614,055

GEORGIA — 2.89%

Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: Assured Guaranty)	Aa2/AAA	3,850,000	4,098,672

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Burke County PCR, 4.375% due 10/1/2032 put 4/1/2010 (Georgia Power Co.)	A2/A	$5,000,000	$5,056,400
Burke County PCR, 4.75% due 1/1/2039 put 4/1/2011 (Oglethorpe Power; Insured: MBIA)	A3/AA	10,000,000	10,278,400
Fulton County Development Authority, 0.55% due 4/1/2034 put 4/1/2009 (LOC: Bank of America) (daily demand notes)	NR/NR	5,000,000	5,000,000
Lagrange Troup County Hospital Authority Series A, 5.00% due 7/1/2018	A1/A+	2,500,000	2,623,525
Main Street Natural Gas Inc., 5.00% due 3/15/2013	A2/A	1,500,000	1,277,985
Main Street Natural Gas Inc., 5.00% due 3/15/2014	Aa3/A	3,000,000	2,773,290
Main Street Natural Gas Inc., 5.00% due 3/15/2014	A2/A	3,590,000	2,920,788
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power; Insured: MBIA)	A3/AA-	2,000,000	2,070,520
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: MBIA)	A3/AA-	1,000,000	1,107,180
Monroe County Development Authority PCR, 4.50% due 7/1/2025 put 4/1/2011 (Georgia Power Co.)	A2/A	5,000,000	5,017,550

GUAM — 0.07%

Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	NR/A-	1,000,000	1,012,270

HAWAII — 0.48%

Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: MBIA)	Baa1/AA-	6,750,000	7,017,300

IDAHO — 0.19%

Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,489,464
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,224,630

ILLINOIS — 11.61%

Bolingbrook, 0% due 1/1/2016 (Insured: MBIA)	A2/NR	1,500,000	1,152,000
Bolingbrook, 0% due 1/1/2017 (Insured: MBIA)	A2/NR	2,000,000	1,441,720
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,074,178
Chicago Board of Education, 5.00% due 12/1/2018 (Insured: MBIA)	A1/AA-	1,000,000	1,071,010
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	A1/AA-	2,000,000	2,064,060
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges; Insured: FGIC)	Aa3/AA	2,670,000	2,108,312
Chicago Gas Supply, 4.75% due 3/1/2030 put 6/30/2014 (Peoples Gas Light & Coke)	A1/A-	1,500,000	1,527,645
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	Aa3/AA-	1,000,000	1,109,800
Chicago GO, 5.375% due 1/1/2013 (Insured: MBIA)	Aa3/AA-	2,725,000	2,909,619
Chicago GO, 5.40% due 1/1/2018 (Insured: FSA)	Aa3/AAA	3,000,000	3,033,180
Chicago GO, 1.50% due 1/1/2040 put 4/7/2009 (Insured: FSA/SPA-Dexia Credit Local) (weekly demand notes)	Aa3/AAA	34,800,000	34,800,000
Chicago Housing Authority Capital Program, 5.25% due 7/1/2010 (ETM)	NR/NR	2,300,000	2,431,468
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: FSA)	Aa3/AAA	8,460,000	9,068,189
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: FSA)	Aa3/AAA	2,000,000	2,129,860
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011 (ETM)	NR/NR	735,000	785,671
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: MBIA)	A2/AA-	1,180,000	1,277,728
Chicago Park District Parking Facility, 5.75% due 1/1/2010 (ETM)	Baa1/NR	1,000,000	1,039,320
Cook County, 6.25% due 11/15/2013 (Insured: MBIA)	Aa2/AA	3,995,000	4,622,295
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: FSA)	Aa3/NR	2,000,000	1,946,840
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: FGIC)	A1/NR	2,500,000	3,346,575
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: FGIC)	Aa3/NR	2,250,000	2,834,663
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,971,550
Illinois DFA, 6.00% due 11/15/2009 (Adventist Health; Insured: MBIA)	Baa1/AA	3,635,000	3,682,800
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: MBIA)	Baa1/AA	3,860,000	3,972,403

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois DFA Community Rehab Providers, 6.00% due 7/1/2015	NR/BBB	$1,160,000	$1,129,875
Illinois Educational Facilities, 0.50% due 3/1/2027 put 4/7/2009 (Art Institute of Chicago; SPA: Bank of America) (weekly demand notes)	A1/A+	6,100,000	6,100,000
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A1/A+	2,625,000	2,784,259
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/NR	3,000,000	3,032,520
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	3,553,130
Illinois Educational Facilities, 4.15% due 11/1/2036 put 11/1/2012 (Field Museum)	A2/A	5,250,000	5,131,297
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A2/A	3,000,000	2,927,040
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: MBIA)	A3/AA	1,000,000	951,190
Illinois Finance Authority, 5.50% due 11/1/2018	Aa3/AA	1,000,000	1,035,350
Illinois Finance Authority, 3.875% due 11/1/2030 put 5/1/2012 (Health Care)	Aa3/AA	2,000,000	1,998,920
Illinois Finance Authority Student Housing, 5.00% due 5/1/2014	Baa3/NR	3,895,000	3,693,629
Illinois HFA, 6.50% due 2/15/2010 (Iowa Health System) (ETM)	Aa3/NR	1,465,000	1,511,704
Illinois HFA, 6.00% due 2/15/2011 (Iowa Health System; Insured: AMBAC) (ETM)	Aa3/A	1,560,000	1,644,146
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: MBIA) (2)	A2/AA-	3,000,000	3,017,310
Illinois HFA, 5.375% due 7/1/2017 (Loyola University; Insured: MBIA)	Baa1/AA	7,085,000	6,893,634
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	A3/A-	1,500,000	1,521,885
Illinois Hospital District GO, 5.50% due 1/1/2010 (Insured: FGIC)	NR/AA-	1,040,000	1,051,034
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: FGIC)	NR/AA	2,780,000	3,121,801
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: FGIC)	Aa3/AA-	3,000,000	2,475,270
Lake County Community High School District GO, 0% due 12/1/2011 (Insured: FGIC)	NR/NR	3,235,000	2,956,078
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2010 (Insured: FGIC)	NR/AA-	1,000,000	979,070
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2012 (Insured: FGIC)	NR/AA-	2,200,000	1,994,388
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick Place; Insured: MBIA)	A1/AAA	1,045,000	930,991
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick Place; Insured: FGIC)	A1/AA-	11,295,000	8,721,999
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A3/A-	1,000,000	985,180
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A3/A-	1,000,000	960,430
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	Baa2/BBB	2,160,000	2,002,968

INDIANA — 4.82%

Allen County Economic Development, 5.60% due 12/30/2009 (Indiana Institute of Technology)	NR/NR	390,000	392,633
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,329,832
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,196,440
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: XLCA)	Aa3/NR	1,000,000	1,084,710
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: XLCA)	Aa3/NR	1,480,000	1,606,007
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: XLCA)	Aa3/NR	1,520,000	1,635,550
Allen County Redevelopment District, 5.00% due 11/15/2016	A3/NR	1,000,000	1,044,710
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: FGIC)	A1/AA-	1,000,000	1,086,920
Boonville Junior High School Building Corp., 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	813,221
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	794,580
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	869,203
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: FSA/State Aid Withholding)	Aa3/AAA	1,250,000	1,326,587
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	Aa2/AA	1,575,000	1,279,057
Center Grove Building Corp., 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Baa1/AA+	1,135,000	1,197,368
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Baa1/AA-	910,000	923,404
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	Baa1/A+	1,000,000	1,084,410
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	Baa1/A+	1,000,000	1,085,790
Huntington Economic Development, 6.20% due 11/1/2010 (United Methodist Memorial)	NR/NR	790,000	786,224
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	Aa3/NR	1,500,000	1,334,445
Indiana Health Facilities, 3.625% due 11/15/2036 put 8/1/2011 (Ascension Health)	NR/NR	3,955,000	3,980,431

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: MBIA)	Baa1/AA	$5,000,000	$5,433,650
Indiana State Educational Facilities Authority, 5.75% due 10/1/2009 (University of Indianapolis)	NR/A-	670,000	680,251
Indiana State Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: MBIA)	Aa2/AA+	1,030,000	1,104,922
Indiana State Finance Authority Revenue, 5.00% due 7/1/2011 (Wabash Correctional Facilities)	NR/NR	1,390,000	1,482,838
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	Aa2/AA+	1,000,000	1,081,320
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	Aa2/AA+	2,150,000	2,324,838
Indiana State Finance Authority Revenue, 5.00% due 11/1/2018	Aa3/AA+	2,000,000	2,148,780
Indianapolis Local Public Improvement Bond, 5.00% due 1/1/2015 (Waterworks; Insured: MBIA)	A1/AA-	1,000,000	1,096,560
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2015 (Waterworks; Insured: MBIA)	A1/AA-	1,000,000	1,101,180
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2016 (Insured: FGIC)	Aa2/AA	1,030,000	1,117,807
Knox Middle School Building Corp. First Mortgage, 0% due 1/15/2020 (Insured: FGIC)	NR/AA	1,295,000	672,753
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	NR/AA+	1,200,000	1,340,532
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	NR/AA+	1,250,000	1,399,475
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Baa1/AA-	1,055,000	1,146,405
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Baa1/AA-	1,135,000	1,230,805
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Baa1/AA-	1,140,000	1,237,801
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	NR/AA-	1,660,000	1,764,729
Perry Township Multi School Building, 5.00% due 7/10/2014 (Insured: FSA)	Aa3/NR	2,130,000	2,348,112
Peru Community School Corp. First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	798,870
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	NR/AA-	1,445,000	1,564,386
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	NR/BBB	4,100,000	4,113,899
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: FGIC State Aid Withholding)	NR/AA+	1,785,000	1,978,369
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	NR/AA+	2,095,000	2,326,937
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA+	995,000	1,056,441
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA+	1,095,000	1,205,343
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Baa1/AA+	1,335,000	1,495,000
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	NR/AA+	2,080,000	2,278,162

IOWA — 1.20%

Ankeny Community School District Sales & Services Tax, 5.00% due 7/1/2010	NR/AA-	2,900,000	3,026,643
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,535,000	2,536,293
Dubuque Community School District, 5.00% due 1/1/2013	A3/NR	1,600,000	1,611,632
Dubuque Community School District, 5.00% due 7/1/2013	A3/NR	1,640,000	1,650,545
Iowa Finance Authority, 6.50% due 2/15/2010 (Iowa Health Services)	Aa3/NR	2,955,000	3,049,471
Iowa Finance Authority, 5.75% due 12/1/2010 (Trinity Health)	Aa2/AA	2,260,000	2,331,710
Iowa Finance Authority, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services; Insured: AMBAC)	Baa1/A	3,145,000	3,318,919

KANSAS — 0.96%

Burlington Environmental Improvement, 5.00% due 12/1/2023 put 4/1/2011 (Kansas City Power & Light; Insured: XLCA)	A3/BBB+	1,500,000	1,515,195
Burlington Environmental Improvement, 5.374% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	Baa1/A	12,400,000	12,499,696

KENTUCKY — 1.07%

Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA) (ETM)	NR/AA	2,835,000	2,899,808
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA)	Baa1/AA-	4,565,000	4,579,928

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: MBIA) (ETM)	NR/AA	$3,775,000	$4,008,257
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured MBIA)	Baa1/AA-	4,055,000	4,095,672

LOUISIANA — 2.83%

East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: FSA)	Aa3/AAA	3,000,000	3,248,700
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 9/1/2012 (Bellemont Apartments)	Ba1/NR	725,000	654,421
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	NR/A	1,000,000	1,043,460
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	NR/A	1,000,000	1,036,620
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	NR/A	1,265,000	1,304,139
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	NR/A	1,000,000	1,020,150
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	A3/NR	1,000,000	959,920
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	A3/NR	1,825,000	1,722,946
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	A3/NR	1,000,000	926,240
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	A3/NR	1,035,000	944,251
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	A3/NR	1,000,000	894,730
Louisiana Public Facilities Authority Revenue, 7.00% due 12/1/2038 (Cleco Power LLC)	Baa1/BBB	9,000,000	9,016,740
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	Baa1/A	5,000,000	4,953,950
Louisiana State GO, 5.00% due 8/1/2017 (Insured: MBIA)	A1/AA-	4,000,000	4,235,840
Louisiana State Offshore Terminal Authority, 4.25% due 10/1/2037 put 10/1/2010 (Deepwater Port Loop LLC)	A3/A	4,200,000	4,246,200
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	NR/BBB+	1,505,000	1,685,826
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	2,400,000	2,131,032
Regional Transportation Authority, 8.00% due 12/1/2011 (Insured: FGIC)	NR/AA-	1,250,000	1,354,225

MARYLAND — 0.19%

Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2017 (Washington County Hospital)	NR/BBB-	1,000,000	917,120
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2018 (Washington County Hospital)	NR/BBB-	1,000,000	901,610
Maryland Health & Higher Educational Facilities, 0.50% due 7/1/2034 put 4/7/2009 (Univ. of Maryland Medical; LOC: Bank of America) (weekly demand notes)	Aa3/AA+	900,000	900,000

MASSACHUSETTS — 2.51%

Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Baa1/AA-	3,720,000	3,753,591
Massachusetts Health & Educational Facilities, 0.26% due 11/1/2035 put 4/1/2009 (Berkshire Health Systems; Insured: Assured Guaranty) (daily demand notes)	Aaa/AAA	4,050,000	4,050,000
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,345,000	2,466,401
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: FGIC) (ETM)	NR/NR	3,415,000	3,814,350
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,459,129
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	3,215,000	3,375,235
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	1,750,000	1,725,150
Massachusetts Western Turnpike Revenue, 5.55% due 1/1/2017 (Insured: MBIA) (2)	Aa3/AA-	15,000,000	15,054,450

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MICHIGAN — 4.41%

Detroit Sewage Disposal Revenue, 5.00% due 7/1/2014 (Insured: MBIA)	A3/AA-	$2,000,000	$2,033,060
Detroit Sewage Disposal Revenue, 5.50% due 7/1/2032 (Insured: MBIA)	A3/AA-	3,500,000	3,582,950
Detroit Water Supply System, 6.00% due 7/1/2015 (Insured: MBIA)	A2/AA-	3,080,000	3,253,466
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	Baa3/BBB	3,715,000	3,140,810
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	3,095,000	3,011,094
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	NR/AA-	2,485,000	2,044,136
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: FSA)	Aa3/AAA	1,520,000	1,535,109
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: FSA)	Aa3/AAA	2,500,000	2,524,850
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	Aa3/AA	2,000,000	2,022,600
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: FSA)	NR/AAA	1,405,000	1,407,894
Michigan Housing Development Authority Rental Housing Revenue, 5.00% due 4/1/2016	NR/AA	6,000,000	6,082,800
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A1/A+	6,000,000	6,414,420
Michigan State Building Authority, 5.50% due 10/15/2017	A1/A+	4,000,000	4,343,200
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Baa1/AA-	6,000,000	6,028,080
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A1/A+	1,000,000	932,100
Michigan State HFA, 5.75% due 12/1/2034	Aa2/AA	10,000,000	10,637,200
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: Assured Guaranty)	Aa2/AAA	2,000,000	2,189,000
Michigan State Strategic Fund, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	Baa1/NR	2,175,000	2,133,697
Royal Oak Hospital Finance Authority Hospital Revenue, 6.25% due 9/1/2014 (William Beaumont Hospital)	A1/NR	1,000,000	1,037,170

MINNESOTA — 0.82%

Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	1,150,000	921,403
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	997,880
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligated Group)	Baa1/BBB	1,500,000	1,486,755
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	Baa1/AA-	8,005,000	8,605,215

MISSISSIPPI — 0.16%

Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: FGIC)	NR/NR	1,020,000	1,053,935
Mississippi Development Bank Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,565,000	1,331,158

MISSOURI — 0.30%

Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	Aa2/NR	1,045,000	1,055,492
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	NR/AA-	1,000,000	1,039,480
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: MBIA)	A1/AA-	2,000,000	2,236,940

MONTANA — 0.30%

Forsyth PCR, 5.20% due 5/1/2033 put 5/1/2009 (Portland General)	Baa1/A	4,385,000	4,384,912

NEBRASKA — 0.60%

Madison County Hospital Authority, 5.25% due 7/1/2010 (Faith Regional Health Services; Insured: Radian)	NR/BBB+	1,455,000	1,491,201
Madison County Hospital Authority, 5.50% due 7/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/BBB+	1,625,000	1,795,251

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Omaha Public Power District Electric Systems, 5.00% due 2/1/2013	Aa1/AA	$5,000,000	$5,476,700

NEVADA — 1.75%

Clark County GO, 5.00% due 11/1/2017 (insured: AMBAC)	Aa1/AA+	1,185,000	1,254,346
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	Baa1/A	1,885,000	1,695,049
Clark County School District GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aa2/AA	1,000,000	1,056,950
Clark County School District GO, 0.60% due 6/15/2021 put 4/1/2009 (Insured: FSA, SPA: Bayerische Landesbank) (daily demand notes)	Aa3/AAA	365,000	365,000
Las Vegas Clark County GO, 5.00% due 1/1/2018	NR/NR	6,535,000	6,730,593
Las Vegas Clark County GO, 5.00% due 1/1/2019	NR/NR	3,000,000	3,055,410
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	Aa3/A+	1,530,000	1,603,669
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	Aa3/A+	2,555,000	2,653,827
Las Vegas Special Local Improvement District, 5.125% due 6/1/2011 (Insured: FSA)	Aa3/AAA	1,600,000	1,612,576
Reno Hospital Revenue, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: FSA)	Aa3/AAA	1,000,000	1,054,190
Reno Hospital Revenue, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: FSA)	Aa3/AAA	1,100,000	1,142,955
Reno Hospital Revenue, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: FSA)	Aa3/AAA	1,000,000	1,023,520
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2010 (Insured: Radian)	NR/BBB+	1,000,000	1,015,170
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2011 (Insured: Radian)	NR/BBB+	1,285,000	1,310,841

NEW HAMPSHIRE — 0.72%

Manchester Housing & Redevelopment Authority, 6.05% due 1/1/2012 (Insured: ACA)	Baa3/NR	1,500,000	1,483,815
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern NH Health Systems)	NR/A-	1,260,000	1,230,768
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern NH Health Systems)	NR/A-	1,000,000	969,050
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: MBIA)	Aa3/AA	2,985,000	3,359,886
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: MBIA)	Aa3/AA	3,130,000	3,518,308

NEW JERSEY — 1.81%

Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Baa1/AA-	1,000,000	1,114,510
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Baa1/AA-	1,500,000	1,630,365
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	971,760
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	905,670
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: FGIC)	Baa2/BBB	7,375,000	7,237,751
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A1/A	6,000,000	6,389,340
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A1/A	7,650,000	8,211,357

NEW MEXICO — 0.98%

Albuquerque Airport, 5.50% due 7/1/2013	A1/A	1,820,000	1,936,207
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	Baa1/A	2,300,000	2,095,231
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2017	A1/AA+	2,365,000	2,570,282
Los Alamos County Gross Receipts Tax, 5.50% due 6/1/2018	A1/AA+	2,205,000	2,379,813
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aa2/AAA	4,865,000	5,277,795

NEW YORK — 6.83%

Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/BBB+	3,910,000	3,653,074
New York City GO, 0.50% due 11/1/2026 put 4/1/2009 (Insured: FSA/SPA-Dexia Credit Local) (daily demand notes)	Aa3/AAA	7,680,000	7,680,000
New York City IDA, 5.00% due 6/1/2010 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	1,175,000	1,177,421
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	2,215,000	2,206,162
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	2,330,000	2,282,701
New York City Municipal Water Finance Authority, 1.00% due 6/15/2032 put 4/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	Aa3/AA+	5,805,000	5,805,000

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York City Municipal Water Finance Authority, 0.85% due 6/15/2033 put 4/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	Aa2/AAA	$25,300,000	$25,300,000
New York City Transitional Finance Authority, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,545,950
New York City Transitional Finance Authority, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,247,480
New York State Dormitory Authority, 5.50% due 7/1/2012 (South Nassau Community Hospital)	Baa1/NR	1,820,000	1,823,585
New York State Dormitory Authority, 5.50% due 7/1/2013 (South Nassau Community Hospital)	Baa1/NR	1,500,000	1,499,865
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aa3/AAA	3,650,000	3,988,428
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services)	NR/AA-	5,000,000	5,286,650
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services)	NR/AA-	5,000,000	5,238,750
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	A1/AA-	4,000,000	4,219,480
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,084,660
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,794,718
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,563,495
New York State Dormitory Authority Mental Health Services Facilities Improvement, 5.00% due 8/15/2010 (Insured: MBIA)	A1/AA-	1,600,000	1,670,704
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: XLCA)	A1/AA-	1,000,000	1,089,310
Port Authority 148th, 5.00% due 8/15/2017 (Insured: FSA)	Aa3/AAA	4,725,000	5,321,862
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	A1/AA-	3,160,000	3,164,203
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: XLCA)	A1/AA-	2,000,000	2,002,620

NORTH CAROLINA — 3.85%

Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016 (Carolinas Health Network)	Aa3/AA-	3,420,000	3,571,506
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017 (Carolinas Health Network)	Aa3/AA-	2,000,000	2,086,320
Mecklenburg County GO, 5.00% due 2/1/2011	Aa1/AA+	1,000,000	1,066,270
North Carolina Eastern Municipal Power Agency, 5.375% due 1/1/2011	Baa1/BBB+	3,000,000	3,102,270
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	Baa1/BBB+	650,000	676,423
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	Baa1/BBB+	1,100,000	1,151,843
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	Baa1/BBB+	1,055,000	1,101,557
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	Baa1/A	1,700,000	1,713,430
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	Baa1/A	7,500,000	7,889,850
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018	Aaa/AAA	5,700,000	6,493,611
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: Assured Guaranty)	Aa2/AAA	3,000,000	3,119,220
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	Aa1/AA+	2,400,000	2,526,072
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: FSA & FHA 242)	Aa3/AAA	1,000,000	1,048,750
North Carolina Municipal Power Agency, 6.00% due 1/1/2010 (Catawba Electric; Insured: MBIA)	A2/AA-	2,400,000	2,467,560
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A2/A-	2,505,000	2,685,861
North Carolina Municipal Power Agency, 6.375% due 1/1/2013 (Catawba Electric)	A2/A-	1,500,000	1,546,305
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A2/A-	3,000,000	3,147,630
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	Aa1/AA+	5,000,000	5,312,300
University of North Carolina Systems Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	Baa1/A	1,030,000	1,141,291
Wake County GO, 5.00% due 3/1/2011	Aaa/AAA	4,000,000	4,306,920

NORTH DAKOTA — 0.17%

Ward County Health Care Facilities, 5.00% due 7/1/2011 (Trinity Obligated Group)	NR/BBB+	1,000,000	968,970
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	NR/BBB+	1,560,000	1,465,885

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
OHIO — 1.42%

Akron COP, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	$3,000,000	$3,321,750
Akron COP, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,213,320
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aa3/NR	1,000,000	1,094,120
Hudson City GO, 6.35% due 12/1/2011 (Library Improvement)	Aa1/NR	1,400,000	1,552,572
Mahoning Valley Sanitary District, 5.90% due 11/15/2009 (Insured: FSA)	Aa3/AAA	770,000	795,418
Montgomery County, 6.00% due 12/1/2009 (Catholic Health Initiatives)	Aa2/AA	2,385,000	2,436,802
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	Aa2/AA	1,530,000	1,595,560
Montgomery County, 4.10% due 10/1/2041 put 11/10/2011 (Catholic Health Initiatives)	Aa2/AA	2,500,000	2,624,000
Ohio State Unlimited Tax GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,055,200

OKLAHOMA — 0.91%

Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	NR/BBB+	1,000,000	996,140
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	NR/BBB+	1,340,000	1,290,152
Oklahoma DFA, 5.75% due 6/1/2011 (Oklahoma Hospital Association; Insured: AMBAC)	Aa3/NR	740,000	806,297
Oklahoma DFA Health, 5.00% due 8/15/2017 (Integris Baptist Medical Center)	Aa3/AA-	2,900,000	3,056,339
Oklahoma DFA Hospital, 5.25% due 12/1/2011 (Duncan Regional Hospital)	NR/A	1,215,000	1,262,033
Oklahoma DFA Hospital, 5.25% due 12/1/2012 (Duncan Regional Hospital)	NR/A	1,330,000	1,386,472
Oklahoma State Industrial Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris Health Systems; Insured: MBIA)	Aa3/AA-	2,150,000	2,216,026
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	A1/NR	1,165,000	1,176,906
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	A1/NR	1,075,000	1,098,736

OREGON — 0.07%

Oregon State Department Administrative Services COP, 5.00% due 11/1/2014 (Insured: FGIC)	Aa3/AA-	1,000,000	1,086,970

PENNSYLVANIA — 2.01%

Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	Aa3/AA-	3,000,000	3,064,170
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	NR/A	1,915,000	2,060,521
Geisinger Authority Health Systems, 5.50% due 8/15/2009 (Penn State Geisinger Health)	Aa2/AA	1,000,000	1,011,580
Northampton County IDA, 5.35% due 7/1/2010 (Moravian Hall Square; Insured: Radian)	NR/BBB+	1,200,000	1,200,960
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015	Baa2/BBB	1,200,000	1,091,424
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: FSA)	Aa2/AAA	3,000,000	3,269,160
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: FSA)	Aa2/AAA	3,315,000	3,573,073
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2016	A2/A-	1,500,000	1,565,340
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2017	A2/A-	1,020,000	1,052,701
Pittsburgh GO, 5.00% due 9/1/2012 (Insured: MBIA)	Baa1/AA-	3,415,000	3,455,126
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	Baa1/A	2,000,000	2,132,920
Pittsburgh GO, 5.25% due 9/1/2016 (Insured: FSA)	Aa3/AAA	3,000,000	3,203,370
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	Baa1/A	1,400,000	1,514,394
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	Baa1/A	1,000,000	1,108,070

RHODE ISLAND — 0.54%

Providence GO, 5.50% due 1/15/2012 (Insured: FGIC)	A3/AA-	1,880,000	2,037,036
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured MBIA)	A1/AA-	1,000,000	1,045,820
Rhode Island State Economic Development Corp., 5.75% due 7/1/2010 (Providence Place Mall; Insured: Radian)	NR/BBB+	1,115,000	1,124,176
Rhode Island State Health & Education Building Corp., 4.50% due 9/1/2009 (Butler Hospital; LOC: Bank of America) (ETM)	NR/NR	1,960,000	1,993,242
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,565,000	1,634,439

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
SOUTH CAROLINA — 1.36%

Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	Baa3/BBB	$7,975,000	$7,067,525
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner Tomorrow)	Aa3/AA	1,000,000	1,054,370
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: FSA)	Aa3/AAA	2,000,000	2,140,680
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,104,160
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,100,620
South Carolina Jobs Economic Carealliance, 5.00% due 8/15/2014	Aa3/AAA	4,000,000	4,271,160
South Carolina Jobs Economic Carealliance, 5.00% due 8/15/2015	Aa3/AAA	3,000,000	3,184,980

SOUTH DAKOTA — 0.08%

South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: MBIA)	A1/AA-	1,100,000	1,142,240

TENNESSEE — 1.03%

Knox County Health, Educational, & Housing Facilities, 5.00% due 4/1/2017 (University Health Systems)	NR/BBB+	3,130,000	2,868,144
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2014	Ba1/BBB+	975,000	821,701
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	Ba1/BBB+	3,000,000	2,462,640
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	Baa1/A	5,000,000	4,000,900
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	Ba1/BBB+	5,000,000	3,933,300
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	Ba1/BBB+	1,190,000	903,615

TEXAS — 11.57%

Amarillo Health Facilities Corp., 5.50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: FSA)	Aa3/NR	1,350,000	1,415,070
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	Aa3/AA+	1,500,000	1,646,400
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	Aa3/AA	2,890,000	3,129,610
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	Aa3/AA	1,520,000	1,648,972
Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (American Opportunity Housing; Insured: MBIA)	Baa1/NR	1,230,000	1,191,563
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: MBIA)	Baa1/AA-	2,415,000	2,112,642
Clint ISD GO, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,837,717
Clint ISD GO, 5.50% due 2/15/2012 (Guaranty: PSF)	NR/AAA	1,155,000	1,234,037
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,676,795
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Arena Project; Insured: AMBAC)	A3/A	1,025,000	1,111,203
Corpus Christi Utility Systems, 5.50% due 7/15/2009 (Insured: FSA)	Aa3/AAA	4,780,000	4,845,773
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	Baa1/A	1,160,000	1,143,621
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	Baa1/A	1,260,000	1,242,209
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	Baa1/A	1,935,000	1,877,298
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	Baa1/A	2,035,000	1,974,316
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	Baa1/A	2,175,000	2,078,974
Duncanville ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,789,381
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,176,338
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	Aa2/AA	1,390,000	1,491,748
Grapevine Colleyville ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	7,043,431
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	NR/AA	2,005,000	2,011,215
Harris County Health Facilities Development Corp. Thermal Utility, 5.45% due 2/15/2011 (Teco; Insured: AMBAC)	Aa3/A	2,595,000	2,653,906
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco; Insured: MBIA)	Aa3/AA-	1,500,000	1,568,325
Harris County Hospital District, 5.75% due 2/15/2011 pre-refunded 8/15/2010 (Insured: MBIA)	NR/AA	10,000,000	10,616,800
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: MBIA)	A1/AA-	1,275,000	1,340,152
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: MBIA)	A1/AA-	1,500,000	1,550,175

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: MBIA)	Baa1/AA	$3,260,000	$3,058,825
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	Aa3/AA	6,190,000	5,226,093
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	NR/AAA	2,170,000	1,570,451
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	739,920
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,165,588
Laredo GO, 5.00% due 2/15/2018 (Insured: MBIA)	A1/AA-	2,000,000	2,121,220
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	A3/A+	1,660,000	1,762,688
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	A3/A+	1,745,000	1,858,669
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	A3/A+	1,835,000	1,944,293
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	A3/A+	1,930,000	2,036,999
Mesquite ISD GO, 0% due 8/15/2011 pre-refunded 8/15/2010 (Guaranty: PSF)	NR/AAA	1,865,000	1,736,856
Mesquite ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	1,200,000	1,110,924
Midtown Redevelopment Authority, 6.00% due 1/1/2010 (Insured: Radian)	Baa1/A-	700,000	710,143
Midtown Redevelopment Authority, 6.00% due 1/1/2011 (Insured: Radian)	Baa1/A-	740,000	758,167
North Central Health Facility Development, 5.00% due 5/15/2017 (Baylor Health Care System)	Aa2/AA-	5,000,000	5,014,100
North East ISD GO, 5.00% due 8/1/2016	Aaa/AAA	2,000,000	2,288,800
North Texas Tollway Authority, 5.50% due 1/1/2038	A2/A-	10,000,000	10,294,800
North Texas Tollway Authority, 5.00% due 1/1/2043 put 1/1/2011	A2/A-	2,140,000	2,185,154
Red River Authority PCR, 5.20% due 7/1/2011 (Southwestern Public Service; Insured: AMBAC)	Baa1/A	1,050,000	1,042,010
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aa1/AAA	3,000,000	3,334,680
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	5,979,300
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/BBB-	2,000,000	1,807,400
Spring Texas ISD GO, 5.00% due 8/15/2028 (Insured: FSA)	A1/AAA	10,000,000	10,084,700
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2014	Aa3/AA-	1,180,000	1,208,379
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2016	Aa3/AA-	2,280,000	2,290,602
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2017	Aa3/AA-	2,000,000	1,996,360
Tarrant County Health Facilities Development Corp., 6.00% due 11/15/2009 (Adventist/Sunbelt Health System) (ETM)	A1/NR	650,000	672,347
Tarrant County Health Facilities Development Corp., 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System)	A1/NR	730,000	793,882
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: MBIA)	Baa1/AA	1,000,000	844,630
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: Assured Guaranty)	Aa2/AAA	10,000,000	10,950,000
Texas State Affordable Housing Corp., 4.85% due 9/1/2012 (Insured: MBIA)	Baa1/AA-	1,415,000	1,320,223
Texas State Public Finance Authority, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation; Insured: FSA)	Aa2/AAA	1,000,000	1,018,560
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University Financing; Insured: MBIA)	A2/NR	1,305,000	1,418,026
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University Financing; Insured: MBIA)	A2/NR	1,450,000	1,576,382
Tomball Hospital Authority, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,351,551
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aa1/AA	2,000,000	2,066,040
Washington County Health Facilities Development Corp., 5.35% due 6/1/2009 (Trinity Medical Center; Insured: ACA) (2)	NR/NR	445,000	444,537
Washington County Health Facilities Development Corp., 5.75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,140,314
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: MBIA)	Baa1/AA-	2,835,000	3,014,285
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aa3/AAA	2,435,000	2,627,901

UTAH — 1.91%

Intermountain Power Agency Supply, 5.00% due 7/1/2012 (1)	NR/NR	15,000,000	16,075,650
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (ETM)	NR/AAA	4,355,000	4,365,713

Certified Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Intermountain Power Agency Supply, 5.00% due 7/1/2013 (1)	NR/NR	$5,000,000	$5,376,350
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,536,330
Utah State Board of Regents Auxiliary Systems & Student Fee, 5.00% due 5/1/2010 (2)	NR/AA	510,000	533,511

VIRGINIA — 0.79%

Alexandria IDA, 5.75% due 10/1/2009 (Institute for Defense; Insured: AMBAC) (ETM)	Baa1/A	1,130,000	1,160,341
Alexandria IDA, 5.75% due 10/1/2010 (Institute for Defense; Insured: AMBAC) (ETM)	Baa1/A	1,195,000	1,282,653
Chesterfield County IDA PCR, 5.50% due 10/1/2009 (VEPCO)	Baa1/NR	1,500,000	1,502,820
Louisa Industrial Development Authority PCR, 5.00% due 11/1/2035 put 12/1/2011 (Virginia Electric & Power Company)	NR/A-	3,000,000	3,052,590
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,434,625
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	Aaa/NR	3,000,000	3,151,710

WASHINGTON — 2.86%

Chelan County Public Utilities, 0% due 6/1/2014 (Insured: MBIA)	Aa2/AA	2,000,000	1,659,920
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Number 3)	Aaa/AA	5,470,000	5,963,175
Port Seattle Washington Revenue, 5.50% due 9/1/2018 (Insured: MBIA)	A1/AA-	5,000,000	5,332,700
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: FSA)	Aa3/AAA	5,015,000	5,509,429
Washington State GO, 0% due 1/1/2018 (Insured: FGIC)	Aa1/AA+	4,000,000	2,843,120
Washington State GO, 0% due 1/1/2019 (Insured: FGIC)	Aa1/AA+	3,000,000	2,000,400
Washington State Health Care Facilities Authority, 6.75% due 12/1/2011 (Group Health CO-OP Puget Sound)	Baa1/NR	2,060,000	2,060,638
Washington State HFA, 5.50% due 12/1/2009 (Providence Services; Insured: MBIA) (ETM)	NR/AA	1,500,000	1,550,670
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Credit Support: Assured Guaranty)	Aa2/AAA	1,000,000	1,045,430
Washington State HFA, 5.25% due 8/1/2018 (Insured: FSA 242)	NR/A+	8,095,000	8,372,092
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Nuclear Number 2; Insured: FSA)	Aaa/AAA	1,300,000	1,448,629
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Nuclear Number 3; Insured: MBIA-IBC)	Aaa/AA	1,760,000	1,576,344
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Number 3; Insured: MBIA-IBC)	Aaa/AA	3,000,000	2,448,000

WEST VIRGINIA — 0.55%

Kanawha, Mercer, Nicholas Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/NR	2,260,000	1,751,636
Monongalia County Community Hospital, 5.25% due 7/1/2020 (Monongalia General Hospital)	NR/BBB+	5,000,000	4,429,300
West Virginia EDA PCR, 4.85% due 5/1/2019 (Appalachian Power Company)	Baa2/BBB	1,000,000	961,080
West Virginia EDA PCR, 4.85% due 5/1/2019 (Pollution Control)	Baa2/BBB	1,000,000	961,080

WISCONSIN — 0.91%

Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Solid Waste) (ETM)	NR/B	1,500,000	1,523,535
Wisconsin State Health & Educational Facilities Authority, 5.40% due 8/15/2013 (Sorrowful Mother Corp.; Insured: MBIA)	Baa1/AA	1,135,000	1,135,443
Wisconsin State Health & Educational Facilities Authority, 5.50% due 8/15/2019 (Sorrowful Mother Corp.; Insured: MBIA)	Baa1/AA-	11,000,000	10,581,450

34    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WYOMING — 0.24%

West Park Hospital District, 5.90% due 7/1/2010 (Insured: ACA)	NR/NR	$975,000	$974,951
Wyoming Farm Loan Board, 0% due 4/1/2009	NR/AA+	2,500,000	2,500,000

TOTAL INVESTMENTS — 99.95% (Cost $1,452,237,324)			$1,459,243,913

OTHER ASSETS LESS LIABILITIES — 0.05%			736,181

NET ASSETS — 100.00%			$1,459,980,094

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IDA	Industrial Development Authority
ISD	Independent School District
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

Certified Semi-Annual Report    35

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$1,032.10	$4.38
Hypothetical*	$1,000.00	$1,020.62	$4.35

Class C Shares
Actual	$1,000.00	$1,030.60	$5.77
Hypothetical*	$1,000.00	$1,019.25	$5.74

Class I Shares
Actual	$1,000.00	$1,033.80	$2.71
Hypothetical*	$1,000.00	$1,022.27	$2.69

†	Expenses are equal to the annualized expense ratio for each class (A: 0.86%; C: 1.14%; and I: 0.53%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    37

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

Thornburg International Value Fund

Thornburg Value Fund

Thornburg Core Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg International Growth Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not,
Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor:	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®	You invest in the future, without spending a dime.
800.847.0200

TH1072

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders, they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bond with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Quality Spread – The difference between the yields of securities with different quality ratings.

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Important Information

Continued

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tax-Backed Bonds – A broad category of bonds that are secured by taxes levied by the obligor.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Yield Spread – The difference in yield, at a given time, between two bonds or between different segments of the bond market.

4    This page is not part of the Semi-Annual Report.

Thornburg California Limited Term Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.00%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without Sales Charge	2.20%	3.20%	2.29%	3.13%	4.68%
With Sales Charge	0.70%	2.69%	1.99%	2.97%	4.61%

30-DAY YIELDS, A SHARES

As of March 31, 2009

Annualized Distribution Rate (@NAV)	SEC Yield	SEC Taxable Equivalent Yield
3.26%	2.07%	3.51%

SEC taxable equivalent yields assume a 35% marginal federal tax rate and a 9.3% state of California marginal tax rate. Portions of the income of the Fund may be subject to alternative minimum tax.

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2009

Average Credit Quality	AA
Number of Bonds	105
Duration	3.8 Yrs
Average Maturity	4.7 Yrs

See the entire portfolio in the Schedule of Investments on page 21.

Without waivers and reimbursements, yields and total returns would be lower.

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THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND VERSUS

LIPPER CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A Shares as of March 31, 2009

We are often asked to compare Thornburg California Limited Term Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg California Limited Term Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg California Limited Term Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg California Limited Term Municipal Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by California tax-exempt money market funds are generally exempt from federal income tax and (for residents of California) state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg California Limited Term Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg California Limited Term Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper California Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt California money market mutual funds. You cannot invest in a category average.

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Thornburg California Limited Term Municipal Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager	April 21, 2009
Dear Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class A shares increased by 12 cents to $12.61 during the six months ended March 31, 2009. If you were with us for the entire period, you received dividends of 21.3 cents per share. If you reinvested your dividends, you received 21.5 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares, to account for varying class-specific expenses.

The last six months have been an extremely volatile period for municipal bond prices. It started in September and October of 2008, with the Lehman Brothers bankruptcy which led many investors to shun taxable and tax-free money market funds. The money market funds were forced to dump their investments in order to meet redemptions, which caused the yield on tax-free money market securities to spike. Since hedge funds and other leveraged investors finance their purchases of long-term bonds with money market securities, their borrowing costs shot up so they had to sell long-term bonds in order to deleverage. This placed significant selling pressure on the municipal marketplace and sent yields up (and prices lower) in a precipitous fashion.

From mid-September to mid-October, the yield on AAA-rated municipal bonds rose from 2.93% to 3.68%. Over that time period, yields went higher almost every day. From mid-October on, the market for the highest quality bonds settled down quite a bit, but prices for all other bonds have been quite variable. For instance, the yield spread between a 10-year AAA-rated general obligation bond and a BBB-rated revenue bond averaged 0.75% from May 1991 to December 2007. That average yield spread surged to 1.67% from January 2008 to April 2009. As of April 15, 2009, the AAA to BBB yield spread stood at 3.01%.

Investors have been shunning risk of all types and that is certainly true in the municipal bond market. However, there are other reasons that municipal quality spreads are at unprecedented levels. Large monoline bond insurers such as MBIA, AMBAC and FGIC were in the business of arbitraging bond spreads. If a bond’s spread to the AAA yield curve got too wide, they would typically step in and charge the issuer a premium for an insurance policy that got them a AAA rating. Bonds that received a AAA rating through insurance didn’t quite get an issuer the same interest rate as a “natural” AAA bond such as a bond issued by the State of Maryland, but it got them very close. In this way, the bond insurers were the policemen of the municipal

8    Certified Semi-Annual Report

spread markets. Instead of writing speeding tickets, they wrote insurance policies that got issuers back in line with AAA rates. Now that investors’ confidence in the bond insurers has been justifiably shattered, insured bonds typically trade at very wide spreads based upon market views of the underlying obligor. In effect, there are no policemen anymore.

The market, which was becoming more generic and homogenous in nature, is now fractured and harder to analyze. Many traders used to glance at a bond, see the MBIA insurance, and work up a quick bid. Many of those traders are now out of business. Traders and portfolio managers today have to look into covenants, security provisions, margins and balance sheets before they can decide what a bond is worth. These are skills that we, at Thornburg Investment Management, have never gotten out of the habit of using.

The consequences of faulty or incomplete analysis are more severe today. The market is adapting to the new reality, but while it does, fear and opportunity are at exaggerated levels. Liquidity is harder to find, and any bond that is not straightforward and easy to analyze is trading at a large yield premium to widely recognized bonds. The market is greatly favoring bonds pre-refunded in Treasury securities and large general obligation issuers, over high and medium quality issuers of tax-backed and revenue bonds. In other words, it is a bond picker’s paradise. For the price of a little research and market knowledge, great value can be extracted. We have not changed our management style, but we are spending more time looking into “story” bonds and have slightly decreased the average credit rating of the portfolio as we have found good values in bonds rated below AAA.

Investors do have some legitimate reasons to be shunning risk these days. The average high-yield municipal bond fund lost over 25% last year. The economy is basically in shambles in much of the country and collectively, the 50 states are currently grappling with $100 billion of projected deficits in their 2010 fiscal years. However, we see some reasons for optimism. Investment grade municipal bonds have an impressive long-term track record. Standard & Poor’s recently updated their study showing ten-year cumulative default rates that averaged 0.13%. We expect defaults to be somewhat more frequent going forward, but there are counterbalancing factors that could limit any rise in the default rate. Many state and local governments set aside large reserve balances when times were good so that they can draw upon those resources today. Others are rebalancing their budgets frequently and are cutting spending aggressively. Some governments are doing both while raising taxes and fees, and all are making use of the federal largess in the $787 billion American Recovery and Reinvestment Act. As we scrutinize municipal finances, we see many issuers that are standing up to these challenging times. There are a few that may not, and we will strive to continue avoiding their bonds in order to protect the portfolio. It is a very important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 90% invested in bonds rated A or above by at least one of the major rating agencies.

California state budget negotiations went a full 15 rounds this year, before an agreement was reached that allowed the state to avoid issuing IOUs. The budget gap was closed using $15.7 billion of projected spending cuts, $12.5 billion in tax and revenue increases, $8 billion in federal stimulus funding, and $5.4 billion in borrowing. While there are some signs the housing market may be reaching a bottom, the economy continues to deteriorate. We expect budget negotiations to be drawn out again this year as the governor’s office projects future deficits in the $10-$13 billion range through 2013. The state deficit is affecting local finances as many school districts and other entities rely upon state aid for part of their funding. In some cases, local sources such as property and sales taxes are also declining, so we are paying close attention to revenue trends and balance sheets.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 100 municipal obligations from all over California. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes

Certified Semi-Annual Report    9

Letter to Shareholders

Continued

two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Class A shares of your Fund produced a total return of 2.69% over the six-month period ended March 31, 2009, compared to a 6.20% return for the Barclays Capital Five-Year Municipal Bond Index. Over the last six months, pre-refunded and general obligation bonds from large issuers generally performed better than a diversified portfolio of revenue and tax-backed bonds from smaller issuers. Since the Fund predominantly holds bonds from smaller and mid-sized California municipal bond issuers, the Fund underper-formed the index over the last six months.

% of Portfolio Maturing	Cumulative % Maturing
1 year = 10.5%	Year 1 = 10.5%
1 to 2 years = 10.5%	Year 2 = 21.0%
2 to 3 years = 11.5%	Year 3 = 32.5%
3 to 4 years = 6.4%	Year 4 = 38.9%
4 to 5 years = 12.5%	Year 5 = 51.4%
5 to 6 years = 12.8%	Year 6 = 64.2%
6 to 7 years = 6.3%	Year 7 = 70.5%
7 to 8 years = 9.5%	Year 8 = 80.0%
8 to 9 years = 9.7%	Year 9 = 89.7%
Over 9 years = 10.3%	Over 9 Years = 100.0%

Percentages can and do vary. Data as of 3/31/09.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $136,646,411) (Note 2)	$136,760,841
Cash	266,905
Receivable for fund shares sold	664,248
Interest receivable	1,610,482
Prepaid expenses and other assets	365

Total Assets	139,302,841

LIABILITIES
Payable for securities purchased	2,000,000
Payable for fund shares redeemed	245,875
Payable to investment advisor and other affiliates (Note 3)	91,227
Accounts payable and accrued expenses	32,303
Dividends payable	102,121

Total Liabilities	2,471,526

NET ASSETS	$136,831,315

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$114,430
Accumulated net realized gain (loss)	(704,469)
Net capital paid in on shares of beneficial interest	137,421,354

$136,831,315

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($72,628,664 applicable to 5,760,527 shares of beneficial interest outstanding—Note 4)	$12.61

Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.80

Class C Shares:
Net asset value and offering price per share * ($19,844,569 applicable to 1,572,646 shares of beneficial interest outstanding—Note 4)	$12.62

Class I Shares:
Net asset value, offering and redemption price per share ($44,358,082 applicable to 3,514,789 shares of beneficial interest outstanding—Note 4)	$12.62

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $351,013)	$2,690,012

EXPENSES:
Investment advisory fees (Note 3)	306,300
Administration fees (Note 3)
Class A Shares	41,212
Class C Shares	10,305
Class I Shares	10,023
Distribution and service fees (Note 3)
Class A Shares	82,426
Class C Shares	82,674
Transfer agent fees
Class A Shares	12,506
Class C Shares	4,675
Class I Shares	4,546
Registration and filing fees
Class A Shares	22
Class C Shares	22
Class I Shares	22
Custodian fees (Note 3)	16,707
Professional fees	12,664
Accounting fees	1,748
Trustee fees	2,177
Other expenses	6,219

Total Expenses	594,248
Less:
Expenses reimbursed by investment advisor (Note 3)	(612)
Distribution fees waived (Note 3)	(41,338)
Fees paid indirectly (Note 3)	(1,263)

Net Expenses	551,035

Net Investment Income	2,138,977

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(50,953)
Net change in unrealized appreciation (depreciation) of investments	1,035,479

Net Realized and Unrealized Gain	984,526

Net Increase in Net Assets Resulting From Operations	$3,123,503

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$2,138,977	$3,888,722
Net realized gain (loss) on investments	(50,953)	186,069
Increase (Decrease) in unrealized appreciation (depreciation) of investments	1,035,479	(2,621,401)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,123,503	1,453,390

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,126,242)	(2,220,961)
Class C Shares	(259,767)	(437,867)
Class I Shares	(752,968)	(1,229,894)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	6,064,810	137,530
Class C Shares	3,758,661	1,822,538
Class I Shares	2,224,246	10,723,886

Net Increase in Net Assets	13,032,243	10,248,622

NET ASSETS:
Beginning of period	123,799,072	113,550,450

End of period	$136,831,315	$123,799,072

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active
Markets for Identical Assets	$—	$—
Level 2 - Other Significant
Observable Inputs	136,760,841	—
Level 3 - Significant
Unobservable Inputs	—	—
Other	—	—

Total	$136,760,841	$—

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $612 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned commissions aggregating $787 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,893 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $41,338 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $1,263.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Unaudited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,162,266	$14,617,743	1,256,600	$16,038,976
Shares issued to shareholders in reinvestment of dividends	62,282	780,311	114,676	1,458,516
Shares repurchased	(751,727)	(9,333,244)	(1,362,378)	(17,359,962)

Net Increase (Decrease)	472,821	$6,064,810	8,898	$137,530

Class C Shares
Shares sold	441,809	$5,577,655	349,863	$4,463,176
Shares issued to shareholders in reinvestment of dividends	14,859	186,198	26,389	335,881
Shares repurchased	(161,432)	(2,005,192)	(233,249)	(2,976,519)

Net Increase (Decrease)	295,236	$3,758,661	143,003	$1,822,538

Class I Shares
Shares sold	1,096,816	$13,794,146	1,606,761	$20,521,258
Shares issued to shareholders in reinvestment of dividends	45,323	567,799	73,325	933,060
Shares repurchased	(972,926)	(12,137,699)	(840,081)	(10,730,432)

Net Increase (Decrease)	169,213	$2,224,246	840,005	$10,723,886

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $34,315,107 and $22,839,509, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$136,646,411

Gross unrealized appreciation on a tax basis	$2,488,562
Gross unrealized depreciation on a tax basis	(2,374,132)

Net unrealized appreciation (depreciation) on investments (tax basis)	$114,430

At March 31, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2012	$33,844
2014	148,124
2015	471,548

$653,516

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

Certified Semi-Annual Report    17

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

Class A Shares:	Six Months Ended March 31, 2009*		Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)

			2008	2007	2006	2005
PER SHARE PERFORMANCE

(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.49		$12.73	$12.77	$12.79	$13.02	$12.87

Income from investment operations:
Net investment income (loss)	0.21		0.42	0.43	0.40	0.36	0.08
Net realized and unrealized gain (loss) on investments	0.12		(0.24)	(0.04)	(0.02)	(0.23)	0.15
Total from investment operations	0.33		0.18	0.39	0.38	0.13	0.23

Less dividends from:
Net investment income	(0.21)		(0.42)	(0.43)	(0.40)	(0.36)	(0.08)

Change in net asset value	0.12		(0.24)	(0.04)	(0.02)	(0.23)	0.15

NET ASSET VALUE, end of period	$12.61		$12.49	$12.73	$12.77	$12.79	$13.02

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.69		1.42	3.10	3.06	0.98	1.81
Ratios to average net assets:
Net investment income (loss) (%)	3.42	(c)	3.32	3.37	3.17	2.75	2.53	(c)
Expenses, after expense reductions (%)	0.98	(c)	1.00	0.99	0.92	1.00	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.98	(c)	0.98	0.99	0.87	0.99	0.99	(c)
Expenses, before expense reductions (%)	0.98	(c)	1.00	1.01	1.01	1.02	1.05	(c)

Portfolio turnover rate (%)	19.62		34.88	22.71	25.77	26.33	4.18

Net assets at end of period (thousands)	$72,629		$66,023	$67,183	$80,589	$111,102	$134,588

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

18     Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

Class C Shares:	Six Months Ended March 31, 2009*		Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)

			2008	2007	2006	2005
PER SHARE PERFORMANCE

(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.50		$12.74	$12.78	$12.80	$13.03	$12.88

Income from investment operations:
Net investment income (loss)	0.20		0.39	0.40	0.37	0.32	0.07
Net realized and unrealized gain (loss) on investments	0.12		(0.24)	(0.04)	(0.02)	(0.23)	0.15
Total from investment operations	0.32		0.15	0.36	0.35	0.09	0.22

Less dividends from:
Net investment income	(0.20)		(0.39)	(0.40)	(0.37)	(0.32)	(0.07)

Change in net asset value	0.12		(0.24)	(0.04)	(0.02)	(0.23)	0.15

NET ASSET VALUE, end of period	$12.62		$12.50	$12.74	$12.78	$12.80	$13.03

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.56		1.16	2.85	2.80	0.73	1.75
Ratios to average net assets:
Net investment income (loss) (%)	3.15	(c)	3.06	3.13	2.92	2.50	2.28	(c)
Expenses, after expense reductions (%)	1.24	(c)	1.26	1.24	1.18	1.25	1.24	(c)
Expenses, after expense reductions and net of custody credits (%)	1.24	(c)	1.24	1.23	1.13	1.24	1.24	(c)
Expenses, before expense reductions (%)	1.75	(c)	1.78	1.79	1.83	1.82	1.87	(c)

Portfolio turnover rate (%)	19.62		34.88	22.71	25.77	26.33	4.18

Net assets at end of period (thousands)	$19,845		$15,963	$14,449	$16,801	$20,021	$21,941

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

Class I Shares:	Six Months Ended March 31, 2009*		Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)

			2008	2007	2006	2005
PER SHARE PERFORMANCE

(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.50		$12.74	$12.78	$12.80	$13.03	$12.89

Income from investment operations:
Net investment income (loss)	0.23		0.47	0.47	0.44	0.40	0.09
Net realized and unrealized gain (loss) on investments	0.12		(0.24)	(0.04)	(0.02)	(0.23)	0.14
Total from investment operations	0.35		0.23	0.43	0.42	0.17	0.23

Less dividends from:
Net investment income	(0.23)		(0.47)	(0.47)	(0.44)	(0.40)	(0.09)

Change in net asset value	0.12		(0.24)	(0.04)	(0.02)	(0.23)	0.14

NET ASSET VALUE, end of period	$12.62		$12.50	$12.74	$12.78	$12.80	$13.03

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.87		1.77	3.44	3.39	1.31	1.81
Ratios to average net assets:
Net investment income (loss) (%)	3.76	(c)	3.66	3.71	3.50	3.09	2.85	(c)
Expenses, after expense reductions (%)	0.64	(c)	0.65	0.66	0.66	0.68	0.67	(c)
Expenses, after expense reductions and net of custody credits (%)	0.64	(c)	0.63	0.65	0.55	0.67	0.67	(c)
Expenses, before expense reductions (%)	0.64	(c)	0.65	0.68	0.71	0.73	0.77	(c)

Portfolio turnover rate (%)	19.62		34.88	22.71	25.77	26.33	4.18

Net assets at end of period (thousands)	$44,358		$41,814	$31,918	$28,334	$30,843	$25,728

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

We have used ratings from Standard & Poor’s, (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	A3/NR	$435,000	$454,488
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	A3/NR	455,000	477,554
Alameda County COP, 5.375% due 12/1/2010 (Insured: MBIA)	A2/NR	2,000,000	2,073,460
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	Baa1/AA-	1,830,000	2,087,829
Alvord USD GO, 5.25% due 2/1/2014 (Insured: MBIA)	Baa1/AA-	1,150,000	1,246,749
Bay Area Toll Bridge Revenue, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,304,142
Calexico School District, 6.75% due 9/1/2017	NR/BBB+	3,060,000	3,108,776
California Eastern Municipal Water District, 0.27% due 7/1/2020 put 4/7/2009 (SPA: JPMorgan Chase Bank) (weekly demand notes)	VMIG1/A-1+	700,000	700,000
California HFA, 5.00% due 11/15/2011 (Cedars Sinai Medical Center)	A2/NR	1,500,000	1,550,715
California HFA, 5.25% due 10/1/2013 (Providence Health)	Aa2/AA	650,000	691,138
California HFA, 6.00% due 10/1/2018 (Providence Health)	Aa2/AA	500,000	547,745
California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A2/A	2,500,000	2,421,400
California Housing Finance Agency, 4.85% due 8/1/2016 (Insured: FSA) (AMT)	Aa2/AAA	1,000,000	1,014,170
California Housing Finance Agency, 9.875% due 2/1/2017	Aa2/AA-	1,345,000	1,367,878
California Housing Finance Agency, 5.00% due 8/1/2017 (Insured: FSA) (AMT)	Aa2/AAA	980,000	999,335
California Housing Finance Agency, 5.125% due 8/1/2018 (Insured: FSA) (AMT)	Aa2/AAA	1,000,000	964,070
California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/NR	500,000	496,055
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	539,112
California PCR Authority, 5.90% due 6/1/2014 (San Diego Gas & Electric Project)	A2/A	2,500,000	2,576,825
California PCR Authority Solid Waste Disposal, 6.75% due 7/1/2011 (ETM)	Aaa/NR	1,470,000	1,566,741
California PCR Authority Solid Waste Disposal, 5.25% due 6/1/2023 (AMT)	Baa3/BBB	2,000,000	1,761,560
California State, 0.30% due 5/1/2040 put 4/7/2009 (LOC: Bank of America) (weekly demand notes)	VMIG1/A-1+	2,000,000	2,000,000
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	A3/AA-	2,000,000	2,005,520
California State Department of Water Resources, 2.00% due 5/1/2022 put 4/1/2009 (Insured: FSA) (daily demand notes)	VMIG1/A-1+	3,600,000	3,600,000
California State Economic Recovery, 0.40% due 7/1/2023 put 4/1/2009 (SPA: Bank of America) (daily demand notes)	VMIG1/A-1+	1,600,000	1,600,000
California State GO, 5.75% due 10/1/2010 (Insured: FSA)	Aa3/AAA	1,000,000	1,051,480
California State GO, 5.50% due 3/1/2012 (School Improvements; Insured: FGIC-TCRS)	A2/A	230,000	232,935
California State Public Works Board Lease, 5.50% due 6/1/2010 (Various Universities)	Aa2/AA-	780,000	794,750
California State Public Works Board Lease, 5.25% due 10/1/2013 (California State University)	A1/A	500,000	506,375
California State Public Works Board Lease, 5.25% due 12/1/2014	A3/A-	1,525,000	1,544,444
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	A2/A	2,000,000	2,062,300
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	Aa2/AA-	1,000,000	1,095,410
California Statewide Community Development Authority, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	Baa1/NR	1,215,000	1,168,478
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: CA Mtg Insurance)	NR/A+	750,000	786,780

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority, 4.10% due 4/1/2028 (Pollution Control Revenue; Insured: XLCA)	A2/A	$2,000,000	$1,985,440
California Statewide Community Development Authority, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente) (1)	NR/A+	2,000,000	2,004,980
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: MBIA)	A2/AA	550,000	586,784
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (Kaiser Permanente) (ETM)	Aa3/AAA	2,785,000	2,879,217
Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: FGIC)	NR/AA-	830,000	891,204
Central Valley Financing Authority, 5.25% due 7/1/2011 (Carson Ice; Insured: MBIA)	Baa1/AA-	1,300,000	1,315,067
Cerritos Public Financing Authority, 5.00% due 11/1/2014 (Tax Allocation Redevelopment; Insured: AMBAC)	Baa1/A	1,260,000	1,284,028
Corona Norco USD GO, 3.50% due 2/1/2010	NR/NR	2,000,000	2,009,640
Corona Norco USD GO, 0% due 9/1/2017 (Insured: FSA)	Aa3/AAA	1,595,000	1,087,455
Daly City Housing Development Financing Agency, 5.00% due 12/15/2019 (Franciscan Mobile Home Park)	NR/A-	1,815,000	1,577,961
Desert Sands USD COP, 5.25% due 3/1/2014 (School Improvements)	A2/A+	1,745,000	1,837,607
Desert Sands USD COP, 5.00% due 3/1/2017 (School Improvements)	A2/A+	1,500,000	1,525,830
Escondido USD GO, 6.10% due 11/1/2011 (Insured: MBIA)	Baa1/AA-	500,000	501,975
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	Baa2/A	735,000	743,269
Golden State Tobacco Securitization Corp., 5.375% due 6/1/2028 pre-refunded 6/1/2010 (Insured: FGIC-TCRS)	Aaa/AAA	2,000,000	2,101,440
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	Aaa/AAA	2,000,000	2,244,120
High Desert California Memorial Health Care, 5.40% due 10/1/2011	NR/NR	1,920,000	1,881,984
Kern High School District GO, 7.00% due 8/1/2010 (ETM)	Baa1/NR	165,000	178,992
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: Assured Guaranty)	NR/AAA	1,160,000	1,157,692
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: Assured Guaranty)	NR/AAA	680,000	682,196
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	835,000	827,276
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	435,000	419,745
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A1/AA-	2,000,000	2,178,180
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	A1/AA-	1,400,000	1,503,068
Los Angeles County Schools, 5.00% due 6/1/2016 (Pooled Financing; Insured: MBIA)	Baa1/AA-	1,000,000	1,006,700
Los Angeles County Schools, 5.00% due 6/1/2017 (Pooled Financing; Insured: MBIA)	Baa1/AA-	1,010,000	1,003,718
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles Intl.)	Aa3/AA	2,000,000	1,981,220
Los Angeles Department of Water & Power, 5.25% due 7/1/2011 (Insured: MBIA)	Aa3/AA-	3,000,000	3,255,570
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: MBIA)	Aa3/AA-	2,500,000	2,776,425
Milpitas Redevelopment Agency Tax Allocation, 5.00% due 9/1/2015 (Insured: MBIA)	Baa1/AA-	2,000,000	2,008,320
Mojave USD COP, 0% due 9/1/2017 (Insured: FSA)	NR/AAA	1,045,000	706,639
Mojave USD COP, 0% due 9/1/2018 (Insured: FSA)	NR/AAA	1,095,000	676,688
Moorpark Mobile Home Park, 5.80% due 5/15/2010 (Villa Del Arroyo; Insured: ACA)	NR/NR	525,000	526,538
Norwalk Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Baa1/AA-	625,000	640,900
Oxnard Financing Authority Solid Waste, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	Baa1/A	2,115,000	2,136,679
Oxnard Financing Authority Solid Waste, 5.25% due 6/1/2014 (Insured: FGIC)	NR/AA-	1,000,000	1,079,090
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: Assured Guaranty)	Aa2/AAA	2,000,000	1,099,120
Pomona USD GO, 6.10% due 2/1/2010 (Insured: MBIA)	Baa1/AA-	320,000	330,112
Port Oakland, 5.75% due 11/1/2012 (Airport & Marina Improvements; Insured: FGIC)	A1/AA-	2,175,000	2,210,017
Richmond Joint Powers Financing Authority Lease & Gas Tax, 5.25% due 5/15/2013	NR/A	475,000	475,689
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013	A2/AA-	1,000,000	1,050,910
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A2/A	1,000,000	769,890
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Baa1/AA-	3,310,000	2,443,972
Sacramento County Sanitation District Financing Authority, 5.75% due 12/1/2009	Aa3/AA	560,000	578,452

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Bernardino County Community Facilities District, 5.10% due 9/1/2011	NR/NR	$190,000	$188,201
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	201,911
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	293,280
San Bernardino County Multi Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling Ridge LLC; Collateralized: FNMA)	Aaa/NR	3,100,000	3,299,795
San Bernardino County Transportation Authority Sales Tax, 6.00% due 3/1/2010 (Insured: FGIC) (ETM)	NR/NR	195,000	203,547
San Diego County COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Baa1/A	550,000	561,781
San Diego County COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa1/NR	2,000,000	1,657,980
San Francisco City GO, 5.00% due 6/15/2014 (Laguna Honda Hospital; Insured: FSA)	Aa2/AAA	2,320,000	2,537,639
San Francisco City & County Airports, 6.50% due 5/1/2019 (International Airport)	A1/A	1,480,000	1,554,178
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R. Moscone Convention Center)	A1/AA-	1,380,000	1,336,806
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: FSA)	Aa3/AAA	5,000,000	2,984,050
San Jose Evergreen Community College District GO, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aa2/AA-	2,200,000	2,029,346
San Jose Redevelopment Agency Tax Allocation, 6.00% due 8/1/2010 (Merged Area Redevelopment; Insured: MBIA)	A3/AA-	670,000	695,112
San Jose Redevelopment Agency Tax Allocation, 5.25% due 8/1/2012 (Merged Area Redevelopment; Insured: MBIA)	A3/AA-	1,000,000	1,050,670
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (Water Utility Improvements) (2)	A/A+	2,000,000	2,001,600
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: MBIA)	Baa1/AA-	1,000,000	1,009,370
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa3/AA-	2,000,000	1,187,580
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	575,000	543,674
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A2/A+	1,060,000	1,086,256
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aa3/A	350,000	390,971
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aa3/A	250,000	279,265
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	NR/NR	445,000	506,708
Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road Project; Insured: FSA)	Aa3/AAA	300,000	319,581
Walnut Valley USD GO, 8.75% due 8/1/2010 (Insured: MBIA) (ETM)	NR/AA	1,000,000	1,107,530
Washington Township Health Care District, 5.00% due 7/1/2009	A3/NR	450,000	451,750
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	Baa1/A	725,000	719,736
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	Baa1/A	1,000,000	1,002,510

TOTAL INVESTMENTS — 99.95% (Cost $136,646,411)			$136,760,841

OTHER ASSETS LESS LIABILITIES — 0.05%			70,474

NET ASSETS — 100.00%			$136,831,315

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Segregated as collateral for a when-issued security.
(2)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
PCR	Pollution Control Revenue Bond
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

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EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$1,026.90	$4.93
Hypothetical*	$1,000.00	$1,020.07	$4.91
Class C Shares
Actual	$1,000.00	$1,025.60	$6.26
Hypothetical*	$1,000.00	$1,018.76	$6.23
Class I Shares
Actual	$1,000.00	$1,028.70	$3.21
Hypothetical*	$1,000.00	$1,021.77	$3.20

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; C: 1.24%; and I: 0.64%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report    25

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

26    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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OTHER INFORMATION, CONTINUED

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28    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH1070

Waste not,
Wait not

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Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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2      This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bond with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Quality Spread – The difference between the yields of securities with different quality ratings.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

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Important Information

Continued

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tax-Backed Bonds – A broad category of bonds that are secured by taxes levied by the obligor.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Yield Spread – The difference in yield, at a given time, between two bonds or between different segments of the bond market.

4      This page is not part of the Semi-Annual Report.

Thornburg Intermediate Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without Sales Charge	-0.06%	2.11%	2.15%	3.32%	4.94%
With Sales Charge	-2.09%	1.42%	1.73%	3.11%	4.81%

30-DAY YIELDS, A SHARES

As of March 31, 2009

Annualized Distribution Rate (@NAV)	SEC Yield	SEC Taxable Equivalent Yield
4.28%	3.02%	4.64%

SEC Taxable Equivalent Yields assume a 35% marginal federal tax rate. Portions of the income of the Fund may be subject to the alternative minimum tax.

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2009

Average Credit Quality	AA
Number of Bonds	315
Duration	5.2 Yrs
Average Maturity	8.1 Yrs

See the entire portfolio in the Schedule of Investments on page 21.

This page is not part of the Semi-Annual Report.      5

THORNBURG INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2009

We are often asked to compare Thornburg Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Intermediate Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax and state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

6      This page is not part of the Semi-Annual Report.

Thornburg Intermediate Municipal Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report      7

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 21, 2009

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class A shares was unchanged during the six months ended March 31, 2009 and finished the period at $12.47. If you were with us for the entire period, you received dividends of 26.8 cents per share. If you reinvested your dividends, you received 27.1 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses.

The last six months have been an extremely volatile period for municipal bond prices. It started in September and October of 2008, with the Lehman Brothers bankruptcy which led many investors to shun taxable and tax-free money market funds. The money market funds were forced to dump their investments in order to meet redemptions, which caused the yield on tax-free money market securities to spike. Since hedge funds and other leveraged investors finance their purchases of long-term bonds with money market securities, their borrowing costs shot up so they had to sell long-term bonds in order to deleverage. This placed significant selling pressure on the municipal marketplace and sent yields up (and prices lower) in a precipitous fashion.

From mid-September to mid-October, the yield on AAA-rated municipal bonds rose from 2.93% to 3.68%. Over that time period, yields went higher almost every day. From mid-October on, the market for the highest quality bonds has settled down quite a bit, but prices for all other bonds have been quite variable. For instance, the yield spread between a ten-year AAA-rated general obligation bond and a BBB-rated revenue bond averaged 0.75% from May 1991 to December 2007. That average yield spread surged to 1.67% from January 2008 to April 2009. As of April 15, 2009, the AAA to BBB yield spread stood at 3.01%.

Investors have been shunning risk of all types and that is certainly true in the municipal bond market. However, there are other reasons that municipal quality spreads are at unprecedented levels. Large monoline bond insurers such as MBIA, AMBAC and FGIC were in the business of arbitraging bond spreads. If a bond’s spread to the AAA yield curve got too wide, they would typically step in and charge the issuer a premium for an insurance policy that got them a AAA rating. Bonds that received a AAA rating through insurance didn’t quite get an issuer the same interest rate as a “natural” AAA bond such as a bond issued by the State of Maryland, but it got them very close. In this

8    Certified Semi-Annual Report

way, the bond insurers were the policemen of the municipal spread markets. Instead of writing speeding tickets, they wrote insurance policies that got issuers back in line with AAA rates. Now that investors’ confidence in the bond insurers has been justifiably shattered, insured bonds typically trade at very wide spreads based upon market views of the underlying obligor. In effect, there are no policemen anymore.

The market, which was becoming more generic and homogenous in nature, is now fractured and harder to analyze. Many traders used to glance at a bond, see the MBIA insurance, and work up a quick bid. Many of those traders are now out of business. Traders and portfolio managers today have to look into covenants, security provisions, margins and balance sheets before they can decide what a bond is worth. These are skills that we, at Thornburg Investment Management, have never gotten out of the habit of using.

The consequences of faulty or incomplete analysis are more severe today. The market is adapting to the new reality, but while it does, fear and opportunity are at exaggerated levels. Liquidity is harder to find, and any bond that is not straightforward and easy to analyze is trading at a large yield premium to widely recognized bonds. The market is greatly favoring bonds pre-refunded in Treasury securities and large general obligation issuers, over high and medium quality issuers of tax-backed and revenue bonds. In other words, it is a bond picker’s paradise. For the price of a little research and market knowledge, great value can be extracted. We have not changed our management style, but we are spending more time looking into “story” bonds and have slightly decreased the average credit rating of the portfolio as we have found good values in bonds rated below AAA.

Investors do have some legitimate reasons to be shunning risk these days. The average high-yield municipal bond fund lost over 25% last year. The economy is basically in shambles in much of the country and collectively, the 50 states are currently grappling with $100 billion of projected deficits in their 2010 fiscal years. However, we see some reasons for optimism. Investment grade municipal bonds have an impressive long-term track record. Standard & Poor’s recently updated their study showing ten-year cumulative default rates that averaged 0.13%. We expect defaults to be somewhat more frequent going forward, but there are counterbalancing factors that could limit any rise in the default rate. Many state and local governments set aside large reserve balances when times were good so that they can draw upon those resources today. Others are rebalancing their budgets frequently and are cutting spending aggressively. Some governments are doing both while raising taxes and fees, and all are making use of the federal largess in the $787 billion American Recovery and Reinvestment Act. As we scrutinize municipal finances, we see many issuers that are standing up to these challenging times. There are a few that may not, and we will strive to continue avoiding their bonds in order to protect the portfolio. It is a very important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 80% invested in bonds rated A or above by at least one of the major rating agencies.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 300 municipal obligations from 41 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the

% of Portfolio Maturing		Cumulative % Maturing
2 years =	12.8%	Year 2 =	12.8%
2 to 4 years =	10.0%	Year 4 =	22.8%
4 to 6 years =	11.1%	Year 6 =	33.9%
6 to 8 years =	12.7%	Year 8 =	46.6%
8 to 10 years =	9.8%	Year 10 =	56.4%
10 to 12 years =	14.2%	Year 12 =	70.6%
12 to 14 years =	12.6%	Year 14 =	83.2%
14 to 16 years =	8.9%	Year 16 =	92.1%
16 to 18 years =	2.4%	Year 18 =	94.5%
Over 18 years =	5.5%	Over 18 years =	100.0%

Percentages can and do vary. Data as of 3/31/09.

Certified Semi-Annual Report      9

Letter to Shareholders

Continued

ladder where yields are typically higher. The chart on the previous page describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Class A shares of your Fund produced a total return of 2.19% over the six-month period ended March 31, 2009, compared to a 6.58% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last six months, pre-refunded and general obligation bonds from large issuers generally performed better than a diversified portfolio of revenue and tax-backed bonds from smaller issuers. Since the Fund predominantly holds bonds from smaller and mid-sized issuers and kept average credit quality somewhat lower than the index, the Fund underperformed the index over the last six months.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $514,246,518) (Note 2)	$497,297,933
Cash	250,399
Receivable for investments sold	4,439,301
Receivable for fund shares sold	1,054,391
Interest receivable	7,485,887
Prepaid expenses and other assets	27,236

Total Assets	510,555,147

LIABILITIES
Payable for fund shares redeemed	1,072,014
Payable to investment advisor and other affiliates (Note 3)	347,519
Accounts payable and accrued expenses	78,113
Dividends payable	538,774

Total Liabilities	2,036,420

NET ASSETS	$508,518,727

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,864)
Net unrealized depreciation on investments	(16,948,585)
Accumulated net realized gain (loss)	(8,135,125)
Net capital paid in on shares of beneficial interest	533,607,301

$508,518,727

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($299,428,454 applicable to 24,014,507 shares of beneficial interest outstanding - Note 4)	$12.47

Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.72

Class C Shares:
Net asset value and offering price per share * ($64,331,558 applicable to 5,152,868 shares of beneficial interest outstanding - Note 4)	$12.48

Class I Shares:
Net asset value, offering and redemption price per share ($144,758,715 applicable to 11,625,356 shares of beneficial interest outstanding - Note 4)	$12.45

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report      11

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $742,925)	$13,349,081

EXPENSES:
Investment advisory fees (Note 3)	1,249,857
Administration fees (Note 3)
Class A Shares	185,428
Class C Shares	36,950
Class I Shares	36,169
Distribution and service fees (Note 3)
Class A Shares	370,856
Class C Shares	295,770
Transfer agent fees
Class A Shares	60,167
Class C Shares	13,944
Class I Shares	33,679
Registration and filing fees
Class A Shares	13,207
Class C Shares	9,554
Class I Shares	13,634
Custodian fees (Note 3)	51,560
Professional fees	22,623
Accounting fees	7,959
Trustee fees	8,625
Other expenses	27,699

Total Expenses	2,437,681

Less:
Expenses reimbursed by investment advisor (Note 3)	(35,519)
Distribution fees waived (Note 3)	(118,309)
Fees paid indirectly (Note 3)	(1,270)

Net Expenses	2,282,583

Net Investment Income	11,066,498

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,411,462)
Net change in unrealized appreciation (depreciation) of investments	756,070

Net Realized and Unrealized Loss	(655,392)

Net Increase in Net Assets Resulting From Operations	$10,411,106

See notes to financial statements.

12    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$11,066,498	$21,863,322
Net realized gain (loss) on investments	(1,411,462)	1,598,830
Increase (Decrease) in unrealized appreciation (depreciation) of investments	756,070	(31,001,380)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,411,106	(7,539,228)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,473,862)	(13,036,059)
Class C Shares	(1,210,548)	(2,065,179)
Class I Shares	(3,382,088)	(6,762,084)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(11,687,897)	(5,176,838)
Class C Shares	5,089,003	8,496,598
Class I Shares	(26,752,883)	55,028,894

Net Increase (Decrease) in Net Assets	(34,007,169)	28,946,104

NET ASSETS:
Beginning of period	542,525,896	513,579,792

End of period	$508,518,727	$542,525,896

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report      13

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$—	$—
Level 2 - Other Significant Observable Inputs	497,297,933	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$497,297,933	$—

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $32,941 for Class C shares and $2,578 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $559 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,036 from redemptions of Class C shares of the Fund.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $118,309 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $1,270.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,393,866	$29,387,022	4,450,931	$58,138,441
Shares issued to shareholders in reinvestment of dividends	329,098	4,060,254	626,634	8,132,456
Shares repurchased	(3,692,948)	(45,135,173)	(5,480,272)	(71,447,735)

Net Increase (Decrease)	(969,984)	$(11,687,897)	(402,707)	$(5,176,838)

Class C Shares
Shares sold	1,194,026	$14,730,293	1,148,857	$14,986,114
Shares issued to shareholders in reinvestment of dividends	63,477	784,259	104,215	1,353,476
Shares repurchased	(851,365)	(10,425,549)	(599,797)	(7,842,992)

Net Increase (Decrease)	406,138	$5,089,003	653,275	$8,496,598

Class I Shares
Shares sold	2,339,632	$28,662,901	8,563,318	$111,626,302
Shares issued to shareholders in reinvestment of dividends	199,308	2,456,452	339,488	4,395,192
Shares repurchased	(4,718,354)	(57,872,236)	(4,686,010)	(60,992,600)

Net Increase (Decrease)	(2,179,414)	$(26,752,883)	4,216,796	$55,028,894

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NOTES TO FINANCIAL STATEMENTS, CONTINUED Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $31,014,623 and $66,946,246, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$514,246,518

Gross unrealized appreciation on a tax basis	$9,122,391
Gross unrealized depreciation on a tax basis	(26,070,976)

Net unrealized appreciation (depreciation)on investments (tax basis)	$(16,948,585)

At March 31, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund that took place on September 15, 2006. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2009	$2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$6,723,664

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

Certified Semi-Annual Report      17

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,
			2008	2007	2006	2005	2004
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.47		$13.15	$13.30	$13.33	$13.48	$13.56

Income from investment operations:
Net investment income (loss)	0.27		0.52	0.51	0.49	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.00	)(a)	(0.68)	(0.15)	(0.03)	(0.15)	(0.08)

Total from investment operations	0.27		(0.16)	0.36	0.46	0.34	0.44

Less dividends from:
Net investment income	(0.27)		(0.52)	(0.51)	(0.49)	(0.49)	(0.52)

Change in net asset value	—		(0.68)	(0.15)	(0.03)	(0.15)	(0.08)

NET ASSET VALUE, end of period	$12.47		$12.47	$13.15	$13.30	$13.33	$13.48

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.19		(1.33)	2.74	3.57	2.57	3.29
Ratios to average net assets:
Net investment income (loss) (%)	4.36	(c)	3.95	3.84	3.74	3.66	3.83
Expenses, after expense reductions (%)	0.97	(c)	0.96	0.99	0.99	0.99	0.98
Expenses, after expense reductions and net of custody credits (%)	0.97	(c)	0.95	0.98	0.99	0.99	0.98
Expenses, before expense reductions (%)	0.97	(c)	0.96	0.99	1.00	1.01	0.98

Portfolio turnover rate (%)	6.34		22.00	22.55	18.95	20.06	11.81

Net assets at end of period (thousands)	$299,428		$311,435	$333,800	$366,702	$362,783	$370,227

(a)	Net realized and unrealized loss on investments was less than (0.01).
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

18    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,
			2008	2007	2006	2005	2004
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.48		$13.16	$13.31	$13.34	$13.50	$13.58

Income from investment operations:
Net investment income (loss)	0.25		0.48	0.47	0.46	0.46	0.48
Net realized and unrealized gain (loss) on investments	(0.00	)(a)	(0.68)	(0.15)	(0.03)	(0.16)	(0.08)
Total from investment operations	0.25		(0.20)	0.32	0.43	0.30	0.40

Less dividends from:
Net investment income	(0.25)		(0.48)	(0.47)	(0.46)	(0.46)	(0.48)

Change in net asset value	—		(0.68)	(0.15)	(0.03)	(0.16)	(0.08)

NET ASSET VALUE, end of period	$12.48		$12.48	$13.16	$13.31	$13.34	$13.50

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.06		(1.61)	2.48	3.31	2.24	3.02
Ratios to average net assets:
Net investment income (loss) (%)	4.10	(c)	3.67	3.59	3.49	3.41	3.57
Expenses, after expense reductions (%)	1.24	(c)	1.25	1.24	1.24	1.25	1.24
Expenses, after expense reductions and net of custody credits (%)	1.24	(c)	1.24	1.24	1.24	1.24	1.24
Expenses, before expense reductions (%)	1.75	(c)	1.75	1.78	1.78	1.80	1.78

Portfolio turnover rate (%)	6.34		22.00	22.55	18.95	20.06	11.81

Net assets at end of period (thousands)	$64,332		$59,243	$53,890	$55,497	$55,382	$57,979

(a)	Net realized and unrealized loss on investments was less than (0.01).
(b)	Not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report      19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,
			2008	2007	2006	2005	2004
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.45		$13.13	$13.28	$13.31	$13.46	$13.54

Income from investment operations:
Net investment income (loss)	0.29		0.56	0.55	0.54	0.53	0.56
Net realized and unrealized gain (loss) on investments	(0.00	)(a)	(0.68)	(0.15)	(0.03)	(0.15)	(0.08)
Total from investment operations	0.29		(0.12)	0.40	0.51	0.38	0.48

Less dividends from:
Net investment income	(0.29)		(0.56)	(0.55)	(0.54)	(0.53)	(0.56)

Change in net asset value	—		(0.68)	(0.15)	(0.03)	(0.15)	(0.08)

NET ASSET VALUE, end of period	$12.45		$12.45	$13.13	$13.28	$13.31	$13.46

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.35		(1.02)	3.06	3.90	2.90	3.61
Ratios to average net assets:
Net investment income (loss) (%)	4.68	(c)	4.28	4.16	4.07	3.98	4.12
Expenses, after expense reductions (%)	0.66	(c)	0.64	0.67	0.67	0.67	0.67
Expenses, after expense reductions and net of custody credits (%)	0.66	(c)	0.63	0.67	0.67	0.67	0.67
Expenses, before expense reductions (%)	0.66	(c)	0.64	0.73	0.75	0.77	0.75

Portfolio turnover rate (%)	6.34		22.00	22.55	18.95	20.06	11.81

Net assets at end of period (thousands)	$144,759		$171,848	$125,890	$89,589	$52,037	$33,079

(a)	Net realized and unrealized loss on investments was less than (0.01).
(b)	Not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

We have used ratings from Standard & Poor’s, (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.67%

Lauderdale County & Florence City Health Care Authority, 5.75% due 7/1/2013 (Coffee Health; Insured: MBIA)	Baa1/AA-	$1,600,000	$1,611,392
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2025	A1/A+	2,000,000	1,807,820

ALASKA — 0.62%

Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: FGIC)	A1/AA-	2,470,000	2,608,024
Anchorage GO, 6.00% due 10/1/2012 (Insured: MBIA/FGIC)	NR/AA	500,000	535,945

ARIZONA — 2.34%

Chandler IDA, 4.375% due 12/1/2035 (Intel Corp.)	A1/NR	1,000,000	980,170
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	NR/BBB+	4,740,000	4,705,256
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: MBIA)	Aa3/AA	1,000,000	1,113,450
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	Baa3/NR	2,635,000	2,162,070
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2022	A3/A	2,000,000	1,452,400
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	A3/A	500,000	326,745
Tucson GO, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	506,104
Tucson GO, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	662,515

CALIFORNIA — 4.03%

California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A2/A	1,000,000	979,350
California State Economic Recovery, 0.40% due 7/1/2023 put 4/1/2009 (SPA: Bank of America) (daily demand notes)	VMIG1/A-1	3,300,000	3,300,000
California State GO, 0.30% due 5/1/2040 put 4/7/2009 (LOC: Bank of America) (weekly demand notes)	VMIG1/A-1	1,300,000	1,300,000
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	2,000,000	2,194,420
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: CA Mtg Insurance)	NR/A+	1,050,000	1,048,740
El Camino Hospital District, 6.25% due 8/15/2017 (ETM)	Baa1/A	1,000,000	1,174,730
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Baa1/AA-	2,140,000	1,277,451
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: FSA) (AMT)	Aa3/AAA	1,120,000	1,088,394
Mojave USD COP, 0% due 9/1/2021 (Insured: FSA)	NR/AAA	1,095,000	526,826
Mojave USD COP, 0% due 9/1/2023 (Insured: FSA)	NR/AAA	1,100,000	450,439
Redwood City Redevelopment Project, 0% due 7/15/2023 (Insured: AMBAC)	Baa1/A	2,060,000	850,718
San Francisco City & County Airports, 6.50% due 5/1/2019 (International Airport)	A1/A	2,000,000	2,100,240
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa3/AA-	3,000,000	1,781,370
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: FGIC)	A2/AA-	1,535,000	578,020

Certified Semi-Annual Report      21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington USD, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	Baa1/A	$2,010,000	$1,862,486

COLORADO — 5.33%

Adams County, 5.00% due 8/1/2014 (Brighton Community Hospital Association; Insured: FHA 242; MBIA)	NR/AA-	1,000,000	1,041,350
Adams County Communication Center COP, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,275,727
Arvada IDRB, 5.60% due 12/1/2012 (Wanco Inc.; LOC: US Bank N.A.) (AMT)	NR/NR	370,000	357,131
Central Platte Valley Metropolitan District GO, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,041,630
Central Platte Valley Metropolitan District GO, 5.00% due 12/1/2031 put 12/1/2009 (LOC: BNP Paribas)	NR/AA	3,995,000	4,070,905
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: XLCA)	NR/A	1,475,000	1,380,969
Denver City & County Airport, 5.50% due 11/15/2015 (Insured: FGIC)	A1/AA-	5,000,000	5,043,200
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: FSA) (AMT)	Aa3/NR	2,555,000	2,341,121
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	604,200
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	2,220,000	1,159,595
Murphy Creek Metropolitan District GO, 6.00% due 12/1/2026	NR/NR	2,000,000	1,359,700
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA)	NR/NR	1,500,000	908,820
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA) (ETM)	Aa3/AAA	1,005,000	1,025,743
Plaza Metropolitan District Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,292,775
Public Authority For Colorado Energy Gas Revenue, 6.125% due 11/15/2023 (Guaranty: Merrill Lynch)	A2/A	2,000,000	1,517,260
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	NR/AAA	1,370,000	1,708,966

DELAWARE — 0.14%

Delaware State HFA, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital; Insured: Radian)	NR/BBB+	785,000	704,263

DISTRICT OF COLUMBIA — 2.23%

District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	Aa2/AA	1,000,000	1,075,170
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	A2/AA-	2,000,000	2,107,060
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	A2/AA-	3,900,000	3,832,920
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	A2/AA-	1,000,000	967,100
District of Columbia GO, 6.00% due 6/1/2015 (Insured: MBIA)	A1/AA-	3,000,000	3,377,880

FLORIDA — 11.54%

Broward County Housing Finance Authority Multi Family, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	270,000	274,795
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: FSA)	Aa3/AAA	1,000,000	1,020,030
Collier County Housing Finance Authority Multi Family, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	Aaa/NR	1,000,000	1,063,890
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: MBIA)	Baa1/AA-	1,405,000	1,412,672
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Baa1/AA-	595,000	597,023
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB-	1,000,000	959,290
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	Baa1/NR	2,420,000	2,462,834
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: FSA)	Aa3/AAA	2,560,000	2,604,723
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,030,632
Florida Board of Education GO Capital Outlay, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,537,555
Florida Housing Finance Corp., 5.40% due 4/1/2014 pre-refunded 10/1/2010 (Augustine Club Apartments; Insured: MBIA)	Aaa/NR	415,000	451,346
Florida Housing Finance Corp. Homeowner Mtg, 4.80% due 1/1/2016	Aa1/AA+	270,000	278,251

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: MBIA)	Baa1/AA-	$2,235,000	$2,201,855
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,162,858
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,308,105
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: FGIC)	A1/AA-	1,000,000	1,066,370
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	875,000	855,916
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,100,000	1,076,009
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	A3/AA-	1,000,000	978,680
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	1,000,000	970,320
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: XLCA)	Baa1/NR	3,000,000	2,585,040
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011	NR/NR	1,000,000	1,026,030
Manatee County, 5.00% due 10/1/2016 (Insured: AMBAC)	Aa3/AA-	1,000,000	1,054,740
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	A3/NR	1,000,000	840,280
Miami Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	Aa3/AA-	2,130,000	2,343,277
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A3/A	3,035,000	2,985,196
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: Assured Guaranty)	Aa2/AAA	2,600,000	2,616,666
Miami GO, 5.375% due 9/1/2015 (Insured: MBIA)	A2/AA-	1,000,000	1,091,370
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: MBIA)	A2/AA-	440,000	464,363
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/BBB+	1,000,000	913,290
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: MBIA)	A2/AA	280,000	292,065
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/2010 (Adventist Health Systems)	A1/NR	1,000,000	1,095,330
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: FSA)	Aa3/AAA	5,635,000	5,660,921
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	Aa3/AA-	1,500,000	1,420,035
St. Johns County IDA, 5.85% due 8/1/2024	NR/NR	4,885,000	3,860,371
Tampa Bay Water Utilities System Revenue, 5.50% due 10/1/2022 (Insured: FGIC)	Aa3/AA+	2,750,000	2,988,755
Tampa Health Systems, 5.50% due 11/15/2013 (Baycare Health Group; Insured: MBIA)	Aa3/AA-	1,050,000	1,088,577
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: FGIC)	NR/AA-	1,135,000	1,036,357

GEORGIA — 1.24%

Atlanta Airport Revenue, 6.00% due 1/1/2018 (Insured: FGIC) (AMT)	A1/AA-	1,000,000	1,003,400
Atlanta Tax Allocation, 5.00% due 12/1/2015 (Atlantic Station; Insured: Assured Guaranty)	Aa2/AAA	4,120,000	4,358,053
Georgia Municipal Electric Power Authority, 10.00% due 1/1/2010	A1/A+	230,000	243,669
Main Street Natural Gas Inc., 5.50% due 9/15/2022	A2/A	1,000,000	678,750

HAWAII — 0.41%

Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Hawaii Pacific Health; Insured: MBIA)	Baa1/AA-	2,000,000	2,092,820

IDAHO — 0.38%

Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo) (AMT)	Aa2/NR	2,000,000	1,957,660

ILLINOIS — 9.33%

Chicago GO, 1.50% due 1/1/2040 put 4/7/2009 (Insured: FSA; SPA: Dexia Credit Local) (weekly demand notes)	VMIG1/A-1	4,700,000	4,700,000
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC) (AMT)	A3/A	1,210,000	1,140,292
Chicago O’Hare International Airport Revenue Second Lien, 5.75% due 1/1/2018 (Insured: AMBAC)	A1/A	3,000,000	2,979,360
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,500,000	1,414,905
Chicago Tax Increment, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,340,000	880,996
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,126,558
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,117,000
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: MBIA)	Baa1/AA	2,860,000	2,952,950

Certified Semi-Annual Report      23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois DFA Community Rehab Providers, 5.90% due 7/1/2009	NR/BBB	$290,000	$289,997
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A3/AA	1,000,000	960,600
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	Baa1/NR	1,625,000	1,419,031
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A3/AA	1,000,000	915,460
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: XLCA)	NR/A	1,000,000	1,000,940
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	Aa3/AA	5,000,000	5,184,850
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/BBB+	1,220,000	968,241
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: MBIA)	Baa1/AA	1,370,000	1,414,142
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA) (ETM)	NR/AA	230,000	264,049
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA)	Baa1/AA-	1,080,000	1,123,092
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare)	A2/A	1,250,000	1,304,950
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	Aaa/NR	855,000	876,247
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: FSA)	Aa3/AAA	1,015,000	1,094,332
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,400,000	2,111,112
Sherman Mtg, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,170,000	1,206,410
Sherman Mtg, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,600,000	1,641,968
Southern Illinois University, 0% due 4/1/2014 (Insured: MBIA)	A1/AA-	1,425,000	1,203,356
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: FSA)	NR/AAA	2,975,000	1,221,000
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: FGIC)	A3/NR	1,205,000	1,737,490
University of Illinois, 0% due 4/1/2014 (Insured: MBIA)	Aa3/AA-	1,590,000	1,373,426
Will County Community School District GO, 0% due 11/1/2011 (Insured: FSA)	Aa3/AAA	2,965,000	2,811,383

INDIANA — 6.26%

Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	891,930
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,287,968
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: XLCA)	Aa3/NR	2,495,000	2,627,036
Allen County Redevelopment District, 5.00% due 11/15/2018	A3/NR	1,560,000	1,593,618
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	NR/A+	1,000,000	1,102,870
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,335,923
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,092,600
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,556,254
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	1,962,544
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	NR/AA	1,025,000	1,101,711
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: Assured Guaranty)	Aa2/NR	2,290,000	2,375,921
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Baa1/AA-	1,020,000	970,183
Huntington Economic Development, 6.40% due 5/1/2015 (United Methodist Memorial)	NR/NR	1,000,000	946,870
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	Baa1/AA	2,000,000	2,005,900
Indiana Bond Bank Gas Revenue, 5.25% due 10/15/2020	Aa3/NR	5,000,000	4,131,400
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	A3/AAA	575,000	588,127
Lawrence Multifamily Redevelopment Authority, 5.40% due 6/1/2024 put 1/1/2018 (Pinnacle Apartments; Collateralized: FNMA)	NR/AAA	1,500,000	1,500,945
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	NR/AA-	1,000,000	1,052,950
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	NR/AA-	1,000,000	1,020,540
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A	1,000,000	851,820
West Clark School Building Corp. First Mtg, 5.75% due 7/15/2017 (Insured: FGIC)	NR/AA+	1,685,000	1,830,382

IOWA — 1.79%

Coralville COP, 5.25% due 6/1/2022	A3/NR	2,980,000	2,838,182
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: FSA)	Aa3/AAA	820,000	873,357
Iowa Finance Authority, 6.00% due 7/1/2013 (Genesis Medical Center)	A1/NR	1,000,000	1,015,640
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	Aa2/AA	1,250,000	1,290,450
Iowa Finance Authority, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services)	Aa3/NR	1,000,000	1,058,430

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	Aa2/AA	$2,000,000	$2,047,060

KANSAS — 1.23%

Olathe Tax Increment Special Obligation, 5.45% due 9/1/2022 (West Village Center)	NR/NR	1,155,000	860,336
Wichita Hospital Revenue, 6.75% due 11/15/2019 (Via Christi Health System)	NR/A+	4,200,000	4,275,306
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: FGIC)	A3/NR	1,030,000	1,118,148

KENTUCKY — 1.03%

Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: MBIA)	Baa1/AA-	2,665,000	2,657,192
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: MBIA)	Baa1/AA-	3,000,000	1,070,820
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: Assured Guaranty)	Aa2/AAA	1,500,000	1,515,825

LOUISIANA — 2.05%

Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	NR/A	1,000,000	1,045,560
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	Baa3/BBB-	1,500,000	1,300,200
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	3,000,000	2,663,790
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: FSA)	Aa3/AAA	1,000,000	975,280
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: FSA)	Aa3/AAA	2,000,000	2,104,400
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	NR/A+	1,300,000	1,314,781
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	NR/A+	1,000,000	1,000,440

MARYLAND — 0.16%

Maryland State Health & Higher Educational Facilities, 0.50% due 7/1/2034 put 4/7/2009 (University of Maryland Medical Systems; LOC: Bank of America) (weekly demand notes)	VMIG1/A-1+	800,000	800,000

MASSACHUSETTS — 0.38%

Massachusetts Health & Educational Facilities, 0.26% due 11/1/2035 put 4/1/2009 (Berkshire Health Systems; Insured: Assured Guaranty) (daily demand notes)	VMIG1/A-1+	700,000	700,000
Massachusetts Housing Finance Agency, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Baa1/AA-	290,000	293,239
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Baa1/AA-	950,000	951,710

MICHIGAN — 3.53%

Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	Aaa/AAA	650,000	780,410
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: FSA)	Aa3/AAA	1,500,000	1,492,500
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: MBIA)	A2/AA	670,000	736,377
Michigan Higher Education Student Loan Authority, 3.95% due 3/1/2011	Aa3/AA	750,000	687,248
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	811,432
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: FSA)	Aa3/AAA	2,450,000	2,505,566
Michigan State Building Authority, 0% due 10/15/2025 (Insured: FGIC)	A1/AA	6,000,000	2,071,380
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A1/A+	2,140,000	1,716,237
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A2/A	3,650,000	2,952,886
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,044,690
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A1/A	2,500,000	2,659,425
Southfield Economic Development Corp., 7.25% due 12/1/2010 (N.W. 12 LP Transcon Builders)	NR/NR	520,000	493,095

MINNESOTA — 0.70%

Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	983,380
Southern Minnesota Municipal Power Agency, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	NR/AA	700,000	748,636
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	Baa1/BBB	1,965,000	1,806,071

Certified Semi-Annual Report      25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 1.77%

Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	$1,935,000	$1,476,270
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2027 (Lowndes County Industrial Development; Insured: FSA)	Aa3/AAA	2,500,000	2,496,850
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: XLCA)	Baa2/NR	920,000	883,494
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: XLCA)	Baa2/NR	1,000,000	930,320
Mississippi Higher Educational Authority, 7.50% due 9/1/2009 (Guaranty: Student Loans) (AMT)	A2/NR	1,500,000	1,454,640
Mississippi Hospital Equipment & Facilities, 5.25% due 8/1/2026 (Delta Regional Medical Center; Insured: MBIA/FHA)	Baa1/AA-	2,000,000	1,755,320

MISSOURI — 1.08%

Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	905,000	867,560
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	NR/A+	1,000,000	1,007,870
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	NR/A+	2,000,000	1,968,120
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	NR/A+	2,000,000	1,668,280

NEBRASKA — 0.35%

Adams County Hospital Authority, 5.00% due 12/15/2023 (Mary Lanning Memorial Hospital; Insured: Radian)	NR/A-	2,000,000	1,788,220

NEVADA — 0.89%

Las Vegas Special Improvement District, 5.375% due 6/1/2013 (Insured: FSA)	Aa3/AAA	1,100,000	1,104,763
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	939,930
Washoe County GO, 0% due 7/1/2011 (Reno Sparks Convention Center; Insured: FSA)	Aa2/AAA	2,600,000	2,492,256

NEW HAMPSHIRE — 1.89%

Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian ACA)	Baa3/BBB+	4,990,000	3,350,286
New Hampshire Business Finance Authority, 7.125% due 7/1/2027 (United Illuminating Co.)	Baa2/NR	1,000,000	1,001,630
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	NR/A-	1,000,000	900,260
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	Baa1/BBB	1,000,000	934,510
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	A3/BBB+	3,500,000	3,423,105

NEW JERSEY — 0.03%

New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	160,000	160,752

NEW MEXICO — 0.74%

Farmington PCR, 0.35% due 5/1/2024 put 4/1/2009 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	2,500,000	2,500,000
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,515,000	1,249,905

NEW YORK — 1.36%

New York City GO, 0.90% due 8/1/2028 put 4/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1+	3,700,000	3,700,000
New York City Municipal Water Finance Authority, 0.85% due 6/15/2033 put 4/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	1,500,000	1,500,000
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/NR	875,000	804,904
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	Aa1/NR	850,000	892,066

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NORTH CAROLINA — 0.15%

North Carolina Housing Finance Agency SFMR, 6.50% due 9/1/2026	Aa2/AA	$740,000	$755,081

NORTH DAKOTA — 0.16%

Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	NR/BBB+	1,000,000	800,720

OHIO — 2.23%

Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: Fifth Third Bank)	NR/NR	1,140,000	1,076,719
Deerfield Township Tax Increment, 5.00% due 12/1/2025	A3/NR	1,000,000	788,340
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	Aa1/NR	415,000	416,050
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: FSA)	Aa3/NR	1,500,000	1,640,490
Lorain County Hospital Revenue, 5.625% due 10/1/2016 (Catholic Healthcare)	A1/AA-	1,435,000	1,476,184
North Ridgeville Economic Development, 0% due 2/1/2015 (Lake Ridge Nursing Home; Collateralized: FHA)	NR/AAA	195,000	125,874
Ohio State Air Quality Development Authority, 4.85% due 8/1/2040 (Columbus Southern Power; Insured: MBIA)	A3/AA	1,500,000	1,508,760
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 (Columbus Southern Power; Insured: MBIA)	A3/AA	3,000,000	3,055,920
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A1/A+	1,200,000	1,279,320

OKLAHOMA — 1.86%

Comanche County Hospital Authority, 5.25% due 7/1/2019 (Insured: Radian)	NR/BBB+	1,725,000	1,571,320
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	Baa1/A	1,125,000	1,054,429
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	Baa1/A	1,485,000	1,275,526
Oklahoma State DFA, 5.40% due 6/1/2013 pre-refunded 12/1/2010 (Integris Health; Insured: AMBAC)	Aa3/NR	825,000	894,151
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (OK Medical Research Foundation)	A1/NR	3,730,000	3,625,634
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	Aa2/AA	1,130,000	1,014,921

OREGON — 0.43%

Forest Grove Campus Improvement, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Pacific University; Insured: Radian)	NR/BBB+	800,000	846,840
Oregon State Housing & Community Services Department Single Family Mtg Program, 5.35% due 7/1/2018 (AMT)	Aa2/NR	375,000	380,659
Portland Housing Authority, 4.75% due 5/1/2022 (Yards Union Station) (AMT)	Aa2/NR	1,000,000	943,120

PENNSYLVANIA — 1.44%

Allegheny County Hospital Development, 6.50% due 5/1/2012 pre-refunded 5/1/2010 (South Hills Health Systems)	Baa2/NR	1,400,000	1,473,822
Carbon County IDA, 6.65% due 5/1/2010 (Panther Creek Partners)	NR/BBB-	3,050,000	3,050,702
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	658,008
Lancaster County, 0% due 5/1/2014 (Insured: FGIC)	Aa3/NR	795,000	645,643
Lancaster County, 0% due 5/1/2015 (Insured: FGIC)	Aa3/NR	800,000	611,568
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	Baa1/A	2,032,839	889,245

RHODE ISLAND — 0.70%

Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/BBB+	1,065,000	1,133,054
Rhode Island Health & Education Building Corp., 6.00% due 8/1/2014 (Roger Williams Realty; Credit Support: FHA)	NR/A-	995,000	1,026,412
Rhode Island Health & Education Building Corp. Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,325,000	1,377,496

Certified Semi-Annual Report      27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
SOUTH CAROLINA — 4.01%

Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	$2,000,000	$2,082,400
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	A1/AA-	1,855,000	1,912,153
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: Assured Guaranty)	Aa2/AAA	2,400,000	2,425,248
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,016,940
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,726,996
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,034,550
Scago Educational Facilities Corp. Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aa3/AAA	2,740,000	2,887,138
Scago Educational Facilities Corp. Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aa3/AAA	1,000,000	1,035,490
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022	Aa1/NR	2,265,000	2,310,526
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023	Aa1/NR	1,000,000	996,940
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aa2/AAA	2,855,000	2,974,225

TENNESSEE — 1.76%

Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Eastowne Partners II Ltd.; Collateralized: FNMA)	NR/AAA	1,935,000	2,042,199
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	Baa1/A	2,500,000	1,787,700
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	Ba1/BBB+	7,000,000	5,115,110

TEXAS — 14.07%

Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	Aa3/AA+	2,180,000	2,294,058
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/NR	1,250,000	1,432,100
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	NR/BBB	2,000,000	1,304,840
Bexar County Housing Finance Corp., 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	Baa1/NR	620,000	580,593
Bexar County Housing Finance Corp., 5.875% due 4/1/2014 (Honey Creek Apartments; Insured: MBIA)	Baa1/NR	975,000	854,451
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: MBIA)	Baa1/NR	600,000	517,764
Bexar County Housing Finance Corp., 6.125% due 4/1/2020 (Honey Creek Apartments; Insured: MBIA)	Baa1/NR	1,000,000	767,060
Bexar County Housing Finance Corp., 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	Baa1/NR	1,270,000	1,015,047
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (American Opportunity Housing & Colinas; Insured: MBIA)	Baa1/NR	1,035,000	807,238
Bexar County Housing Finance Corp., 6.50% due 12/1/2021 (American Opportunity Housing- Waterford)	Baa3/NR	2,000,000	1,529,020
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: XLCA)	A3/A	1,300,000	1,341,275
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: XLCA)	A3/A	2,300,000	2,350,531
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,645,580
Carroll ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	345,000	316,596
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: MBIA)	A1/AA-	1,000,000	1,083,770
Coppell ISD GO, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	1,495,000	1,189,123
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	Baa1/A	3,000,000	2,789,640
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,985,000	2,246,123
Duncanville ISD GO, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	15,000	11,055
Ennis ISD GO, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,443,016
Ennis ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	737,873

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Ennis ISD GO, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	$845,000	$700,784
Ennis ISD GO, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	664,814
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	NR/BBB	1,320,000	1,292,214
Hays Consolidated ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	5,378,069
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	A3/A+	2,040,000	2,081,820
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	2,055,000	2,013,736
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Baa1/A-	735,000	745,011
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Baa1/A-	500,000	504,230
Mission EDA, 6.00% due 8/1/2020 (Waste Management, Inc.)	NR/BBB	3,000,000	2,860,170
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	2,877,780
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/BBB-	2,675,000	2,417,397
Spring ISD GO, 5.00% due 8/15/2029 (Insured: FSA)	A1/AAA	4,000,000	4,033,880
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	A2/AA-	1,775,000	2,030,511
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt)	A1/NR	3,500,000	3,835,720
Texarkana Health Facilities, 5.75% due 10/1/2011 (Wadely Regional Medical Center; Insured: MBIA)	Baa1/AA-	2,500,000	2,552,500
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	Aa1/AA	2,450,000	3,001,372
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Charter School; Insured: ACA)	NR/BBB-	3,100,000	2,122,167
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,106,870
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aa1/AA	2,000,000	2,066,040
Waco Health Facilities Development Corp., 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health)	Aa1/AAA	870,000	908,976
Waco Health Facilities Development Corp., 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health)	Aa1/AAA	1,050,000	1,097,040

UTAH — 0.48%

Salt Lake Valley Fire Services, 5.25% due 4/1/2020	Aa3/NR	1,250,000	1,329,700
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aa3/NR	1,000,000	1,111,540
Utah Housing Finance Authority SFMR, 5.85% due 7/1/2015 (Credit Support: FHA)	Aaa/AA	20,000	20,020

VIRGINIA — 1.05%

Amelia County IDA, 4.80% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT)	NR/BBB	2,000,000	1,962,880
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	NR/BBB+	1,000,000	990,330
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (ETM)	NR/AA	795,000	798,140
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,635,000	1,590,561

WASHINGTON — 4.56%

King County Housing Authority, 5.20% due 5/1/2028 (Birch Creek Apts.)	NR/AAA	2,400,000	2,329,248
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: MBIA)	A3/NR	1,900,000	2,011,245
Washington Health Care Facilities, 5.50% due 12/1/2010 pre-refunded 12/1/2009 (Providence Services; Insured: MBIA)	NR/AA	2,690,000	2,806,934
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: MBIA)	Aa2/AA	1,735,000	1,788,212
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: MBIA)	Aa2/AA	1,945,000	2,001,775
Washington Health Care Facilities, 6.25% due 12/1/2021 (Group Health Co-op Puget Sound; Insured: MBIA)	Baa1/AA	3,775,000	3,720,149
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multi Health Services; Insured: FSA)	Aa3/AAA	1,000,000	998,260
Washington Health Care Facilities, 6.25% due 8/1/2028 (Insured: FHA 242)	NR/A+	4,000,000	4,142,520
Washington Housing Finance Commission, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/BBB+	500,000	505,745
Washington Housing Finance Commission, 6.10% due 1/1/2016 (Seattle Academy; Insured: ACA)	NR/NR	1,040,000	974,376
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/BBB+	1,000,000	972,550

Certified Semi-Annual Report      29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Public Power Supply, 0% due 7/1/2011	Aaa/AA	$1,000,000	$955,790

WEST VIRGINIA — 0.28%

West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A2/A+	1,530,000	1,400,470

WISCONSIN — 1.11%

Wisconsin Health & Educational Facilities, 5.40% due 8/15/2013 (Sorrowful Mother; Insured: MBIA)	Baa1/AA-	3,065,000	3,066,195
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/BBB+	1,000,000	901,540
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC)	Aa3/AA	1,635,000	1,667,128

TOTAL INVESTMENTS — 97.79% (Cost $514,246,518)			$497,297,933

OTHER ASSETS LESS LIABILITIES — 2.21%			11,220,794

NET ASSETS — 100.00%			$508,518,727

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

30    Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account value 9/30/08	Ending Account value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$1,021.90	$4.89
Hypothetical*	$1,000.00	$1,020.09	$4.89

Class C Shares
Actual	$1,000.00	$1,020.60	$6.25
Hypothetical*	$1,000.00	$1,018.75	$6.24

Class I Shares
Actual	$1,000.00	$1,023.50	$3.32
Hypothetical*	$1,000.00	$1,021.65	$3.32

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; C: 1.24%; and I: 0.66%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report      31

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY

PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

32    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH172

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2	This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	Cusip
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bond with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Quality Spread – The difference between the yields of securities with different quality ratings.

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Important Information

Continued

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tax-Backed Bonds – A broad category of bonds that are secured by taxes levied by the obligor.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Yield Spread – The difference in yield, at a given time, between two bonds or between different segments of the bond market.

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Thornburg New Mexico Intermediate Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.97%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without Sales Charge	2.84%	3.53%	2.79%	3.65%	4.86%
With Sales Charge	0.77%	2.82%	2.37%	3.44%	4.74%

30-DAY YIELDS, A SHARES

As of March 31, 2009

Annualized Distribution Rate (@NAV)	SEC Yield	SEC Taxable Equivalent Yield
3.59%	2.24%	3.62%

SEC Taxable Equivalent Yields assume a 35% marginal federal tax rate and a 4.9% state of New Mexico marginal tax rate. Portions of the income of the Fund may be subject AMT.

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2009

Average Credit Quality	AA
Number of Bonds	132
Duration	4.9 Yrs
Average Maturity	8.1 Yrs

See the entire portfolio in the Schedule of Investments on page 21.

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THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND VERSUS LIPPER OTHER STATES

TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2009

We are often asked to compare Thornburg New Mexico Intermediate Municipal Fund to money market fund returns. These investments have certain differences, which are summarized below. Investors in the Thornburg New Mexico Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Municipal bond funds are not an exact substitute for money market funds. Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg New Mexico Intermediate Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New Mexico Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax and (for residents of New Mexico) state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg New Mexico Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg New Mexico Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Other States Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all other states tax-exempt money market mutual funds. You cannot invest in a category average.

6	This page is not part of the Semi-Annual Report.

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report	7

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 21, 2009

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class A shares increased by 37 cents to $13.01 during the six months ended March 31, 2009. If you were with us for the entire period, you received dividends of 23.9 cents per share. If you reinvested your dividends, you received 24.1 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares, to account for varying class-specific expenses.

The last six months have been an extremely volatile period for municipal bond prices. It started in September and October of 2008, with the Lehman Brothers bankruptcy which led many investors to shun taxable and tax-free money market funds. The money market funds were forced to dump their investments in order to meet redemptions, which caused the yield on tax-free money market securities to spike. Since hedge funds and other leveraged investors finance their purchases of long-term bonds with money market securities, their borrowing costs shot up so they had to sell long-term bonds in order to deleverage. This placed significant selling pressure on the municipal marketplace and sent yields up (and prices lower) in a precipitous fashion.

From mid-September to mid-October, the yield on AAA-rated municipal bonds rose from 2.93% to 3.68%. Over that time period, yields went higher almost every day. From mid-October on, the market for the highest quality bonds settled down quite a bit, but prices for all other bonds have been quite variable. For instance, the yield spread between a ten-year AAA-rated general obligation bond and a BBB-rated revenue bond averaged 0.75% from May 1991 to December 2007. That average yield spread surged to 1.67% from January 2008 to April 2009. As of April 15, 2009, the AAA to BBB yield spread stood at 3.01%.

Investors have been shunning risk of all types and that is certainly true in the municipal bond market. However, there are other reasons that municipal quality spreads are at unprecedented levels. Large monoline bond insurers such as MBIA, AMBAC and FGIC were in the business of arbitraging bond spreads. If a bond’s spread to the AAA yield curve got too wide, they would typically step in and charge the issuer a premium for an insurance policy that got them a AAA rating. Bonds that received a AAA rating through insurance didn’t quite get an issuer the same interest rate as a “natural” AAA bond such as a bond issued by the State of Maryland, but it got them very close. In this way, the bond insurers were the policemen of the municipal spread markets. Instead of writing

8	Certified Semi-Annual Report

speeding tickets, they wrote insurance policies that got issuers back in line with AAA rates. Now that investors’ confidence in the bond insurers has been justifiably shattered, insured bonds typically trade at very wide spreads based upon market views of the underlying obligor. In effect, there are no policemen anymore.

The market, which was becoming more generic and homogenous in nature, is now fractured and harder to analyze. Many traders used to glance at a bond, see the MBIA insurance, and work up a quick bid. Many of those traders are now out of business. Traders and portfolio managers today have to look into covenants, security provisions, margins and balance sheets before they can decide what a bond is worth. These are skills that we, at Thornburg Investment Management, have never gotten out of the habit of using.

The consequences of faulty or incomplete analysis are more severe today. The market is adapting to the new reality, but while it does, fear and opportunity are at exaggerated levels. Liquidity is harder to find, and any bond that is not straightforward and easy to analyze is trading at a large yield premium to widely recognized bonds. The market is greatly favoring bonds pre-refunded in Treasury securities and large general obligation issuers over high and medium quality issuers of tax-backed and revenue bonds. In other words, it is a bond picker’s paradise. For the price of a little research and market knowledge, great value can be extracted. We have not changed our management style, but we are spending more time looking into “story” bonds and have slightly decreased the average credit rating of the portfolio as we have found good values in bonds rated below AAA.

Investors do have some legitimate reasons to be shunning risk these days. The average high yield municipal bond fund lost over 25% last year. The economy is basically in shambles in much of the country and collectively, the 50 states are currently grappling with $100 billion of projected deficits in their 2010 fiscal years. However, we see some reasons for optimism. Investment grade municipal bonds have an impressive long-term track record. Standard & Poor’s recently updated their study showing ten-year cumulative default rates that averaged 0.13%. We expect defaults to be somewhat more frequent going forward, but there are counterbalancing factors that could limit any rise in the default rate. Many state and local governments set aside large reserve balances when times were good so that they can draw upon those resources today. Others are rebalancing their budgets frequently and are cutting spending aggressively. Some governments are doing both while raising taxes and fees, and all are making use of the federal largess in the $787 billion American Recovery and Reinvestment Act. As we scrutinize municipal finances, we see many issuers that are standing up to these challenging times. There are a few that may not, and we will strive to continue avoiding their bonds in order to protect the portfolio. It is a very important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 93% invested in bonds rated A or above by at least one of the major rating agencies.

New Mexico finances have been impacted recently by lower oil and natural gas prices and a weakening economy. The state cut spending by over $160 million and transferred $130 million of state agency funds to bring the current fiscal year into balance and end the year with the targeted 10% reserve fund balance. The 2010 fiscal year looks challenging with a projected revenue shortfall of $576 million (10.5% of revenues). However, there are further cuts that can be made, and the $2 billion of fiscal stimulus funds that appears to be allocated to the state should be flowing into revenues over the next couple of years.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 130 municipal obligations from all over New Mexico. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the

Certified Semi-Annual Report	9

Letter to Shareholders

Continued

ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Class A shares of your Fund produced a total return of 4.85% over the six-month period ended March 31, 2009, compared to a 6.58% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last six months, pre-refunded and general obligation bonds from large issuers generally performed better than a diversified portfolio of revenue and tax-backed bonds from smaller issuers. Since the Fund predominantly holds bonds from smaller and mid-sized issuers, the Fund underperformed the Index over the last six months.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

% of Portfolio Maturing		Cumulative % Maturing
2 years =	11.0%	Year 2 =	11.0%
2 to 4 years =	11.5%	Year 4 =	22.5%
4 to 6 years =	10.9%	Year 6 =	33.4%
6 to 8 years =	10.5%	Year 8 =	43.9%
8 to 10 years =	12.7%	Year 10 =	56.6%
10 to 12 years =	8.7%	Year 12 =	65.3%
12 to 14 years =	10.9%	Year 14 =	76.2%
14 to 16 years =	11.7%	Year 16 =	87.9%
16 to 18 years =	4.8%	Year 18 =	92.7%
Over 18 years =	7.3%	Over 18 years =	100.0%

Percentages can and do vary. Data as of 3/31/09.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10	Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $205,677,827) (Note 2)	$207,669,973
Cash	131,817
Receivable for fund shares sold	1,632,781
Interest receivable	2,989,699
Prepaid expenses and other assets	1,064

Total Assets	212,425,334

LIABILITIES
Payable for securities purchased	2,688,216
Payable for fund shares redeemed	139,864
Payable to investment advisor and other affiliates (Note 3)	150,444
Accounts payable and accrued expenses	33,032
Dividends payable	215,929

Total Liabilities	3,227,485

NET ASSETS	$209,197,849

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(24,691)
Net unrealized appreciation on investments	1,992,146
Accumulated net realized gain (loss)	(544,056)
Net capital paid in on shares of beneficial interest	207,774,450

$209,197,849

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($166,653,136 applicable to 12,813,204 shares of beneficial interest outstanding - Note 4)	$13.01

Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.28

Class D Shares:
Net asset value, offering and redemption price per share ($16,489,628 applicable to 1,267,261 shares of beneficial interest outstanding - Note 4)	$13.01

Class I Shares:
Net asset value, offering and redemption price per share ($26,055,085 applicable to 2,004,176 shares of beneficial interest outstanding - Note 4)	$13.00

See notes to financial statements.

Certified Semi-Annual Report	11

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $394,417)	$4,765,030

EXPENSES:
Investment advisory fees (Note 3)	507,835
Administration fees (Note 3)
Class A Shares	101,213
Class D Shares	9,887
Class I Shares	6,343
Distribution and service fees (Note 3)
Class A Shares	202,425
Class D Shares	79,174
Transfer agent fees
Class A Shares	26,205
Class D Shares	3,804
Class I Shares	1,673
Registration and filing fees
Class A Shares	269
Class D Shares	293
Class I Shares	242
Custodian fees (Note 3)	18,542
Professional fees	13,027
Accounting fees	3,281
Trustee fees	2,769
Other expenses	9,852

Total Expenses	986,834

Less:
Distribution fees waived (Note 3)	(39,587)
Fees paid indirectly (Note 3)	(1,096)

Net Expenses	946,151

Net Investment Income	3,818,879

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	83,774
Net change in unrealized appreciation (depreciation) of investments	5,663,269

Net Realized and Unrealized Gain	5,747,043

Net Increase in Net Assets Resulting From Operations	$9,565,922

See notes to financial statements.

12	Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,818,879	$7,304,597
Net realized gain on investments	83,774	306,833
Increase (Decrease) in unrealized appreciation (depreciation) of investments	5,663,269	(7,873,236)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,565,922	(261,806)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,026,833)	(5,987,083)
Class D Shares	(274,308)	(495,075)
Class I Shares	(517,738)	(822,439)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,799,618)	863,745
Class D Shares	519,181	2,599,577
Class I Shares	1,549,923	5,203,704

Net Increase in Net Assets	6,016,529	1,100,623

NET ASSETS:
Beginning of period	203,181,320	202,080,697

End of period	$209,197,849	$203,181,320

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

14	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$—	$—
Level 2 - Other Significant Observable Inputs	207,669,973	—
Level 3 - Significant Unobservable Inputs	—	—
Other	—	—

Total	$207,669,973	$—

*  Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $1,231 from the sale of Class A shares.

Certified Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations. Distribution fees in the amount of $39,587 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $1,096.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	927,144	$11,899,530	1,962,932	$25,829,862
Shares issued to shareholders in reinvestment of dividends	145,391	1,868,480	281,958	3,685,132
Shares repurchased	(1,231,072)	(15,567,628)	(2,179,867)	(28,651,249)

Net Increase (Decrease)	(158,537)	$(1,799,618)	65,023	$863,745

Class D Shares
Shares sold	111,085	$1,442,026	334,108	$4,407,249
Shares issued to shareholders in reinvestment of dividends	17,272	222,217	29,797	389,455
Shares repurchased	(89,058)	(1,145,062)	(167,471)	(2,197,127)

Net Increase (Decrease)	39,299	$519,181	196,434	$2,599,577

Class I Shares
Shares sold	147,995	$1,824,148	730,390	$9,604,681
Shares issued to shareholders in reinvestment of dividends	30,924	397,230	49,543	647,263
Shares repurchased	(53,200)	(671,455)	(384,441)	(5,048,240)

Net Increase (Decrease)	125,719	$1,549,923	395,492	$5,203,704

16	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $19,213,666 and $17,549,833, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$205,677,827

Gross unrealized appreciation on a tax basis	$5,898,747
Gross unrealized depreciation on a tax basis	(3,906,601)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,992,146

At March 31, 2009, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2009	$320,666
2011	145,437
2013	255
2014	49,136
2015	112,336

$627,830

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

Certified Semi-Annual Report	17

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31,		Year Ended September 30,
	2009*		2008	2007	2006	2005	2004
Class A Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.64		$13.10	$13.20	$13.22	$13.40	$13.46

Income from investment operations:
Net investment income (loss)	0.24		0.47	0.47	0.45	0.43	0.45
Net realized and unrealized gain (loss) on investments	0.37		(0.46)	(0.10)	(0.02)	(0.18)	(0.06)

Total from investment operations	0.61		0.01	0.37	0.43	0.25	0.39

Less dividends from:
Net investment income	(0.24)		(0.47)	(0.47)	(0.45)	(0.43)	(0.45)

Change in net asset value	0.37		(0.46)	(0.10)	(0.02)	(0.18)	(0.06)

NET ASSET VALUE, end of period	$13.01		$12.64	$13.10	$13.20	$13.22	$13.40

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	4.85		0.00 (b)	2.82	3.31	1.88	3.00
Ratios to average net assets:
Net investment income (loss) (%)	3.74	(c)	3.56	3.55	3.41	3.22	3.40
Expenses, after expense reductions (%)	0.95	(c)	0.97	0.98	0.99	0.99	0.96
Expenses, after expense reductions and net of custody credits (%)	0.95	(c)	0.95	0.97	0.98	0.98	0.96
Expenses, before expense reductions (%)	0.95	(c)	0.97	0.98	0.99	0.99	0.96

Portfolio turnover rate (%)	8.84		13.48	17.38	11.59	16.63	14.66

Net assets at end of period (thousands)	$166,653		$163,928	$169,130	$196,163	$212,335	$208,435

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Total return figure was less than 0.01%.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

18	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31,		Year Ended September 30,
	2009*		2008	2007	2006	2005	2004
Class D Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.64		$13.11	$13.21	$13.23	$13.41	$13.47

Income from investment operations:
Net investment income (loss)	0.22		0.43	0.43	0.41	0.39	0.42
Net realized and unrealized gain (loss) on investments	0.37		(0.47)	(0.10)	(0.02)	(0.18)	(0.06)

Total from investment operations	0.59		(0.04)	0.33	0.39	0.21	0.36

Less dividends from:
Net investment income	(0.22)		(0.43)	(0.43)	(0.41)	(0.39)	(0.42)

Change in net asset value	0.37		(0.47)	(0.10)	(0.02)	(0.18)	(0.06)

NET ASSET VALUE, end of period	$13.01		$12.64	$13.11	$13.21	$13.23	$13.41

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	4.71		(0.35)	2.57	3.04	1.62	2.70
Ratios to average net assets:
Net investment income (loss) (%)	3.47	(b)	3.29	3.30	3.15	2.96	3.11
Expenses, after expense reductions (%)	1.22	(b)	1.24	1.23	1.24	1.25	1.25
Expenses, after expense reductions and net of custody credits (%)	1.22	(b)	1.22	1.23	1.24	1.24	1.24
Expenses, before expense reductions (%)	1.72	(b)	1.74	1.77	1.82	1.83	1.83

Portfolio turnover rate (%)	8.84		13.48	17.38	11.59	16.63	14.66

Net assets at end of period (thousands)	$16,490		$15,525	$13,524	$14,113	$18,577	$14,051

(a)	Not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report	19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2009*		Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class I Shares:

PER SHARE PERFORMANCE (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.63		$13.10	$13.10

Income from investment operations:
Net investment income (loss)	0.26		0.51	0.34
Net realized and unrealized gain (loss) on investments	0.37		(0.47)	—

Total from investment operations	0.63		0.04	0.34

Less dividends from:
Net investment income	(0.26)		(0.51)	(0.34)

Change in net asset value	0.37		(0.47)	—

NET ASSET VALUE, end of period	$13.00		$12.63	$13.10

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	5.03		0.26	2.64
Ratios to average net assets:
Net investment income (loss) (%)	4.08	(c)	3.90	3.95	(c)
Expenses, after expense reductions (%)	0.61	(c)	0.63	0.63	(c)
Expenses, after expense reductions and net of custody credits (%)	0.61	(c)	0.61	0.62	(c)
Expenses, before expense reductions (%)	0.61	(c)	0.63	0.63	(c)

Portfolio turnover rate (%)	8.84		13.48	17.38

Net assets at end of period (thousands)	$26,055		$23,728	$19,427

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
*	Unaudited.

See notes to financial statements.

20	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

We have used ratings from Standard & Poor’s, (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Albuquerque Airport, 5.50% due 7/1/2013	A1/A	$4,000,000	$4,255,400
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011	Aa3/AAA	1,775,000	1,641,076
Albuquerque GRT, 0% due 7/1/2012 (Insured: FSA)	Aa3/AAA	225,000	206,084
Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	1,170,000	1,197,472
Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	2,140,000	2,185,197
Albuquerque Municipal School District GO, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,224,620
Albuquerque Refuse Removal & Disposal, 5.00% due 7/1/2010 (Insured: FSA)	Aa3/AAA	415,000	436,202
Belen Gasoline Tax Improvement, 5.40% due 1/1/2011	NR/NR	345,000	343,437
Bernalillo County GRT, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AAA	495,000	507,622
Bernalillo County GRT, 5.25% due 10/1/2012	Aa3/AAA	1,000,000	1,117,600
Bernalillo County GRT, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AAA	2,000,000	2,053,500
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: MBIA)	Aa3/AA	3,000,000	3,286,260
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	Aa3/AAA	3,170,000	3,532,172
Bernalillo County GRT, 5.25% due 10/1/2023 (Insured: AMBAC)	Aa3/AAA	1,275,000	1,412,980
Bernalillo County GRT, 5.25% due 10/1/2025 (Insured: AMBAC)	Aa3/AAA	3,850,000	4,207,318
Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 (1)	Aa2/AAA	1,520,000	1,634,106
Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 (1)	Aa2/AAA	1,000,000	1,075,790
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	Aa2/AAA	1,420,000	1,449,422
Chaves County GRT, 5.00% due 7/1/2017 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	1,000,000	1,054,060
Chaves County GRT, 5.05% due 7/1/2019 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	735,000	775,190
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	Baa1/A	555,000	599,722
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	A3/NR	1,035,000	991,395
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	A3/NR	570,000	545,233
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	A3/NR	645,000	604,320
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	A3/NR	2,325,000	2,028,702
Farmington PCR, 0.35% due 5/1/2024 put 4/1/2009 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	4,700,000	4,700,000
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: FSA)	Aa3/AAA	6,095,000	6,476,974
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Baa1/A	3,345,000	3,302,017
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Baa1/A	2,110,000	2,047,059
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Baa1/A	3,540,000	3,160,937
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard)	Aa2/AA	1,565,000	1,607,083
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard) (2)	Aa2/AA	1,655,000	1,697,666
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard)	Aa2/AA	1,745,000	1,779,045
Grant County Hospital Facility, 5.50% due 8/1/2009 (Gila Regional Medical Center; Insured: Radian)	NR/BBB+	665,000	668,006
Grant County Hospital Facility, 5.50% due 8/1/2010 (Gila Regional Medical Center; Insured: Radian)	NR/BBB+	1,385,000	1,421,841
Las Cruces School District GO, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,016,760
Los Alamos County GRT Improvement, 5.75% due 6/1/2016	A1/AA+	1,000,000	1,105,950
Los Alamos County GRT Improvement, 5.625% due 6/1/2023	A1/AA+	1,000,000	1,038,730
Los Alamos County GRT Improvement, 5.75% due 6/1/2024	A1/AA+	3,000,000	3,123,300
Los Alamos County GRT Improvement, 5.75% due 6/1/2025	A1/AA+	1,000,000	1,032,990

Certified Semi-Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: FSA)	Aa3/AAA	$1,265,000	$1,393,322
New Mexico Finance Authority, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aa2/AA+	255,000	257,007
New Mexico Finance Authority, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aa2/AA+	130,000	131,044
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	Aa3/NR	2,280,000	2,453,212
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: MBIA)	Aa2/AA+	2,660,000	2,912,328
New Mexico Finance Authority, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aa2/AA+	130,000	131,066
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	Aa2/AA+	1,000,000	1,109,840
New Mexico Finance Authority, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aa2/AA+	145,000	146,212
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	Aa3/NR	2,360,000	2,528,598
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	Aa3/NR	2,915,000	3,139,980
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: MBIA)	Aa3/NR	1,215,000	1,296,247
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	Aa2/AA+	365,000	387,926
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: MBIA)	Aa3/AA-	1,300,000	1,306,240
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: MBIA)	Aa3/AA-	7,000,000	7,189,560
New Mexico Finance Authority State Transportation, 5.00% due 6/15/2014 (Insured: MBIA)	Aa2/AA+	2,100,000	2,333,436
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,140,720
New Mexico Highway Commission Tax, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,057,200
New Mexico Hospital Equipment Loan Council, 4.80% due 8/1/2010 (Presbyterian Healthcare)	Aa3/AA-	500,000	513,695
New Mexico Hospital Equipment Loan Council, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare)	Aa3/AA-	3,205,000	3,539,474
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	Baa1/NR	1,730,000	1,943,603
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	Baa1/NR	1,000,000	1,123,470
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	Baa1/NR	1,185,000	1,331,312
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	Baa1/NR	1,000,000	1,137,690
New Mexico Housing Authority Multi Family Housing, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/A	1,010,000	1,013,252
New Mexico MFA Forward Mortgage, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	135,000	140,655
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	792,337
New Mexico MFA Multi Family, 5.05% due 9/1/2027 (St. Anthony; Insured: FHA) (AMT)	NR/AAA	890,000	819,272
New Mexico MFA Multi Family, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	NR/AA	2,335,000	2,345,274
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	Aaa/NR	1,000,000	1,046,160
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	Aaa/NR	1,910,000	1,998,166
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	Aaa/NR	2,785,000	2,913,556
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	65,000	66,657
New Mexico MFA SFMR, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	115,000	116,212
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	175,000	176,579
New Mexico MFA SFMR, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	60,000	60,608
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank) (AMT)	NR/AAA	195,000	189,394
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	NR/AAA	175,000	179,102
New Mexico MFA SFMR, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	305,000	304,567
New Mexico MFA SFMR, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	200,000	201,502
New Mexico MFA SFMR, 5.25% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	1,500,000	1,480,635
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	2,225,000	2,247,228
New Mexico MFA SFMR, 5.50% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	3,265,000	3,174,102
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	2,000,000	1,990,480

22	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Highway Commission Tax, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	$255,000	$268,347
New Mexico Highway Commission Tax, 5.00% due 6/15/2010	Aa2/AAA	245,000	257,894
New Mexico Hospital Equipment Loan, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	Aa3/AA-	6,000,000	6,382,800
New Mexico State University Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aa3/AAA	1,000,000	1,107,870
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: FGIC)	A1/AA-	955,000	1,034,523
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: FGIC)	A1/AA-	555,000	594,682
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: FGIC)	A1/AA-	1,000,000	1,018,250
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	A1/NR	400,000	424,572
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,748,598
San Juan County GRT, 5.30% due 9/15/2009	A1/NR	110,000	111,676
San Juan County GRT, 5.00% due 6/15/2014 (Insured: MBIA)	A1/AA-	1,225,000	1,327,459
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	6,390,000	6,516,905
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,325,684
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,197,842
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	NR/BBB-	1,250,000	1,188,062
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	NR/BBB-	1,835,000	1,706,899
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,745,000	1,424,409
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	825,020
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	797,344
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: FSA) (2)	Aa3/AAA	1,000,000	1,085,450
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: FSA)	Aa3/AAA	1,520,000	1,645,795
Santa Fe County GRT, 5.00% due 6/1/2025	Aa2/AA+	1,400,000	1,439,942
Santa Fe County GRT, 5.00% due 6/1/2026	Aa2/AA+	1,535,000	1,566,590
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	NR/BBB+	1,105,000	1,018,412
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	55,000	55,120
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	75,000	75,144
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	90,000	90,093
Taos County GRT, 4.25% due 10/1/2009	Baa1/NR	500,000	500,120
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	Baa1/NR	1,000,000	993,560
Taos County GRT, 4.75% due 10/1/2012 (ETM)	Baa1/NR	1,500,000	1,670,505
University of New Mexico, 5.25% due 6/1/2013	Aa3/AA	665,000	722,250
University of New Mexico, 5.25% due 6/1/2014	Aa3/AA	335,000	361,190
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	Aa3/AA	1,590,000	1,790,435
University of New Mexico, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,304,570
University of New Mexico, 5.25% due 6/1/2016	Aa3/AA	645,000	695,426
University of New Mexico, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,865,251
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,957,915
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,294,272
University of New Mexico, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,059,980
University of New Mexico, 6.00% due 6/1/2021	Aa3/AA	610,000	701,085
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2016 (Insured: FSA/FHA)	Aa3/AAA	2,920,000	3,206,043
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2017 (Insured: FSA/FHA)	Aa3/AAA	2,000,000	2,173,620
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2018 (Insured: FSA/FHA)	Aa3/AAA	2,000,000	2,109,240
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2019 (Insured: FSA/FHA)	Aa3/AAA	3,000,000	3,134,820
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2019 (Insured: FSA/FHA)	Aa3/AAA	3,000,000	3,128,340
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2020 (Insured: FSA/FHA)	Aa3/AAA	2,310,000	2,397,202
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2020 (Insured FSA/FHA)	Aa3/AAA	500,000	517,925
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	1,530,260

Certified Semi-Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Villa Hermosa Multi Family Housing, 5.85% due 11/20/2016 (Villa Hermosa Apartments; Collateralized: GNMA) (AMT)	NR/CC	$1,105,000	$1,018,423

TOTAL INVESTMENTS — 99.27% (Cost $205,677,827)			$207,669,973

OTHER ASSETS LESS LIABILITIES — 0.73%			1,527,876

NET ASSETS — 100.00%			$209,197,849

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MFA	Mortgage Finance Authority
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

24	Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$1,048.50	$4.87
Hypothetical*	$1,000.00	$1,020.18	$4.80

Class D Shares
Actual	$1,000.00	$1,047.10	$6.24
Hypothetical*	$1,000.00	$1,018.83	$6.16

Class I Shares
Actual	$1,000.00	$1,050.30	$3.12
Hypothetical*	$1,000.00	$1,021.89	$3.08

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; D: 1.22%; and I: 0.61%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report	25

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

26	Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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28	This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.	29

30	This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report.	31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management® 800.847.0200

Distributor:

Thornburg Securities Corporation® 800.847.0200

TH178

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2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Share Class	NASDAQ Symbol	Cusip
Class A	885-215-665	THNYX

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Merrill Lynch 7-12 Year Municipal Bond

Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bond with shorter durations.

General Obligation (GO) Bonds – A municipal bond secured by the pledge of the issuer’s full faith, credit, and taxing power rather than the revenue from a given project.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Pre-Refunded Bond – A type of municipal bond that has been escrowed or collateralized either by direct obligations guaranteed by the U.S. government, or by other types of securities. The escrow account is structured so that these refunded bonds are to be called at the first possible call date. Such bonds, if escrowed with securities guaranteed by the U.S. government, have little if any credit risk.

Quality Spread – The difference between the yields of securities with different quality ratings.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

This page is not part of the Semi-Annual Report. 3

Important Information

    Continued

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tax-Backed Bonds – A broad category of bonds that are secured by taxes levied by the obligor.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Yield Spread – The difference in yield, at a given time, between two bonds or between different segments of the bond market.

4 This page is not part of the Semi-Annual Report.

Thornburg New York Intermediate Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 1.08%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without Sales Charge	3.33%	3.60%	2.74%	3.71%	4.07%
With Sales Charge	1.27%	2.90%	2.33%	3.50%	3.88%

30-DAY YIELDS, A SHARES

As of March 31, 2009

Annualized Distribution Rate (@NAV)	SEC Yield	SEC Taxable Equivalent Yield
3.54%	2.38%	4.08%

SEC Taxable Equivalent Yields assume a 35% marginal federal tax rate and a combined 10.5% City and State of New York marginal tax rate. Portions of the income of the Fund may be subject to AMT.

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2009

Average Credit Quality	AA
Number of Bonds	43
Duration	4.4 Yrs
Average Maturity	8.0 Yrs

See the entire portfolio in the Schedule of Investments on page 18.

Without waivers and reimbursements, yields and total returns would be lower.

This page is not part of the Semi-Annual Report. 5

THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER NEW YORK TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2009

We are often asked to compare Thornburg New York Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are summarized below. Investors in the Thornburg New York Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% maximum sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg New York Intermediate Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New York Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by New York tax-exempt money market funds are generally exempt from federal income tax and for residents of New York State and New York CIty, state, and local income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg New York Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg New York Intermediate Municipal Fund or a money market fund. Neither are insured by the FDIC or any other government agency.

Lipper New York Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt New York money market mutual funds. You cannot invest in a category average.

6 This page is not part of the Semi-Annual Report.

Thornburg New York Intermediate Municipal Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

April 21, 2009

George Strickland Co-Portfolio Manager	Dear Shareholder:
We are pleased to present the Semi-Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Class A shares increased 35 cents to $12.22 during the six-months ended March 31, 2009. If you were with us for the entire period, you received dividends of 22.6 cents per share. If you reinvested your dividends, you received 22.7 cents per share.

Josh Gonze Co-Portfolio Manager	The last six months have been an extremely volatile period for municipal bond prices. It started in September and October of 2008, with the Lehman Brothers bankruptcy which led many investors to shun taxable and tax-free money market funds. The money market funds were forced to dump their investments in order to meet redemptions, which caused the yield on tax-free money market securities to spike. Since hedge funds and other leveraged investors finance their purchases of long-term bonds with money market securities, their borrowing costs shot up so they had to sell long-term bonds in order to deleverage. This placed significant selling pressure on the municipal marketplace and sent yields up (and prices lower) in a precipitous fashion.

From mid-September to mid-October, the yield on AAA-rated municipal bonds rose from 2.93% to 3.68%. Over that time period, yields went higher almost every day. From mid-October on, the market for the highest quality bonds settled down quite a bit, but prices for all other bonds have been quite variable. For instance, the yield spread between a ten-year AAA-rated general obligation bond and a BBB-rated revenue bond averaged 0.75% from May 1991 to December 2007. That average yield spread surged to 1.67% from January 2008 to April 2009. As of April 15, 2009, the AAA to BBB yield spread stood at 3.01%.

Christopher Ihlefeld Co-Portfolio Manager	Investors have been shunning risk of all types and that is certainly true in the municipal bond market. However, there are other reasons that municipal quality spreads are at unprecedented levels. Large monoline bond insurers such as MBIA, AMBAC and FGIC were in the business of arbitraging bond spreads. If a bond’s spread to the AAA yield curve got too wide, they would typically step in and charge the issuer a premium for an insurance policy that got them a AAA rating. Bonds that received a AAA rating through insurance didn’t quite get an issuer the same interest rate as a “natural” AAA bond such as a bond issued by the State of Maryland, but it got them very close. In this

8 Certified Semi-Annual Report

way, the bond insurers were the policemen of the municipal spread markets. Instead of writing speeding tickets, they wrote insurance policies that got issuers back in line with AAA rates. Now that investors’ confidence in the bond insurers has been justifiably shattered, insured bonds typically trade at very wide spreads based upon market views of the underlying obligor. In effect, there are no policemen anymore.

The market, which was becoming more generic and homogenous in nature, is now fractured and harder to analyze. Many traders used to glance at a bond, see the MBIA insurance, and work up a quick bid. Many of those traders are now out of business. Traders and portfolio managers today have to look into covenants, security provisions, margins and balance sheets before they can decide what a bond is worth. These are skills that we, at Thornburg Investment Management, have never gotten out of the habit of using.

The consequences of faulty or incomplete analysis are more severe today. The market is adapting to the new reality, but while it does, fear and opportunity are at exaggerated levels. Liquidity is harder to find, and any bond that is not straightforward and easy to analyze is trading at a large yield premium to widely recognized bonds. The market is greatly favoring bonds pre-refunded in Treasury securities and large general obligation issuers over high and medium quality issuers of tax-backed and revenue bonds. In other words, it is a bond picker’s paradise. For the price of a little research and market knowledge, great value can be extracted. We have not changed our management style, but we are spending more time looking into “story” bonds and have slightly decreased the average credit rating of the portfolio as we have found good values in bonds rated below AAA.

Investors do have some legitimate reasons to be shunning risk these days. The average high yield municipal bond fund lost over 25% last year. The economy is basically in shambles in much of the country and collectively, the 50 states are currently grappling with $100 billion of projected deficits in their 2010 fiscal years. However, we see some reasons for optimism. Investment grade municipal bonds have an impressive long-term track record. Standard & Poor’s recently updated their study showing ten-year cumulative default rates that averaged 0.13%. We expect defaults to be somewhat more frequent going forward, but there are counterbalancing factors that could limit any rise in the default rate. Many state and local governments set aside large reserve balances when times were good so that they can draw upon those resources today. Others are rebalancing their budgets frequently and are cutting spending aggressively. Some governments are doing both while raising taxes and fees, and all are making use of the federal largess in the $787 billion American Recovery and Reinvestment Act. As we scrutinize municipal finances, we see many issuers that are standing up to these challenging times. There are a few that may not, and we will strive to continue avoiding their bonds in order to protect the portfolio. It is a very important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 89% invested in bonds rated A or above by at least one of the major rating agencies.

New York State recently enacted a 2010 fiscal year budget that closes a record projected $17.7 billion deficit with a combination of $6.5 billion of spending cuts, $5.2 billion of new taxes, and several billion of federal fiscal stimulus funds. Property, sales and income taxes have all been impacted by rising unemployment and reduced earnings on Wall Street. The city, state and other authorities, such as the Metropolitan Transportation Authority have been proactive in dealing with budget shortfalls, but have been facing very large challenges lately. We will be watching closely to see if gaps can be closed without creating roadblocks to future growth.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 43 municipal obligations from all over New York. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the

Certified Semi-Annual Report 9

Letter to Shareholders

    Continued

top of the ladder where yields are typically higher. The chart on the right describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The Class A shares of your Fund produced a total return of 4.89% over the six-month period ended March 31, 2009, compared to a 6.58% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last six months, pre-refunded and general obligation bonds from large issuers generally performed better than a diversified portfolio of revenue and tax-backed bonds from smaller issuers. Since the Fund predominantly holds bonds from smaller and mid-sized issuers, the Fund underperformed the index over the last six months.

Historically, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

% of Portfolio Maturing	Cumulative % Maturing
2 years = 12.7%	Year 2 = 12.7%
2 to 4 years = 8.4%	Year 4 = 21.1%
4 to 6 years = 14.5%	Year 6 = 35.6%
6 to 8 years = 6.2%	Year 8 = 41.8%
8 to 10 years = 13.5%	Year 10 = 55.3%
10 to 12 years = 13.3%	Year 12 = 68.6%
12 to 14 years = 15.0%	Year 14 = 83.6%
14 to 16 years = 5.9%	Year 16 = 89.5%
16 to 18 years = 5.3%	Year 18 = 94.8%
Over 18 years = 5.2%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 3/31/09.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $34,184,865) (Note 2)	$34,745,752
Cash	185,300
Receivable for fund shares sold	51,720
Interest receivable	424,360
Prepaid expenses and other assets	209

Total Assets	35,407,341

LIABILITIES
Payable for fund shares redeemed	20,970
Payable to investment advisor and other affiliates (Note 3)	23,953
Accounts payable and accrued expenses	18,033
Dividends payable	29,000

Total Liabilities	91,956

NET ASSETS	$35,315,385

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,535)
Net unrealized appreciation on investments	560,887
Accumulated net realized gain (loss)	(72,427)
Net capital paid in on shares of beneficial interest	34,843,460

$35,315,385

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($35,315,385 applicable to 2,889,562 shares of beneficial interest outstanding - Note 4)	$12.22
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.47

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $47,860)	$767,288

EXPENSES:
Investment advisory fees (Note 3)	80,829
Administration fees (Note 3)	20,207
Distribution and service fees (Note 3)	40,415
Transfer agent fees	8,620
Registration and filing fees	146
Custodian fees (Note 3)	7,275
Professional fees	10,716
Accounting fees	505
Trustee fees	437
Other expenses	2,382

Total Expenses	171,532
Less:
Investment advisory fees waived by investment advisor (Note 3)	(11,029)
Fees paid indirectly (Note 3)	(462)

Net Expenses	160,041

Net Investment Income	607,247

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	7,361
Net change in unrealized appreciation (depreciation) of investments	943,222

Net Realized and Unrealized Gain	950,583

Net Increase in Net Assets Resulting From Operations	$1,557,830

See notes to financial statements.

12 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$607,247	$1,149,262
Net realized gain (loss) on investments	7,361	(30,533)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	943,222	(1,056,739)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,557,830	61,990
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(607,247)	(1,149,262)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	3,679,648	(1,243,777)

Net Increase (Decrease) in Net Assets	4,630,231	(2,331,049)
NET ASSETS:
Beginning of period	30,685,154	33,016,203

End of period	$35,315,385	$30,685,154

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 13

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$—	$—
Level 2 - Other Significant Observable Inputs	34,745,752	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$34,745,752	$—

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2009, the Advisor voluntarily waived investment advisory fees of $11,029. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $14 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $462.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	472,037	$5,676,350	411,254	$5,063,258
Shares issued to shareholders in reinvestment of dividends	35,641	430,547	65,938	806,929
Shares repurchased	(202,334)	(2,427,249)	(577,748)	(7,113,964)

Net Increase (Decrease)	305,344	$3,679,648	(100,556)	$(1,243,777)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,949,930 and $2,625,956, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$34,184,865

Gross unrealized appreciation on a tax basis	$853,871
Gross unrealized depreciation on a tax basis	(292,984)

Net unrealized appreciation (depreciation) on investments (tax basis)	$560,887

At March 31, 2009, the Fund had tax basis capital losses of $49,255, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2014.

As of March 31, 2009, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2007 of $30,533. For tax purposes, such losses will be reflected in the year ending September 30, 2009. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

16 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

Class A Shares:	Six Months Ended March 31, 2009*		Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)
			2008	2007	2006	2005
PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.87		$12.30	$12.38	$12.44	$12.64	$12.46
Income from investment operations:
Net investment income (loss)	0.23		0.44	0.46	0.45	0.42	0.10
Net realized and unrealized gain (loss) on investments	0.35		(0.43)	(0.08)	(0.06)	(0.20)	0.18
Total from investment operations	0.58		0.01	0.38	0.39	0.22	0.28
Less dividends from:
Net investment income	(0.23)		(0.44)	(0.46)	(0.45)	(0.42)	(0.10)
Change in net asset value	0.35		(0.43)	(0.08)	(0.06)	(0.20)	0.18
NET ASSET VALUE, end of period	$12.22		$11.87	$12.30	$12.38	$12.44	$12.64
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	4.89		0.07	3.13	3.23	1.73	2.26
Ratios to average net assets:
Net investment income (loss) (%)	3.76	(c)	3.61	3.74	3.66	3.31	3.19	(c)
Expenses, after expense reductions (%)	0.99	(c)	1.01	1.01	1.01	1.00	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.99	0.99	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.06	(c)	1.08	1.11	1.11	1.12	1.18	(c)
Portfolio turnover rate (%)	8.50		13.42	14.91	15.38	28.70	4.27
Net assets at end of period (thousands)	$35,315		$30,685	$33,016	$34,849	$41,375	$45,543

(a)	The Fund’s fiscal year-end changed to September 30.

(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(c)	Annualized.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 17

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	March 31, 2009 (Unaudited)

We have used ratings from Standard & Poor’s, (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst IDA Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/NR	$465,000	$437,565
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	Baa1/NR	1,100,000	1,084,006
Hempstead IDA Resource Recovery, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel)	Baa3/BB+	1,000,000	972,780
Monroe County IDA, 6.45% due 2/1/2014 (DePaul Community Facility; Insured: SONYMA)	Aa1/NR	545,000	553,660
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/BBB+	495,000	462,474
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aa3/AAA	400,000	415,232
New York City GO, 0.30% due 8/15/2019 put 4/1/2009 (LOC: Morgan Guaranty Trust) (daily demand notes)	VMIG1/A-1+	300,000	300,000
New York City GO, 5.00% due 8/1/2025	Aa3/AA	400,000	397,676
New York City GO, 0.50% due 11/1/2026 put 4/1/2009 (Insured: FSA) (daily demand notes)	Aa3/A-1	1,000,000	1,000,000
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A2/A	1,000,000	1,078,400
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (ETM)	A2/AAA	1,000,000	1,073,080
New York City Municipal Water Finance Authority, 1.00% due 6/15/2032 put 4/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	500,000	500,000
New York City Municipal Water Finance Authority, 0.85% due 6/15/2033 put 4/1/2009 (SPA: Dexia Credit Local) (daily demand notes)	VMIG1/A-1	500,000	500,000
New York City Transitional Finance Authority, 5.25% due 8/1/2016 (Insured: AMBAC)	Aa1/AAA	1,000,000	1,089,000
New York City Transitional Finance Authority, 5.00% due 1/15/2020	A1/AA-	1,000,000	1,031,730
New York City Transitional Finance Authority, 5.00% due 11/1/2020	Aa1/AAA	1,000,000	1,058,830
New York City Trust Cultural Resources, 5.75% due 7/1/2014 (Museum of American Folk Art; Insured: ACA)	NR/NR	920,000	866,235
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	A2/A	1,000,000	1,019,300
New York Dormitory Authority, 5.25% due 7/1/2010 (D’Youville College; Insured: Radian)	NR/BBB+	350,000	355,005
New York Dormitory Authority, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/BBB+	370,000	374,743
New York Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services; Insured: AMBAC)	Baa1/AA-	1,000,000	1,058,160
New York Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	400,000	424,936
New York Dormitory Authority, 5.00% due 10/1/2018 (Insured: Assured Guaranty)	Aa2/AAA	1,000,000	1,066,420
New York Dormitory Authority, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Mental Health Services; Insured: MBIA)	NR/AA	585,000	647,431
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	Aa1/NR	1,000,000	1,018,690
New York Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	1,000,000	988,890
New York Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: Assured Guaranty)	Aa2/AAA	500,000	509,680
New York Dormitory Authority Lease, 5.25% due 8/15/2013 (Master Boces; Insured: FSA)	Aa3/AAA	1,000,000	1,066,190
New York Dormitory Authority Lease, 5.00% due 1/15/2023	A1/AA-	1,000,000	1,017,000
New York Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	Aa3/AAA	1,000,000	1,107,430

18 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: FSA)	Aa3/AAA	$1,000,000	$1,080,590
New York Environmental Facilities Corp. PCR Water, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	401,848
New York State Thruway Authority General, 5.00% due 1/1/2018 (Insured: AMBAC)	A1/A+	1,000,000	1,058,750
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	NR/AA	1,000,000	1,034,140
New York State Urban Development Corp., 5.25% due 1/1/2021	NR/AA-	1,000,000	1,054,560
Newark Wayne Community Hospital, 5.875% due 1/15/2033 (Insured: AMBAC)	Baa1/A	1,280,000	1,279,975
Oneida County IDA, 6.00% due 1/1/2010 (Insured: Radian)	NR/BBB+	375,000	379,211
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central NY; LOC: HSBC Bank USA)	Aa3/NR	450,000	460,818
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: FSA)	Aa3/AAA	1,000,000	1,055,420
Port Chester IDA, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation; Collateralized: FNMA)	NR/AAA	750,000	790,433
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	A1/AA-	1,000,000	1,008,690
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	Aa2/AA-	1,410,000	1,443,741
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	A1/NR	210,000	223,033

TOTAL INVESTMENTS — 98.39% (Cost $34,184,865)			$34,745,752
OTHER ASSETS LESS LIABILITIES — 1.61%			569,633

NET ASSETS — 100.00%			$35,315,385

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

Certified Semi-Annual Report 19

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$1,048.90	$5.06
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at
1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 21

Trustees’ Statement to Shareholders

    Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

22 This page is not part of the Semi-Annual Report.

Planning Options

    Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200
TH1069

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2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Funds’ shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ Prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I and R3 shares may not be available to all investors.

Limited Term U.S. Government Fund	NASDAQ Symbols	Cusips
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491

Limited Term Income Fund	NASDAQ Symbols	Cusips
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483

Lipper’s 2008

Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges. We did not win this award in 2009.

Glossary

Barclays Capital Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

Barclays Capital Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Lipper Short-Intermediate U.S. Government Funds – Funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate Investment Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bond with shorter durations.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury Securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Thornburg Limited Term U.S. Government Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, in 2008 with the Best Fixed-Income Fund Family Award.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from November 16, 1987 through March 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)

Without Sales Charge	5.18%	6.12%	3.68%	4.98%	6.08%

With Sales Charge	3.64%	5.59%	3.37%	4.82%	6.00%

PORTFOLIO LADDER

As of March 31, 2009

30-DAY YIELDS

As of March 31, 2009

	Annualized Distribution Rate	SEC Yield
A Shares	3.55%	2.52%

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2009

Average Credit Quality	AAA

Number of Bonds	133

Duration	2.6 Yrs

Average Maturity	2.9 Yrs

See the entire portfolio in the Schedule of Investments on page 33.

4 This page is not part of the Semi-Annual Report.

THORNBURG LIMITED TERM U.S. GOVERNMENT FUND VERSUS

LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS AVERAGE

Class A shares as of March 31, 2009

We often are asked to compare Thornburg Limited Term U.S. Government Fund to money market fund returns. U.S. Government bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in Thornburg Limited Term U.S. Government Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in U.S. Government bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term U.S. Government Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term U.S. Government Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by U.S. Government money market funds are generally exempt from federal income tax and may be exempt from some state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term U.S. Government Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term U.S. Government Fund or a U.S. Government money market fund. Neither are insured by the FDIC or any other government agency.

Lipper U.S. Government Money Market Funds Average is an arithmetic average of the total return of all U.S. Government money market mutual funds. You cannot invest in a category average.

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Thornburg Limited Term Income Fund

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. The team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.03%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from October 1, 1992 through March 31, 2009

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)

Without Sales Charge	-2.99%	2.56%	1.86%	4.21%	5.02%

With Sales Charge	-4.43%	2.04%	1.55%	4.04%	4.92%

PORTFOLIO LADDER

As of March 31, 2009

30-DAY YIELDS

As of March 31, 2009

	Annualized Distribution Rate	SEC Yield
A Shares	5.14%	3.98%

Without waivers and reimbursements, yields and total returns would be lower.

KEY PORTFOLIO ATTRIBUTES

As of March 31, 2009

Average Credit Quality	A

Number of Bonds	280

Duration	3.7 Yrs

Average Maturity	4.5 Yrs

See the entire portfolio in the Schedule of Investments on page 37.

6	This page is not part of the Semi-Annual Report.

THORNBURG LIMITED TERM INCOME FUND VERSUS

LIPPER MONEY MARKET FUNDS (TAXABLE) AVERAGE

Class A shares as of March 31, 2009

We often are asked to compare Thornburg Limited Term Income Fund to money market fund returns. Taxable bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in Thornburg Limited Term Income Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in taxable bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term Income Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term Income Fund has an average maturity of normally less than five years.

Interest dividends paid by the Fund or by taxable money market funds are generally subject to federal income tax and state income tax (except for income from U.S. Government Treasuries, if applicable). Both Thornburg Limited Term Income Fund and taxable money market funds may be subject to AMT.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term Income Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term Income Fund or a taxable money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Money Market Funds (Taxable) Average is an arithmetic average of the total return of all taxable money market mutual funds. You cannot invest in a category average.

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Thornburg Limited Term Income Funds

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

8 Certified Semi-Annual Report

Letter to Shareholders

Jason Brady, CFA Portfolio Manager

April 19, 2009

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended March 31, 2009. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund increased 47 cents in the period to $13.73. If you were invested for the entire period, you received dividends of 17.2 cents per share. If you reinvested your dividends, you received 17.3 cents per share. The net asset value of a Class A share of the Thornburg Limited Term Income Fund decreased 28 cents in the period to $11.64. If you were invested for the entire period, you received dividends of 30.3 cents per share. If you reinvested your dividends, you received 30.6 cents per share. For both Funds, dividends per share were lower for some classes and higher for other classes of shares to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

The yields on U.S. Treasuries were volatile over the course of the past year, with general price appreciation in U.S. Treasuries driving returns in that sector. A much larger factor in the fixed income market generally, however, was a continued widening in spreads (the additional yield the market requires for investing in less credit worthy securities versus credit risk-less U.S. Treasuries) on all non-Treasury bond asset classes, which only abated in the 1st quarter of 2009. The two-year U.S. Treasury moved from a 1.96% yield to a 0.80% yield over the course of the past year, while the ten-year U.S. Treasury moved from a 3.82% yield to a 2.67% yield. Credit spreads continued to widen dramatically through December, 2008 though that damage has been mitigated somewhat through the end of the 1st quarter (and more significantly at the beginning of the second quarter). As an example, the Barclays Capital Corporate Credit Index Option Adjusted Spread (or the difference between Treasuries and the average investment grade corporate bond) moved from 4.41% on September 30, 2008, to 5.43% on March 31, 2009. On December 3, 2008 it touched its all-time high of 6.18%. The 30 year average of this index is 1.25%, to give some perspective. By almost any measure, non-Treasury fixed income had its worst year ever in 2008. Despite some recovery, the market continues to be challenging from a price and liquidity standpoint, though frankly yields in non-Treasury securities are extremely attractive for any long-term investor given fundamental risks.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 4.87% at NAV over the six-month period ended March 31, 2009, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate

Certified Semi-Annual Report 9

Letter to Shareholders

Continued

Government Bond Index produced a 6.08% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 4.47%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 0.24% at NAV over the six-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government/Credit Index produced a 4.79% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade category was 0.93%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their durations somewhat shorter than the Indices during much of the past year and as a result did not participate in some appreciation in longer-term Treasury securities. At the same time, Thornburg’s laddered portfolio strategy and prudent credit selection (within the Income Fund) clearly benefited the Fund. However, the Thornburg Limited Term Income Fund, while maintaining a high (low AA to high A) average credit rating, holds a much smaller proportion of U.S. Treasury securities than the index. In a time of widening credit spreads, U.S. Treasuries outperformed any other security, limiting returns for the Fund relative to its index. That said, the Fund continued to pick up high quality corporate bonds during the end of 2008 into the beginning of 2009 as I believe they represent tremendous long-term value. This stance has reaped some gains for the Fund and you, the shareholders, over the course of 2009 thus far and I expect these holdings to be ones that we’ll be proud to own for some time. The Thornburg Limited Term U.S. Government Fund continues to hold only instruments guaranteed by the U.S. Government or Government Sponsored Enterprises. The Fund’s holdings in non-Treasury securities including Agency Debentures and Mortgages increased significantly in January 2009, which was a positive contributor to Fund performance. I remain quite comfortable with our holdings and believe that over time each investment will yield satisfactory results, and in aggregate position the Funds well. Furthermore, the medium and long term yields available in the market today make for significant investment opportunities for an investor with a reasonable time horizon.

The recent volatility in the marketplace continues to underline the importance of high quality bonds in your bond portfolio allocation. Both Funds continue to perform even in an environment with nearly unprecedented movements in all asset classes. These periods of volatility have been relatively short in the past, and credit spreads had remained fairly well behaved. However, the past year has shown that volatility is alive and well. Furthermore, the challenges to continued smooth economic and asset growth are significant. Problems within financial institutions caused by weakness in housing markets have spilled over into the broader economy. Though we have seen some better economic news of late, it is likely that the road to recovery will be longer than any of us desire.

Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. The broad distribution of fund returns in the past six months shows that those that reached for yield by taking incremental risk for which they were not compensated have suffered. In many cases investors have been surprised by their fixed income allocation’s performance, and unfortunately these surprises have not been particularly pleasant ones. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind. In this environment, though low quality fixed income can move in tandem with equities, the risk of holding

10 Certified Semi-Annual Report

extremely high quality cash instruments or U.S. Treasuries alone is also present, especially when one considers potential erosion of purchasing power due to potential long-run inflation. As a result, I continue to try to place capital preservation (in all senses of the term) at the top of the list of priorities for these core funds.

No matter the direction of interest rates or credit spreads in the near term, I believe your Funds are well positioned to achieve their longer term goals of principal stability and reasonable income. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way which is designed to provide the best risk-adjusted bond returns over time. Intermediate bonds can provide stability to the underlying principal, they can provide income for your portfolio, and over time they have provided an attractive return versus money market instruments.

Thank you very much for investing in our Funds. I feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for those looking for core bond investments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 11

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $281,478,238 and $380,574,052, respectively)(Note 2)	$290,270,900	$359,038,291
Cash	4,025,996	686,980
Receivable for investments sold	—	165,000
Principal receivable	726	—
Receivable for fund shares sold	1,267,814	2,558,118
Interest receivable	1,781,241	4,236,204
Prepaid expenses and other assets	139,992	34,113

Total Assets	297,486,669	366,718,706

LIABILITIES
Payable for securities purchased	—	499,960
Payable for fund shares redeemed	911,984	487,975
Payable to investment advisor and other affiliates (Note 3)	206,612	230,783
Accounts payable and accrued expenses	21,916	113,597
Dividends payable	194,541	333,771

Total Liabilities	1,335,053	1,666,086

NET ASSETS	$296,151,616	$365,052,620

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$61,459	$(98,854)
Net unrealized appreciation (depreciation) on investments	8,792,662	(21,535,761)
Accumulated net realized gain (loss)	1,089,165	(5,819,393)
Net capital paid in on shares of beneficial interest	286,208,330	392,506,628

	$296,151,616	$365,052,620

12 Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($161,761,776 and $166,702,342 applicable to 11,777,995 and 14,324,153 shares of beneficial interest outstanding - Note 4)	$13.73	$11.64

Maximum sales charge, 1.50% of offering price	0.21	0.18

Maximum offering price per share	$13.94	$11.82

Class B Shares:
Net asset value and offering price per share * ($7,199,173 applicable to 525,360 shares of beneficial interest outstanding - Note 4)	$13.70	$—

Class C Shares:
Net asset value and offering price per share * ($98,234,954 and $78,455,049 applicable to 7,109,740 and 6,751,881 shares of beneficial interest outstanding - Note 4)	$13.82	$11.62

Class I Shares:
Net asset value, offering and redemption price per share ($20,861,294 and $110,860,322 applicable to 1,519,103 and 9,524,115 shares of beneficial interest outstanding - Note 4)	$13.73	$11.64

Class R3 Shares:
Net asset value, offering and redemption price per share ($8,094,419 and $9,034,907 applicable to 589,048 and 775,771 shares of beneficial interest outstanding - Note 4)	$13.74	$11.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2009 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $369,235 and $159,372, respectively)	$4,718,089	$9,691,692

EXPENSES:
Investment advisory fees (Note 3)	513,388	778,710
Administration fees (Note 3)
Class A Shares	92,312	84,198
Class B Shares	4,107	—
Class C Shares	56,263	38,692
Class I Shares	5,615	26,486
Class R3 Shares	4,410	5,573
Distribution and service fees (Note 3)
Class A Shares	184,624	168,396
Class B Shares	32,885	—
Class C Shares	451,836	310,212
Class R3 Shares	17,656	22,281
Transfer agent fees
Class A Shares	66,366	61,545
Class B Shares	6,222	—
Class C Shares	45,668	33,568
Class I Shares	11,147	30,700
Class R3 Shares	2,943	5,900
Registration and filing fees
Class A Shares	13,154	9,773
Class B Shares	8,357	—
Class C Shares	10,517	7,180
Class I Shares	8,554	9,877
Class R3 Shares	8,812	9,004
Custodian fees (Note 3)	33,052	41,753
Professional fees	18,442	21,149
Accounting fees	2,704	4,363
Trustee fees	3,853	4,350
Other expenses	18,391	14,170

Total Expenses	1,621,278	1,687,880
Less:
Expenses reimbursed by investment advisor (Note 3)	(15,617)	(87,936)
Distribution fees waived (Note 3)	(225,918)	(155,106)
Fees paid indirectly (Note 3)	(19,700)	(1,602)

Net Expenses	1,360,043	1,443,236

Net Investment Income	$3,358,046	$8,248,456

14 Certified Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2009 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	$2,498,222	$1,173,320
Net change in unrealized appreciation (depreciation) on investments	7,092,513	(8,820,517)

Net Realized and Unrealized Gain (Loss)	9,590,735	(7,647,197)

Net Increase in Net Assets Resulting From Operations	$12,948,781	$601,259

See notes to financial statements.

Certified Semi-Annual Report 15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,358,046	$5,523,034
Net realized gain on investments	2,498,222	591,631
Increase (Decrease) in unrealized appreciation (depreciation) of investments	7,092,513	2,079,673

Net Increase (Decrease) in Net Assets Resulting from Operations	12,948,781	8,194,338

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,893,259)	(3,449,329)
Class B Shares	(50,295)	(62,097)
Class C Shares	(1,031,284)	(1,141,337)
Class I Shares	(316,628)	(687,676)
Class R3 Shares	(88,165)	(182,595)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	32,983,920	30,152,088
Class B Shares	1,824,169	2,522,111
Class C Shares	31,084,879	38,094,236
Class I Shares	(1,205,458)	5,016,787
Class R3 Shares	1,482,607	1,881,814

Net Increase in Net Assets	75,739,267	80,338,340

NET ASSETS:
Beginning of period	220,412,349	140,074,009

End of period	$296,151,616	$220,412,349

Undistributed net investment income	$61,459	$83,044

*	Unaudited.

See notes to financial statements.

16 Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$8,248,456	$13,741,379
Net realized gain (loss) on investments	1,173,320	(1,268,288)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(8,820,517)	(11,780,991)

Net Increase (Decrease) in Net Assets Resulting from Operations	601,259	692,100

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,525,638)	(6,044,314)
Class C Shares	(1,541,377)	(1,908,409)
Class I Shares	(2,947,935)	(5,435,409)
Class R3 Shares	(233,506)	(353,247)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	35,502,043	(15,302,054)
Class C Shares	22,720,161	18,676,711
Class I Shares	(4,495,068)	19,634,479
Class R3 Shares	(447,190)	3,948,966

Net Increase in Net Assets	45,632,749	13,908,823

NET ASSETS:
Beginning of period	319,419,871	305,511,048

End of period	$365,052,620	$319,419,871

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. Quotations for any foreign debt obligations in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Funds upon a sale of the investment, and that difference could be material to the Funds’ financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

Level 3: Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

GOVERNMENT FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$61,044,448	$—
Level 2 - Other Significant Observable Inputs	229,226,452	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$290,270,900	$—

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

INCOME FUND

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$3,546,953	$—
Level 2 - Other Significant Observable Inputs	355,491,338	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$359,038,291	$—

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,540, $485, and $13,592 for the Class B, C, and R3 shares, respectively, of the Government Fund and $31,610, $22,278, $10,718, and $23,330 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Funds that they earned net commissions aggregating $893 from the sale of Class A shares of the Government Fund, $1,358 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $18,801 and $10,239 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statements of Operations. Distribution fees of $225,918 and $155,106, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2009, fees paid indirectly were $19,700 for the Government Fund and $1,602 for the Income Fund.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

20 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,334,587	$71,814,944	4,369,558	$58,069,047
Shares issued to shareholders in reinvestment of dividends	113,481	1,532,131	211,200	2,798,238
Shares repurchased	(2,994,473)	(40,363,155)	(2,318,228)	(30,715,197)

Net Increase (Decrease)	2,453,595	$32,983,920	2,262,530	$30,152,088

Class B Shares
Shares sold	246,635	$3,306,071	287,259	$3,815,622
Shares issued to shareholders in reinvestment of dividends	3,108	41,876	3,540	46,773
Shares repurchased	(113,488)	(1,523,778)	(101,549)	(1,340,284)

Net Increase (Decrease)	136,255	$1,824,169	189,250	$2,522,111

Class C Shares
Shares sold	4,491,475	$60,626,435	4,329,138	$57,987,683
Shares issued to shareholders in reinvestment of dividends	54,474	740,129	65,290	870,692
Shares repurchased	(2,234,104)	(30,281,685)	(1,556,409)	(20,764,139)

Net Increase (Decrease)	2,311,845	$31,084,879	2,838,019	$38,094,236

Class I Shares
Shares sold	696,817	$9,406,650	922,038	$12,250,106
Shares issued to shareholders in reinvestment of dividends	15,363	207,050	39,092	517,921
Shares repurchased	(797,851)	(10,819,158)	(587,596)	(7,751,240)

Net Increase (Decrease)	(85,671)	$(1,205,458)	373,534	$5,016,787

Class R3 Shares
Shares sold	238,207	$3,214,172	265,853	$3,540,253
Shares issued to shareholders in reinvestment of dividends	6,385	86,293	13,376	177,342
Shares repurchased	(135,452)	(1,817,858)	(138,318)	(1,835,781)

Net Increase (Decrease)	109,140	$1,482,607	140,911	$1,881,814

Certified Semi-Annual Report 21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

INCOME FUND

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,799,967	$55,814,958	4,077,504	$50,782,602
Shares issued to shareholders in reinvestment of dividends	247,805	2,862,902	382,187	4,756,794
Shares repurchased	(2,000,374)	(23,175,817)	(5,687,221)	(70,841,450)

Net Increase (Decrease)	3,047,398	$35,502,043	(1,227,530)	$(15,302,054)

Class C Shares
Shares sold	3,147,037	$36,542,865	2,478,217	$30,760,300
Shares issued to shareholders in reinvestment of dividends	94,875	1,095,314	109,746	1,362,431
Shares repurchased	(1,290,770)	(14,918,018)	(1,080,947)	(13,446,020)

Net Increase (Decrease)	1,951,142	$22,720,161	1,507,016	$18,676,711

Class I Shares
Shares sold	2,057,012	$23,866,089	4,178,477	$52,176,888
Shares issued to shareholders in reinvestment of dividends	202,396	2,337,373	358,454	4,462,198
Shares repurchased	(2,655,534)	(30,698,530)	(2,966,749)	(37,004,607)

Net Increase (Decrease)	(396,126)	$(4,495,068)	1,570,182	$19,634,479

Class R3 Shares
Shares sold	221,959	$2,573,690	538,236	$6,722,392
Shares issued to shareholders in reinvestment of dividends	18,288	211,354	24,032	298,513
Shares repurchased	(278,956)	(3,232,234)	(246,888)	(3,071,939)

Net Increase (Decrease)	(38,709)	$(447,190)	315,380	$3,948,966

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $147,100,913 and $68,237,783, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $121,428,255 and $60,784,918, respectively.

22 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$281,478,238	$380,604,746

Gross unrealized appreciation on a tax basis	$9,010,732	$6,514,276
Gross unrealized depreciation on a tax basis	(218,070)	(28,080,731)

Net unrealized appreciation (depreciation) on investments (tax basis)	$8,792,662	$(21,566,455)

As of March 31, 2009, the Income Fund had deferred tax basis capital losses occurring subsequent to October 31, 2007 of $1,238,185. For tax purposes, such losses will be reflected in the year ending September 30, 2009. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

At March 31, 2009, the Government Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire as follows:

2009	$674,873
2010	13,611
2014	3,770
2015	108,190
2016	608,613

$1,409,057

At March 31, 2009, the Income Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire as follows:

2009	$650,941
2010	308,333
2013	1,625,980
2014	601,391
2015	178,155
2016	2,359,034

$5,723,834

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Funds, including how such activities are accounted for and any effect on the Funds’ financial position, performance and cash flows.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31,		Year Ended September 30,
Class A Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.26		$12.97	$12.75	$12.76	$13.01	$13.23

Income from investment operations:
Net investment income (loss)	0.17		0.45	0.40	0.37	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.47		0.29	0.23	(0.01)	(0.24)	(0.22)
Total from investment operations	0.64		0.74	0.63	0.36	0.08	0.13

Less dividends from:
Net investment income	(0.17)		(0.45)	(0.41)	(0.37)	(0.33)	(0.35)

Change in net asset value	0.47		0.29	0.22	(0.01)	(0.25)	(0.22)

NET ASSET VALUE, end of period	$13.73		$13.26	$12.97	$12.75	$12.76	$13.01

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	4.87		5.75	5.03	2.87	0.66	1.04
Ratios to average net assets:
Net investment income (loss) (%)	2.55	(b)	3.39	3.13	2.90	2.50	2.72
Expenses, after expense reductions (%)	0.91	(b)	0.95	0.98	0.99	0.99	0.92
Expenses, after expense reductions and net of custody credits (%)	0.90	(b)	0.93	0.97	0.96	0.98	0.91
Expenses, before expense reductions (%)	0.91	(b)	0.95	0.99	0.99	0.99	0.92

Portfolio turnover rate (%)	26.88		19.61	43.35	7.47	18.00	12.39

Net assets at end of period (thousands)	$161,762		$123,625	$91,561	$106,913	$138,422	$163,530

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31,		Year Ended September 30,
Class B Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.23		$12.94	$12.72	$12.73	$12.98	$13.22

Income from investment operations:
Net investment income (loss)	0.10		0.28	0.22	0.18	0.13	0.21
Net realized and unrealized gain (loss) on investments	0.47		0.28	0.23	(0.01)	(0.24)	(0.24)
Total from investment operations	0.57		0.56	0.45	0.17	(0.11)	(0.03)

Less dividends from:
Net investment income	(0.10)		(0.27)	(0.23)	(0.18)	(0.14)	(0.21)

Change in net asset value	0.47		0.29	0.22	(0.01)	(0.25)	(0.24)

NET ASSET VALUE, end of period	$13.70		$13.23	$12.94	$12.72	$12.73	$12.98

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	4.34		4.37	3.55	1.32	(0.82)	(0.24)
Ratios to average net assets:
Net investment income (loss) (%)	1.51	(b)	2.08	1.73	1.41	1.03	1.65
Expenses, after expense reductions (%)	1.95	(b)	2.26	2.40	2.51	2.46	1.99
Expenses, after expense reductions and net of custody credits (%)	1.94	(b)	2.25	2.39	2.48	2.45	1.99
Expenses, before expense reductions (%)	2.00	(b)	2.26	2.63	3.21	2.86	2.74

Portfolio turnover rate (%)	26.88		19.61	43.35	7.47	18.00	12.39

Net assets at end of period (thousands)	$7,199		$5,147	$2,586	$2,476	$1,875	$2,396

(a)	Not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31,		Year Ended September 30,
Class C Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.34		$13.04	$12.83	$12.84	$13.09	$13.31

Income from investment operations:
Net investment income (loss)	0.15		0.41	0.37	0.34	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.49		0.30	0.22	(0.01)	(0.24)	(0.22)
Total from investment operations	0.64		0.71	0.59	0.33	0.05	0.09

Less dividends from:
Net investment income	(0.16)		(0.41)	(0.38)	(0.34)	(0.30)	(0.31)

Change in net asset value	0.48		0.30	0.21	(0.01)	(0.25)	(0.22)

NET ASSET VALUE, end of period	$13.82		$13.34	$13.04	$12.83	$12.84	$13.09

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	4.79		5.51	4.66	2.60	0.41	0.73
Ratios to average net assets:
Net investment income (loss) (%)	2.28	(b)	3.10	2.88	2.63	2.24	2.40
Expenses, after expense reductions (%)	1.18	(b)	1.24	1.25	1.26	1.25	1.24
Expenses, after expense reductions and net of custody credits (%)	1.17	(b)	1.22	1.24	1.23	1.24	1.24
Expenses, before expense reductions (%)	1.68	(b)	1.75	1.80	1.79	1.79	1.76

Portfolio turnover rate (%)	26.88		19.61	43.35	7.47	18.00	12.39

Net assets at end of period (thousands)	$98,235		$63,998	$25,566	$25,132	$32,821	$43,404

(a)	Not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

26 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31,		Year Ended September 30,
Class I Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.26		$12.97	$12.75	$12.76	$13.01	$13.22

Income from investment operations:
Net investment income (loss)	0.19		0.49	0.44	0.41	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.47		0.29	0.23	(0.01)	(0.24)	(0.21)
Total from investment operations	0.66		0.78	0.67	0.40	0.12	0.18

Less dividends from:
Net investment income	(0.19)		(0.49)	(0.45)	(0.41)	(0.37)	(0.39)

Change in net asset value	0.47		0.29	0.22	(0.01)	(0.25)	(0.21)

NET ASSET VALUE, end of period	$13.73		$13.26	$12.97	$12.75	$12.76	$13.01

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	5.01		6.06	5.35	3.19	0.95	1.37
Ratios to average net assets:
Net investment income (loss) (%)	2.81	(b)	3.68	3.45	3.22	2.82	2.95
Expenses, after expense reductions (%)	0.66	(b)	0.66	0.68	0.68	0.68	0.67
Expenses, after expense reductions and net of custody credits (%)	0.64	(b)	0.64	0.67	0.65	0.67	0.67
Expenses, before expense reductions (%)	0.66	(b)	0.67	0.74	0.78	0.80	0.77

Portfolio turnover rate (%)	26.88		19.61	43.35	7.47	18.00	12.39

Net assets at end of period (thousands)	$20,861		$21,275	$15,963	$14,900	$16,075	$12,905

(a)	Not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 27

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31,		Year Ended September 30,
Class R3 Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.27		$12.97	$12.76	$12.77	$13.02	$13.23

Income from investment operations:
Net investment income (loss)	0.17		0.44	0.40	0.37	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.47		0.30	0.22	(0.01)	(0.25)	(0.21)
Total from investment operations	0.64		0.74	0.62	0.36	0.09	0.16

Less dividends from:
Net investment income	(0.17)		(0.44)	(0.41)	(0.37)	(0.34)	(0.37)

Change in net asset value	0.47		0.30	0.21	(0.01)	(0.25)	(0.21)

NET ASSET VALUE, end of period	$13.74		$13.27	$12.97	$12.76	$12.77	$13.02

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	4.82		5.77	4.93	2.86	0.72	1.26
Ratios to average net assets:
Net investment income (loss) (%)	2.48	(b)	3.33	3.15	2.90	2.66	2.62
Expenses, after expense reductions (%)	1.00	(b)	1.01	1.00	1.00	0.93	0.91
Expenses, after expense reductions and net of custody credits (%)	0.99	(b)	0.99	0.99	0.97	0.91	0.91
Expenses, before expense reductions (%)	1.39	(b)	1.47	1.64	1.55	3.55	13.56

Portfolio turnover rate (%)	26.88		19.61	43.35	7.47	18.00	12.39

Net assets at end of period (thousands)	$8,094		$6,367	$4,398	$3,591	$3,008	$422

(a)	Not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

28 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Six Months Ended March 31,		Year Ended September 30,
Class A Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.92		$12.40	$12.37	$12.51	$12.80	$12.99

Income from investment operations:
Net investment income (loss)	0.30		0.55	0.50	0.50	0.46	0.43
Net realized and unrealized gain (loss) on investments	(0.28)		(0.48)	0.04	(0.14)	(0.28)	(0.19)
Total from investment operations	0.02		0.07	0.54	0.36	0.18	0.24

Less dividends from:
Net investment income	(0.30)		(0.55)	(0.51)	(0.50)	(0.47)	(0.43)

Change in net asset value	(0.28)		(0.48)	0.03	(0.14)	(0.29)	(0.19)

NET ASSET VALUE, end of period	$11.64		$11.92	$12.40	$12.37	$12.51	$12.80

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	0.24		0.44	4.43	2.96	1.44	1.96
Ratios to average net assets:
Net investment income (loss) (%)	5.23	(b)	4.38	4.07	4.05	3.52	3.33
Expenses, after expense reductions (%)	0.99	(b)	0.99	1.00	1.00	1.00	0.99
Expenses, after expense reductions and net of custody credits (%)	0.99	(b)	0.99	0.99	0.99	0.99	0.99
Expenses, before expense reductions (%)	1.04	(b)	1.03	1.08	1.09	1.09	1.07

Portfolio turnover rate (%)	22.70		42.84	41.55	6.77	23.16	22.73

Net assets at end of period (thousands)	$166,702		$134,372	$155,021	$190,670	$212,881	$230,256

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financials statements.

Certified Semi-Annual Report 29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Six Months Ended March 31,		Year Ended September 30,
Class C Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.90		$12.38	$12.35	$12.49	$12.78	$12.97

Income from investment operations:
Net investment income (loss)	0.29		0.52	0.47	0.47	0.43	0.40
Net realized and unrealized gain (loss) on investments	(0.28)		(0.49)	0.03	(0.14)	(0.28)	(0.19)
Total from investment operations	0.01		0.03	0.50	0.33	0.15	0.21

Less dividends from:
Net investment income	(0.29)		(0.51)	(0.47)	(0.47)	(0.44)	(0.40)

Change in net asset value	(0.28)		(0.48)	0.03	(0.14)	(0.29)	(0.19)

NET ASSET VALUE, end of period	$11.62		$11.90	$12.38	$12.35	$12.49	$12.78

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	0.11		0.18	4.17	2.71	1.19	1.70
Ratios to average net assets:
Net investment income (loss) (%)	4.98	(b)	4.15	3.82	3.79	3.27	3.07
Expenses, after expense reductions (%)	1.24	(b)	1.24	1.24	1.25	1.25	1.25
Expenses, after expense reductions and net of custody credits (%)	1.24	(b)	1.24	1.24	1.24	1.24	1.24
Expenses, before expense reductions (%)	1.81	(b)	1.83	1.89	1.87	1.88	1.87

Portfolio turnover rate (%)	22.70		42.84	41.55	6.77	23.16	22.73

Net assets at end of period (thousands)	$78,455		$57,114	$40,769	$44,361	$59,355	$65,398

(a)	Not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

30 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Six Months Ended March 31,		Year Ended September 30,
Class I Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.92		$12.40	$12.37	$12.51	$12.80	$12.99

Income from investment operations:
Net investment income (loss)	0.32		0.59	0.54	0.54	0.51	0.47
Net realized and unrealized gain (loss) on investments	(0.28)		(0.48)	0.04	(0.14)	(0.29)	(0.19)
Total from investment operations	0.04		0.11	0.58	0.40	0.22	0.28

Less dividends from:
Net investment income	(0.32)		(0.59)	(0.55)	(0.54)	(0.51)	(0.47)

Change in net asset value	(0.28)		(0.48)	0.03	(0.14)	(0.29)	(0.19)

NET ASSET VALUE, end of period	$11.64		$11.92	$12.40	$12.37	$12.51	$12.80

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	0.40		0.77	4.76	3.30	1.77	2.29
Ratios to average net assets:
Net investment income (loss) (%)	5.57	(b)	4.72	4.39	4.38	3.85	3.64
Expenses, after expense reductions (%)	0.66	(b)	0.66	0.67	0.68	0.67	0.67
Expenses, after expense reductions and net of custody credits (%)	0.66	(b)	0.66	0.67	0.67	0.67	0.67
Expenses, before expense reductions (%)	0.68	(b)	0.67	0.72	0.72	0.72	0.72

Portfolio turnover rate (%)	22.70		42.84	41.55	6.77	23.16	22.73

Net assets at end of period (thousands)	$110,860		$118,222	$103,530	$111,535	$99,396	$90,025

(a)	Not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 31

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Six Months Ended March 31,		Year Ended September 30,
Class R3 Shares:	2009*		2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.92		$12.40	$12.38	$12.52	$12.81	$12.99

Income from investment operations:
Net investment income (loss)	0.30		0.55	0.50	0.50	0.48	0.45
Net realized and unrealized gain (loss) on investments	(0.27)		(0.48)	0.03	(0.14)	(0.30)	(0.18)
Total from investment operations	0.03		0.07	0.53	0.36	0.18	0.27

Less dividends from:
Net investment income	(0.30)		(0.55)	(0.51)	(0.50)	(0.47)	(0.45)

Change in net asset value	(0.27)		(0.48)	0.02	(0.14)	(0.29)	(0.18)

NET ASSET VALUE, end of period	$11.65		$11.92	$12.40	$12.38	$12.52	$12.81

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	0.32		0.44	4.34	2.97	1.43	2.14
Ratios to average net assets:
Net investment income (loss) (%)	5.24	(b)	4.42	4.09	4.07	3.57	3.41
Expenses, after expense reductions (%)	0.99	(b)	0.99	0.99	1.00	1.00	0.98
Expenses, after expense reductions and net of custody credits (%)	0.99	(b)	0.99	0.99	0.99	0.99	0.98
Expenses, before expense reductions (%)	1.51	(b)	1.52	1.71	1.79	3.15	7.63

Portfolio turnover rate (%)	22.70		42.84	41.55	6.77	23.16	22.73

Net assets at end of period (thousands)	$9,035		$9,712	$6,191	$3,331	$2,162	$911

(a)	Not annualized for periods less than one year.
(b)	Annualized.
*	Unaudited.

See notes to financial statements.

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	March 31, 2009 (Unaudited)

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 20.61%

United States Treasury Notes, 5.50% due 5/15/2009	$8,000,000	$8,051,406
United States Treasury Notes, 3.625% due 1/15/2010	16,000,000	16,387,501
United States Treasury Notes, 2.125% due 4/30/2010	5,000,000	5,083,886
United States Treasury Notes, 4.625% due 10/31/2011	2,000,000	2,186,875
United States Treasury Notes, 4.875% due 6/30/2012	4,000,000	4,463,125
United States Treasury Notes, 2.625% due 2/29/2016	2,000,000	2,051,484
United States Treasury Notes, 4.875% due 8/15/2016	5,000,000	5,884,375
United States Treasury Notes, 4.625% due 2/15/2017	4,000,000	4,648,750
United States Treasury Notes Inflationary Index, 2.00% due 7/15/2014	2,239,960	2,316,959
United States Treasury Notes Inflationary Index, 1.875% due 7/15/2015	4,341,440	4,468,970
United States Treasury Notes Inflationary Index, 2.00% due 1/15/2016	5,318,300	5,501,117

TOTAL U.S. TREASURY SECURITIES (Cost $58,309,483)		61,044,448

U.S. GOVERNMENT AGENCIES — 74.02%

Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	238,471
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	355,471
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	273,547
Federal Farm Credit Bank, 3.98% due 1/22/2015	1,000,000	1,037,388
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,001,179
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	200,741
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,756,082
Federal Home Loan Bank, 4.125% due 8/13/2010	3,000,000	3,118,559
Federal Home Loan Bank, 5.375% due 6/13/2014	2,000,000	2,239,639
Federal Home Loan Bank, 5.00% due 12/8/2017	3,000,000	3,239,960
Federal Home Loan Mtg Corp., 2.375% due 2/24/2012	2,000,000	2,011,253
Federal Home Loan Mtg Corp., 4.50% due 6/12/2013	2,000,000	2,018,729
Federal Home Loan Mtg Corp., 4.50% due 1/15/2015	5,000,000	5,478,486
Federal Home Loan Mtg Corp., 5.50% due 3/28/2016	1,190,000	1,275,448
Federal Home Loan Mtg Corp., 4.875% due 6/13/2018	3,000,000	3,325,500
Federal Home Loan Mtg Corp., 5.50% due 7/15/2019	4,801,215	5,054,063
Federal Home Loan Mtg Corp., CMO Series 00246, 5.50% due 5/15/2034	1,967,553	2,049,135
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00% due 8/15/2022	763,964	763,964
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00% due 2/15/2017	1,480,607	1,560,343
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50% due 4/15/2022	2,500,000	2,617,375
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00% due 1/15/2018	1,000,000	1,069,531
Federal Home Loan Mtg Corp., CMO Series 2592 Class PD, 5.00% due 7/15/2014	85,681	85,582
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00% due 11/15/2017	723,711	730,718
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50% due 7/15/2018	1,000,000	1,038,685

Certified Semi-Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2009 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 26925 Class QD, 5.00% due 12/15/2022	$2,575,000	$2,697,730
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50% due 12/15/2014	2,641,396	2,769,391
Federal Home Loan Mtg Corp., CMO Series 2738 Class QE, 5.00% due 7/15/2032	3,000,000	3,159,374
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00% due 8/15/2032	1,500,000	1,568,215
Federal Home Loan Mtg Corp., CMO Series 2764 Class UE, 5.00% due 10/15/2032	2,000,000	2,100,530
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50% due 5/15/2017	2,400,000	2,492,939
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00% due 2/15/2033	1,470,000	1,543,828
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,120,683	1,146,729
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	5,064,437	5,316,640
Federal Home Loan Mtg Corp., CMO Series 2834 Class VE, 5.50% due 7/15/2015	2,277,491	2,330,962
Federal Home Loan Mtg Corp., CMO Series 2901 Class UB, 5.00% due 3/15/2033	2,400,000	2,516,785
Federal Home Loan Mtg Corp., CMO Series 2943 Class HE, 5.00% due 3/15/2033	1,965,000	2,067,593
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50% due 11/15/2014	1,339,502	1,397,419
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50% due 7/15/2031	3,000,000	3,122,181
Federal Home Loan Mtg Corp., CMO Series 3068 Class VA, 5.50% due 10/15/2016	1,509,670	1,563,061
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50% due 11/15/2030	2,250,000	2,341,797
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	5,000,000	5,208,518
Federal Home Loan Mtg Corp., CMO Series 3178 Class MC, 6.00% due 4/15/2032	5,275,000	5,499,635
Federal Home Loan Mtg Corp., CMO Series 3184 Class PC, 5.50% due 8/15/2032	5,535,000	5,754,983
Federal Home Loan Mtg Corp., CMO Series 3187 Class LA, 5.50% due 4/15/2031	2,609,184	2,678,727
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	1,000,000	1,034,894
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	4,300,000	4,620,366
Federal Home Loan Mtg Corp., CMO Series 3216 Class NA, 6.00% due 5/15/2028	1,425,765	1,448,852
Federal Home Loan Mtg Corp., CMO Series 3219 Class PD, 6.00% due 11/15/2035	3,000,000	3,176,462
Federal Home Loan Mtg Corp., CMO Series 3228 Class PC, 5.50% due 7/15/2030	5,000,000	5,129,953
Federal Home Loan Mtg Corp., CMO Series 3271 Class LU, 5.50% due 1/15/2018	2,783,246	2,914,460
Federal Home Loan Mtg Corp., CMO Series 3319 Class PA, 5.50% due 8/15/2030	769,521	792,406
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50% due 10/15/2032	2,000,000	2,081,175
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00% due 1/15/2031	2,000,000	2,073,952
Federal Home Loan Mtg Corp., CMO Series 3351 Class PK, 5.50% due 1/15/2032	3,000,000	3,130,671
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50% due 9/15/2017	2,809,213	2,944,362
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00% due 6/15/2019	2,882,923	3,063,655
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50% due 8/15/2016	1,320,105	1,379,521
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50% due 12/15/2020	2,926,404	2,993,397
Federal Home Loan Mtg Corp., Pool # 1N1736, 5.24% due 4/1/2037	1,275,905	1,316,024
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	4,790	4,866
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	22,398	25,260
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	18,141	18,854
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	27,713	29,577
Federal National Mtg Assoc, 2.00% due 3/2/2011	2,000,000	2,007,561
Federal National Mtg Assoc, 4.40% due 2/19/2015	1,585,000	1,695,777
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	16,638	16,749
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	83,889	87,731
Federal National Mtg Assoc CMO Series 2002-18 Class PC, 5.50% due 4/25/2017	1,983,183	2,077,194
Federal National Mtg Assoc CMO Series 2003-15 Class CY, 5.00% due 3/25/2018	1,017,000	1,072,282
Federal National Mtg Assoc CMO Series 2003-44 Class CB, 4.25% due 3/25/2033	2,843,720	2,883,045
Federal National Mtg Assoc CMO Series 2003-9 Class DB, 5.00% due 2/25/2018	1,000,000	1,059,068
Federal National Mtg Assoc CMO Series 2003-92 Class KH, 5.00% due 3/25/2032	2,000,000	2,089,822
Federal National Mtg Assoc CMO Series 2004-2 Class QL, 4.00% due 2/25/2019	2,000,000	1,998,988
Federal National Mtg Assoc CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	2,897,000	3,002,796
Federal National Mtg Assoc CMO Series 2004-35 Class CA, 4.00% due 12/25/2017	1,526,873	1,568,016
Federal National Mtg Assoc CMO Series 2005-68 Class PD, 6.00% due 9/25/2030	2,713,163	2,711,828
Federal National Mtg Assoc CMO Series 2006-51 Class PB, 5.50% due 8/25/2033	3,000,000	3,121,190

34 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2009 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc CMO Series 2006-78 Class MB, 5.50% due 7/25/2034	$3,000,000	$3,152,725
Federal National Mtg Assoc CMO Series 2007-42 Class YA, 5.50% due 1/25/2036	2,267,052	2,331,121
Federal National Mtg Assoc CMO Series 2007-60 Class VA, 6.00% due 12/25/2017	4,355,850	4,577,290
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	2,916,000	3,032,446
Federal National Mtg Assoc CMO Series 2007-79 Class MB, 5.50% due 12/25/2030	1,000,000	1,038,492
Federal National Mtg Assoc CMO Series 2007-83 Class PA, 6.00% due 3/25/2029	1,656,663	1,702,719
Federal National Mtg Assoc CMO Series 2008-77 Class VA, 6.00% due 7/25/2019	3,890,184	4,130,693
Federal National Mtg Assoc REMIC Series 2002-59 Class B, 5.50% due 9/25/2017	2,006,777	2,128,515
Federal National Mtg Assoc REMIC Series 2006-B1 Class AB, 6.00% due 6/25/2016	2,482,872	2,538,322
Federal National Mtg Assoc REMIC Series 2008-86 Class PC, 5.00% due 3/25/2034	5,000,000	5,184,233
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	22,395	23,777
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	17,302	17,990
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	20,518	21,308
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	59,991	65,367
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	1,439	1,442
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	19,719	21,763
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	16,568	17,407
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	728	762
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	12,015	12,177
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	33,693	35,341
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	123,962	132,141
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	846	852
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	6,655	6,722
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	9,845	9,999
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	215,304	231,849
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	587,907	603,461
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	113,563	120,595
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	87,900	93,255
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	117,053	122,252
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	38,378	40,328
Federal National Mtg Assoc, Pool # 895572, 5.654% due 6/1/2036	2,656,485	2,747,301
Government National Mtg Assoc CMO Series 2008-56 Class CH, 5.00% due 5/20/2035	5,000,000	5,151,811
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	33,088	34,996
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	6,685	6,771
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	10,868	11,042
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	12,462	12,654
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	18,193	18,471
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	29,387	31,424
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	50,314	53,866
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	28,936	30,688
Overseas Private Investment Corp., 4.10% due 11/15/2014 (2)	1,502,400	1,544,186
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,539,610
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,973,632
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	3,281,891
U.S. Department of Transportation Headquarters Series 2004 Class A-2, 5.594% due 12/7/2021 (1)(2)	2,835,066	3,005,170

TOTAL U.S. GOVERNMENT AGENCIES (Cost $213,168,799)		219,226,497

Certified Semi-Annual Report 35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	March 31, 2009 (Unaudited)

Issuer-Description	Principal Amount	Value
SHORT TERM INVESTMENTS — 3.38%
Federal Home Loan Bank, 0.01% due 4/2/2009	$10,000,000	$9,999,955

TOTAL SHORT TERM INVESTMENTS (Cost $9,999,956)		9,999,955

TOTAL INVESTMENTS — 98.01% (Cost $281,478,238)		$290,270,900

OTHER ASSETS LESS LIABILITIES — 1.99%		5,880,716

NET ASSETS — 100.00%		$296,151,616

Footnote Legend

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, the aggregate value of these securities in the Fund’s portfolio was $3,005,170, representing 1.01% of the Fund’s net assets.
(2)	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

36 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

We have used ratings from Standard & Poor’s, (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 0.97%

United States Treasury Notes, 5.125% due 5/15/2016	Aaa/AAA	$1,000,000	$1,193,203
United States Treasury Notes, 4.875% due 8/15/2016	Aaa/AAA	2,000,000	2,353,750

TOTAL U.S. TREASURY SECURITIES (Cost $3,091,343)			3,546,953

U.S. GOVERNMENT AGENCIES — 4.11%

Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	85,100
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,120,683	1,146,729
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	Aaa/AAA	2,000,000	2,069,789
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	1,000,000	1,074,504
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	7,118	7,214
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,257,008	2,372,623
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	119,444	124,689
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	25,672	25,672
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	325,419	328,822
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	Aaa/AAA	3,000,000	3,119,801
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	20,867	22,439
Government National Mtg Assoc, Pool # 827148, 5.375% due 2/20/2024	Aaa/AAA	35,705	36,106
Small Business Administration, 4.638% due 2/10/2015	NR/NR	1,781,911	1,815,382
U.S. Department of Transportation Headquarters Series 2004 Class A-2, 5.594% due 12/7/2021(1) NR/A-		2,598,811	2,754,739

TOTAL U.S. GOVERNMENT AGENCIES (Cost $14,433,473)			14,983,609

ASSET BACKED SECURITIES — 7.39%

BANKS — 1.36%

COMMERCIAL BANKS — 1.16%
Wachovia Bank Commercial Mtg Trust Series 2005-C21 Class A-4, 5.209% due 10/15/2044	Aaa/AAA	5,000,000	3,517,111
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.549% due 2/25/2035	Aa2/AA	998,998	193,512
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.688% due 3/25/2035	NR/NR	1,068,580	200,404
Wells Fargo Mtg Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	328,439	328,533

THRIFTS & MORTGAGE FINANCE — 0.20%
Washington Mutual Series 05-AR4, Class-A4B, 4.67% due 4/25/2035	Aaa/AAA	830,000	733,519

			4,973,079

CONSUMER SERVICES — 1.21%

HOTELS, RESTAURANTS & LEISURE— 1.21%
Dunkin 2006-1 Class A2, 5.779% due 6/20/2031	NR/NR	4,000,000	2,911,080

Certified Semi-Annual Report 37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IHOP Franchising LLC Series 2007-1A Class A1, 5.144% due 3/20/2037 (2)	Baa2/BBB-	$3,000,000	$1,500,000

			4,411,080

DIVERSIFIED FINANCIALS — 4.27%

CAPITAL MARKETS — 2.56%
Bear Stearns Mtg Series 2004-3 Class 1-A2, 4.611% due 7/25/2034	Aaa/AAA	470,019	336,322
GS Mtg Securities Corp. 2001-Rock Class C, 6.878% due 5/3/2018	Aaa/AAA	545,000	583,863
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 16.44% due 2/25/2034	NR/AAA	613,685	558,445
Legg Mason Mtg Capital Corp., 2.773% due 6/1/2009	NR/NR	1,714,286	1,713,703
Merrill Lynch Mtg Investors, 4.226% due 8/25/2034	NR/AA	991,922	304,805
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 2.022% due 10/25/2028	A2/A+	1,441,184	392,328
Morgan Stanley Dean Witter Capital Trust Series 2000 Xl-1345 Class C, 7.577% due 9/3/2015	Aaa/NR	545,000	581,162
Morgan Stanley Dean Witter Capital Trust Series 2001 Xl-280 Class C, 6.756% due 2/3/2016	Aaa/NR	825,000	879,971
Salomon Brothers Mtg Securities Series 1999-C1 Class D, 6.988% due 5/18/2032	Aaa/NR	4,000,000	3,988,988

DIVERSIFIED FINANCIAL SERVICES — 1.71%
Banc America Mtg Securities, Inc. Series 2005 A Class B1 Floating Rate Note, 4.722% due 2/25/2035	NR/NR	2,909,541	905,188
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 4.908% due 3/25/2034	Aa2/AA	629,831	202,575
Countrywide Home Loan Series 2004 Class 1-A, 5.597% due 7/20/2034	Aaa/AAA	797,845	478,520
FNBC Trust Series 1993 A, 8.08% due 1/5/2018	Aa3/AA-	1,040,163	1,122,003
JPMorgan Chase Commercial Mtg Series 2004-C3 Class A-5, 4.878% due 1/15/2042	Aaa/NR	5,000,000	3,558,864

			15,606,737

TELECOMMUNICATION SERVICES — 0.55%

WIRELESS TELECOMMUNICATION SERVICES — 0.55%
Global Signal Trust Series 2006-1 Class A-1 Floating Rate Note, 0.776% due 2/15/2036 (2)	Aaa/AAA	2,250,000	2,002,500
			2,002,500

TOTAL ASSET BACKED SECURITIES (Cost $37,914,830)			26,993,396

CORPORATE BONDS — 67.72%

AUTOMOBILES & COMPONENTS — 1.07%

AUTOMOBILES — 1.07%
American Honda Finance Corp., 5.125% due 12/15/2010 (1)	A1/A+	1,500,000	1,477,328
Harley Davidson Funding Corp. Series C, 6.80% due 6/15/2018 (1)	A2/BBB+	2,500,000	1,622,075
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aa1/AA+	800,000	819,411

			3,918,814

BANKS — 4.16%

COMMERCIAL BANKS — 3.66%
ANZ National International, 6.20% due 7/19/2013 (1)	Aa2/AA	1,000,000	964,267
Charter One Bank NA, 5.50% due 4/26/2011	Aa3/A-	1,750,000	1,686,234
Household Finance Corp., 6.40% due 9/15/2009	A3/A	400,000	387,774
Household Finance Corp. CPI Floating Rate Note, 1.40% due 8/10/2009	A3/A	5,000,000	4,764,700
National City Bank, 7.25% due 7/15/2010	NR/A	2,000,000	2,037,078
National Westminster Bank, 7.375% due 10/1/2009	A1/A	715,000	696,063
Nations Bank Corp., 7.23% due 8/15/2012	A2/A	250,000	219,726
Sovereign Bank, 5.125% due 3/15/2013	Baa1/A-	400,000	338,903
Suntrust Bank, 5.20% due 1/17/2017	A1/A	400,000	340,380

38 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Whitney National Bank, 5.875% due 4/1/2017	A3/BBB	$2,000,000	$1,906,732

THRIFTS & MORTGAGE FINANCE — 0.50%
Sovereign Bancorp, Inc., 1.457% due 3/23/2010	Baa1/A	2,000,000	1,827,046

			15,168,903

CAPITAL GOODS — 5.27%

AEROSPACE & DEFENSE — 0.42%
Boeing Co., 5.00% due 3/15/2014	A2/A+	1,500,000	1,537,587

ELECTRICAL EQUIPMENT — 0.53%
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	855,534
Hubbell, Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,058,829

INDUSTRIAL CONGLOMERATES — 1.74%
General Electric Capital Corp., 7.75% due 6/9/2009	Aa2/AA+	200,000	199,997
General Electric Capital Corp., 7.375% due 1/19/2010	Aa2/AA+	400,000	402,418
General Electric Capital Corp., 4.875% due 10/21/2010	Aa2/AA+	2,500,000	2,485,088
General Electric Capital Corp. Floating Rate Note, 1.44% due 12/15/2009	Aa2/AA+	1,000,000	974,715
Tyco International Finance, 6.375% due 10/15/2011	Baa1/BBB+	1,500,000	1,519,728
Tyco International Finance, 8.50% due 1/15/2019	Baa1/BBB+	750,000	774,141

MACHINERY — 2.58%
Caterpillar Financial Services Corp., 5.85% due 9/1/2017	A2/A	1,750,000	1,520,472
General American Railcar Corp., 6.69% due 9/20/2016 (1)(2)	A3/AA-	164,646	163,097
Illinois Tool Works Cupids Financing Trust, 6.55% due 12/31/2011 (1)	A1/NR	5,000,000	5,089,675
Ingersoll Rand Global Holding Co., 6.875% due 8/15/2018	Baa1/BBB+	570,000	532,119
Ingersoll-Rand Global Holding Co., 9.50% due 4/15/2014	Baa1/BBB+	500,000	499,960
John Deere Capital Corp., 5.25% due 10/1/2012	A2/A	1,600,000	1,615,576

			19,228,936

COMMERCIAL & PROFESSIONAL SERVICES— 0.62%

COMMERCIAL SERVICES & SUPPLIES — 0.62%
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,016,242
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	726,716
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	511,539

			2,254,497

CONSUMER DURABLES & APPAREL — 0.62%

TEXTILES, APPAREL & LUXURY GOODS — 0.62%
Nike, Inc., 5.15% due 10/15/2015	A1/A+	2,315,000	2,259,021

			2,259,021

DIVERSIFIED FINANCIALS — 7.54%

CAPITAL MARKETS — 1.94%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	Aa3/A+	3,000,000	2,969,862
Lehman Brothers Holdings, Inc., 5.625% due 1/24/2013 (3)(4)	NR/NR	1,300,000	156,000
Merrill Lynch & Co., 4.125% due 9/10/2009	A2/A	2,000,000	1,972,554
Merrill Lynch & Co. Floating Rate Note, 0.646% due 8/14/2009	A2/A	2,000,000	1,969,366

CONSUMER FINANCE — 0.93%
American Express Credit Corp., 5.875% due 5/2/2013	A1/A	2,500,000	2,194,945
American General Finance Corp., 4.625% due 9/1/2010	Baa2/BB+	200,000	92,177
Capital One Bank, 6.50% due 6/13/2013	A3/BBB+	300,000	265,984
Capital One Financial Corp., 5.70% due 9/15/2011	A3/BBB+	950,000	855,366

Certified Semi-Annual Report 39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 4.67%
Bank of America Corp., 7.40% due 1/15/2011	A3/A-	$1,500,000	$1,398,390
Bank of America Corp., 7.80% due 2/15/2010	A3/A-	1,060,000	1,018,297
Bank of America Institutional Series B, 7.70% due 12/31/2026 (1)	Baa3/BB-	2,000,000	784,236
Citigroup, Inc., 6.50% due 8/19/2013	A3/A	1,000,000	918,915
Citigroup, Inc., 6.125% due 5/15/2018	A3/A	500,000	431,568
Citigroup, Inc., 5.00% due 9/15/2014	Baa1/A-	3,000,000	1,988,703
CME Group, Inc., 5.75% due 2/15/2014	Aa3/AA	750,000	772,981
JPMorgan Chase Co. CPI Floating Rate Note, 1.76% due 6/28/2009	Aa3/A+	5,000,000	4,762,500
MBNA Corp., 6.125% due 3/1/2013	A2/A	1,000,000	865,487
Merrill Lynch & Co., Inc., 6.875% due 4/25/2018	A2/A	2,000,000	1,564,186
National Rural Utilities CFC, 10.375% due 11/1/2018	A1/A+	1,500,000	1,736,562
Textron Financial Corp. Floating Rate Note, 1.379% due 2/25/2011	Baa2/BB+	1,250,000	809,864

			27,527,943

ENERGY — 5.64%

ENERGY EQUIPMENT & SERVICES — 1.52%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A3/A-	2,000,000	2,043,616
Nabors Industries, Inc., 9.25% due 1/15/2019 (1)	Baa1/BBB+	1,000,000	948,228
Smith International, Inc., 8.625% due 3/15/2014	Baa1/BBB+	1,500,000	1,526,664
Weatherford International Ltd., 9.625% due 3/1/2019	Baa1/BBB+	1,000,000	1,034,313

OIL, GAS & CONSUMABLE FUELS — 4.12%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	514,193
Conocophillips, 5.75% due 2/1/2019	A1/A	1,000,000	1,006,629
Conocophillips, 4.75% due 2/1/2014	A1/A	1,000,000	1,040,154
DCP Midstream LLC, 9.75% due 3/15/2019 (1)	Baa2/BBB	1,500,000	1,487,107
Enbridge Energy Partners LP, 9.875% due 3/1/2019	Baa2/BBB	2,000,000	2,061,888
Energy Transfer Partners LP, 6.00% due 7/1/2013	Baa3/BBB-	1,000,000	945,491
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BBB-	250,000	254,114
Hess Corp., 8.125% due 2/15/2019	Baa2/BBB-	1,500,000	1,546,305
Marathon Oil Corp., 7.50% due 2/15/2019	Baa1/BBB+	1,000,000	1,007,489
Murphy Oil Corp., 6.375% due 5/1/2012	Baa3/BBB	750,000	756,062
Occidental Petroleum Corp., 7.00% due 11/1/2013	A2/A	1,000,000	1,116,496
Oneok Partners LP, 8.625% due 3/1/2019	Baa2/BBB	1,500,000	1,513,593
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A	900,000	998,716
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A	250,000	267,365
Sunoco Logistics Partner, 8.75% due 2/15/2014	Baa2/BBB	500,000	511,139

			20,579,562

FOOD & STAPLES RETAILING — 0.25%

FOOD & STAPLES RETAILING — 0.25%
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	916,807

			916,807

FOOD, BEVERAGE & TOBACCO— 4.99%

BEVERAGES — 3.56%
Anheuser Busch Cos., Inc., 4.70% due 4/15/2012	Baa2/BBB+	1,000,000	981,864
Anheuser Busch Cos., Inc., 4.375% due 1/15/2013	Baa2/BBB+	2,000,000	1,926,470
Anheuser Busch InBev, 7.75% due 1/15/2019 (1)	Baa2/BBB+	1,000,000	997,101
Bacardi Ltd., 7.45% due 4/1/2014 (1)	Baa1/BBB	2,500,000	2,507,390
Bacardi Ltd., 8.20% due 4/1/2019 (1)	Baa1/BBB	1,500,000	1,501,401
Bottling Group LLC, 6.95% due 3/15/2014	Aa2/A+	1,000,000	1,137,031

40 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Coca-Cola Co., 5.75% due 3/15/2011	Aa3/A+	$200,000	$213,700
Sabmiller PLC, 6.50% due 7/15/2018 (1)	Baa1/BBB+	4,000,000	3,725,224

FOOD PRODUCTS — 0.60%
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	105,564
General Mills, 5.20% due 3/17/2015	Baa1/BBB+	1,000,000	1,019,298
Kraft Foods, Inc., 6.00% due 2/11/2013	Baa2/BBB+	1,000,000	1,053,490

TOBACCO — 0.83%
Altria Group, Inc., 8.50% due 11/10/2013	Baa1/BBB	1,000,000	1,084,550
Altria Group, Inc., 9.70% due 11/10/2018	Baa1/BBB	1,000,000	1,088,500
UST, Inc., 5.75% due 3/1/2018	Baa1/BBB	1,000,000	876,425

			18,218,008

HEALTH CARE EQUIPMENT & SERVICES — 1.73%

HEALTH CARE EQUIPMENT & SUPPLIES — 0.56%
Covidien International Finance Senior Note, 6.00% due 10/15/2017	Baa1/A-	2,000,000	2,028,452

HEALTH CARE PROVIDERS & SERVICES — 1.17%
McKesson Corp., 6.50% due 2/15/2014	Baa3/BBB+	1,000,000	1,034,344
McKesson Corp., 7.50% due 2/15/2019	Baa3/BBB+	500,000	530,699
Unitedhealth Group, Inc., 6.00% due 2/15/2018	Baa1/A-	1,000,000	960,760
Wellpoint, Inc., 6.00% due 2/15/2014	Baa1/A-	1,000,000	1,000,712
Wellpoint, Inc., 7.00% due 2/15/2019	Baa1/A-	750,000	750,404

			6,305,371

INSURANCE — 6.16%

INSURANCE — 6.16%
American International Group, Inc., 5.85% due 1/16/2018	A3/A-	4,000,000	1,566,016
Berkshire Hathaway Finance Corp., 4.625% due 10/15/2013	Aaa/AAA	1,000,000	1,014,199
Genworth Life Institutional Fund, 5.875% due 5/3/2013 (1)	A1/A	1,000,000	672,404
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	Baa1/BBB	1,000,000	661,008
International Lease Finance Corp., 5.00% due 9/15/2012	Baa2/BBB+	2,000,000	1,087,476
International Lease Finance Corp. Floating Rate Note, 1.494% due 1/15/2010	Baa2/BBB+	2,925,000	2,309,393
Liberty Mutual Group, Inc., 5.75% due 3/15/2014 (1)	Baa2/BBB-	1,000,000	770,688
Lincoln National Corp., 4.75% due 2/15/2014	Baa1/A-	1,000,000	431,209
Metlife, Inc. Series A, 6.817% due 8/15/2018	A2/A-	2,000,000	1,717,090
Pacific Life Global Funding CPI Floating Rate Note, 1.49% due 2/6/2016	Aa3/AA-	8,000,000	6,978,640
Principal Financial Group Australia, 8.20% due 8/15/2009 (1)	A3/A-	700,000	702,519
Principal Life Global Funding, 4.40% due 10/1/2010 (1)	Aa3/AA-	4,000,000	3,900,312
UnumProvident Corp., 7.625% due 3/1/2011	Ba1/BBB-	691,000	687,639

			22,498,593

MATERIALS — 1.98%

CHEMICALS — 0.37%
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	1,032,646
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	325,588

CONSTRUCTION MATERIALS — 0.81%
CRH America, Inc., 8.125% due 7/15/2018	Baa1/BBB+	2,000,000	1,559,440
Martin Marietta Materials, Inc., 1.324% due 4/30/2010	Baa3/BBB+	1,500,000	1,405,524

Certified Semi-Annual Report 41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
METALS & MINING — 0.80%
Barrick Gold Corp., 6.95% due 4/1/2019	Baa1/A-	$1,000,000	$1,004,563
BHP Billiton Finance, 5.40% due 3/29/2017	A1/A+	2,000,000	1,914,082

			7,241,843

MEDIA — 3.59%

MEDIA — 3.59%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	761,195
Comcast Corp., 6.30% due 11/15/2017	Baa2/BBB+	1,000,000	973,023
Comcast Corp. Floating Rate Note, 1.46% due 7/14/2009	Baa2/BBB+	300,000	298,426
Thomson Corp., 4.25% due 8/15/2009	Baa1/A-	2,900,000	2,901,772
Thomson Reuters Corp., 5.95% due 7/15/2013	Baa1/A-	2,000,000	1,953,534
Time Warner Cable, Inc., 7.50% due 4/1/2014	Baa2/BBB	1,500,000	1,529,382
Time Warner Cable, Inc., 5.40% due 7/2/2012	Baa2/BBB	3,000,000	2,897,838
Time Warner Cable, Inc., 8.75% due 2/14/2019	Baa2/BBB	750,000	796,370
Time Warner Cable, Inc., 8.25% due 2/14/2014	Baa2/BBB	750,000	783,976
Time Warner Co., Inc., 8.05% due 1/15/2016	Baa2/BBB	200,000	202,390

			13,097,906

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.34%

PHARMACEUTICALS — 2.34%
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	515,738
Lilly Eli & Co., 4.20% due 3/6/2014	A1/AA	1,165,000	1,200,013
Pfizer, Inc., 5.35% due 3/15/2015	Aa2/AAA	3,000,000	3,165,138
Roche Holdings, Inc., 6.00% due 3/1/2019 (1)	A2/AA-	2,000,000	2,058,522
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 1.941% due 2/1/2014	Baa1/A+	2,000,000	1,611,360

			8,550,771

RETAILING — 1.57%

SPECIALTY RETAIL — 1.57%
Best Buy Co., Inc., 6.75% due 7/15/2013	Baa2/BBB-	2,500,000	2,378,597
Staples, Inc., 7.75% due 4/1/2011	Baa2/BBB	1,500,000	1,533,371
Staples, Inc., 9.75% due 1/15/2014	Baa2/BBB	1,750,000	1,832,005

			5,743,973

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.61%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.61%
KLA Tencor Corp. Senior Note, 6.90% due 5/1/2018	Baa1/BBB	3,000,000	2,371,380
National Semiconductor Corp. Senior Note, 1.57% due 6/15/2010	Baa1/BB+	4,000,000	3,505,164

			5,876,544

SOFTWARE & SERVICES — 0.84%

INFORMATION TECHNOLOGY SERVICES — 0.84%
Computer Sciences Corp., 5.50% due 3/15/2013 (1)	Baa1/A-	1,000,000	970,874
Electronic Data Systems Corp., 6.00% due 8/1/2013	A2/A	1,000,000	1,059,124
Western Union Co., 6.50% due 2/26/2014	A3/A-	1,000,000	1,019,597

			3,049,595

42 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 0.13%

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.13%
Jabil Circuit, Inc., 5.875% due 7/15/2010	Ba1/BB+	$500,000	$477,500

			477,500

TELECOMMUNICATION SERVICES — 1.16%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.16%
AT&T, Inc., 4.85% due 2/15/2014	A2/A	1,000,000	1,009,521
AT&T, Inc., 5.80% due 2/15/2019	A2/A	750,000	734,199
Deutsche Telekom International Finance, 6.75% due 8/20/2018	Baa1/BBB+	2,000,000	2,008,612
Verizon Communications, Inc., 6.10% due 4/15/2018	A3/A	500,000	495,342

			4,247,674

TRANSPORTATION — 0.97%

AIR FREIGHT & LOGISTICS — 0.57%
FedEx Corp., 8.76% due 5/22/2015	Baa1/BBB+	500,000	495,849
FedEx Corp., 7.375% due 1/15/2014	Baa2/BBB	750,000	795,110
FedEx Corp., 8.00% due 1/15/2019	Baa2/BBB	750,000	789,341

AIRLINES — 0.03%
Continental Airlines Series 1997-4 Class 4-A, 6.90% due 1/2/2018	Baa2/BBB+	150,662	120,529

ROAD & RAIL — 0.37%
Ryder System, Inc., 7.20% due 9/1/2015	Baa1/BBB+	1,500,000	1,351,061

			3,551,890

UTILITIES — 15.58%

ELECTRIC UTILITIES — 11.58%
AEP Texas Central Transition Bond A1, 4.98% due 1/1/2010	Aaa/AAA	769,044	802,554
Appalachian Power Co., 7.95% due 1/15/2020	Baa2/BBB	2,500,000	2,565,760
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Baa1/AA-	175,000	175,295
Aquila, Inc., 7.95% due 2/1/2011	Baa3/BBB	1,500,000	1,473,253
Arizona Public Service Co., 8.75% due 3/1/2019	Baa2/BBB-	1,000,000	1,004,061
Centerpoint Energy, 7.00% due 3/1/2014	Baa2/BBB+	2,000,000	2,085,740
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/BBB+	975,000	965,209
Commonwealth Edison Co., 6.15% due 3/15/2012	Baa2/BBB+	910,000	928,897
Commonwealth Edison Co. Series 108, 5.80% due 3/15/2018	Baa2/BBB+	1,000,000	947,438
Consumers Energy Co., 6.70% due 9/15/2019	Baa1/BBB	2,000,000	2,070,386
Duke Energy Ohio, Inc., 5.45% due 4/1/2019	A3/A	1,000,000	1,008,739
E. ON AG, 5.80% due 4/30/2018 (1)	A2/A	2,000,000	1,967,276
Entergy Gulf States, Inc., 5.12% due 8/1/2010	Baa3/BBB+	1,800,000	1,769,456
Entergy Gulf States, Inc., 5.70% due 6/1/2015	Baa3/BBB+	2,300,000	2,130,465
Entergy Texas, Inc., 7.125% due 2/1/2019	Baa3/BBB+	1,500,000	1,466,423
Florida Power & Light Co., 5.55% due 11/1/2017	Aa3/A	1,000,000	1,053,192
Great River Energy Series 2007-A, 5.829% due 7/1/2017 (Insured: MBIA) (1)	A2/AAA	4,365,306	4,505,039
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	931,130
Idaho Power Corp., 6.025% due 7/15/2018	A3/A-	1,000,000	1,002,356
Illinois Power Co., 9.75% due 11/15/2018	Baa3/BBB	2,000,000	2,177,308
Korea Southern Power Co., 5.375% due 4/18/2013 (1)	A1/A	1,000,000	881,587
Metropolitan Edison Co., 7.70% due 1/15/2019	Baa2/BBB	2,250,000	2,282,591
MP Environmental, 4.982% due 7/1/2014	Aaa/AAA	3,833,610	3,903,016
Oglethorpe Power Corp., 6.10% due 3/15/2019 (1)	A3/A	2,500,000	2,521,035

Certified Semi-Annual Report 43

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
PPL Energy Supply LLC, 6.50% due 5/1/2018	Baa2/BBB	$1,000,000	$878,814
Progress Energy, Inc., 6.05% due 3/15/2014	Baa2/BBB	750,000	755,442

GAS UTILITIES — 0.69%
Atmos Energy Corp., 8.50% due 3/15/2019	Baa3/BBB+	2,250,000	2,297,288
Southern California Gas Co., 4.375% due 1/15/2011	A1/NR	225,000	229,703

MULTI-UTILITIES — 3.21%
Atlantic City Electric Co., 7.75% due 11/15/2018	A3/A-	500,000	559,848
Dominion Resources, Inc., 8.875% due 1/15/2019	Baa2/A-	1,000,000	1,132,095
Northern States Power Co., 4.75% due 8/1/2010	A2/A	2,825,000	2,846,233
South Carolina Electric & Gas Co., 6.50% due 11/1/2018	A2/A-	1,000,000	1,098,154
Southern California Edison Co., 5.75% due 3/15/2014	A2/A	500,000	540,608
Taqa Abu Dhabi National Energy Co., 7.25% due 8/1/2018 (1)	Aa2/AA-	1,000,000	952,073
Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013 (1)	Aa2/AA-	1,000,000	1,010,042
Union Electric Co., 4.65% due 10/1/2013	Baa1/BBB	2,000,000	1,889,128
Union Electric Co., 6.70% due 2/1/2019	Baa1/BBB	500,000	476,260
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa3/A	1,150,000	1,221,943

			56,505,837

TOTAL CORPORATE BONDS (Cost $257,866,916)			247,219,988

MUNICIPAL BONDS — 11.33%

Amelia County IDA, 4.80% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT)	NR/BBB	1,000,000	981,440
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Baa1/AA-	2,460,000	2,465,043
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aa3/AAA	300,000	306,417
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aa3/AAA	120,000	123,686
Brockton Massachusetts Taxable Economic Development, 6.45% due 5/1/2017 (Insured: FGIC)	A2/AA-	150,000	148,082
California State, 5.168% due 10/1/2037	A2/A	2,000,000	1,971,340
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/NR	1,215,000	1,192,024
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aa3/NR	250,000	258,588
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aa3/NR	150,000	157,829
Granite City Madison County, 4.875% due 5/1/2027 (Waste Management, Inc.)	NR/BBB	1,000,000	980,570
Green Bay Wisconsin, 4.875% due 4/1/2011 (Insured: MBIA)	Aa2/NR	365,000	372,088
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	A3/NR	245,000	245,414
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	A3/NR	315,000	315,129
Hanover Pennsylvania Area School District Notes, 4.47% due 3/15/2013 (Insured: FSA)	Aa3/AAA	1,385,000	1,419,777
Jefferson County Texas Navigation Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aa3/NR	500,000	501,125
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Baa1/AA-	575,000	573,436
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	Baa3/BBB-	2,370,000	2,114,988
Mississippi Development Bank Special Obligation Refinance Harrison County B, 5.21% due 7/1/2013 (Insured: FSA)	NR/AAA	1,200,000	1,264,308
Missouri State Development Finance Board, 5.45% due 3/1/2011 (Crackerneck Creek)	NR/A+	1,090,000	1,116,945
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	103,353
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	205,000	215,814
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/A	70,000	73,091
New Mexico Mtg Finance Authority SFMR, 5.77% due 1/1/2016 (GNMA/FNMA/FHLMC)	NR/AAA	910,000	932,887
New Mexico Mtg Finance Authority Taxable, 5.00% due 7/1/2025	NR/AAA	1,000,000	963,240
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	Aaa/A+	320,000	327,645
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	65,000	65,194
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,447,180
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	A1/NR	845,000	824,627
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	A1/NR	1,225,000	1,174,114

44 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Baa1/AA-	$360,000	$358,063
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	Aaa/NR	2,395,000	2,466,587
Ohio State Solid Waste, 4.25% due 4/1/2033 (Republic Services)	NR/BBB	1,000,000	863,530
Ohio State Taxable Development Assistance, 4.88% due 10/1/2011 (Insured: MBIA)	Aa3/AA	550,000	562,287
Pasadena California Pension Funding, 7.33% due 5/15/2022	Baa1/AA+	2,000,000	2,125,400
Pennsylvania Economic Development, 4.70% due 11/1/2021 (Waste Management)	NR/BBB	2,250,000	1,951,852
Port Walla Walla Washington Revenue, 5.30% due 12/1/2009	NR/NR	235,000	233,935
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	Baa1/A	2,850,000	2,441,395
Santa Fe County New Mexico Charter School Taxable, 7.55% due 1/15/2010 (ATC Foundation)	NR/NR	85,000	82,012
Springfield Ohio City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	Baa1/NR	1,400,000	1,429,246
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	Baa1/NR	1,500,000	1,532,400
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aa3/NR	355,000	372,271
Tennessee State Taxable, 6.00% due 2/1/2013	Aa1/AA+	500,000	529,530
Texas Tech University, 6.00% due 8/15/2011 (Insured: MBIA)	Aa3/AA	245,000	255,052
Victor New York, 9.20% due 5/1/2014	NR/NR	1,085,000	1,094,461
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aa3/AAA	200,000	208,030
Wisconsin State Health & Educational Facilities, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	2,610,000	2,218,630

TOTAL MUNICIPAL BONDS (Cost $42,581,844)			41,360,055

YANKEE BONDS — 4.09%

BANKS — 0.01%

COMMERCIAL BANKS — 0.01%
Glitnir Banki HF, 4.421% due 1/18/2012 (1)(3)(4)	C/D	400,000	43,000

			43,000

DIVERSIFIED FINANCIALS — 0.70%

DIVERSIFIED FINANCIAL SERVICES — 0.70%
Export Import Bank of Korea, 8.125% due 1/21/2014	A2/A	1,000,000	1,033,629
Korea Development Bank, 1.565% due 4/3/2010	A2/A	500,000	486,068
Korea Development Bank, 8.00% due 1/23/2014	A2/A	1,000,000	1,028,673

			2,548,370

ENERGY — 1.91%

OIL, GAS & CONSUMABLE FUELS — 1.91%
BP Capital Markets Plc, 3.875% due 3/10/2015	Aa1/AA	2,000,000	2,006,002
Enbridge, Inc., 5.80% due 6/15/2014	Baa1/A-	2,000,000	1,914,394
Petrobras International Finance Co., 7.875% due 3/15/2019	Baa1/BBB	1,500,000	1,554,300
Woodside Finance Ltd., 8.125% due 3/1/2014 (1)	Baa1/A-	1,500,000	1,496,659

			6,971,355

MATERIALS — 0.74%

METALS & MINING — 0.74%
BHP Billiton Finance USA Ltd., 6.50% due 4/1/2019	A1/A+	250,000	253,285
BHP Billiton Finance USA Ltd., 5.50% due 4/1/2014	A1/A+	750,000	755,170
Codelco, Inc., 7.50% due 1/15/2019 (1)	A1/A	1,500,000	1,701,846

			2,710,301

Certified Semi-Annual Report 45

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISCELLANEOUS — 0.15%

MISCELLANEOUS — 0.15%
Nova Scotia Province Canada, 5.75% due 2/27/2012	Aa2/A+	$500,000	$538,219

			538,219

UTILITIES — 0.58%

ELECTRIC UTILITIES — 0.58%
Electricite de France SA, 5.50% due 1/26/2014 (1)	Aa3/A+	2,000,000	2,123,044

			2,123,044

TOTAL YANKEE BONDS (Cost $14,685,646)			14,934,289

SHORT TERM INVESTMENTS — 2.74%
Chicago GO, 1.50% due 1/1/2040 put 4/7/2009 (Insured: FSA/SPA-Dexia Credit Local) (weekly demand notes)	Aa3/AAA	4,000,000	4,000,000
Kansas City Power & Light, 1.75% due 4/1/2009	P2/A-3	6,000,000	6,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $10,000,000)			10,000,000

TOTAL INVESTMENTS — 98.35% (Cost $380,574,052)			$359,038,291

OTHER ASSETS LESS LIABILITIES — 1.65%			6,014,329

NET ASSETS — 100.00%			$365,052,620

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, the aggregate value of these securities in the Fund’s portfolio was $50,298,788, representing 13.78% of the Fund’s net assets.
(2)	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
(3)	Bond in default.
(4)	Non-income producing.

46 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	March 31, 2009 (Unaudited)

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

Certified Semi-Annual Report 47

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
	U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,048.70	$4.59
Hypothetical*	$1,000.00	$1,020.45	$4.53

Class B Shares
Actual	$1,000.00	$1,043.40	$9.88
Hypothetical*	$1,000.00	$1,015.26	$9.74

Class C Shares
Actual	$1,000.00	$1,047.90	$5.96
Hypothetical*	$1,000.00	$1,019.11	$5.88

Class I Shares
Actual	$1,000.00	$1,050.10	$3.28
Hypothetical*	$1,000.00	$1,021.73	$3.23

Class R3 Shares
Actual	$1,000.00	$1,048.20	$5.06
Hypothetical*	$1,000.00	$1,020.00	$4.99

	Income Fund

Class A Shares
Actual	$1,000.00	$1,002.40	$4.93
Hypothetical*	$1,000.00	$1,020.00	$4.98

Class C Shares
Actual	$1,000.00	$1,001.10	$6.19
Hypothetical*	$1,000.00	$1,018.75	$6.24

Class I Shares
Actual	$1,000.00	$1,004.00	$3.30
Hypothetical*	$1,000.00	$1,021.64	$3.33

Class R3 Shares
Actual	$1,000.00	$1,003.20	$4.94
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.90%; B: 1.94%; C: 1.17%; I: 0.64%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.66%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

48 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 49

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

50 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report. 51

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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54 This page is not part of the Semi-Annual Report.

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This page is not part of the Semi-Annual Report. 55

Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your

shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH174	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report. 3

Thornburg Value Fund

CO-PORTFOLIO MANAGERS

Left to right: Connor Browne, CFA, Bill Fries, CFA,

Edward Maran, CFA.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/09

Portfolio P/E Trailing 12-months*	9.1x
Portfolio Price to Cash Flow*	4.0
Portfolio Price to Book Value*	1.3
Median Market Cap*	$13.5 B
7-Year Beta (A Shares vs. S&P 500)*	1.01
Number of Companies	53

*	Source: FactSet

IMPORTANT PERFORMANCE

INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.37%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED MARCH 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs
A Shares (Incep: 10/2/95)
Without Sales Charge	-39.38%	-13.39%	-4.44%	-0.02%
With Sales Charge	-42.10%	-14.71%	-5.32%	-0.48%
S&P 500 Index
(Since: 10/2/95)	-38.09%	-13.06%	-4.76%	-3.00%

4 This page is not part of the Semi-Annual Report.

The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

COMPANIES CONTRIBUTING AND DETRACTING

FOR SIX-MONTHS ENDED 3/31/09

Top Contributors	Top Detractors
Priceline.com, Inc.	Fifth Third Bancorp

Charles Schwab Corp.	ConocoPhilips

U.S. Bancorp	Hartford Financial Services Group, Inc.

Apple, Inc.	Allstate Corp.

Genentech	Level 3 Communications, Inc.

Source: FactSet

TOP TEN HOLDINGS

As of 3/31/09

Microsoft Corp.	4.1%
Eli Lilly & Co.	4.1%
Entergy Corp.	3.8%
Ace Ltd.	3.6%
Comcast Corp.	3.5%
Gilead Sciences, Inc.	3.4%
Marathon Oil Corp.	3.3%
Apple, Inc.	2.9%
Dell, Inc.	2.7%
DIRECTV Group, Inc.	2.7%

This page is not part of the Semi-Annual Report. 5

Thornburg Value Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6 Certified Semi-Annual Report

Letter to Shareholders

April 21, 2009
William V. Fries, CFA Co-Portfolio Manager

Dear Fellow Shareholder:

The six months ended March 31, 2009, were exceptionally challenging for equity investors. The unfortunate combination of financial panic and a broad global slowdown have made this recession deeper and longer than most of us have seen in our lifetimes. Governments of the leading economies of the world have worked feverishly to restore confidence. Despite these actions, global equities experienced severe declines. Between September 31, 2008, and March 31, 2009, the S&P 500 Index returned a negative 30.54%. The Thornburg Value Fund (Class A at NAV) returned a negative 28.53% over the same time period. While we are disappointed with these results, we have some reason to be optimistic. As we critically examine our decisions through the downturn thus far, we are pleased overall with the actions that we have taken, and the positioning of our current portfolio. Through the last five months of this semi-annual period, the portfolio has generally met or exceeded the benchmark in both up and down markets. While the semi-annual period ended March 31st was very challenging, we remain confident in our comprehensive approach to value investing.

Throughout most of the six-month period, the performance of financial stocks continued to deteriorate. As a sector, the stocks of financial companies were down in excess of 50%. Our financial stocks generally performed better than the benchmark exposure during the period. However, many of our financial holdings posted material declines on an absolute basis, with the stocks of insur- ance companies, in particular, detracting from performance. Shares of Hartford Financial Services Group came under pressures as capital markets impacted their balance sheet and concerns arose over their exposure to variable annuity guarantees. Capital adequacy concerns impacted insurance stocks broadly, including our investments in Allstate and Swiss Re. While not in the insurance industry, Fifth Third Bancorp was actually our largest detractor to performance, as many questioned this institution’s capital levels. We continue to monitor the company closely, and we’re encouraged by positive fundamental news late in the period (the sale of a portion of their Fifth Third Processing Solutions subsidiary which improves their capital position).

Connor Browne, CFA Co-Portfolio Manager
Edward E. Maran, CFA Co-Portfolio Manager

Certified Semi-Annual Report 7

Letter to Shareholders

    Continued

Two of our energy holdings, ConocoPhillips and Marathon Oil, traded down with energy prices and weaker refining margins. Shares of Dell struggled after the company reduced its fourth quarter earnings guidance and indicated weak growth in 2009. Level 3 Communications saw its shares decline over concerns about its financial leverage, and Comcast fell amidst continuing competition among cable, satellite and telecom companies in a weak economy.

While we believe the credit crisis is far from over, volatility during the period did present opportunities to invest in financial companies with strong franchises which we believe stand to gain from the current turmoil. In two specific cases, we used the widespread sell-off in the sector to take positions in stocks which we had owned in the past. Early in the fourth quarter of 2008, we exited U.S. Bancorp at our price target. We were able to re-purchase U.S. Bancorp in late February 2009 at a much lower stock price. Charles Schwab is attracting healthy flows from new customers, and we believe that their retail banking franchise is underappreciated. The stock was also added back to the portfolio late in the period. Both stocks contributed positively to performance almost immediately.

Health care positions in aggregate were a source of strength for the Fund, as Gilead Sciences, Genentech, Thermo Fisher Scientific and Teva Pharmaceuticals resisted the market decline. Unfortunately, HIV/AIDS continues to be a growing problem worldwide, but Gilead’s products positively impact both the longevity and the quality of life of those infected. Genentech rose as Roche acquired those roughly 46% of shares in the company which it did not already own. Thermo Fisher was added during the quarter, and has contributed positively to performance during the time it’s been owned. Teva Pharmaceuticals continues to dominate the generic drug industry, and stands to benefit from ongoing efforts to reduce health care costs.

Other positions that contributed positively to performance included Priceline.com, Apple, Exxon, and Visa. Priceline (primarily an airline and hotel reservation service company) continues to benefit from growing share in the U.S. and abroad, and recent operating results have positively surprised investors. We initially purchased Visa on its initial public offering then sold when it quickly hit our price target. We continued to follow the stock, hoping for a pullback to re-enter the name. The most recent period presented us with such an opportunity, and the stock subsequently contributed positively to performance.

During the period, we purchased a number of select fixed-income securities. In many cases, we were already familiar with the issuers of the debt from our fundamental research on the equity. Given the extreme dislocation in the equity and fixed-income markets, we were presented with what we believe to be opportunities to generate positive returns with preservation of capital in mind. Some of these bonds have already been sold after hitting our internal price targets. The Thornburg Value Fund will continue to invest primarily in domestic stocks.

8 Certified Semi-Annual Report

Again, as we review the period, there are reasons for encouragement. The Thornburg Value Fund underperformed the S&P 500 Index in October 2008, before generating performance that met or exceeded the benchmark during each of the following five months. We remain committed to our unique form of diversification, where stocks are categorized as Consistent Earners, Basic Value Companies or Emerging Franchises. While we do not subscribe to a particular macro view of the economy, our Consistent Earner basket contains stocks which we believe will prove more resilient in a tough environment. Our Basic Value and Emerging Franchise baskets are populated with stocks which we expect to lead when there are clear signs of a recovery.

Today more than ever, our research efforts are centered on understanding the business models of the companies we own. In 2008, it was well demonstrated that unprecedented events do happen, and our evaluation process attempts to uncover downside risks before we initiate an investment. We cannot foresee all events, and when events do not develop as hoped, we employ a flexible yet disciplined sell process in an effort to contain losses.

The past six months were challenging. We continue to look for promising companies trading at a discount and remain confident that our portfolio contains sound investments whose value we believe will be recognized by other market participants over time.

Thank you for your trust and confidence, especially during this period of unusual market dislocation.

We invite you to visit our web site at www.thornburg.com, where you will find additional information about the Thornburg Value Fund, as well as other Thornburg investment products.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $3,219,897,310) (Note 2)	$2,215,866,893
Cash	3,502,086
Receivable for investments sold	2,606,806
Receivable for fund shares sold	4,338,663
Unrealized gain on forward exchange contracts (Note 7)	766,780
Dividends receivable	1,765,220
Interest receivable	9,579,992
Prepaid expenses and other assets	109,980

Total Assets	2,238,536,420

LIABILITIES
Payable for securities purchased	10,291,274
Payable for fund shares redeemed	6,330,079
Unrealized loss on forward exchange contracts (Note 7)	614,420
Payable to investment advisor and other affiliates (Note 3)	1,830,690
Accounts payable and accrued expenses	1,690,130
Dividends payable	17,882

Total Liabilities	20,774,475

NET ASSETS	$2,217,761,945

NET ASSETS CONSIST OF:
Undistributed net investment income	$5,270,192
Net unrealized depreciation on investments	(1,003,891,588)
Accumulated net realized gain (loss)	(1,089,228,684)
Net capital paid in on shares of beneficial interest	4,305,612,025

$2,217,761,945

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($754,095,724 applicable to 38,000,678 shares of beneficial interest outstanding - Note 4)	$19.84
Maximum sales charge, 4.50% of offering price	0.93

Maximum offering price per share	$20.77

Class B Shares:
Net asset value and offering price per share *
($33,620,131 applicable to 1,780,862 shares of beneficial interest outstanding - Note 4)	$18.88

Class C Shares:
Net asset value and offering price per share *
($246,291,929 applicable to 12,889,339 shares of beneficial interest outstanding - Note 4)	$19.11

Class I Shares:
Net asset value, offering and redemption price per share
($957,992,274 applicable to 47,501,967 shares of beneficial interest outstanding - Note 4)	$20.17

Class R3 Shares:
Net asset value, offering and redemption price per share
($105,513,734 applicable to 5,349,489 shares of beneficial interest outstanding - Note 4)	$19.72

Class R4 Shares:
Net asset value, offering and redemption price per share
($22,972,956 applicable to 1,159,348 shares of beneficial interest outstanding - Note 4)	$19.82

Class R5 Shares:
Net asset value, offering and redemption price per share
($97,275,197 applicable to 4,827,600 shares of beneficial interest outstanding - Note 4)	$20.15

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg Value Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $393,211)	$25,970,165
Interest income	14,242,105

Total Income	40,212,270

EXPENSES:
Investment advisory fees (Note 3)	9,860,088
Administration fees (Note 3)
Class A Shares	522,659
Class B Shares	25,943
Class C Shares	173,390
Class I Shares	289,471
Class R3 Shares	71,238
Class R4 Shares	14,477
Class R5 Shares	25,519
Distribution and service fees (Note 3)
Class A Shares	1,042,194
Class B Shares	206,385
Class C Shares	1,381,568
Class R3 Shares	283,992
Class R4 Shares	28,905
Transfer agent fees
Class A Shares	796,750
Class B Shares	56,645
Class C Shares	299,090
Class I Shares	937,780
Class R3 Shares	278,667
Class R4 Shares	54,482
Class R5 Shares	183,283
Registration and filing fees
Class A Shares	26,881
Class B Shares	8,304
Class C Shares	10,348
Class I Shares	18,716
Class R3 Shares	10,226
Class R4 Shares	6,810
Class R5 Shares	9,239
Custodian fees (Note 3)	166,162
Professional fees	69,330
Accounting fees	70,857
Trustee fees	50,100
Other expenses	280,948

Total Expenses	17,260,447
Less:
Expenses reimbursed by investment advisor (Note 3)	(837,778)
Fees paid indirectly (Note 3)	(32,142)

Net Expenses	16,390,527

Net Investment Income	$23,821,743

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Six Months Ended March 31, 2009 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(818,112,725)
Foreign currency transactions	14,361,704

(803,751,021)

Net change in unrealized appreciation (depreciation) on:
Investments	(288,420,390)
Foreign currency translations	(7,493,749)

(295,914,139)

Net Realized and Unrealized Loss	(1,099,665,160)

Net Decrease in Net Assets Resulting From Operations	$(1,075,843,417)

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Value Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$23,821,743	$29,752,935
Net realized loss on investments and foreign currency transactions	(803,751,021)	(269,404,026)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(295,914,139)	(1,362,764,344)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,075,843,417)	(1,602,415,435)
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(7,754,254)	(5,630,222)
Class B Shares	(193,190)	(7,933)
Class C Shares	(1,503,155)	(85,943)
Class I Shares	(11,571,586)	(18,551,738)
Class R3 Shares	(1,079,518)	(726,604)
Class R4 Shares	(238,602)	(170,180)
Class R5 Shares	(1,124,185)	(1,086,258)
From realized gains
Class A Shares	—	(145,917,343)
Class B Shares	—	(10,428,887)
Class C Shares	—	(57,732,547)
Class I Shares	—	(223,563,517)
Class R3 Shares	—	(14,403,384)
Class R4 Shares	—	(1,166,969)
Class R5 Shares	—	(9,376,741)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(9,875,175)	120,614,733
Class B Shares	(12,313,553)	(7,316,619)
Class C Shares	(38,475,705)	20,666,716
Class I Shares	(459,969,746)	597,263,995
Class R3 Shares	(9,669,615)	84,257,580
Class R4 Shares	2,328,747	33,018,022
Class R5 Shares	2,464,242	83,701,115

Net Decrease in Net Assets	(1,624,818,712)	(1,159,058,159)
NET ASSETS:
Beginning of period	3,842,580,657	5,001,638,816

End of period	$2,217,761,945	$3,842,580,657

Undistributed net investment income	$5,270,192	$4,912,939

*	Unaudited.

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$1,877,431,716	$—
Level 2 - Other Significant Observable Inputs	338,435,177	152,360
Level 3 - Significant Unobservable Inputs	—	—

Total	$2,215,866,893	$152,360

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $303,866 for Class I shares, $342,380 for Class R3 shares, $55,039 for Class R4 Shares, and $136,493 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $15,159 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $15,673 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $32,142.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	15,122,123	$312,091,959	11,174,321	$399,226,305
Shares issued to shareholders in reinvestment of dividends	284,660	5,892,214	3,754,600	138,338,268
Shares repurchased	(16,257,498)	(327,886,458)	(12,304,141)	(416,973,786)
Redemption fees received**	—	27,110	—	23,946

Net Increase (Decrease)	(850,715)	$(9,875,175)	2,624,780	$120,614,733

Class B Shares
Shares sold	88,668	$1,799,996	129,348	$4,492,381
Shares issued to shareholders in reinvestment of dividends	8,182	161,313	256,872	9,083,791
Shares repurchased	(727,184)	(14,276,188)	(649,891)	(20,894,338)
Redemption fees received**	—	1,326	—	1,547

Net Increase (Decrease)	(630,334)	$(12,313,553)	(263,671)	$(7,316,619)

Class C Shares
Shares sold	1,150,910	$23,331,106	1,768,463	$62,269,164
Shares issued to shareholders in reinvestment of dividends	64,795	1,291,386	1,418,890	50,776,902
Shares repurchased	(3,215,760)	(63,107,041)	(2,816,339)	(92,388,285)
Redemption fees received**	—	8,844	—	8,935

Net Increase (Decrease)	(2,000,055)	$(38,475,705)	371,014	$20,666,716

Class I Shares
Shares sold	8,878,422	$187,972,732	33,733,127	$1,210,083,621
Shares issued to shareholders in reinvestment of dividends	429,579	9,033,413	5,086,814	189,825,719
Shares repurchased	(30,695,882)	(657,012,034)	(23,528,996)	(802,685,508)
Redemption fees received**	—	36,143	—	40,163

Net Increase (Decrease)	(21,387,881)	$(459,969,746)	15,290,945	$597,263,995

Class R3 Shares
Shares sold	827,725	$17,297,805	3,326,232	$116,410,112
Shares issued to shareholders in reinvestment of dividends	50,839	1,045,834	401,141	14,656,658
Shares repurchased	(1,327,278)	(28,016,903)	(1,371,429)	(46,812,136)
Redemption fees received**	—	3,649	—	2,946

Net Increase (Decrease)	(448,714)	$(9,669,615)	2,355,944	$84,257,580

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	334,477	$7,099,384	1,140,551	$41,174,367
Shares issued to shareholders in reinvestment of dividends	9,406	194,286	34,386	1,249,751
Shares repurchased	(237,276)	(4,965,665)	(281,635)	(9,406,561)
Redemption fees received**	—	742	—	465

Net Increase (Decrease)	106,607	$2,328,747	893,302	$33,018,022

Class R5 Shares
Shares sold	1,132,995	$24,908,539	3,316,951	$117,084,163
Shares issued to shareholders in reinvestment of dividends	52,950	1,112,030	282,183	10,452,223
Shares repurchased	(1,109,771)	(23,559,577)	(1,235,288)	(43,837,491)
Redemption fees received**	—	3,250	—	2,220

Net Increase (Decrease)	76,174	$2,464,242	2,363,846	$83,701,115

**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,123,939,884 and $1,533,390,940, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,215,286,275

Gross unrealized appreciation on a tax basis	$69,876,983
Gross unrealized depreciation on a tax basis	(1,069,296,365)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(999,419,382)

At March 31, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $338,072, and $275,314,874, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2009, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	23,440,000	4/30/2009	$30,525,912	$—	$(614,420)
Euro Dollar	Buy	23,440,000	4/30/2009	30,373,552	766,780	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$766,780	$(614,420)

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	Six Months Ended March 31,	Year Ended September 30,
	2009*	2008	2007	2006	2005	2004
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$28.02	$44.17	$37.59	$32.79	$28.11	$26.29
Income from investment operations:
Net investment income (loss)	0.18	0.18	0.29	0.35	0.32	0.20
Net realized and unrealized gain (loss) on investments	(8.17)	(12.26)	7.86	4.76	4.64	1.81
Total from investment operations	(7.99)	(12.08)	8.15	5.11	4.96	2.01
Less dividends from:
Net investment income	(0.19)	(0.14)	(0.27)	(0.31)	(0.28)	(0.19)
Net realized gains	—	(3.93)	(1.30)	—	—	—
Total dividends	(0.19)	(4.07)	(1.57)	(0.31)	(0.28)	(0.19)
Change in net asset value	(8.18)	(16.15)	6.58	4.80	4.68	1.82
NET ASSET VALUE, end of period	$19.84	$28.02	$44.17	$37.59	$32.79	$28.11
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(28.53)	(29.52)	22.23	15.63	17.70	7.61
Ratios to average net assets:
Net investment income (loss) (%)	1.78 (b)	0.52	0.70	1.02	1.05	0.69
Expenses, after expense reductions (%)	1.39 (b)	1.27	1.27	1.35	1.40	1.37
Expenses, after expense reductions and net of custody credits (%)	1.39 (b)	1.27	1.27	1.34	1.40	1.37
Expenses, before expense reductions (%)	1.39 (b)	1.27	1.27	1.35	1.40	1.37
Portfolio turnover rate (%)	43.09	70.65	79.29	51.36	58.90	68.74
Net assets at end of period (thousands)	$754,096	$1,088,766	$1,599,976	$1,121,720	$972,478	$1,086,448

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Value Fund

	Six Months Ended March 31,	Year Ended September 30,
	2009*	2008		2007	2006	2005	2004
Class B Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.66	$42.36		$36.17	$31.60	$27.13	$25.47
Income from investment operations:
Net investment income (loss)	0.09	(0.09)		(0.04)	0.07	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	(7.77)	(11.68)		7.55	4.58	4.47	1.74
Total from investment operations	(7.68)	(11.77)		7.51	4.65	4.55	1.71
Less dividends from:
Net investment income	(0.10)	(0.00	)(a)	(0.02)	(0.08)	(0.08)	(0.05)
Net realized gains	—	(3.93)		(1.30)	—	—	—
Total dividends	(0.10)	(3.93)		(1.32)	(0.08)	(0.08)	(0.05)
Change in net asset value	(7.78)	(15.70)		6.19	4.57	4.47	1.66
NET ASSET VALUE, end of period	$18.88	$26.66		$42.36	$36.17	$31.60	$27.13
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(28.83)	(30.05)		21.26	14.71	16.78	6.71
Ratios to average net assets:
Net investment income (loss) (%)	0.89 (c)	(0.28)		(0.09)	0.21	0.27	(0.12)
Expenses, after expense reductions (%)	2.25 (c)	2.05		2.07	2.15	2.17	2.18
Expenses, after expense reductions and net of custody credits (%)	2.25 (c)	2.05		2.07	2.14	2.17	2.18
Expenses, before expense reductions (%)	2.25 (c)	2.05		2.07	2.15	2.17	2.20
Portfolio turnover rate (%)	43.09	70.65		79.29	51.36	58.90	68.74
Net assets at end of period (thousands)	$33,620	$64,287		$113,299	$96,587	$92,410	$93,508

(a)	Dividends from net investment income per share were less than $(0.01).

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Value Fund

	Six Months Ended March 31,	Year Ended September 30,
	2009*	2008	2007	2006	2005	2004
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$26.99	$42.82	$36.55	$31.92	$27.40	$25.70
Income from investment operations:
Net investment income (loss)	0.10	(0.08)	(0.02)	0.09	0.09	(0.02)
Net realized and unrealized gain (loss) on investments	(7.87)	(11.81)	7.62	4.62	4.51	1.77
Total from investment operations	(7.77)	(11.89)	7.60	4.71	4.60	1.75
Less dividends from:
Net investment income	(0.11)	(0.01)	(0.03)	(0.08)	(0.08)	(0.05)
Net realized gains	—	(3.93)	(1.30)	—	—	—
Total dividends	(0.11)	(3.94)	(1.33)	(0.08)	(0.08)	(0.05)
Change in net asset value	(7.88)	(15.83)	6.27	4.63	4.52	1.70
NET ASSET VALUE, end of period	$19.11	$26.99	$42.82	$36.55	$31.92	$27.40
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(28.80)	(30.03)	21.29	14.77	16.80	6.81
Ratios to average net assets:
Net investment income (loss) (%)	0.99 (b)	(0.23)	(0.05)	0.27	0.31	(0.07)
Expenses, after expense reductions (%)	2.17 (b)	2.02	2.03	2.09	2.14	2.14
Expenses, after expense reductions and net of custody credits (%)	2.16 (b)	2.01	2.03	2.09	2.14	2.14
Expenses, before expense reductions (%)	2.17 (b)	2.02	2.03	2.09	2.14	2.15
Portfolio turnover rate (%)	43.09	70.65	79.29	51.36	58.90	68.74
Net assets at end of period (thousands)	$246,292	$401,880	$621,687	$490,399	$446,567	$475,296

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Value Fund

	Six Months Ended March 31,	Year Ended September 30,
	2009*	2008	2007	2006	2005	2004
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$28.47	$44.80	$38.11	$33.23	$28.49	$26.64
Income from investment operations:
Net investment income (loss)	0.23	0.32	0.44	0.50	0.45	0.31
Net realized and unrealized gain (loss) on investments	(8.30)	(12.45)	7.96	4.82	4.70	1.84
Total from investment operations	(8.07)	(12.13)	8.40	5.32	5.15	2.15
Less dividends from:
Net investment income	(0.23)	(0.27)	(0.41)	(0.44)	(0.41)	(0.30)
Net realized gains	—	(3.93)	(1.30)	—	—	—
Total dividends	(0.23)	(4.20)	(1.71)	(0.44)	(0.41)	(0.30)
Change in net asset value	(8.30)	(16.33)	6.69	4.88	4.74	1.85
NET ASSET VALUE, end of period	$20.17	$28.47	$44.80	$38.11	$33.23	$28.49
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(28.37)	(29.24)	22.62	16.10	18.16	8.04
Ratios to average net assets:
Net investment income (loss) (%)	2.15 (b)	0.92	1.05	1.41	1.44	1.07
Expenses, after expense reductions (%)	0.98 (b)	0.91	0.93	0.98	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.98 (b)	0.90	0.92	0.97	0.98	0.99
Expenses, before expense reductions (%)	1.04 (b)	0.91	0.93	0.98	1.00	0.99
Portfolio turnover rate (%)	43.09	70.65	79.29	51.36	58.90	68.74
Net assets at end of period (thousands)	$957,992	$1,961,495	$2,401,473	$1,074,492	$457,788	$378,334

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Value Fund

	Six Months Ended March 31,	Year Ended September 30,
	2009*	2008	2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$27.86	$43.94	$37.43	$32.68	$28.06	$26.27
Income from investment operations:
Net investment income (loss)	0.19	0.17	0.26	0.37	0.33	0.17
Net realized and unrealized gain (loss) on investments	(8.13)	(12.19)	7.81	4.71	4.60	1.85
Total from investment operations	(7.94)	(12.02)	8.07	5.08	4.93	2.02
Less dividends from:
Net investment income	(0.20)	(0.13)	(0.26)	(0.33)	(0.31)	(0.23)
Net realized gains	—	(3.93)	(1.30)	—	—	—
Total dividends	(0.20)	(4.06)	(1.56)	(0.33)	(0.31)	(0.23)
Change in net asset value	(8.14)	(16.08)	6.51	4.75	4.62	1.79
NET ASSET VALUE, end of period	$19.72	$27.86	$43.94	$37.43	$32.68	$28.06
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(28.54)	(29.54)	22.11	15.60	17.64	7.68
Ratios to average net assets:
Net investment income (loss) (%)	1.80 (b)	0.50	0.63	1.05	1.07	0.61
Expenses, after expense reductions (%)	1.35 (b)	1.35	1.35	1.36	1.35	1.34
Expenses, after expense reductions and net of custody credits (%)	1.35 (b)	1.35	1.35	1.35	1.35	1.34
Expenses, before expense reductions (%)	1.95 (b)	1.66	1.63	1.69	1.94	2.22
Portfolio turnover rate (%)	43.09	70.65	79.29	51.36	58.90	68.74
Net assets at end of period (thousands)	$105,514	$161,517	$151,260	$48,627	$11,661	$5,754

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Value Fund

	Six Months Ended March 31, 2009*	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class R4 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$27.99	$44.14	$41.00
Income from investment operations:
Net investment income (loss)	0.20	0.19	0.20
Net realized and unrealized gain (loss) on investments	(8.16)	(12.23)	3.12
Total from investment operations	(7.96)	(12.04)	3.32
Less dividends from:
Net investment income	(0.21)	(0.18)	(0.18)
Net realized gains	—	(3.93)	—
Total dividends	(0.21)	(4.11)	(0.18)
Change in net asset value	(8.17)	(16.15)	3.14
NET ASSET VALUE, end of period	$19.82	$27.99	$44.14
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(28.47)	(29.47)	8.09
Ratios to average net assets:
Net investment income (loss) (%)	1.94 (c)	0.58	0.70	(c)
Expenses, after expense reductions (%)	1.25 (c)	1.24	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.25 (c)	1.24	1.25	(c)
Expenses, before expense reductions (%)	1.73 (c)	1.48	2.34	(c)
Portfolio turnover rate (%)	43.09	70.65	79.29
Net assets at end of period (thousands)	$22,973	$29,462	$7,038

(a)	Effective date of this class of shares was February 1, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

26 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Value Fund

	Six Months Ended March 31,	Year Ended September 30,			Period Ended Sept. 30, 2005(a)
	2009*	2008	2007	2006
Class R5 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$28.45	$44.78	$38.09	$33.22	$30.75
Income from investment operations:
Net investment income (loss)	0.23	0.32	0.49	0.24	0.28
Net realized and unrealized gain (loss) on investments	(8.30)	(12.47)	7.91	5.07	2.45
Total from investment operations	(8.07)	(12.15)	8.40	5.31	2.73
Less dividends from:
Net investment income	(0.23)	(0.25)	(0.41)	(0.44)	(0.26)
Net realized gains	—	(3.93)	(1.30)	—	—
Total dividends	(0.23	(4.18)	(1.71)	(0.44)	(0.26)
Change in net asset value	(8.30)	(16.33)	6.69	4.87	2.47
NET ASSET VALUE, end of period	$20.15	$28.45	$44.78	$38.09	$33.22
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(28.38)	(29.30)	22.63	16.07	8.93
Ratios to average net assets:
Net investment income (loss) (%)	2.20 (c)	0.92	1.14	0.64	1.31	(c)
Expenses, after expense reductions (%)	0.98 (c)	0.98	0.91	1.00	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.98 (c)	0.98	0.91	0.98	0.99	(c)
Expenses, before expense reductions (%)	1.25 (c)	1.03	0.93	3.24	127.30	(c)(d)
Portfolio turnover rate (%)	43.09	70.65	79.29	51.36	58.90
Net assets at end of period (thousands)	$97,275	$135,173	$106,906	$10,483	$31

(a)	Effective date of this class of shares was February 1, 2005.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	March 31, 2009 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/09

Pharmaceuticals, Biotechnology & Life Sciences	12.8%
Energy	11.0%
Diversified Financials	10.0%
Telecommunication Services	9.4%
Technology Hardware & Equipment	9.1%
Software & Services	9.0%
Media	8.4%
Insurance	7.6%
Banks	5.3%
Utilities	3.8%
Health Care Equipment & Services	3.3%
Food, Beverage & Tobacco	2.1%
Retailing	1.9%
Semiconductors & Semiconductor Equipment	1.8%
Capital Goods	1.4%
Consumer Services	0.8%
Food & Staples Retailing	0.8%
Transportation	0.3%
Other Assets & Cash Equivalents	1.2%

	Shares/ Principal Amount	Value
COMMON STOCK — 84.39%
BANKS — 4.35%
COMMERCIAL BANKS — 4.35%
Fifth Third Bancorp	14,664,443	$42,820,174
U.S. Bancorp	3,674,900	53,690,289

		96,510,463

CAPITAL GOODS — 0.48%
AEROSPACE & DEFENSE — 0.48%
Boeing Co.	301,400	10,723,812

		10,723,812

CONSUMER SERVICES — 0.84%
HOTELS, RESTAURANTS & LEISURE — 0.84%
Life Time Fitness, Inc.+	1,482,736	18,623,164

		18,623,164

DIVERSIFIED FINANCIALS — 5.35%
CAPITAL MARKETS — 3.71%
AllianceBernstein Holdings LP	517,030	7,610,682
Charles Schwab Corp.	2,984,012	46,252,186
Goldman Sachs Group, Inc.	267,863	28,398,835
DIVERSIFIED FINANCIAL SERVICES — 1.64%
JPMorgan Chase & Co.	1,365,800	36,302,964

		118,564,667

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 9.85%
ENERGY EQUIPMENT & SERVICES — 3.10%
Nabors Industries Ltd.+	1,973,800	$19,718,262
Transocean Ltd.+	834,100	49,078,444
OIL, GAS & CONSUMABLE FUELS — 6.75%
Addax Petroleum Corp.	757,400	16,399,921
ConocoPhillips	1,151,600	45,096,656
Marathon Oil Corp.	2,822,700	74,208,783
OAO Gazprom ADR	933,100	13,856,535

		218,358,601

FOOD & STAPLES RETAILING — 0.46%
FOOD & STAPLES RETAILING — 0.46%
Rite Aid Corp.+	28,214,107	10,157,078

		10,157,078

FOOD, BEVERAGE & TOBACCO — 2.12%
BEVERAGES — 2.12%
Dr. Pepper Snapple Group, Inc.+	2,779,941	47,008,802

		47,008,802

HEALTH CARE EQUIPMENT & SERVICES — 3.33%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.03%
Varian Medical Services, Inc.+	752,490	22,905,796
HEALTH CARE PROVIDERS & SERVICES — 1.13%
Community Health Systems, Inc.+	1,635,740	25,092,252
HEALTH CARE TECHNOLOGY — 1.17%
Eclipsys Corp.+	2,543,140	25,787,439

		73,785,487

INSURANCE — 7.00%
INSURANCE — 7.00%
Ace Ltd.	1,956,220	79,031,288
Allstate Corp.	1,774,600	33,983,590
Hartford Financial Services Group, Inc.	2,989,959	23,471,178
Swiss Re	1,149,600	18,825,041

		155,311,097

MEDIA — 8.33%
MEDIA — 8.33%
Comcast Corp.	5,957,150	76,668,520
DIRECTV Group, Inc.+	2,633,592	60,019,562
Dish Network Corp.+	4,328,938	48,094,501

		184,782,583

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.79%
BIOTECHNOLOGY — 3.37%
Gilead Sciences, Inc.+	1,613,900	74,755,848
LIFE SCIENCES TOOLS & SERVICES — 2.02%
Thermo Fisher Scientific, Inc.+	1,252,400	44,673,108

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS — 7.40%
Eli Lilly & Co.	2,700,343	$90,218,460
Roche Holdings AG	253,700	34,813,265
Teva Pharmaceutical Industries Ltd. ADR	868,736	39,136,557

		283,597,238

RETAILING — 1.94%
INTERNET & CATALOG RETAIL — 1.94%
Priceline.com, Inc.+	547,500	43,132,050

		43,132,050

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.02%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.02%
ON Semiconductor Corp.+	5,819,627	22,696,545

		22,696,545

SOFTWARE & SERVICES — 7.96%
INFORMATION TECHNOLOGY SERVICES — 1.29%
Visa, Inc.	515,700	28,672,920
SOFTWARE — 6.67%
Amdocs Ltd.+	3,023,348	55,992,405
Microsoft Corp.	5,001,200	91,872,044

		176,537,369

TECHNOLOGY HARDWARE & EQUIPMENT — 9.08%
COMMUNICATIONS EQUIPMENT — 3.44%
Corning, Inc.	3,332,800	44,226,256
Research In Motion Ltd.+	745,700	32,117,299
COMPUTERS & PERIPHERALS — 5.64%
Apple, Inc.+	618,750	65,043,000
Dell, Inc.+	6,331,300	60,020,724

		201,407,279

TELECOMMUNICATION SERVICES — 5.71%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.45%
AT&T, Inc.	2,089,548	52,656,610
Level 3 Communications, Inc.+	1,871,800	1,722,056
WIRELESS TELECOMMUNICATION SERVICES — 3.26%
China Mobile Ltd.	4,566,800	39,860,659
Crown Castle International Corp.+	1,581,650	32,281,477

		126,520,802

UTILITIES — 3.78%
ELECTRIC UTILITIES — 3.78%
Entergy Corp.	1,232,136	83,896,140

		83,896,140

TOTAL COMMON STOCK (Cost $2,863,045,882)		1,871,613,177

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
PREFERRED STOCK — 0.26%
DIVERSIFIED FINANCIAL SERVICES — 0.26%
DIVERSIFIED FINANCIAL SERVICES — 0.26%
CIT Group, Inc.	319,700	$5,818,540

TOTAL PREFERRED STOCK (Cost $15,985,000)		5,818,540

CORPORATE BONDS — 7.57%
BANKS — 0.97%
COMMERCIAL BANKS — 0.97%
Fifth Third Capital Trust IV, 6.50%, 4/15/2067	$28,864,000	9,386,053
USB Capital IX, 6.189%, 4/15/2049	30,816,000	12,172,320

		21,558,373

CAPITAL GOODS — 0.91%
INDUSTRIAL CONGLOMERATES — 0.91%
General Electric Capital Corp., 6.375%, 11/15/2067	41,534,000	20,168,163

		20,168,163

DIVERSIFIED FINANCIALS — 3.16%
CAPITAL MARKETS — 1.17%
Goldman Sachs Capital II, 5.793%, 12/29/2049	50,995,000	21,231,309
Goldman Sachs Capital III, 2.031%, 9/29/2049	15,277,000	4,812,255
DIVERSIFIED FINANCIAL SERVICES — 1.99%
CIT Group, Inc., 5.00%, 2/13/2014	4,011,900	2,299,922
CIT Group, Inc., 5.125%, 9/30/2014	3,695,000	2,233,579
CIT Group, Inc., 5.00%, 2/1/2015	5,879,000	3,579,429
CIT Group, Inc., 5.40%, 1/30/2016	17,808,300	10,673,654
CIT Group, Inc., 5.85%, 9/15/2016	3,028,700	1,713,008
JPMorgan Chase Capital XXI, 2.12%, 2/2/2037	15,502,000	5,976,161
JPMorgan Chase Capital XXIII, 2.238%, 5/15/2047	43,056,000	17,617,267

		70,136,584

FOOD & STAPLES RETAILING — 0.34%
FOOD & STAPLES RETAILING — 0.34%
Rite Aid Corp., 7.50%, 3/1/2017	1,273,000	655,595
Rite Aid Corp., 10.375%, 7/15/2016	11,277,000	6,766,200

		7,421,795

INSURANCE — 0.59%
INSURANCE — 0.59%
Glen Meadow Pass Through, 6.505%, 2/12/2067(1)	36,315,000	8,180,789
Hartford Financial Services Group, 8.125%, 6/15/2038	15,457,000	4,951,805

		13,132,594

TELECOMMUNICATION SERVICES — 1.60%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.60%
Level 3 Financing, Inc., 9.25%, 11/1/2014	51,489,000	35,527,410

		35,527,410

TOTAL CORPORATE BONDS (Cost $179,924,905)		167,944,919

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 6.63%
DIVERSIFIED FINANCIALS — 1.23%
DIVERSIFIED FINANCIAL SERVICES — 1.23%
NASDAQ OMX Group, 2.50%, 8/15/2013	$32,434,000	$27,204,017

		27,204,017

ENERGY — 1.12%
OIL, GAS & CONSUMABLE FUELS — 1.12%
Chesapeake Energy Corp., 2.75%, 11/15/2035	9,406,000	7,101,530
Chesapeake Energy Corp., 2.25%, 12/15/2038	34,366,000	17,698,490

		24,800,020

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.82%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.82%
ON Semiconductor Corp., 2.625%, 12/15/2026	25,812,000	18,229,725

		18,229,725

SOFTWARE & SERVICES — 1.05%
INFORMATION TECHNOLOGY SERVICES — 1.05%
Alliance Data Systems Corp., 1.75%, 8/1/2013(1)	32,925,000	23,253,281

		23,253,281

TELECOMMUNICATION SERVICES — 2.13%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.74%
Level 3 Communications, Inc., 10.00%, 5/1/2011	22,525,000	14,613,094
Level 3 Communications, Inc., 5.25%, 12/15/2011	47,130,000	24,036,300
WIRELESS TELECOMMUNICATION SERVICES — 0.39%
SBA Communications Corp., 1.875%, 5/1/2013(1)	10,856,900	8,685,520

		47,334,914

TRANSPORTATION — 0.28%
AIRLINES — 0.28%
JetBlue Airways Corp., 3.75%, 3/15/2035	7,090,000	6,168,300

		6,168,300

TOTAL CONVERTIBLE BONDS (Cost $139,431,092)		146,990,257

SHORT TERM INVESTMENTS — 1.06%
Intesa Funding, LLC, 0.25%, 4/1/2009	23,500,000	23,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $23,500,000)		23,500,000

TOTAL INVESTMENTS — 99.91% (Cost $3,219,897,310)		$2,215,866,893
OTHER ASSETS LESS LIABILITIES — 0.09%		1,895,052

NET ASSETS — 100.00%		$2,217,761,945

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	March 31, 2009 (Unaudited)

Footnote Legend

+	Non-income producing

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, the aggregate value of these securities in the Fund’s portfolio was $40,119,590, representing 1.81% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR      American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg Value Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$714.70	$5.95
Hypothetical*	$1,000.00	$1,017.99	$7.01
Class B Shares
Actual	$1,000.00	$711.70	$9.61
Hypothetical*	$1,000.00	$1,013.70	$11.31
Class C Shares
Actual	$1,000.00	$712.00	$9.24
Hypothetical*	$1,000.00	$1,014.14	$10.87
Class I Shares
Actual	$1,000.00	$716.30	$4.20
Hypothetical*	$1,000.00	$1,020.04	$4.94
Class R3 Shares
Actual	$1,000.00	$714.60	$5.77
Hypothetical*	$1,000.00	$1,018.20	$6.79
Class R4 Shares
Actual	$1,000.00	$715.30	$5.35
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R5 Shares
Actual	$1,000.00	$716.20	$4.20
Hypothetical*	$1,000.00	$1,020.04	$4.94

†	Expenses are equal to the annualized expense ratio for each class (A: 1.39%; B: 2.25%; C: 2.16%; I: 0.98%; R3: 1.35%; R4: 1.25%; and R5: 0.98%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypotheti-cal account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Value Fund	March 31, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	-42.10%	-5.32%	-0.48%	6.44%
B Shares (Incep: 4/3/00)	-42.84%	-5.52%	—	-3.95%
C Shares (Incep: 10/2/95)	-40.42%	-5.16%	-0.78%	5.98%
I Shares (Incep: 11/2/98)	-39.12%	-4.07%	0.38%	1.88%
R3 Shares (Incep: 7/1/03)	-39.39%	-4.47%	—	-1.52%
R4 Shares (Incep: 2/1/07)	-39.30%	—	—	-24.49%
R5 Shares (Incep: 2/1/05)	-39.15%	—	—	-5.65%
S&P 500 Index (Since: 10/2/95)	-38.09%	-4.76%	-3.00%	4.18%

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report 35

OTHER INFORMATION

Thornburg Value Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

36 Certified Semi-Annual Report

Trustees’ Statement to Shareholders

    Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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38 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report. 39

40 This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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42 This page is not part of the Semi-Annual Report.

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This page is not part of the Semi-Annual Report. 43

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200
TH170

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2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	815-215-269
Class R5	TIVRX	885-215-368

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point – A unit that is equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report. 3

Thornburg International Value Fund

Left to right: Lei Wang, CFA, Bill Fries, CFA,

Wendy Trevisani

KEY PORTFOLIO ATTRIBUTES

As of 3/31/09

Portfolio P/E Trailing 12-months*	11.2x
Portfolio Price to Cash Flow*	6.4
Portfolio Price to Book Value*	1.9
Median Market Cap*	$17.7 B
7-Year Beta (A Shares vs. MSCI EAFE)*	0.92
Holdings	54

*	Source: FactSet

IMPORTANT PERFORMANCE

INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expenses of Class A shares is 1.36%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED MARCH 31, 2009

	1 Yr	3 Yrs	5 Yrs	10 Yrs
A Shares (Incep: 5/28/98)
Without Sales Charge	-41.82%	-8.81%	1.93%	7.17%
With Sales Charge	-44.44%	-10.19%	0.99%	6.67%
MSCI EAFE Index (Since: 5/28/98)	-46.51%	-14.47%	-2.18%	-0.84%

4 This page is not part of the Semi-Annual Report.

generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/09

Top Contributors	Top Detractors
Baidu, Inc. ADR	AXA SA

Teva Pharmaceutical Industries Ltd.	BNP Paribas SA

Redecard SA	National Bank of Greece SA

Covidien Ltd.	Swiss Re

Next plc	Carlsberg AS

Source: FactSet

TOP TEN HOLDINGS

As of 3/31/09

Teva Pharmaceutical Industries Ltd.	4.7%
Novo Nordisk A/S	3.8%
Nestlé SA	3.5%
China Life Insurance Co.	3.2%
Roche Holding AG	2.8%
Reckitt Beckiser plc	2.7%
SAP AG	2.5%
LVMH Moët Hennessy Louis Vuitton	2.5%
Standard Chartered plc	2.5%
Hennes & Mauritz AB	2.5%

This page is not part of the Semi-Annual Report. 5

Thornburg International Value Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6 Certified Semi-Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager	April 21, 2009

Dear Fellow Shareholder:

For the six-month period ended March 31, 2009, the Thornburg International Value Fund (Class A shares at NAV) recorded a return of negative 27.98%, versus a return of negative 31.11% for the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE Index). Our relative outperformance vs. the benchmark provided little consolation.

Wendy Trevisani Co-Portfolio Manager	The sell-off in equities was broad, with every sector of the benchmark posting double digit losses. The decline in financial services stocks was well publicized, as the ongoing credit crisis raised questions about the solvency of many large financial institutions. Other cyclical areas such as industrials and materials created pain for equity investors as well. Health care and telecommunication stocks, traditionally defensive areas of the market, were also impacted, albeit to a lesser degree.
Our financial sector positions in Swiss Re, AXA, BNP Paribas and National Bank of Greece led our list of stocks detracting from performance. Fortunately, an early 2008 exit from a number of other financial holdings, which had approached target valuations, reduced our exposure in the sector to a level somewhat less than that of the benchmark. Swiss Re is no longer held in the portfolio, yet we have added opportunistically to our BNP Paribas and National Bank of Greece positions during the period.

Lei Wang, CFA Co-Portfolio Manager	Global economic slowdown has resulted in demand deterioration for crude oil. While this may be welcomed by consumers for its impact on the price of gasoline, it has also worked to reduce the wholesale prices for electric power, especially in Europe. This price weakness along with the market price of “carbon credits” has weakened the competitive posture of power generators with relatively “green” assets. These pricing dynamics have adversely impacted our investments in European utilities E.ON and Fortum. Oil service holding Schlumberger was also pressured by lower oil prices. Broadly, lower oil prices also pressured our holdings in Russia.

Certified Semi-Annual Report 7

Letter to Shareholders

    Continued

Gazprom, a leading Russian natural gas company, and Carlsberg, the Danish brewer with a strong position in Russia, have subsequently been adversely impacted. Both have been sold from the portfolio.

In such a tough environment, few stocks contributed positively to performance. Recent additions Baidu and Covidien posted positive performance, as did long-time holding Teva Pharmaceuticals. Additional contributions came from Redecard (Brazilian credit card acquirer) and Next plc (U.K. apparel retailer).

Markets did respond favorably late in the period to initiatives implemented by governments and monetary authorities in the United States, Europe, and Asia. Efforts to stimulate economies and to take legacy toxic assets off the balance sheets of large financial institutions were met with renewed confidence. We remain hopeful that these efforts will prove effective. For example, the economic growth in China is encouraging, but in a globally interdependent world, it is not sufficient alone to spark a recovery in developed markets. It is realistic to assume that further equity market recovery will largely depend on the pace of broad business and earnings development.

Our investment approach remains rooted in fundamental research. We have written before that in periods of extreme economic uncertainty, individual share prices can stray from their underlying values. We found that to be the case in late 2008 and early 2009, as equity investors indiscriminately sold their shares. As equities were sold across the board, share prices of our holdings retreated further from our internally established price targets. The bright side of this disheartening market volatility is that it has provided an opportunity to add to a number of positions at larger discounts to their intrinsic value than originally postured.

We continue to search for fresh investment opportunities as well. Our investment goal remains capital appreciation, but we continue to keep downside risk in mind as we evaluate new investments. Our comprehensive approach to value – melding consistent earners, basic values, and emerging franchises in a diversified portfolio – is intended to support this objective. Our consistent earner basket contains stocks with relatively robust business models which are expected to be more resilient in periods of economic uncertainty. Throughout the six-month period, this was the largest weight in the portfolio, as these names held up better than most others. We continue to look for opportunities among basic value and emerging franchise stocks, which we believe should lead when the markets perceive that global economic conditions are improving. With a broad universe of stocks that are out of favor, our prospects of finding attractive investments in companies with solid business models seem favorable.

8 Certified Semi-Annual Report

We acknowledge that until recently, returns have been disappointing on an absolute basis. However, we do retain confidence in our investment philosophy, research process and people. It will take some time to recapture previous stock price levels, but we would like to think we are on our way. Results since the end of the period have been encouraging. Thank you for your trust and confidence.

We invite you to visit our web site at www.thornburg.com, where you will find additional information about the Thornburg International Value Fund, as well as other Thornburg investment products.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $13,762,381,553) (Note 2)	$10,088,115,676
Cash	9,527,405
Receivable for investments sold	4,200,944
Receivable for fund shares sold	54,297,639
Unrealized gain on forward exchange contracts (Note 7)	21,864,608
Dividends receivable	49,418,402
Interest receivable	326,580
Prepaid expenses and other assets	201,260

Total Assets	10,227,952,514

LIABILITIES
Payable for securities purchased	30,546,963
Payable for fund shares redeemed	23,626,429
Unrealized loss on forward exchange contracts (Note 7)	13,813,454
Payable to investment advisor and other affiliates (Note 3)	8,030,649
Accounts payable and accrued expenses	6,503,299
Dividends payable	8,414

Total Liabilities	82,529,208

NET ASSETS	$10,145,423,306

NET ASSETS CONSIST OF:
Undistributed net investment income	$13,404,099
Net unrealized depreciation on investments	(3,667,027,571)
Accumulated net realized gain (loss)	(2,299,823,123)
Net capital paid in on shares of beneficial interest	16,098,869,901

$10,145,423,306

10 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($3,544,635,343 applicable to 208,309,241 shares of beneficial interest outstanding - Note 4)	$17.02
Maximum sales charge, 4.50% of offering price	0.80

Maximum offering price per share	$17.82

Class B Shares:
Net asset value and offering price per share * ($60,159,518 applicable to 3,749,722 shares of beneficial interest outstanding - Note 4)	$16.04

Class C Shares:
Net asset value and offering price per share * ($1,104,358,370 applicable to 68,547,385 shares of beneficial interest outstanding - Note 4)	$16.11

Class I Shares:
Net asset value, offering and redemption price per share ($3,707,518,809 applicable to 213,181,359 shares of beneficial interest outstanding - Note 4)	$17.39

Class R3 Shares:
Net asset value, offering and redemption price per share ($676,102,122 applicable to 39,651,116 shares of beneficial interest outstanding - Note 4)	$17.05

Class R4 Shares:
Net asset value, offering and redemption price per share ($245,570,948 applicable to 14,475,583 shares of beneficial interest outstanding - Note 4)	$16.96

Class R5 Shares:
Net asset value, offering and redemption price per share ($807,078,196 applicable to 46,472,561 shares of beneficial interest outstanding - Note 4)	$17.37

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 11

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $8,447,547)	$86,109,120
Interest income	3,923,258

Total Income	90,032,378

EXPENSES:
Investment advisory fees (Note 3)	37,588,195
Administration fees (Note 3)
Class A Shares	2,433,279
Class B Shares	42,988
Class C Shares	800,559
Class I Shares	957,545
Class R3 Shares	439,782
Class R4 Shares	133,041
Class R5 Shares	194,567
Distribution and service fees (Note 3)
Class A Shares	4,840,931
Class B Shares	341,938
Class C Shares	6,372,722
Class R3 Shares	1,756,207
Class R4 Shares	266,376
Transfer agent fees
Class A Shares	5,200,750
Class B Shares	88,990
Class C Shares	1,417,960
Class I Shares	2,505,050
Class R3 Shares	1,310,130
Class R4 Shares	519,001
Class R5 Shares	958,320
Registration and filing fees
Class A Shares	22,735
Class B Shares	9,068
Class C Shares	18,640
Class I Shares	92,320
Class R3 Shares	13,164
Class R4 Shares	11,051
Class R5 Shares	13,555
Custodian fees (Note 3)	1,698,701
Professional fees	171,326
Accounting fees	270,560
Trustee fees	191,000
Other expenses	675,136

Total Expenses	71,355,587
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,958,128)
Fees paid indirectly (Note 3)	(267,401)

Net Expenses	69,130,058

Net Investment Income	$20,902,320

12 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Six Months Ended March 31, 2009 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(1,822,290,704)
Foreign currency transactions	347,275,177

(1,475,015,527)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,515,677,554)
Foreign currency translations	(107,411,166)

(2,623,088,720)

Net Realized and Unrealized Loss	(4,098,104,247)

Net Decrease in Net Assets Resulting From Operations	$(4,077,201,927)

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$20,902,320	$220,879,180
Net realized loss on investments and foreign currency transactions	(1,475,015,527)	(808,936,421)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(2,623,088,720)	(4,947,975,765)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,077,201,927)	(5,536,033,006)
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(8,001,653)	(75,245,625)
Class B Shares	(12,512)	(664,681)
Class C Shares	(348,549)	(13,733,669)
Class I Shares	(12,166,912)	(86,528,884)
Class R3 Shares	(1,344,710)	(10,260,007)
Class R4 Shares	(503,409)	(2,772,322)
Class R5 Shares	(2,562,470)	(13,817,161)
From realized gains
Class A Shares	—	(600,769,404)
Class B Shares	—	(11,739,966)
Class C Shares	—	(203,158,109)
Class I Shares	—	(426,254,876)
Class R3 Shares	—	(85,519,217)
Class R4 Shares	—	(4,805,028)
Class R5 Shares	—	(39,612,380)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(447,374,559)	1,289,526,844
Class B Shares	(11,089,123)	15,813,625
Class C Shares	(236,303,805)	509,105,066
Class I Shares	(4,430,494)	2,388,464,998
Class R3 Shares	32,620,032	349,026,118
Class R4 Shares	85,304,576	262,833,310
Class R5 Shares	136,844,740	844,102,498

Net Decrease in Net Assets	(4,546,570,775)	(1,452,041,876)
NET ASSETS:
Beginning of period	14,691,994,081	16,144,035,957

End of period	$10,145,423,306	$14,691,994,081

Undistributed net investment income	$13,404,099	$17,441,994

*	Unaudited.

See notes to financial statements.

14 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$9,467,915,954	$167,547
Level 2 - Other Significant Observable Inputs	620,199,722	8,051,154
Level 3 - Significant Unobservable Inputs	—	—

Total	$10,088,115,676	$8,218,701

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $3,446 for Class I shares, $1,055,125 for Class R3 shares, $396,570 for Class R4 shares, and $502,987 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned net commissions aggregating $81,282 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $289,389 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $267,401.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	48,335,327	$873,613,508	108,956,029	$3,391,672,055
Shares issued to shareholders in reinvestment of dividends	362,930	6,690,806	18,277,901	582,600,796
Shares repurchased	(73,052,171)	(1,327,746,556)	(91,613,103)	(2,684,825,344)
Redemption fees received**	—	67,683	—	79,337

Net Increase (Decrease)	(24,353,914)	$(447,374,559)	35,620,827	$1,289,526,844

Class B Shares
Shares sold	161,568	$2,763,305	839,348	$25,311,160
Shares issued to shareholders in reinvestment of dividends	482	8,389	287,761	8,760,191
Shares repurchased	(816,607)	(13,862,012)	(669,684)	(18,259,141)
Redemption fees received**	—	1,195	—	1,415

Net Increase (Decrease)	(654,557)	$(11,089,123)	457,425	$15,813,625

Class C Shares
Shares sold	6,778,850	$116,978,616	27,283,818	$819,809,729
Shares issued to shareholders in reinvestment of dividends	12,601	220,662	4,272,790	130,242,728
Shares repurchased	(20,702,414)	(353,525,331)	(16,133,810)	(440,973,314)
Redemption fees received**	—	22,248	—	25,923

Net Increase (Decrease)	(13,910,963)	$(236,303,805)	15,422,798	$509,105,066

Class I Shares
Shares sold	62,185,501	$1,143,705,854	114,796,742	$3,562,363,852
Shares issued to shareholders in reinvestment of dividends	434,590	8,174,949	10,634,700	342,652,908
Shares repurchased	(62,568,689)	(1,156,378,076)	(51,339,452)	1,516,614,397
Redemption fees received**	—	66,779	—	62,635

Net Increase (Decrease)	51,402	$(4,430,494)	74,091,990	$2,388,464,998

Class R3 Shares
Shares sold	10,601,426	$193,776,402	22,845,687	$711,229,882
Shares issued to shareholders in reinvestment of dividends	63,240	1,168,042	2,601,406	82,998,888
Shares repurchased	(9,023,113)	(162,336,705)	(14,653,445)	(445,214,207)
Redemption fees received**	—	12,293	—	11,555

Net Increase (Decrease)	1,641,553	$32,620,032	10,793,648	$349,026,118

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	7,471,734	$134,989,623	10,423,276	$310,505,054
Shares issued to shareholders in reinvestment of dividends	19,283	354,221	199,073	6,047,020
Shares repurchased	(2,842,974)	(50,042,983)	(1,883,686)	(53,720,408)
Redemption fees received**	—	3,715	—	1,644

Net Increase (Decrease)	4,648,043	$85,304,576	8,738,663	$262,833,310

Class R5 Shares
Shares sold	15,545,028	$290,414,620	33,390,724	$1,036,104,971
Shares issued to shareholders in reinvestment of dividends	124,129	2,332,379	1,568,885	49,576,729
Shares repurchased	(8,319,104)	(155,915,821)	(8,111,555)	(241,587,993)
Redemption fees received**	—	13,562	—	8,791

Net Increase (Decrease)	7,350,053	$136,844,740	26,848,054	$844,102,498

**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,441,336,344 and $1,336,878,844, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$13,762,381,553

Gross unrealized appreciation on a tax basis	$374,348,269
Gross unrealized depreciation on a tax basis	(4,048,614,146)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,674,265,877

At March 31, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $5,830,128 and $709,222,026, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2009, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	625,491,000	6/16/2009	$833,699,440	$2,596,640	$—
Euro Dollar	Buy	350,779,000	6/16/2009	479,900,750	—	(13,813,454)
Euro Dollar	Buy	137,224,000	6/16/2009	176,452,225	5,880,136	—
Great Britain Pound	Sell	123,625,000	6/19/2009	189,461,494	12,030,783	—
Mexican Peso	Sell	3,415,900,000	5/29/2009	240,007,026	1,357,049	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$21,864,608	$(13,813,454)

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	Six Months Ended March 31, 2009*	Year Ended September 30,
		2008	2007	2006	2005	2004
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.68	$36.09	$26.51	$22.80	$18.18	$14.95
Income from investment operations:
Net investment income (loss)	0.02	0.37	0.27	0.32	0.18	0.15
Net realized and unrealized gain (loss) on investments	(6.64)	(9.59)	10.25	4.00	4.63	3.08
Total from investment operations	(6.62)	(9.22)	10.52	4.32	4.81	3.23
Less dividends from:
Net investment income	(0.04)	(0.31)	(0.29)	(0.21)	(0.19)	—
Net realized gains	—	(2.88)	(0.65)	(0.40)	—	—
Total dividends	(0.04)	(3.19)	(0.94)	(0.61)	(0.19)	—
Change in net asset value	(6.66)	(12.41)	9.58	3.71	4.62	3.23
NET ASSET VALUE, end of period	$17.02	$23.68	$36.09	$26.51	$22.80	$18.18
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(27.98)	(27.77)	40.64	19.30	26.51	21.61
Ratios to average net assets:
Net investment income (loss) (%)	0.26 (b)	1.23	0.88	1.25	0.87	0.88
Expenses, after expense reductions (%)	1.40 (b)	1.28	1.29	1.33	1.44	1.49
Expenses, after expense reductions and net of custody credits (%)	1.39 (b)	1.28	1.29	1.33	1.44	1.49
Expenses, before expense reductions (%)	1.40 (b)	1.28	1.29	1.33	1.44	1.51
Portfolio turnover rate (%)	13.11	27.31	64.77	36.58	34.17	35.84
Net assets at end of period (thousands)	$3,544,635	$5,510,070	$7,111,205	$4,261,892	$2,205,924	$948,631

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,
			2008	2007	2006	2005	2004
Class B Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$22.37		$34.33	$25.28	$21.82	$17.39	$14.43
Income from investment operations:
Net investment income (loss)	(0.04)		0.13	0.03	0.11	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(6.29)		(9.06)	9.75	3.81	4.44	2.98
Total from investment operations	(6.33)		(8.93)	9.78	3.92	4.45	2.96
Less dividends from:
Net investment income	(0.00	)(a)	(0.15)	(0.08)	(0.06)	(0.02)	—
Net realized gains	—		(2.88)	(0.65)	(0.40)	—	—
Total dividends	(0.00)		(3.03)	(0.73)	(0.46)	(0.02)	—
Change in net asset value	(6.33)		(11.96)	9.05	3.46	4.43	2.96
NET ASSET VALUE, end of period	$16.04		$22.37	$34.33	$25.28	$21.82	$17.39
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(28.28)		(28.33)	39.55	18.32	25.59	20.51
Ratios to average net assets:
Net investment income (loss) (%)	(0.52	)(c)	0.44	0.11	0.44	0.04	(0.12)
Expenses, after expense reductions (%)	2.16	(c)	2.04	2.06	2.13	2.26	2.36
Expenses, after expense reductions and net of custody credits (%)	2.15	(c)	2.04	2.06	2.13	2.25	2.36
Expenses, before expense reductions (%)	2.16	(c)	2.04	2.06	2.13	2.27	2.42
Portfolio turnover rate (%)	13.11		27.31	64.77	36.58	34.17	35.84
Net assets at end of period (thousands)	$60,160		$98,541	$135,486	$82,799	$47,306	$22,181

(a)	Dividends from net investment income per share were less than $(0.01).

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,
			2008	2007	2006	2005	2004
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$22.46		$34.45	$25.37	$21.89	$17.46	$14.47
Income from investment operations:
Net investment income (loss)	(0.04)		0.15	0.05	0.13	0.03	0.01
Net realized and unrealized gain (loss) on investments	(6.31)		(9.10)	9.78	3.82	4.45	2.98
Total from investment operations	(6.35)		(8.95)	9.83	3.95	4.48	2.99
Less dividends from:
Net investment income	(0.00	)(a)	(0.16)	(0.10)	(0.07)	(0.05)	—
Net realized gains	—		(2.88)	(0.65)	(0.40)	—	—
Total dividends	(0.00)		(3.04)	(0.75)	(0.47)	(0.05)	—
Change in net asset value	(6.35)		(11.99)	9.08	3.48	4.43	2.99
NET ASSET VALUE, end of period	$16.11		$22.46	$34.45	$25.37	$21.89	$17.46
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(28.25)		(28.28)	39.63	18.41	25.65	20.66
Ratios to average net assets:
Net investment income (loss) (%)	(0.47	)(c)	0.50	0.17	0.55	0.16	0.04
Expenses, after expense reductions (%)	2.10	(c)	2.00	2.01	2.06	2.16	2.26
Expenses, after expense reductions and net of custody credits (%)	2.09	(c)	2.00	2.01	2.05	2.15	2.26
Expenses, before expense reductions (%)	2.10	(c)	2.00	2.01	2.06	2.16	2.26
Portfolio turnover rate (%)	13.11		27.31	64.77	36.58	34.17	35.84
Net assets at end of period (thousands)	$1,104,358		$1,852,185	$2,309,487	$1,290,250	$635,833	$243,955

(a)	Dividends from net investment income per share were less than $(0.01).

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Six Months Ended March 31, 2009*	Year Ended September 30,
		2008	2007	2006	2005	2004
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$24.18	$36.77	$26.99	$23.19	$18.48	$15.13
Income from investment operations:
Net investment income (loss)	0.07	0.51	0.41	0.43	0.28	0.24
Net realized and unrealized gain (loss) on investments	(6.80)	(9.79)	10.42	4.06	4.72	3.11
Total from investment operations	(6.73)	(9.28)	10.83	4.49	5.00	3.35
Less dividends from:
Net investment income	(0.06)	(0.43)	(0.40)	(0.29)	(0.29)	—
Net realized gains	—	(2.88)	(0.65)	(0.40)	—	—
Total dividends	(0.06)	(3.31)	(1.05)	(0.69)	(0.29)	—
Change in net asset value	(6.79)	(12.59)	9.78	3.80	4.71	3.35
NET ASSET VALUE, end of period	$17.39	$24.18	$36.77	$26.99	$23.19	$18.48
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(27.86)	(27.45)	41.17	19.76	27.15	22.14
Ratios to average net assets:
Net investment income (loss) (%)	0.75 (b)	1.64	1.32	1.67	1.32	1.35
Expenses, after expense reductions (%)	0.94 (b)	0.89	0.90	0.94	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.93 (b)	0.89	0.90	0.94	0.99	0.99
Expenses, before expense reductions (%)	0.94 (b)	0.89	0.90	0.94	1.02	1.11
Portfolio turnover rate (%)	13.11	27.31	64.77	36.58	34.17	35.84
Net assets at end of period (thousands)	$3,707,519	$5,152,506	$5,113,109	$2,034,453	$892,216	$293,583

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Six Months Ended March 31, 2009*	Year Ended September 30,
		2008	2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.73	$36.18	$26.58	$22.88	$18.28	$15.01
Income from investment operations:
Net investment income (loss)	0.02	0.33	0.23	0.33	0.21	0.19
Net realized and unrealized gain (loss) on investments	(6.67)	(9.63)	10.26	3.97	4.63	3.08
Total from investment operations	(6.65)	(9.30)	10.49	4.30	4.84	3.27
Less dividends from:
Net investment income	(0.03)	(0.27)	(0.24)	(0.20)	(0.24)	—
Net realized gains	—	(2.88)	(0.65)	(0.40)	—	—
Total dividends	(0.03)	(3.15)	(0.89)	(0.60)	(0.24)	—
Change in net asset value	(6.68)	(12.45)	9.60	3.70	4.60	3.27
NET ASSET VALUE, end of period	$17.05	$23.73	$36.18	$26.58	$22.88	$18.28
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(28.02)	(27.90)	40.43	19.15	26.54	21.79
Ratios to average net assets:
Net investment income (loss) (%)	0.25 (b)	1.07	0.75	1.29	0.99	1.08
Expenses, after expense reductions (%)	1.45 (b)	1.45	1.45	1.45	1.45	1.45
Expenses, after expense reductions and net of custody credits (%)	1.45 (b)	1.45	1.45	1.45	1.45	1.45
Expenses, before expense reductions (%)	1.75 (b)	1.62	1.61	1.61	1.72	2.42
Portfolio turnover rate (%)	13.11	27.31	64.77	36.58	34.17	35.84
Net assets at end of period (thousands)	$676,102	$902,150	$984,587	$445,081	$118,436	$11,207

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Six Months Ended March 31, 2009*	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class R4 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.60	$36.02	$28.86
Income from investment operations:
Net investment income (loss)	0.05	0.44	0.09
Net realized and unrealized gain (loss) on investments	(6.65)	(9.62)	7.36
Total from investment operations	(6.60)	(9.18)	7.45
Less dividends from:
Net investment income	(0.04)	(0.36)	(0.29)
Net realized gains	—	(2.88)	—
Total dividends	(0.04)	(3.24)	(0.29)
Change in net asset value	(6.64)	(12.42)	7.16
NET ASSET VALUE, end of period	$16.96	$23.60	$36.02
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(27.96)	(27.73)	25.90
Ratios to average net assets:
Net investment income (loss) (%)	0.56 (c)	1.51	0.42	(c)
Expenses, after expense reductions (%)	1.25 (c)	1.25	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.25 (c)	1.25	1.25	(c)
Expenses, before expense reductions (%)	1.63 (c)	1.40	1.70	(c)
Portfolio turnover rate (%)	13.11	27.31	64.77
Net assets at end of period (thousands)	$245,571	$231,960	$39,217

(a)	Effective date of this class of shares was February 1, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

26 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Six Months Ended March 31, 2009*	Year Ended September 30,			Period Ended Sept. 30, 2005(a)
		2008	2007	2006
Class R5 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$24.14	$36.74	$26.97	$23.18	$20.37
Income from investment operations:
Net investment income (loss)	0.07	0.50	0.43	0.45	0.16
Net realized and unrealized gain (loss) on investments	(6.78)	(9.81)	10.39	4.03	2.84
Total from investment operations	(6.71)	(9.31)	10.82	4.48	3.00
Less dividends from:
Net investment income	(0.06)	(0.41)	(0.40)	(0.29)	(0.19)
Net realized gains	—	(2.88)	(0.65)	(0.40)	—
Total dividends	(0.06)	(3.29)	(1.05)	(0.69)	(0.19)
Change in net asset value	(6.77)	(12.60)	9.77	3.79	2.81
NET ASSET VALUE, end of period	$17.37	$24.14	$36.74	$26.97	$23.18
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(27.81)	(27.54)	41.13	19.72	14.72
Ratios to average net assets:
Net investment income (loss) (%)	0.81 (c)	1.65	1.33	1.76	1.10	(c)
Expenses, after expense reductions (%)	0.92 (c)	0.99	0.94	0.95	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.92 (c)	0.99	0.94	0.95	0.99	(c)
Expenses, before expense reductions (%)	1.05 (c)	1.01	0.95	0.96	2.13	(c)
Portfolio turnover rate (%)	13.11	27.31	64.77	36.58	34.17
Net assets at end of period (thousands)	$807,078	$944,582	$450,944	$48,699	$14,458

(a)	Effective date of this class of shares was February 1, 2005.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	March 31, 2009 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/09

Telecommunication Services	13.3%
Pharmaceuticals, Biotechnology & Life Sciences	13.0%
Food, Beverage & Tobacco	8.5%
Software & Services	8.2%
Banks	7.1%
Insurance	4.4%
Capital Goods	4.1%
Materials	3.0%
Health Care Equipment & Services	2.8%
Diversified Financials	2.8%
Household & Personal Products	2.7%
Consumer Services	2.7%
Technology Hardware & Equipment	2.5%
Consumer Durables & Apparel	2.5%
Energy	2.5%
Retailing	2.5%
Utilities	2.4%
Transportation	2.1%
Automobiles & Components	2.0%
Food & Staples Retailing	1.8%
Media	1.1%
Semiconductors & Semiconductor Equipment	0.8%
Other Assets & Cash Equivalents	7.2%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/09 (percent of equity holdings)

United Kingdom	17.7%
Switzerland	11.6%
France	11.1%
China	8.7%
Canada	7.5%
Japan	7.0%
Denmark	5.3%
Germany	5.3%
Israel	5.1%
Mexico	3.4%
Finland	3.2%
Sweden	2.7%
Spain	2.6%
Greece	2.2%
Brazil	1.9%
Hong Kong	1.8%
Turkey	1.3%
Netherlands	1.1%
Bermuda	0.5%

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 92.83%
AUTOMOBILES & COMPONENTS — 1.99%
AUTOMOBILES — 1.99%
Toyota Motor Corp.	6,411,100	$202,077,406

		202,077,406

BANKS — 7.11%
COMMERCIAL BANKS — 7.11%
BNP Paribas SA	4,095,100	169,316,133
China Merchants Bank Co., Ltd.	87,630,503	152,408,740
National Bank of Greece SA	9,538,937	144,603,853
Standard Chartered plc	20,529,927	255,248,060

		721,576,786

CAPITAL GOODS — 4.09%
AEROSPACE & DEFENSE — 0.69%
Empresa Brasileira de Aeronáutica SA ADR	5,302,345	70,362,118
ELECTRICAL EQUIPMENT — 1.15%
Vestas Wind Systems A/S+	2,656,671	116,571,578
MACHINERY — 2.25%
Fanuc Ltd.	2,369,307	158,695,817
Komatsu Ltd.	6,405,655	69,243,328

		414,872,841

CONSUMER DURABLES & APPAREL — 2.52%
TEXTILES, APPAREL & LUXURY GOODS — 2.52%
LVMH Moët Hennessy Louis Vuitton SA	4,070,011	255,716,727

		255,716,727

CONSUMER SERVICES — 2.66%
HOTELS, RESTAURANTS & LEISURE— 2.66%
Carnival plc	8,974,400	204,099,137
OPAP SA	2,508,030	66,043,581

		270,142,718

DIVERSIFIED FINANCIALS — 2.82%
CAPITAL MARKETS — 1.12%
Julius Baer Holding AG	4,631,169	113,917,888
DIVERSIFIED FINANCIAL SERVICES — 1.70%
Hong Kong Exchanges & Clearing Ltd.	18,227,900	171,799,357

		285,717,245

ENERGY — 2.51%
ENERGY EQUIPMENT & SERVICES — 1.02%
Schlumberger Ltd.	2,550,772	103,612,359
OIL, GAS & CONSUMABLE FUELS — 1.49%
Canadian Natural Resources Ltd.	3,884,200	150,679,110

		254,291,469

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 1.80%
FOOD & STAPLES RETAILING — 1.80%
Wal-Mart de Mexico SAB de C.V.	78,180,000	$182,521,186

		182,521,186

FOOD, BEVERAGE & TOBACCO — 8.46%
BEVERAGES — 1.27%
Sabmiller plc	8,615,750	128,197,136
FOOD PRODUCTS — 5.64%
Groupe Danone	4,361,800	212,447,903
Nestlé SA	10,646,000	359,885,865
TOBACCO — 1.55%
British American Tobacco plc	6,809,690	157,604,345

		858,135,249

HEALTH CARE EQUIPMENT & SERVICES — 2.84%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.74%
Covidien Ltd.	1,338,208	44,482,034
Smith & Nephew plc	21,348,825	132,331,795
HEALTH CARE PROVIDERS & SERVICES — 1.10%
Fresenius Medical Care AG & Co.	2,854,900	110,983,767

		287,797,596

HOUSEHOLD & PERSONAL PRODUCTS — 2.69%
HOUSEHOLD PRODUCTS — 2.69%
Reckitt Benckiser plc	7,250,378	272,459,921

		272,459,921

INSURANCE — 4.45%
INSURANCE — 4.45%
AXA	10,210,100	122,764,504
China Life Insurance Co.	98,986,200	328,225,601

		450,990,105

MATERIALS — 3.05%
CHEMICALS — 3.05%
Air Liquide SA	1,294,376	105,323,511
Givaudan SA	177,329	91,912,598
Potash Corp. of Saskatchewan, Inc.	1,386,800	112,067,308

		309,303,417

MEDIA — 1.14%
MEDIA — 1.14%
British Sky Broadcasting Group plc	18,616,720	115,797,384

		115,797,384

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 13.02%
PHARMACEUTICALS — 13.02%
Novartis AG	4,761,996	180,222,075
Novo Nordisk A/S	7,970,350	381,716,977
Roche Holding AG	2,048,700	281,127,066
Teva Pharmaceutical Industries Ltd. ADR	10,619,100	478,390,455

		1,321,456,573

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
RETAILING — 2.47%
SPECIALTY RETAIL — 2.47%
Hennes & Mauritz AB	6,663,487	$250,507,030

		250,507,030

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.74%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.74%
Arm Holdings plc	50,986,100	74,986,336

		74,986,336

SOFTWARE & SERVICES — 8.24%
INFORMATION TECHNOLOGY SERVICES — 1.08%
Redecard SA	9,067,300	109,640,162
INTERNET SOFTWARE & SERVICES — 1.14%
Baidu, Inc. ADR+	657,800	116,167,480
SOFTWARE — 6.02%
Amdocs Ltd.+	6,593,900	122,119,028
Nintendo Co., Ltd.	799,231	229,712,804
SAP AG	7,290,861	258,439,495

		836,078,969

TECHNOLOGY HARDWARE & EQUIPMENT — 2.53%
COMMUNICATIONS EQUIPMENT — 1.91%
Nokia Oyj	16,481,900	194,452,925
COMPUTERS & PERIPHERALS — 0.62%
Logitech International SA+	6,057,621	62,742,117

		257,195,042

TELECOMMUNICATION SERVICES — 13.27%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.18%
France Telecom SA	7,895,275	179,897,706
Telefónica SA	12,229,900	244,054,646
WIRELESS TELECOMMUNICATION SERVICES — 9.09%
América Móvil SAB de C.V. ADR	5,173,344	140,094,156
China Mobile Ltd.	25,144,172	219,467,297
Rogers Communications, Inc.	10,259,100	236,379,168
Turkcell	25,027,800	122,674,226
Vodafone Group plc ADR	11,719,483	204,153,394

		1,346,720,593

TRANSPORTATION — 2.08%
ROAD & RAIL — 2.08%
Canadian National Railway Co.	5,889,800	211,150,825

		211,150,825

UTILITIES — 2.35%
ELECTRIC UTILITIES — 2.35%
E. ON AG	4,614,901	128,206,682
Fortum Oyj	5,780,828	110,213,854

		238,420,536

TOTAL COMMON STOCK (Cost $13,092,181,831)		9,417,915,954

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 6.61%
AGL Capital Corp., 0.75%, 4/1/2009	$50,000,000	$50,000,000
California State Department of Water Resources, put 4/7/2009 (Insured: FSA/SPA: Dexia Credit Local) (weekly demand notes), 2.00%, 5/1/2022	32,500,000	32,500,000
California State, put 4/7/2009 (LOC: Bank of America) (weekly demand notes), 0.30%, 5/1/2040	12,975,000	12,975,000
Chevron Phillips Chemical Co., LLC, 0.80%, 4/1/2009	30,000,000	30,000,000
Chicago GO, put 4/7/2009 (Insured: FSA/SPA: Dexia Credit Local) (weekly demand notes), 1.50%, 1/1/2040	66,840,000	66,840,000
Clark County School District GO, put 4/1/2009 (Insured: FSA/SPA: Bayerische Landesbank) (daily demand notes), 0.60%, 6/15/2021	1,700,000	1,700,000
Devon Energy Corp., 0.60%, 4/1/2009	36,000,000	36,000,000
Farmington PCR, put 4/1/2009 (LOC: Barclays Bank) (daily demand notes), 0.35%, 5/1/2024	8,600,000	8,600,000
JEA Florida Electric Systems, put 4/7/2009 (SPA: Dexia Credit Local) (weekly demand notes), 1.50%, 10/1/2040	6,570,000	6,570,000
JEA Florida Electrical Services, put 4/7/2009 (SPA: Dexia Credit Local) (weekly demand notes), 1.50%, 10/1/2036	14,050,000	14,050,000
Kansas City Power & Light, 2.30%, 4/1/2009	25,000,000	25,000,000
Lehigh County Pennsylvania, put 4/1/2009 (Muhlenberg College; LOC: Bank of America) (daily demand notes), 0.35%, 11/1/2037	16,430,000	16,430,000
Maryland State Health & Higher Educational Facilities Authority, put 4/7/2009 (Univ. of Maryland Medical; LOC: Bank of America) (weekly demand notes), 0.50%, 7/1/2034	20,795,000	20,795,000
Mississippi State, put 4/7/2009 (Nissan; Insured: Bank of America) (weekly demand notes), 1.15%, 11/1/2028	30,700,000	30,700,000
Nevada Department of Business & Industry, put 4/7/2009 (NV Cancer Institute; LOC: Bank of America) (weekly demand notes), 0.55%, 12/1/2033	12,000,000	12,000,000
New York City GO, put 4/1/2009 (Insured: FSA/SPA: Dexia Credit Local) (daily demand notes), 0.50%, 11/1/2026	8,000,000	8,000,000
New York City Municipal Water Finance Authority, put 4/1/2009 (SPA: Dexia Credit Local) (daily demand notes), 1.00%, 6/15/2032	9,000,000	9,000,000
New York State Local Government Assistance Corp., put 4/7/2009 (Insured: FSA GO of Corp./SPA: Westlb AG) (weekly demand notes), 1.30%, 4/1/2022	25,600,000	25,600,000
New York, NY, 4/1/2009 (SPA: Dexia Credit Local) (daily demand notes), 0.90%, 8/1/2028	39,300,000	39,300,000
Pepco Holdings, Inc., 2.75%, 4/9/2009	25,000,000	24,984,722
San Diego County CA Pension Obligation, put 4/7/2009 (SPA: Landesbank Baden) (weekly demand notes), 2.25%, 8/15/2027	9,400,000	9,400,000
South Fulton Georgia Municipal Water & Sewer Authority, put 4/7/2009 (LOC: Bank of America) (weekly demand notes), 0.55%, 1/1/2033	14,755,000	14,755,000
Toyota Motor Credit Corp. Master Note, put 4/7/2009 (weekly demand notes), 1.178%, 1/1/2050	50,000,000	50,000,000
Vodafone Group plc, 0.55%, 4/1/2009	125,000,000	125,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $670,199,722)		670,199,722

TOTAL INVESTMENTS — 99.44% (Cost $13,762,381,553)		$10,088,115,676
OTHER ASSETS LESS LIABILITIES — 0.56%		57,307,630

NET ASSETS — 100.00%		$10,145,423,306

32 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	March 31, 2009 (Unaudited)

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
LOC	Letter of Credit
PCR	Pollution Control Revenue Bond

See notes to financial statements.

Certified Semi-Annual Report 33

EXPENSE EXAMPLE

Thornburg International Value Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$720.20	$5.97
Hypothetical*	$1,000.00	$1,018.00	$7.00
Class B Shares
Actual	$1,000.00	$717.20	$9.22
Hypothetical*	$1,000.00	$1,014.19	$10.81
Class C Shares
Actual	$1,000.00	$717.50	$8.96
Hypothetical*	$1,000.00	$1,014.49	$10.51
Class I Shares
Actual	$1,000.00	$721.40	$4.01
Hypothetical*	$1,000.00	$1,020.27	$4.71
Class R3 Shares
Actual	$1,000.00	$719.80	$6.21
Hypothetical*	$1,000.00	$1,017.70	$7.29
Class R4 Shares
Actual	$1,000.00	$720.40	$5.36
Hypothetical*	$1,000.00	$1,018.70	$6.29
Class R5 Shares
Actual	$1,000.00	$721.90	$3.95
Hypothetical*	$1,000.00	$1,020.35	$4.63

†	Expenses are equal to the annualized expense ratio for each class (A: 1.39%; B: 2.15%; C: 2.09%; I: 0.93%; R3: 1.45%; R4: 1.25%; and R5: 0.92%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34 Certified Semi-Annual Report

INDEX COMPARISON

Thornburg International Value Fund	March 31, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	-44.44%	0.99%	6.67%	5.59%
B Shares (Incep: 4/3/00)	-45.15%	0.76%	—	1.71%
C Shares (Incep: 5/28/98)	-42.82%	1.18%	6.30%	5.17%
I Shares (Incep: 3/30/01)	-41.58%	2.35%	—	4.60%
R3 Shares (Incep: 7/1/03)	-41.88%	1.83%	—	7.03%
R4 Shares (Incep: 2/1/07)	-41.78%	—	—	-17.77%
R5 Shares (Incep: 2/1/05)	-41.61%	—	—	0.33%
MSCI EAFE Index (Since: 5/28/98)	-46.51%	-2.18%	-0.84%	-0.26%

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, market capitalization weighted index and is the common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, broker- age commissions or other expenses of investing. Investors may not make direct investments into any index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Certified Semi-Annual Report 35

OTHER INFORMATION

Thornburg International Value Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

36 Certified Semi-Annual Report

Trustees’ Statement to Shareholders

    Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Semi-Annual Report. 37

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40 This page is not part of the Semi-Annual Report.

Planning Options

    Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report. 41

42 This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report. 43

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200
Distributor: Thornburg Securities Corporation® 800.847.0200
TH176

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2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – Unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Estimated EPS Growth – The estimated growth in earnings per share (EPS) over a given time period. For example, estimated EPS growth for a single year would be calculated as: [(estimated earnings for the upcoming year - current earnings) x 100] divided by current earnings.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Selection Effect – The portion of portfolio excess return attributable to choosing different securities within groups from the benchmark. A group’s selection effect equals the weight of the benchmark’s group multiplied by the total return of the portfolio’s group minus the total return of the benchmark’s group.

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Thornburg Core Growth Fund

PORTFOLIO MANAGER

Alexander M.V. Motola, CFA

KEY PORTFOLIO ATTRIBUTES

As of 3/31/09

Portfolio P/E Trailing 12-months*	16.1x
Portfolio Price to Cash Flow*	9.1
Portfolio Price to Book Value*	2.4
Median Market Cap*	$5.5 B
7-Year Beta (A shares vs. Russell 3K G)*	1.14
Holdings	36

*	Source: FactSet

IMPORTANT PERFORMANCE

INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.65%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time. Without these waivers, returns would be lower.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: Consistent Growth Companies, Growth Industry Leaders, and Emerging Growth Companies. By limiting the number of securities, the Fund’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED MARCH 31, 2009

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	-40.91%	-16.41%	-2.29%	-2.38%
With Sales Charge	-43.58%	-17.69%	-3.19%	-2.92%
Russell 3000 Growth
Index (since: 12/27/00)	-34.42%	-11.70%	-4.44%	-5.98%

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How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/09

Top Contributors	Top Detractors

SBA Communications Corp.	Western Union Co.

Starent Networks Corp.	Las Vegas Sands Corp.

Hansen Natural Corp.	Amdocs Ltd.

Goldman Sachs Group, Inc.	Guess? Inc.

Genentech	VistaPrint Ltd.

Source: FactSet

TOP TEN HOLDINGS

As of 3/31/09

Equinix, Inc.	4.4%
Gilead Sciences, Inc.	4.2%
Qualcomm, Inc.	3.9%
Amdocs Ltd.	3.6%
McAfee, Inc.	3.5%
Alexion Pharmaceuticals, Inc.	3.3%
Western Union Co.	3.3%
DIRECTV Group, Inc.	3.2%
Celgene Corp.	3.2%
Research In Motion Ltd.	3.2%

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Thornburg Core Growth Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager	April 22, 2009
Dear Fellow Shareholder:

For the six months ended March 31, 2009, the Thornburg Core Growth Fund performed poorly in both relative and absolute terms. On March 31, 2009, the net asset value (NAV) for the Class A shares was $9.62. At the end of the last fiscal year (September 30, 2008), the Fund’s NAV was $13.36. The Fund’s Class A shares underperformed its benchmark with a total return of negative 27.99% (at NAV) compared to negative 26.64% for the Russell 3000 Growth Index.

It was definitely the tale of two quarters. In the quarter ended December 31, 2008, the Fund underperformed the Russell 3000 Growth’s negative 23.15% return by 3.80%. This was a frustrating conclusion to an already frustrating year. The Thornburg Core Growth Fund has historically demonstrated more resilience in bad markets, and there was not much evidence of that in 2008. Since we started the Fund back in December of 2000, this was the first calendar year of underperformance.

The first calendar quarter of 2009 (ended 3/31/09) was a little different. While the market continued to decline, the pace moderated with the S&P 500 Index falling 11.01% and the Russell 3000 Growth (this Fund’s benchmark index) returning negative 4.54%. After the strong market in March, the Core Growth Fund finished the three-month period with a return of negative 1.43%. While no one likes negative absolute performance, it was good to have some strong relative performance. Most importantly, during the start of 2009, performance on a relative basis was good both during the decline at the start of the year as well as during the rally which began March 10, 2009.

What caused the difference? Many things in the stock market are unknowable. In the past, we have performed better during periods where there has been a lot of variance among individual stock returns, which makes sense. As we emphasize our stock selection ability, we would expect to have better performance when the spread of performance among stocks is high. Likewise, during periods when stocks all move similarly, we would expect to do less well on a relative basis.

8 Certified Semi-Annual Report

My favorite quote with regard to the stock market is from Benjamin Graham. While it may seem strange for a “dyed in the wool” growth investor to quote the patriarch of value investing, our approach to investing at Thornburg is deeply rooted in fundamental and valuation analysis, whether the style is growth or value, domestic or international. I think this bias towards valuation is a competitive advantage in our fund peer group.

Graham famously said, “In the short run the market is a voting machine, but in the long run it’s a weighing machine.” Much of 2008 felt like a voting machine market with sentiment driving stock prices far more than intrinsic value. Debt-laden companies were tossed out the window regardless of their ability to service their debt, even in a “nuclear winter” scenario. Consumer businesses and financials were tough stocks to own in 2008. Some stocks traded where they “deserved” but many traded at opportunistic prices – driven there by the “madness of crowds.”

Patience is a valuable trait for an investor to possess. 2008 tried the patience of all investors. While value and opportunity were certainly created, the realization of that value has so far been a long time in coming. In the meantime, we continue to maintain our disciplined, long-term approach to stock selection – growth with a value bias backed by rigorous fundamental analysis.

Over the past six months, several stocks have contributed strongly to the value of the Fund. The five largest contributors were SBA Communications, Starent Networks, Hansen’s Natural, Goldman Sachs Group, and Genentech. That is an interesting list of companies, especially in light of how they came to be top contributors over the period in question. SBA Communications is a company that generates cash flow by borrowing money and buying cell phone towers. In some ways, this may seem crazy – like the stories you hear of speculative real estate investors buying six houses in Phoenix, Las Vegas, or Miami. But the customers of SBA Communications are the wireless carriers and, in spite of a tough environment, those customers need to expand their networks and expand their offerings. To do this, carriers need to install antennas on cell phone towers. Once investors realized the stability of the underlying business, the stock came to life. We entered a period where the market as a whole was willing to look at the business model and not just the amount of debt on the balance sheet.

Starent Networks (STAR) sells specialized equipment to the same carrier customers. STAR has enjoyed very rapid growth in its business, but smaller high-growth companies were not in favor in the fourth calendar quarter of 2008. Our approach to managing the portfolio helped us here – our portfolio was underweight a type of stock we refer to as an “Emerging Growth Company.” STAR fit the bill perfectly and we bought the company in spite of the extremely negative market sentiment at the time. The combination of the discipline of our approach combined with our valuation-driven analysis led us into a strong contributor to the portfolio (the stock was up over 40% during a period when the Russell 3000 Growth returned negative 27%).

Certified Semi-Annual Report 9

Letter to Shareholders

    Continued

Hansen Natural Corp. (HANS) has been a long-time holding of the Fund. The stock was hurt by a variety of issues, including high gas prices (less discretionary income to spend at convenience stores during refueling stops), the near demise of the auction rate preferred market (it had some short-term cash invested there), and a difference between its reported sales (lower) and the sell through retail data from Nielsen (higher). The key to these issues was time, and we are seeing relief on all of them. HANS also signed up Coke as a major global distributor to help drive sales of their Monster Energy brand, which should help growth going forward.

Goldman Sachs is obviously a financial stock and we bought the stock when it was clearly out of favor. In fact, we’ve wanted to buy Goldman for a long time, but we were waiting for the right price. Patience is its own reward. Of the major financials, we felt that while Goldman had material headline (sentiment) risk, it also had one of the strongest franchises and the least exposure to consumer lending, a major risk area.

Genentech has received a fair amount of ink from the Core Growth Fund since we have owned it twice now. We felt the franchise was materially undervalued; apparently, Roche did as well, because they bid $89 per share near the end of the summer of 2008. Investors felt the bid was too low and bid the stock higher, to $95 – which is where we sold. We were again rewarded for exhibiting patience. In early October, in the aftermath of the market reaction to the September bailout proposal, Genentech’s stock price dropped as investors questioned Roche’s ability to raise funds to complete the acquisition. We took advantage of the opportunity to repurchase our Genentech position at a cost below $75. Roche ultimately did raise their offer, in March of 2009, to $95 (ironically). They were also able to raise the funds to complete the deal. We sold our shares at just over $94 and reinvested the cash into other interesting investment opportunities.

The point was not to discuss the “winners” stock by stock, but to demonstrate the flexibility of our approach, the attention to valuation we use, and our interest in investing opportunistically. We certainly had our share of “losers” as well. Most notably, these included Western Union, Las Vegas Sands, Amdocs, Guess? Inc., and VistaPrint. Guess? and VistaPrint were sold during the period covered by this letter, but we remain shareholders of the other names. We believe these stocks represent companies with great franchises, depressed valuations, and strong market shares.

Above, I referenced one aspect of the purchase of Starent Networks was a lower-than-preferred exposure to Emerging Growth Companies. We use a variety of tools to manage the risks of our concentrated portfolio. We seek to manage risk through consciously diversifying our portfolio by capitalization range, by sector and within sectors, as well as by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). We focus our research efforts on identifying stock-specific risks by knowing the business model, understanding the accounting issues, assessing the competitive, regulatory and legal risks, and weighing the quality of earnings being generated. We feel we are managing our risks at the most basic and important level: the individual security level.

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We intend to continue implementing our investment process in a disciplined, consistent manner. We continue to find what we believe to be attractive growth companies. Part of our past success can be attributed to the fact that our broad mandate allows us to search in parts of the market not open to other managers more tightly constrained to specific style boxes. This flexible approach allows us to do what we love; researching companies and identifying opportunities is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/ funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA
Managing Director
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $67,721,129)	$14,261,197
Non-affiliated issuers (cost $1,300,104,434)	1,141,059,689
Cash	3,495,667
Receivable for investments sold	28,658,176
Receivable for fund shares sold	1,615,681
Dividends receivable	247,036
Interest receivable	7,756
Prepaid expenses and other assets	80,816

Total Assets	1,189,426,018

LIABILITIES
Payable for securities purchased	23,645,119
Payable for fund shares redeemed	4,424,546
Unrealized loss on forward exchange contracts (Note 7)	130,483
Payable to investment advisor and other affiliates (Note 3)	1,068,115
Accounts payable and accrued expenses	1,811,215

Total Liabilities	31,079,478

NET ASSETS	$1,158,346,540

NET ASSETS CONSIST OF:
Net investment loss	$(5,166,149)
Net unrealized depreciation on investments	(212,641,808)
Accumulated net realized gain (loss)	(1,042,917,229)
Net capital paid in on shares of beneficial interest	2,419,071,726

$1,158,346,540

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($388,562,564 applicable to 40,409,072 shares of beneficial interest outstanding - Note 4)	$9.62
Maximum sales charge, 4.50% of offering price	0.45

Maximum offering price per share	$10.07

Class C Shares:
Net asset value and offering price per share * ($217,238,257 applicable to 24,191,640 shares of beneficial interest outstanding - Note 4)	$8.98

Class I Shares:
Net asset value, offering and redemption price per share ($158,312,739 applicable to 16,002,312 shares of beneficial interest outstanding - Note 4)	$9.89

Class R3 Shares:
Net asset value, offering and redemption price per share ($193,269,782 applicable to 20,077,633 shares of beneficial interest outstanding - Note 4)	$9.63

Class R4 Shares:
Net asset value, offering and redemption price per share ($14,773,381 applicable to 1,534,221 shares of beneficial interest outstanding - Note 4)	$9.63

Class R5 Shares:
Net asset value, offering and redemption price per share ($186,189,817 applicable to 18,833,956 shares of beneficial interest outstanding - Note 4)	$9.89

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividend income	$5,226,554
Interest income	194,047

Total Income	5,420,601

EXPENSES:
Investment advisory fees (Note 3)	5,393,384
Administration fees (Note 3)
Class A Shares	280,559
Class C Shares	153,734
Class I Shares	50,204
Class R3 Shares	125,045
Class R4 Shares	9,266
Class R5 Shares	46,525
Distribution and service fees (Note 3)
Class A Shares	557,400
Class C Shares	1,223,712
Class R3 Shares	498,762
Class R4 Shares	18,489
Transfer agent fees
Class A Shares	771,300
Class C Shares	446,105
Class I Shares	203,690
Class R3 Shares	406,606
Class R4 Shares	46,515
Class R5 Shares	393,743
Registration and filing fees
Class A Shares	17,282
Class C Shares	13,126
Class I Shares	13,226
Class R3 Shares	9,628
Class R4 Shares	9,723
Class R5 Shares	12,654
Custodian fees (Note 3)	129,657
Professional fees	44,895
Accounting fees	52,800
Trustee fees	23,640
Other expenses	266,777

Total Expenses	11,218,447
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,196,241)
Fees paid indirectly (Note 3)	(5,392)

Net Expenses	10,016,814

Net Investment Loss	$(4,596,213)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2009 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(733,020,891)
Foreign currency transactions	815,950

(732,204,941)

Net change in unrealized appreciation (depreciation) on:
Investments	170,280,981
Foreign currency translations	(1,026,042)

169,254,939

Net Realized and Unrealized Loss	(562,950,002)

Net Decrease in Net Assets Resulting From Operations	$(567,546,215)

See notes to financial statements.

Certified Semi-Annual Report 15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(4,596,213)	$(19,529,732)
Net realized loss on investments and foreign currency transactions	(732,204,941)	(311,125,361)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	169,254,939	(955,488,623)

Net Increase (Decrease) in Net Assets Resulting from Operations	(567,546,215)	(1,286,143,716)
DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	—	(868,507)
Class C Shares	—	(412,872)
Class I Shares	—	(352,383)
Class R3 Shares	—	(247,109)
Class R4 Shares	—	(4,219)
Class R5 Shares	—	(106,648)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(146,154,986)	(210,044,230)
Class C Shares	(58,495,597)	(29,193,088)
Class I Shares	(91,790,613)	(68,000,355)
Class R3 Shares	(15,305,889)	35,651,603
Class R4 Shares	(436,908)	25,878,562
Class R5 Shares	6,166,114	213,479,491

Net Decrease in Net Assets	(873,564,094)	(1,320,363,471)
NET ASSETS:
Beginning of period	2,031,910,634	3,352,274,105

End of period	$1,158,346,540	$2,031,910,634

*	Unaudited.

See notes to financial statements.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$1,108,120,886	$(13,988)
Level 2 - Other Significant Observable Inputs	47,200,000	(130,483)
Level 3 - Significant Unobservable Inputs	—	—

Total	$1,155,320,886	$(144,471)

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $67,530 for Class A shares, $62,798 for Class C shares, $187,336 for Class I shares, $451,098 for Class R3 shares, $47,757 for Class R4 shares, and $379,722 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned commissions aggregating $14,927 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $50,749 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $5,392.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,201,757	$49,937,671	26,809,564	$495,189,261
Shares issued to shareholders in reinvestment of dividends	—	—	40,087	785,693
Shares repurchased	(20,051,706)	(196,099,539)	(42,528,073)	(706,046,372)
Redemption fees received**	—	6,882	—	27,188

Net Increase (Decrease)	(14,849,949)	$(146,154,986)	(15,678,422)	$(210,044,230)

Class C Shares
Shares sold	1,535,627	$14,015,755	8,646,972	$152,462,922
Shares issued to shareholders in reinvestment of dividends	—	—	16,338	302,087
Shares repurchased	(8,087,346)	(72,515,154)	(11,861,766)	(181,970,668)
Redemption fees received**	—	3,802	—	12,571

Net Increase (Decrease)	(6,551,719)	$(58,495,597)	(3,198,456)	$(29,193,088)

Class I Shares
Shares sold	1,929,018	$19,048,703	15,461,535	$279,059,846
Shares issued to shareholders in reinvestment of dividends	—	—	14,035	281,124
Shares repurchased	(11,204,614)	(110,842,550)	(20,541,257)	(347,352,869)
Redemption fees received**	—	3,234	—	11,544

Net Increase (Decrease)	(9,275,596)	$(91,790,613)	(5,065,687)	$(68,000,355)

Class R3 Shares
Shares sold	3,374,074	$32,682,074	12,855,510	$228,947,293
Shares issued to shareholders in reinvestment of dividends	—	—	12,192	239,334
Shares repurchased	(4,948,143)	(47,990,939)	(11,177,709)	(193,542,866)
Redemption fees received**	—	2,976	—	7,842

Net Increase (Decrease)	(1,574,069)	$(15,305,889)	1,689,993	$35,651,603

Class R4 Shares
Shares sold	420,576	$3,964,280	1,828,792	$32,886,157
Shares issued to shareholders in reinvestment of dividends	—	—	176	3,449
Shares repurchased	(460,686)	(4,401,407)	(423,841)	(7,011,429)
Redemption fees received**	—	219	—	385

Net Increase (Decrease)	(40,110)	$(436,908)	1,405,127	$25,878,562

20 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	4,033,065	$41,354,312	16,258,681	$304,900,695
Shares issued to shareholders in reinvestment of dividends	—	—	4,768	95,440
Shares repurchased	(3,545,644)	(35,190,902)	(5,390,743)	(91,522,347)
Redemption fees received**	—	2,704	—	5,703

Net Increase (Decrease)	487,421	$6,166,114	10,872,706	$213,479,491

**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $640,751,109 and $943,227,606, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,372,684,374

Gross unrealized appreciation on a tax basis	$70,554,015
Gross unrealized depreciation on a tax basis	(287,917,503)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(217,363,488)

At March 31, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $569,936 and $295,770,118, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

At March 31, 2009, the Fund had tax basis capital losses of $10,083,359, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards will expire September 30, 2016.

Certified Semi-Annual Report 21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2009, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Philippine Peso	Sell	1,200,700,000	6/15/2009	$24,604,508	$—	$(78,280)
Philippine Peso	Buy	204,995,000	6/15/2009	4,266,285	—	(52,203)

Total unrealized appreciation (depreciation) from forward exchange contracts					$—	$(130,483)

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,
			2008	2007	2006	2005	2004
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.36		$20.72	$16.38	$14.21	$10.87	$10.11
Income from investment operations:
Net investment income (loss)	(0.04)		(0.10)	(0.15)	(0.14)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	(3.70)		(7.25)	4.49	2.54	3.48	0.90
Total from investment operations	(3.74)		(7.35)	4.34	2.40	3.34	0.75
Redemption fees added to paid in capital	—		—	—	0.01	—	0.01
Less dividends from:
Net realized gains	—		(0.01)	—	(0.24)	—	—
Change in net asset value	(3.74)		(7.36)	4.34	2.17	3.34	0.76
NET ASSET VALUE, end of period	$9.62		$13.36	$20.72	$16.38	$14.21	$10.87
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(27.99)		(35.48)	26.50	17.20	30.73	7.52
Ratios to average net assets:
Net investment income (loss) (%)	(0.77	)(b)	(0.58)	(0.78)	(0.86)	(1.14)	(1.37)
Expenses, after expense reductions (%)	1.61	(b)	1.38	1.37	1.48	1.60	1.62
Expenses, after expense reductions and net of custody credits (%)	1.61	(b)	1.38	1.36	1.46	1.57	1.61
Expenses, before expense reductions (%)	1.64	(b)	1.38	1.37	1.48	1.60	1.70
Portfolio turnover rate (%)	48.60		79.73	82.37	98.00	115.37	108.50
Net assets at end of period (thousands)	$388,563		$738,457	$1,470,020	$502,345	$110,836	$40,899

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Core Growth Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,
			2008	2007	2006	2005	2004
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.53		$19.57	$15.59	$13.63	$10.51	$9.85
Income from investment operations:
Net investment income (loss)	(0.07)		(0.22)	(0.28)	(0.24)	(0.23)	(0.22)
Net realized and unrealized gain (loss) on investments	(3.48)		(6.81)	4.26	2.43	3.35	0.88
Total from investment operations	(3.55)		(7.03)	3.98	2.19	3.12	0.66
Redemption fees added to paid in capital	—		—	—	0.01	—	—
Less dividends from:
Net realized gains	—		(0.01)	—	(0.24)	—	—
Change in net asset value	(3.55)		(7.04)	3.98	1.96	3.12	0.66
NET ASSET VALUE, end of period	$8.98		$12.53	$19.57	$15.59	$13.63	$10.51
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(28.33)		(35.93)	25.53	16.38	29.69	6.70
Ratios to average net assets:
Net investment income (loss) (%)	(1.52	)(b)	(1.34)	(1.53)	(1.63)	(1.91)	(2.13)
Expenses, after expense reductions (%)	2.35	(b)	2.13	2.12	2.25	2.37	2.38
Expenses, after expense reductions and net of custody credits (%)	2.35	(b)	2.13	2.11	2.23	2.34	2.37
Expenses, before expense reductions (%)	2.41	(b)	2.13	2.12	2.25	2.37	2.52
Portfolio turnover rate (%)	48.60		79.73	82.37	98.00	115.37	108.50
Net assets at end of period (thousands)	$217,238		$385,110	$664,252	$187,180	$41,737	$14,693

(a)	Not annualized for periods less than one year.

(b)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Core Growth Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,				Period Ended Sept 30, 2004 (a)
			2008	2007	2006	2005
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.71		$21.16	$16.66	$14.37	$10.93	$10.87
Income from investment operations:
Net investment income (loss)	(0.01)		(0.03)	(0.08)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(3.81)		(7.41)	4.58	2.58	3.51	0.14
Total from investment operations	(3.82)		(7.44)	4.50	2.52	3.44	0.06
Redemption fees added to paid in capital	—		—	—	0.01	—	—
Less dividends from:
Net realized gains	—		(0.01)	—	(0.24)	—	—
Change in net asset value	(3.82)		(7.45)	4.50	2.29	3.44	0.06
NET ASSET VALUE, end of period	$9.89		$13.71	$21.16	$16.66	$14.37	$10.93
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(27.86)		(35.17)	27.01	17.85	31.47	0.55
Ratios to average net assets:
Net investment income (loss) (%)	(0.15	)(c)	(0.17)	(0.39)	(0.40)	(0.55)	(0.74	)(c)
Expenses, after expense reductions (%)	0.99	(c)	0.96	0.98	1.01	1.02	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.96	0.97	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.18	(c)	0.96	0.98	1.10	1.15	1.31	(c)
Portfolio turnover rate (%)	48.60		79.73	82.37	98.00	115.37	108.50
Net assets at end of period (thousands)	$158,313		$346,497	$642,143	$188,422	$49,975	$21,578

(a)	Effective date of this class of shares was November 1, 2003.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Core Growth Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,
			2008	2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.37		$20.75	$16.43	$14.26	$10.90	$10.11
Income from investment operations:
Net investment income (loss)	(0.03)		(0.13)	(0.18)	(0.14)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	(3.71)		(7.24)	4.50	2.54	3.50	0.91
Total from investment operations	(3.74)		(7.37)	4.32	2.40	3.36	0.79
Redemption fees added to paid in capital	—		—	—	0.01	—	—
Less dividends from:
Net realized gains	—		(0.01)	—	(0.24)	—	—
Change in net asset value	(3.74)		(7.38)	4.32	2.17	3.36	0.79
NET ASSET VALUE, end of period	$9.63		$13.37	$20.75	$16.43	$14.26	$10.90
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(27.97)		(35.53)	26.29	17.14	30.83	7.81
Ratios to average net assets:
Net investment income (loss) (%)	(0.67	)(b)	(0.74)	(0.91)	(0.90)	(1.08)	(1.17)
Expenses, after expense reductions (%)	1.50	(b)	1.50	1.51	1.53	1.52	1.50
Expenses, after expense reductions and net of custody credits (%)	1.50	(b)	1.50	1.50	1.50	1.49	1.49
Expenses, before expense reductions (%)	1.95	(b)	1.72	1.64	1.73	3.56	722.79 (c)
Portfolio turnover rate (%)	48.60		79.73	82.37	98.00	115.37	108.50
Net assets at end of period (thousands)	$193,270		$289,500	$414,267	$90,167	$6,345	$16

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

26 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Core Growth Fund

	Six Months Ended March 31, 2009*		Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.37		$20.73	$18.90
Income from investment operations:
Net investment income (loss)	(0.03)		(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	(3.71)		(7.22)	1.95
Total from investment operations	(3.74)		(7.35)	1.83
Less dividends from:
Net realized gains	—		(0.01)	—
Change in net asset value	(3.74)		(7.36)	1.83
NET ASSET VALUE, end of period	$9.63		$13.37	$20.73
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(27.97)		(35.47)	9.68
Ratios to average net assets:
Net investment income (loss) (%)	(0.58	)(c)	(0.78)	(0.93	)(c)
Expenses, after expense reductions (%)	1.40	(c)	1.40	1.41	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	(c)	1.40	1.40	(c)
Expenses, before expense reductions (%)	2.05	(c)	1.73	8.74	(c)(d)
Portfolio turnover rate (%)	48.60		79.73	82.37
Net assets at end of period (thousands)	$14,773		$21,047	$3,508

(a)	Effective date of this class of shares was February 1, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 27

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Core Growth Fund

	Six Months Ended March 31, 2009*		Year Ended September 30,		Period Ended Sept. 30, 2006 (a)
			2008	2007
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.70		$21.15	$16.65	$14.43
Income from investment operations:
Net investment income (loss)	(0.01)		(0.05)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(3.80)		(7.39)	4.57	2.51
Total from investment operations	(3.81)		(7.44)	4.50	2.45
Redemption fees added to paid in capital	—		—	—	0.01
Less dividends from:
Net realized gains	—		(0.01)	—	(0.24)
Change in net asset value	(3.81)		(7.45)	4.50	2.22
NET ASSET VALUE, end of period	$9.89		$13.70	$21.15	$16.65
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(27.81)		(35.19)	27.03	17.29
Ratios to average net assets:
Net investment income (loss) (%)	(0.17	)(c)	(0.30)	(0.37)	(0.38	)(c)
Expenses, after expense reductions (%)	0.99	(c)	0.99	0.95	1.01	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.99	0.95	0.99	(c)
Expenses, before expense reductions (%)	1.40	(c)	1.18	0.97	176.54	(c)(d)
Portfolio turnover rate (%)	48.60		79.73	82.37	98.00
Net assets at end of period (thousands)	$186,190		$251,299	$158,084	$45

(a)	Effective date of this class of shares was October 3, 2005.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/09

Software & Services	25.6%
Technology Hardware & Equipment	13.0%
Pharmaceuticals, Biotechnology & Life Sciences	10.7%
Diversified Financials	7.0%
Media	6.5%
Health Care Equipment & Services	5.6%
Telecommunication Services	5.6%
Utilities	5.3%
Materials	2.9%
Food, Beverage & Tobacco	2.8%
Semiconductors & Semiconductor Equipment	2.6%
Retailing	2.5%
Energy	2.4%
Banks	2.0%
Consumer Services	1.2%
Other Assets & Cash Equivalents	4.3%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/09 (percent of equity holdings)

United States	85.9%
United Kingdom	3.8%
Canada	3.3%
Philippines	3.0%
Mexico	2.7%
China	1.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 95.66%
BANKS — 2.00%
COMMERCIAL BANKS — 2.00%
SVB Financial Group+	1,156,800	$23,147,568

		23,147,568

CONSUMER SERVICES — 1.22%
HOTELS, RESTAURANTS & LEISURE — 1.22%
Las Vegas Sands Corp.+	4,683,305	14,096,748

		14,096,748

DIVERSIFIED FINANCIALS — 6.95%
CAPITAL MARKETS — 6.95%
Affiliated Managers Group, Inc.+	543,589	22,673,097
Charles Schwab Corp.	1,944,100	30,133,550
Goldman Sachs Group, Inc.	261,600	27,734,832

		80,541,479

ENERGY — 2.40%
OIL, GAS & CONSUMABLE FUELS — 2.40%
XTO Energy, Inc.	907,600	27,790,712

		27,790,712

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 2.82%
BEVERAGES — 2.82%
Hansen Natural Corp.+	908,342	$32,700,312

		32,700,312

HEALTH CARE EQUIPMENT & SERVICES — 5.61%
HEALTH CARE PROVIDERS & SERVICES — 5.61%
Community Health Systems, Inc.+	1,033,554	15,854,718
Express Scripts, Inc.+	513,000	23,685,210
VCA Antech, Inc.+	1,126,900	25,411,595

		64,951,523

MATERIALS — 2.86%
CHEMICALS — 2.86%
Ecolab, Inc.	954,189	33,138,984

		33,138,984

MEDIA — 6.50%
MEDIA — 6.50%
Airmedia Group, Inc. ADR+ (1)	3,403,627	14,261,197
Comcast Corp. Special Class A	1,845,800	23,755,446
DIRECTV Group, Inc.+	1,637,921	37,328,220

		75,344,863

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.69%
BIOTECHNOLOGY — 10.69%
Alexion Pharmaceuticals, Inc.+	1,006,966	37,922,339
Celgene Corp.+	831,334	36,911,230
Gilead Sciences, Inc.+	1,058,900	49,048,248

		123,881,817

RETAILING — 2.53%
INTERNET & CATALOG RETAIL — 2.53%
Priceline.com, Inc.+	371,804	29,290,719

		29,290,719

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.62%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.62%
ON Semiconductor Corp.+	7,778,098	30,334,582

		30,334,582

SOFTWARE & SERVICES — 25.63%
INFORMATION TECHNOLOGY SERVICES — 8.01%
Fiserv, Inc.+	862,300	31,439,458
Visa, Inc.	424,500	23,602,200
Western Union Co.	3,005,937	37,784,628
INTERNET SOFTWARE & SERVICES — 7.46%
Equinix, Inc.+	901,243	50,604,795
Google, Inc.+	102,705	35,747,502

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE — 10.16%
Amdocs Ltd.+	2,276,486	$42,160,521
McAfee, Inc.+	1,225,827	41,065,204
Microsoft Corp.	1,876,600	34,473,142

		296,877,450

TECHNOLOGY HARDWARE & EQUIPMENT — 12.96%
COMMUNICATIONS EQUIPMENT — 8.89%
Qualcomm, Inc.	1,152,900	44,859,339
Research In Motion Ltd.+	852,700	36,725,789
Starent Networks Corp.+	1,355,992	21,438,233
COMPUTERS & PERIPHERALS — 1.72%
Data Domain, Inc.+	1,579,886	19,859,167
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.35%
FLIR Systems, Inc.+	1,330,000	27,238,400

		150,120,928

TELECOMMUNICATION SERVICES — 5.61%
WIRELESS TELECOMMUNICATION SERVICES — 5.61%
América Móvil SAB de C.V.	21,775,300	29,653,762
SBA Communications Corp.+	1,514,346	35,284,262

		64,938,024

UTILITIES — 5.26%
ELECTRIC UTILITIES — 2.43%
Entergy Corp.	414,400	28,216,496
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.83%
PNOC Energy Development Corp.	405,789,730	32,748,680

		60,965,176

TOTAL COMMON STOCK (Cost $1,320,625,563)		1,108,120,886

SHORT TERM INVESTMENTS — 4.08%
California State, put 4/7/2009 (LOC: Bank of America) (weekly demand notes), 0.30%, 5/1/2040	$800,000	800,000
Clark County School District GO, put 4/1/2009 (Insured: FSA, SPA: Bayerische Landesbank) (daily demand notes), 0.60%, 6/15/2021	7,500,000	7,500,000
Maryland State Health & Higher Educational Facilities, 0.50%, 7/1/2034, put 4/7/2009 (Univ. of Maryland Medical; LOC: Bank of America) (weekly demand notes)	2,000,000	2,000,000
San Diego County CA Pension Obligation, put 4/7/09 (SPA: Landesbank Baden) (weekly demand notes), 2.25%, 8/15/2027	1,900,000	1,900,000
Wellpoint, Inc., 0.45%, 4/1/2009	35,000,000	35,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $47,200,000)		47,200,000

TOTAL INVESTMENTS — 99.74% (Cost $1,367,825,563)		$1,155,320,886
OTHER ASSETS LESS LIABILITIES — 0.26%		3,025,654

NET ASSETS — 100.00%		$1,158,346,540

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

Footnote Legend

+	Non-income producing

(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2008	Gross Additions	Gross Reductions	Shares at March 31, 2009	Market Value March 31, 2009		Dividend Income
ATP Oil & Gas Corp.	2,213,652	—	2,213,652	—	$	*	$	*
Air Media Group, Inc. ADR	2,938,927	464,700	—	3,403,627		$14,261,197		$—

*	No longer a non-controlled affiliated issuer at March 31, 2009.

Total non-controlled affiliated issuers – 1.23% of net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
LOC	Letter of Credit
SPA	Standby Bond Purchase Agreement

See notes to financial statements.

32 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$720.10	$6.88
Hypothetical*	$1,000.00	$1,016.93	$8.07
Class C Shares
Actual	$1,000.00	$716.70	$10.07
Hypothetical*	$1,000.00	$1,013.20	$11.81
Class I Shares
Actual	$1,000.00	$721.40	$4.25
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$720.30	$6.43
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$720.30	$6.00
Hypothetical*	$1,000.00	$1,017.95	$7.04
Class R5 Shares
Actual	$1,000.00	$721.90	$4.25
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.61%; C: 2.35%; I: 0.99%; R3: 1.50%; R4: 1.40% and R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report 33

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	-43.58%	-3.19%	-2.92%
C Shares (Incep: 12/27/00)	-41.97%	-3.04%	-3.18%
I Shares (Incep: 11/3/03)	-40.64%	-1.81%	-1.42%
R3 Shares (Incep: 7/1/03)	-40.88%	-2.49%	0.37%
R4 Shares (Incep: 2/1/07)	-40.85%	—	-26.81%
R5 Shares (Incep: 10/3/05)	-40.60%	—	-9.82%
Russell 3000 Growth Index
(Since: 12/27/00)	-34.42%	-4.44%	-5.98%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

34 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 35

Trustees’ Statement to Shareholders

    Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36 This page is not part of the Semi-Annual Report.

Planning Options

    Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report. 37

38 This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg. com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report. 39

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200
Distributor: Thornburg Securities Corporation® 800.847.0200
TH180

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Thornburg Investment Income Builder Fund

Informational Brochure and
Semi-Annual Report – March 31, 2009
Includes All Share Classes

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Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

2      This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The blended index is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of January 2009, the MSCI All Country Asia ex-Japan Index consisted of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2007, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2007, the MSCI EM Latin America Index consisted of the following emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bond with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

This page is not part of the Semi-Annual Report.      3

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average have declined, causing the payout ratio to climb. However, the trend over time suggests that a rebound in earnings will result in a coincident rebound in dividend payments.

Corporate Willingness to Pay Dividends Key to the Fund’s Investment Process

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Today, the recent downturn notwithstanding, corporate executives appear more willing to recognize that cash which cannot be invested at high rates of return should be returned to shareholders in the form of dividends. Even in the current environment, more than 60% of Russell 1000 companies continue to pay dividends.

4      This page is not part of the Semi-Annual Report.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 52% of the top 100 dividend payers are in the Financials sector. In the (small cap) Russell 2000 Index, 63% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond this sector. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

6      This page is not part of the Semi-Annual Report.

Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.31%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		TOTAL
Class A Shares
2009	18.0	¢	N/A		N/A		N/A		N/A
2008	17.9	¢	21.7	¢	26.0	¢	36.8	¢	102.4	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢

30-day SEC Yield as of March 31, 2009 (A Shares): 8.09%

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	8.7x
Median Market Cap	$5.5B
Common Equity Holdings	49

Fixed Income Statistics
Weighted Average Coupon	7.0%
Average Credit Quality	BBB
Average Maturity	10.8 yrs
Duration	4.3 yrs
Bond & Pref. Equity Holdings	185

TOP TEN EQUITY HOLDINGS

Eli Lilly & Co.	3.4%
Telefónica SA	3.3%
Telstra Corp. Ltd.	3.0%
OPAP SA	2.5%
Philip Morris	2.3%
Eni SpA	2.2%
China Mobile Ltd.	2.2%
Coca Cola Co.	2.1%
Entergy Corp.	1.9%
McDonald’s Corp.	1.8%

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	-34.40%	-6.93%	1.57%	6.42%
With Sales Charge	-37.36%	-8.35%	0.64%	5.64%
Blended Index* (Since: 12/24/02)	-32.96%	-8.92%	-1.40%	2.89%
S&P 500 Index (Since:12/24/02)	-38.09%	-13.06%	-4.76%	0.18%

*	Blended Index: 25% Barclays Capital Aggregate Bond Index/75% MSCI World Equity Index

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Portfolio Overview

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/09

Telecommunication Services	15.0%
Utilities	12.4%
Energy	11.3%
Food, Beverage & Tobacco	8.4%
Banks	7.7%
Diversified Financials	7.6%
Consumer Services	5.2%
Real Estate	4.8%
Materials	4.7%
Insurance	4.2%

TOP TEN INDUSTRIES

As of 12/31/08

Telecommunication Services	15.4%
Energy	11.5%
Utilities	11.3%
Food, Beverage & Tobacco	8.0%
Diversified Financials	7.9%
Banks	7.7%
Consumer Services	7.0%
Insurance	5.6%
Materials	3.9%
Pharma, Biotech & Life Sciences	3.7%

TOP TEN INDUSTRIES

As of 9/30/08

Telecommunication Services	14.3%
Banks	12.4%
Energy	10.4%
Diversified Financials	8.3%
Utilities	7.7%
Consumer Services	7.5%
Food, Beverage & Tobacco	6.1%
Materials	4.5%
Semiconductors & Semi Equipment	3.9%
Insurance	3.7%

TOP TEN INDUSTRIES

As of 6/30/08

Telecommunication Services	16.7%
Energy	10.2%
Food, Beverage & Tobacco	9.2%
Utilities	8.9%
Banks	8.8%
Diversified Financials	7.4%
Consumer Services	6.6%
Materials	4.4%
Semiconductors & Semi Equipment	4.1%
Insurance	3.5%

8      This page is not part of the Semi-Annual Report.

Thornburg Investment Income Builder Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

April 24, 2009

Dear Fellow Shareholder:

This letter will be somewhat longer than others we have written for the semi-annual reports of Thornburg Investment Income Builder Fund. In addition to covering the basic results of your Fund’s investment activities for the period under review, we believe it is appropriate to comment more extensively on the overall investment landscape, which continues to evolve in important ways.

Thornburg Investment Income Builder paid ordinary quarterly dividends of 54.8¢ per Class A share in the six-month period ended March 31, 2009, up marginally from 54.7¢ in the comparable six-month period of the prior fiscal year. The dividend per share was higher for Class I shares and lower for Class C shares, to account for varying class-specific expenses.

Your Fund’s net asset value decreased by $4.27 per Class A share during the six-month period under review. As of March 31, the net asset values per share of the Class A and Class C shares were both $12.59. Your Fund outperformed its blended benchmark (75% MSCI World Equity Index; 25% Barclays Capital Aggregate U.S. Bond Index) and the S&P 500 Index by 0.86% and 8.38%, respectively, over the six-month period. We consider these to be hollow victories in light of the net asset value decline we experienced.

As has often been the case with Thornburg Investment Income Builder, the best and worst performers in your portfolio during the period were diverse collections of businesses. The negative contributors overwhelmed the positive in number and magnitude: 8 of your portfolio stocks delivered positive returns for the period under review, while 60 showed negative returns.

Consider the largest average sector weightings in Thornburg Investment Income Builder, along with the average price performance of the investments we owned in these sectors during the six-month period under review: Financials (20.9% weighting; negative 38.5% performance), Telecommunications Services (13.5% weighting; negative 14% performance), Energy (10.5% weighting; negative 28.6% performance), Utilities (10.2% weighting; negative 23.5% performance), Consumer Staples (8.6% weighting; negative 17.8% performance), and Consumer Discretionary (7.9% weighting; negative 16.3% performance). We expected our stocks in several of these sectors, especially telecom, utilities, and staples, to give better price resilience in this tough market. Instead, all ten sectors of the MSCI World Index portfolio and all ten sectors of your Income Builder portfolio delivered negative returns over the six-month period.

Your portfolio’s top performers included: Chimera Investment Corp, a mortgage REIT that we purchased near its 52-week low in November; Cincinnati Financial, an insurance holding company;

10      Certified Semi-Annual Report

Banque Cantonale Vaudoise, a Swiss bank; Associated Banc-Corp, a Wisconsin bank; and six different bonds issued by the following companies: Deutsche Telekom, Sovereign Bancorp, Vornado Realty Trust, Dominion Resources, Entergy Gulf States, and Enel Finance International.

Your Fund’s worst performers were all equities: Swiss Re, KKR Financial Holdings, Enel S.p.A., Canadian Oil Sands Trust, Apollo Investment Corporation, Huntington Bank Preferred Stock, Diamond Offshore Drilling, Aristocrat Leisure Ltd., AXA, and Seek Ltd. Each of these has its own story. We sold shares of Canadian Oil Sands Trust, Aristocrat, and AXA. The European insurers, Swiss Re and AXA, have been subject to investor concerns about the values of financial assets on their balance sheets and the potential for dilution of common equity holders if they must issue additional shares at the current low valuations in order to satisfy ratings agencies or regulators. Huntington Bank, KKR Financial, and Apollo are now trading below their stated book values due to investor concerns about possible future loan losses, and possible equity dilution if they are forced to issue new shares to offset realized losses. Enel S.p.A., a large Italian electric utility, joins Canadian Oil Sands Trust and Diamond Offshore Drilling as perceived losers if lower oil prices persist through 2010. Aristocrat develops and sells gaming equipment to casinos, a business that turned down significantly over recent quarters. Seek is an Australian-based internet employment clearinghouse and internet education developer. Its business softened along with the resource-heavy Australian economy in late 2008 and early 2009.

Prices of bonds and preferred stocks were already soft in the first three quarters of 2008 due to credit concerns and forced liquidations from leveraged investors. As the forced liquidation of assets of leveraged players, including Lehman Brothers, began last autumn, prices of bonds and hybrid securities experienced additional sharp declines. When bond prices decline, the yields available to buyers of the lower-priced bonds increase. Since we like higher yields, we viewed the market dislocation caused by the bond portfolio liquidations of others as a buying opportunity for Thornburg Investment Income Builder. The chart here shows that interest-bearing investments as a percentage of your Fund’s portfolio increased sharply over the last year, from 16% at March 31, 2008, to 45% at March 31, 2009. A large portion of this increase happened during the six-month period ended March 31, 2009.

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Letter to Shareholders

Continued

As of March 31, 2009, your portfolio included more than 150 bonds and hybrid securities, with an average cost just below 75% of the maturity value of these bonds. In general, secondary market prices of these bonds declined over the six-month period, so the average market price of these bonds on March 31 was slightly below 63% of maturity value. We believe most of these bonds will recover a substantial portion of their value over time, while paying us interesting income yields in the interim. Why? (1) Corporate borrowers are finding it attractive to buy back their own debt at discounted prices in the secondary market, even if they have to issue new equity to do so; (2) Individual and institutional investors are in the early stages of allocating additional investment dollars to bonds. For those bonds with the highest credit ratings, prices have already appreciated.

At March 31, 2009, domestic stocks, including preferred stocks, comprise around 26% of your portfolio; foreign stocks around 31%; and interest-bearing investments 43%. We cannot predict how this will evolve over the coming months, but we expect the interest-bearing proportion of your portfolio to remain high as long as bond yields remain competitive with expected equity returns.

In recent years, the dividend increases paid by Income Builder have been powered almost entirely by dividend increases from our equity holdings. There were 58 stocks in the Income Builder portfolio on September 30, 2008. In the period under review, 38 companies in your portfolio increased their per-share stock dividends, 17 decreased their dividends, and 3 held dividends constant. We sold 12 of the 17 stocks that cut dividends, and we are hopeful that the smaller remaining portfolio of equities will continue to pay attractive, growing dividends. You may be interested to know that the average per-share earnings of companies whose stocks we own increased by around 1% in 2008. Recognizing that conditions can change, we expect another single-digit percentage increase in average earnings this year. We also expect a higher percentage of the companies we own to hold their dividends constant during 2009 in comparison to prior years. We believe that the attractively yielding bonds we have acquired in recent months should keep our quarterly dividends at interesting levels.

For almost two years, an overwhelming majority of new investor dollars invested in mutual funds have flowed into money market funds . . . more than $1 trillion. Yields on taxable and tax-exempt money funds have dropped below 3/10 of one percent, and it is only a matter of time before a very large pool of investor dollars will be looking for better returns elsewhere, but in sensible investment programs. We are optimistic that the types of income-producing investments owned by Thornburg Investment Income Builder will experience renewed popularity among investors as their intrinsic values are recognized.

12    Certified Semi-Annual Report

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Short-term stock price fluctuations notwithstanding, we are generally encouraged by the progress, and the dividend-paying capacities, of the businesses owned in your portfolio. We expect price appreciation to accompany income production from the bond portion of the portfolio. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www. thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Jason Brady, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $125,324,957)	$38,893,368
Non affiliated issuers (cost $3,171,348,371)	2,364,813,013
Cash	550,963
Receivable for investments sold	2,093,496
Receivable for fund shares sold	7,437,130
Unrealized gain on forward exchange contracts (Note 7)	8,452,043
Dividends receivable	10,146,250
Interest receivable	24,601,665
Prepaid expenses and other assets	93,548

Total Assets	2,457,081,476

LIABILITIES
Payable for securities purchased	1,029,341
Payable for fund shares redeemed	7,173,718
Unrealized loss on forward exchange contracts (Note 7)	17,118,556
Payable to investment advisor and other affiliates (Note 3)	2,487,725
Accounts payable and accrued expenses	1,071,523
Dividends payable	2,342,366

Total Liabilities	31,223,229

NET ASSETS	$2,425,858,247

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(7,567,665)
Net unrealized depreciation on investments	(901,670,123)
Accumulated net realized gain (loss)	(603,591,008)
Net capital paid in on shares of beneficial interest	3,938,687,043

$2,425,858,247

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($923,303,943 applicable to 73,332,943 shares of beneficial interest outstanding - Note 4)	$12.59

Maximum sales charge, 4.50% of offering price	0.59

Maximum offering price per share	$13.18

Class C Shares:
Net asset value and offering price per share * ($957,452,995 applicable to 76,019,264 shares of beneficial interest outstanding - Note 4)	$12.59

Class I Shares:
Net asset value, offering and redemption price per share ($535,728,655 applicable to 42,261,035 shares of beneficial interest outstanding - Note 4)	$12.68

Class R3 Shares:
Net asset value, offering and redemption price per share ($8,911,031 applicable to 707,991 shares of beneficial interest outstanding - Note 4)	$12.59

Class R4 Shares:
Net asset value, offering and redemption price per share ($211,986 applicable to 16,755 shares of beneficial interest outstanding - Note 4)	$12.65

Class R5 Shares:
Net asset value, offering and redemption price per share ($249,637 applicable to 19,697 shares of beneficial interest outstanding - Note 4)	$12.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers	$383,552
Non-affiliated issuers (net of foreign taxes withheld of $2,302,009)	47,739,095
Interest income (net of premium amortized of $266,152)	49,041,414

Total Income	97,164,061

EXPENSES:
Investment advisory fees (Note 3)	10,194,735
Administration fees (Note 3)
Class A Shares	632,537
Class C Shares	656,627
Class I Shares	144,780
Class R3 Shares	5,669
Class R4 Shares	131
Class R5 Shares	61
Distribution and service fees (Note 3)
Class A Shares	1,256,599
Class C Shares	5,227,366
Class R3 Shares	22,577
Class R4 Shares	272
Transfer agent fees
Class A Shares	657,435
Class C Shares	816,365
Class I Shares	299,820
Class R3 Shares	14,505
Class R4 Shares	1,030
Class R5 Shares	1,275
Registration and filing fees
Class A Shares	17,895
Class C Shares	16,193
Class I Shares	15,267
Class R3 Shares	8,302
Class R4 Shares	8,312
Class R5 Shares	10,383
Custodian fees (Note 3)	306,430
Professional fees	77,390
Accounting fees	66,035
Trustee fees	51,860
Other expenses	294,326

Total Expenses	20,804,177
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,171,519)
Fees paid indirectly (Note 3)	(86,850)

Net Expenses	19,545,808

Net Investment Income	$77,618,253

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2009 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(526,010,220)
Foreign currency transactions	83,912,742

(442,097,478)

Net change in unrealized appreciation (depreciation) on:
Investments	(363,857,969)
Foreign currency translations	(51,693,230)

(415,551,199)

Net Realized and Unrealized Loss	(857,648,677)

Net Decrease in Net Assets Resulting From operations	$(780,030,424)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$77,618,253	$201,925,832
Net realized loss on investments and foreign currency transactions	(442,097,478)	(186,719,560)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(415,551,199)	(1,088,917,409)

Net Increase (Decrease) in Net Assets Resulting from operations	(780,030,424)	(1,073,711,137)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(42,140,793)	(87,293,427)
Class C Shares	(40,890,573)	(69,974,272)
Class I Shares	(25,071,958)	(38,332,930)
Class R3 Shares	(368,346)	(528,541)
Class R4 Shares	(8,531)	(5,226)
Class R5 Shares	(10,780)	(10,324)
From realized gains
Class A Shares	—	(36,128,892)
Class C Shares	—	(32,902,777)
Class I Shares	—	(13,856,430)
Class R3 Shares	—	(182,203)
Class R5 Shares	—	(1,810)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(126,939,796)	262,958,781
Class C Shares	(92,242,561)	396,649,527
Class I Shares	(38,884,563)	372,408,738
Class R3 Shares	(10,195)	8,197,717
Class R4 Shares	25,915	294,327
Class R5 Shares	123,605	223,121

Net Decrease in Net Assets	(1,146,449,000)	(312,195,758)

NET ASSETS:
Beginning of period	3,572,307,247	3,884,503,005

End of period	$2,425,858,247	$3,572,307,247

Undistributed net investment income	$—	$23,305,063

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$1,422,036,456	$(1,330)
Level 2 - Other Significant Observable Inputs	981,669,925	(8,666,513)
Level 3 - Significant Unobservable Inputs	—	—

Total	$2,403,706,381	$(8,667,843)

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,074,328 for Class C shares, $56,198 for Class I shares, $20,339 for Class R3 shares, $9,141 for Class R4 shares, and $11,513 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned commissions aggregating $114,131 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $219,563 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $86,850.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report      21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	11,018,169	$147,284,663	32,312,509	$694,658,919
Shares issued to shareholders in reinvestment of dividends	2,449,683	32,407,438	4,928,456	101,966,780
Shares repurchased	(22,764,265)	(306,647,890)	(27,276,934)	(533,691,076)
Redemption fees received**	—	15,993	—	24,158

Net Increase (Decrease)	(9,296,413)	$(126,939,796)	9,964,031	$262,958,781

Class C Shares
Shares sold	9,194,149	$123,033,237	28,098,198	$605,445,590
Shares issued to shareholders in reinvestment of dividends	2,262,798	29,961,177	3,780,967	78,327,028
Shares repurchased	(18,427,702)	(245,253,629)	(14,602,336)	(287,145,318)
Redemption fees received**	—	16,654	—	22,227

Net Increase (Decrease)	(6,970,755)	$(92,242,561)	17,276,829	$396,649,527

Class I Shares
Shares sold	11,423,694	$153,096,685	28,502,232	$584,478,619
Shares issued to shareholders in reinvestment of dividends	1,467,613	19,540,251	1,872,549	38,475,342
Shares repurchased	(15,816,162)	(211,530,638)	(12,599,865)	(250,554,875)
Redemption fees received**	—	9,139	—	9,652

Net Increase (Decrease)	(2,924,855)	$(38,884,563)	17,774,916	$372,408,738

Class R3 Shares
Shares sold	132,753	$1,752,130	530,412	$11,253,161
Shares issued to shareholders in reinvestment of dividends	24,304	321,432	32,259	656,744
Shares repurchased	(152,302)	(2,083,900)	(182,609)	(3,712,337)
Redemption fees received**	—	143	—	149

Net Increase (Decrease)	4,755	$(10,195)	380,062	$8,197,717

Class R4 Shares*
Shares sold	1,290	$17,525	14,552	$289,196
Shares issued to shareholders in reinvestment of dividends	634	8,414	281	5,130
Shares repurchased	(2)	(27)	—	—
Redemption fees received**	—	3	—	1

Net Increase (Decrease)	1,922	$25,915	14,833	$294,327

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	32,512	$483,071	22,563	$462,911
Shares issued to shareholders in reinvestment of dividends	669	8,908	342	6,456
Shares repurchased	(26,522)	(368,377)	(12,922)	(246,249)
Redemption fees received**	—	3	—	3

Net Increase (Decrease)	6,659	$123,605	9,983	$223,121

*	Effective date for Class R4 shares was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $1,189,961,846 and $1,142,390,137, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$3,296,988,711

Gross unrealized appreciation on a tax basis	$82,577,851
Gross unrealized depreciation on a tax basis	(975,860,527)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(893,282,676)

At March 31, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $616,236 and $110,250,670, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

At March 31, 2009, the Fund had tax basis capital losses of $4,262,779 which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire at September 30, 2016.

Certified Semi-Annual Report      23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2009, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign investment transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	257,260,000	5/4/2009	$325,832,653	$—	$(15,937,250)
Euro Dollar	Buy	60,000,000	5/4/2009	75,295,800	4,414,198	—
Great Britain Pound	Sell	23,520,000	5/5/2009	37,674,336	3,924,079	—
Great Britain Pound	Buy	4,880,600	5/5/2009	6,889,699	113,766	—
Swiss Franc	Sell	50,700,000	5/4/2009	44,148,380	—	(419,914)
Turkish Lira	Sell	14,300,000	5/21/2009	7,729,730	—	(761,392)

Total unrealized appreciation (depreciation) from forward exchange contracts					$8,452,043	$(17,118,556)

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

24    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2009*
		Year Ended September 30,
		2008	2007	2006	2005	2004
Class A Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.86	$23.35	$19.58	$17.93	$15.60	$13.77

Income from investment operations:
Net investment income (loss)	0.40	1.04	0.93	0.78	0.73	0.72
Net realized and unrealized gain (loss) on investments	(4.12)	(6.04)	4.23	1.98	2.24	1.66
Total from investment operations	(3.72)	(5.00)	5.16	2.76	2.97	2.38

Less dividends from:
Net investment income	(0.55)	(1.02)	(0.88)	(0.77)	(0.64)	(0.55)
Net realized gains	—	(0.47)	(0.51)	(0.34)	—	—
Total dividends	(0.55)	(1.49)	(1.39)	(1.11)	(0.64)	(0.55)

Change in net asset value	(4.27)	(6.49)	3.77	1.65	2.33	1.83

NET ASSET VALUE, end of period	$12.59	$16.86	$23.35	$19.58	$17.93	$15.60

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(22.16)	(22.48)	27.40	16.05	19.21	17.40
Ratios to average net assets:
Net investment income (loss) (%)	5.99 (b)	5.01	4.39	4.22	4.26	4.72
Expenses, after expense reductions (%)	1.34 (b)	1.25	1.30	1.38	1.47	1.50
Expenses, after expense reductions and net of custody credits (%)	1.33 (b)	1.25	1.30	1.38	1.47	1.49
Expenses, before expense reductions (%)	1.34 (b)	1.25	1.30	1.38	1.47	1.50

Portfolio turnover rate (%)	43.11	46.07	62.60	55.29	76.76	109.21

Net assets at end of period (thousands)	$923,304	$1,393,268	$1,697,061	$903,347	$515,915	$224,522

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report      25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2009*
		Year Ended September 30,
		2008	2007	2006	2005	2004
Class C Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.87	$23.37	$19.60	$17.95	$15.62	$13.79

Income from investment operations:
Net investment income (loss)	0.36	0.90	0.81	0.70	0.66	0.66
Net realized and unrealized gain (loss) on investments	(4.12)	(6.04)	4.22	1.97	2.24	1.66
Total from investment operations	(3.76)	(5.14)	5.03	2.67	2.90	2.32

Less dividends from:
Net investment income	(0.52)	(0.89)	(0.75)	(0.68)	(0.57)	(0.49)
Net realized gains	—	(0.47)	(0.51)	(0.34)	—	—
Total dividends	(0.52)	(1.36)	(1.26)	(1.02)	(0.57)	(0.49)

Change in net asset value	(4.28)	(6.50)	3.77	1.65	2.33	1.83

NET ASSET VALUE, end of period	$12.59	$16.87	$23.37	$19.60	$17.95	$15.62

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(22.42)	(23.02)	26.64	15.45	18.70	16.89
Ratios to average net assets:
Net investment income (loss) (%)	5.44 (b)	4.36	3.79	3.73	3.84	4.33
Expenses, after expense reductions (%)	1.90 (b)	1.90	1.90	1.90	1.90	1.89
Expenses, after expense reductions and net of custody credits (%)	1.90 (b)	1.90	1.89	1.90	1.89	1.89
Expenses, before expense reductions (%)	2.11 (b)	2.03	2.06	2.15	2.23	2.25

Portfolio turnover rate (%)	43.11	46.07	62.60	55.29	76.76	109.21

Net assets at end of period (thousands)	$957,453	$1,399,947	$1,535,532	$636,947	$337,489	$143,122

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

26    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2009*					Period Ended Sept. 30, 2004(a)
		Year Ended September 30,
		2008	2007	2006	2005
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.97	$23.50	$19.71	$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.43	1.10	1.02	0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	(4.14)	(6.06)	4.24	1.98	2.22	1.01
Total from investment operations	(3.71)	(4.96)	5.26	2.86	3.06	1.75

Less dividends from:
Net investment income	(0.58)	(1.10)	(0.96)	(0.84)	(0.67)	(0.56)
Net realized gains	—	(0.47)	(0.51)	(0.34)	—	—
Total dividends	(0.58)	(1.57)	(1.47)	(1.18)	(0.67)	(0.56)

Change in net asset value	(4.29)	(6.53)	3.79	1.68	2.39	1.19

NET ASSET VALUE, end of period	$12.68	$16.97	$23.50	$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(21.98)	(22.20)	27.80	16.53	19.73	12.19
Ratios to average net assets:
Net investment income (loss) (%)	6.38 (c)	5.34	4.74	4.68	4.86	5.33	(c)
Expenses, after expense reductions (%)	0.97 (c)	0.89	0.95	0.99	1.00	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.96 (c)	0.89	0.94	0.98	0.99	0.99	(c)
Expenses, before expense reductions (%)	0.99 (c)	0.89	0.95	1.02	1.09	1.21	(c)

Portfolio turnover rate (%)	43.11	46.07	62.60	55.29	76.76	109.21

Net assets at end of period (thousands)	$535,729	$766,772	$644,294	$308,859	$129,110	$33,247

(a)	Effective date of this class of shares was November 3, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report      27

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2009*				Period Ended Sept. 30, 2005(a)
		Year Ended September 30,
		2008	2007	2006
Class R3 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.85	$23.34	$19.58	$17.93	$16.98

Income from investment operations:
Net investment income (loss)	0.39	1.00	0.86	0.82	0.50
Net realized and unrealized gain (loss) on investments	(4.11)	(6.05)	4.24	1.92	0.79
Total from investment operations	(3.72)	(5.05)	5.10	2.74	1.29

Less dividends from:
Net investment income	(0.54)	(0.97)	(0.83)	(0.75)	(0.34)
Net realized gains	—	(0.47)	(0.51)	(0.34)	—
Total dividends	(0.54)	(1.44)	(1.34)	(1.09)	(0.34)

Change in net asset value	(4.26)	(6.49)	3.76	1.65	0.95

NET ASSET VALUE, end of period	$12.59	$16.85	$23.34	$19.58	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(22.18)	(22.69)	27.10	15.91	7.67
Ratios to average net assets:
Net investment income (loss) (%)	5.87 (c)	4.89	4.00	4.36	4.27	(c)
Expenses, after expense reductions (%)	1.51 (c)	1.49	1.50	1.50	1.50	(c)
Expenses, after expense reductions and net of custody credits (%)	1.50 (c)	1.49	1.50	1.50	1.49	(c)
Expenses, before expense reductions (%)	1.96 (c)	1.77	2.16	6.05	28.93	(c)(d)

Portfolio turnover rate (%)	43.11	46.07	62.60	55.29	76.76

Net assets at end of period (thousands)	$8,911	$11,848	$7,544	$1,301	$280

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

28    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2009*		Period Ended Sept. 30, 2008 (a)
Class R4 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.94		$21.22

Income from investment operations:
Net investment income (loss)	0.40		0.66
Net realized and unrealized gain (loss) on investments	(4.14)		(4.39)
Total from investment operations	(3.74)		(3.73)

Less dividends from:
Net investment income	(0.55)		(0.55)

Change in net asset value	(4.29)		(4.28)

NET ASSET VALUE, end of period	$12.65		$16.94

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(22.19)		(17.79)
Ratios to average net assets:
Net investment income (loss) (%)	5.98	(c)	5.28	(c)
Expenses, after expense reductions (%)	1.41	(c)	1.40	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	(c)	1.40	(c)
Expenses, before expense reductions (%)	10.15	(c)(d)	16.97	(c)(d)

Portfolio turnover rate (%)	43.11		46.07

Net assets at end of period (thousands)	$212		$251

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report      29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2009*		Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class R5 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.98		$23.51	$20.74

Income from investment operations:
Net investment income (loss)	0.40		1.11	0.46
Net realized and unrealized gain (loss) on investments	(4.13)		(6.09)	2.87
Total from investment operations	(3.73)		(4.98)	3.33

Less dividends from:
Net investment income	(0.58)		(1.08)	(0.56)
Net realized gains	—		(0.47)	—
Total dividends	(0.58)		(1.55)	(0.56)

Change in net asset value	(4.31)		(6.53)	2.77

NET ASSET VALUE, end of period	$12.67		$16.98	$23.51

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(22.10)		(22.27)	16.19
Ratios to average net assets:
Net investment income (loss) (%)	5.85	(c)	5.48	3.17	(c)
Expenses, after expense reductions (%)	0.99	(c)	0.99	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.99	0.98	(c)
Expenses, before expense reductions (%)	10.37	(c)(d)	11.77 (d)	278.77	(c)(d)

Portfolio turnover rate (%)	43.11		46.07	62.60

Net assets at end of period (thousands)	$250		$221	$72

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/09

Telecommunication Services	15.0%
Utilities	12.4%
Energy	11.3%
Food, Beverage & Tobacco	8.4%
Banks	7.7%
Diversified Financials	7.6%
Consumer Services	5.2%
Real Estate	4.8%
Materials	4.7%
Insurance	4.2%
Pharmaceuticals, Biotechnology & Life Sciences	3.7%
Semiconductors & Semiconductor Equipment	2.4%
Transportation	2.1%
Media	1.5%
Technology Hardware & Equipment	0.8%
Commercial & Professional Services	0.8%
Food & Staples Retailing	0.7%
Retailing	0.3%
Automobiles & Components	0.3%
Software & Services	0.2%

Other Non-Classified Securities:
Exchange Traded Funds	1.7%
Other Securities	1.6%
U.S. Government Agencies	0.5%
Asset Backed Securities	0.4%
Foreign Bonds	0.4%
Taxable Municipal Bonds	0.1%
Other Assets & Cash Equivalents	1.2%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/09

United States	60.4%
Australia	5.7%
Spain	4.2%
Italy	3.6%
Switzerland	3.1%
France	2.8%
Greece	2.5%
China	2.2%
Canada	2.1%
United Kingdom	2.1%
Luxembourg	1.6%
Finland	1.2%
Netherlands	1.2%
Hong Kong	1.1%
Israel	0.8%
South Africa	0.7%
Russia	0.6%
Turkey	0.5%
Norway	0.5%
Germany	0.5%
South Korea	0.5%
Bermuda	0.4%
Brazil	0.3%
United Arab Emirates	0.1%
Malaysia	0.1%
Mexico*	0.0%
Ireland*	0.0%

Other Assets & Cash Equivalents	1.2%

*	Country percentages were less than 0.1%.

Certified Semi-Annual Report      31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 55.16%

BANKS — 3.98%
COMMERCIAL BANKS — 3.98%
Associated Banc-Corp.	523,400	$8,081,296
Bank of Montreal	1,000,000	26,165,926
Banque Cantonale Vaudoise	34,200	11,349,425
Huntington Bancshares, Inc.	1,825,494	3,030,320
Liechtensteinische Landesbank AG	910,000	41,171,045
St. Galler Kantonalbank	20,800	6,715,277

		96,513,289

COMMERCIAL & PROFESSIONAL SERVICES — 0.72%
COMMERCIAL SERVICES & SUPPLIES — 0.72%
Seek Ltd.	9,000,000	17,522,816

		17,522,816

CONSUMER SERVICES — 4.43%
HOTELS, RESTAURANTS & LEISURE — 4.43%
Berjaya Sports Toto Berhad	2,500,000	3,140,859
McDonald’s Corp.	800,000	43,656,000
OPAP SA	2,300,000	60,565,558

		107,362,417

DIVERSIFIED FINANCIALS — 3.58%
CAPITAL MARKETS — 1.71%
AllianceBernstein Holdings LP	750,000	11,040,000
Apollo Investment Corp.	5,316,600	18,501,768
Henderson Group plc	10,100,000	11,810,967
DIVERSIFIED FINANCIAL SERVICES — 1.87%
Bolsas y Mercados Espanoles	900,000	20,817,833
Hong Kong Exchanges & Clearing Ltd.	1,900,000	17,907,646
KKR Financial Holdings, LLC (1)	7,500,000	6,675,000

		86,753,214

ENERGY — 5.52%
ENERGY EQUIPMENT & SERVICES — 1.01%
Diamond Offshore Drilling, Inc.	192,700	12,113,122
Fred Olsen Energy ASA	450,000	12,388,024
OIL, GAS & CONSUMABLE FUELS — 4.51%
Eni SpA	2,795,000	54,290,448
Total SA	857,900	42,657,237
Tupras-Turkiye Petrol Rafinerileri A.S.	1,250,000	12,554,503

		134,003,334

FOOD & STAPLES RETAILING — 0.56%
FOOD & STAPLES RETAILING — 0.56%
Sysco Corp.	600,000	13,680,000

		13,680,000

FOOD, BEVERAGE & TOBACCO — 7.31%
BEVERAGES — 2.06%
Coca Cola Co.	1,134,200	49,848,090

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
FOOD PRODUCTS — 1.33%
Kraft Foods, Inc. A	1,450,000	$32,320,500
TOBACCO — 3.92%
Altria Group, Inc.	2,377,900	38,093,958
Philip Morris	1,600,000	56,928,000

		177,190,548

INSURANCE — 1.69%
INSURANCE — 1.69%
Cincinnati Financial Corp.	1,077,340	24,638,766
Swiss Re	1,000,000	16,375,296

		41,014,062

MATERIALS — 2.06%
CHEMICALS — 0.84%
Israel Chemicals Ltd.	2,500,000	20,274,914
METALS & MINING — 1.22%
Impala Platinum Holdings Ltd.	1,000,000	16,706,255
Southern Copper Corp.	740,000	12,890,800

		49,871,969

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.44%
PHARMACEUTICALS — 3.44%
Eli Lilly & Co.	2,500,000	83,525,000

		83,525,000

REAL ESTATE — 2.63%
REAL ESTATE INVESTMENT TRUSTS — 2.63%
Annaly Capital Management, Inc.	2,280,000	31,623,600
Chimera Investment Corp. (1)	9,588,800	32,218,368

		63,841,968

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.61%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.61%
Intel Corp.	2,600,000	39,130,000

		39,130,000

SOFTWARE & SERVICES — 0.09%
INFORMATION TECHNOLOGY SERVICES — 0.09%
Redecard SA	178,800	2,162,018

		2,162,018

TELECOMMUNICATION SERVICES — 11.02%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.90%
AT&T, Inc.	500,000	12,600,000
France Telecom SA	1,102,200	25,114,167
Telefónica SA	4,027,200	80,365,078
Telstra Corp. Ltd.	32,902,081	73,439,847
WIRELESS TELECOMMUNICATION SERVICES — 3.12%
China Mobile Ltd.	6,000,000	52,370,139
Vodafone Group plc	13,261,900	23,357,896

		267,247,127

Certified Semi-Annual Report      33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.31%
TRANSPORTATION INFRASTRUCTURE — 1.31%
Hopewell Highway	15,643,500	$8,739,498
Macquarie Airports	18,334,671	23,139,455

		31,878,953

UTILITIES — 5.21%
ELECTRIC UTILITIES — 4.92%
E. ON AG	427,100	11,865,276
Enel S.p.A.	6,800,000	32,637,058
Entergy Corp.	680,000	46,301,200
Fortum Oyj	1,492,120	28,447,879
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.29%
Algonquin Power Income Fund Trust (1)	3,710,900	7,093,329

		126,344,742

TOTAL COMMON STOCK (Cost $1,970,501,396)		1,338,041,457

PREFERRED STOCK — 1.88%
BANKS — 1.74%
COMMERCIAL BANKS — 1.74%
Barclays Bank plc	200,000	2,340,000
Fifth Third Bancorp	400,000	16,480,000
First Tennessee Bank	12,000	3,232,500
Huntington Bancshares	60,200	20,167,000

		42,219,500

DIVERSIFIED FINANCIALS — 0.14%
CAPITAL MARKETS — 0.05%
Morgan Stanley	120,000	1,170,000
DIVERSIFIED FINANCIAL SERVICES — 0.09%
Bank of America Corp.	420,000	2,129,400

		3,299,400

TOTAL PREFERRED STOCK (Cost $110,182,796)		45,518,900

EXCHANGE TRADED FUNDS — 1.72%
iShares High Yield Corporate Bond ETF	400,000	27,120,000
iShares Investment Grade Corporate Bond ETF	155,000	14,588,600

TOTAL EXCHANGE TRADED FUNDS (Cost $41,630,118)		41,708,600

ASSET BACKED SECURITIES — 0.44%

BANKS — 0.16%
COMMERCIAL BANKS — 0.16%
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.549%, 2/25/2035	$10,599,367	2,053,162
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.688%, 3/25/2035	9,894,262	1,855,589

		3,908,751

34    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 0.28%
CAPITAL MARKETS — 0.11%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 4.825%, 8/25/2033	$1,179,357	$393,376
Merrill Lynch Mtg Investors Trust, 4.226%, 8/25/2034	7,300,545	2,243,362
DIVERSIFIED FINANCIAL SERVICES — 0.17%
Banc of America Funding Corp. Series 2006-I Class SB1, 4.735%, 12/20/2036	3,330,299	482,679
Banc of America Mtg Securities Series 2005-A Class B1, 4.722%, 2/25/2035	5,414,655	1,684,555
Citigroup Mtg Loan Trust, Inc., 4.908%, 3/25/2034	2,269,661	729,999
Structured Asset Security Corp. Series 2002-27A Class B1, 5.264%, 1/25/2033	3,615,154	1,147,652

		6,681,623

TOTAL ASSET BACKED SECURITIES (Cost $38,750,380)		10,590,374

CORPORATE BONDS — 30.68%
AUTOMOBILES & COMPONENTS — 0.27%
AUTOMOBILES — 0.27%
American Honda Finance, 7.625%, 10/1/2018 (2)	7,000,000	6,591,032

		6,591,032

BANKS — 1.95%
COMMERCIAL BANKS — 1.29%
Alfa Diversified, 3.32%, 3/15/2012 (2)	5,250,000	3,979,920
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	2,625,648
Huntington Capital III, 6.65%, 5/15/2037	11,700,000	2,967,167
National City Bank, 7.25%, 7/15/2010	5,000,000	5,092,695
National City Preferred Capital Trust I, 12.00%, 12/29/2049	3,250,000	2,231,060
PNC Financial Services Group, Inc., 8.25%, 5/29/2049	10,000,000	4,895,320
PNC Preferred Funding Trust, 8.70%, 12/31/2049 (2)	4,500,000	2,025,045
Provident Bank MD, 9.50%, 5/1/2018	4,250,000	3,965,590
Silicon Valley Bank, 6.05%, 6/1/2017	1,200,000	930,022
Webster Capital Trust IV, 7.65%, 6/15/2037	3,400,000	1,410,891
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	2,500,000	1,190,787
THRIFTS & MORTGAGE FINANCE — 0.66%
Sovereign Bancorp, Inc., 1.457%, 3/23/2010	17,500,000	15,986,652

		47,300,797

COMMERCIAL & PROFESSIONAL SERVICES — 0.03%
COMMERCIAL SERVICES & SUPPLIES — 0.03%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	495,000
Waste Management, Inc., 7.375%, 8/1/2010	175,000	179,038

		674,038

CONSUMER SERVICES — 0.74%
HOTELS, RESTAURANTS & LEISURE — 0.74%
NPC International, Inc., 9.50%, 5/1/2014	16,835,000	13,131,300
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	5,095,000	4,775,289

		17,906,589

DIVERSIFIED FINANCIALS — 2.97%
CAPITAL MARKETS — 0.26%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	6,231,736

Certified Semi-Annual Report      35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
CONSUMER FINANCE — 1.34%
American Express Credit Co., 5.875%, 5/2/2013	$5,000,000	$4,389,890
Capital One Financial Corp., 6.15%, 9/1/2016	25,500,000	16,141,576
SLM Corp., 4.50%, 7/26/2010	12,800,000	9,600,000
SLM Corp. LIBOR Floating Rate Note, 1.459%, 1/27/2014	5,000,000	2,292,270
DIVERSIFIED FINANCIAL SERVICES — 1.37%
CIT Group, Inc., 5.00%, 2/13/2014	9,500,000	5,446,113
Citigroup, Inc., 5.00%, 9/15/2014	16,250,000	10,772,141
JPMorgan Chase & Co., 7.90%, 4/29/2049	15,000,000	9,639,600
MBNA Corp., 6.125%, 3/1/2013	2,000,000	1,730,974
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	5,788,540

		72,032,840

ENERGY — 5.14%
ENERGY EQUIPMENT & SERVICES — 0.67%
Calfrac Holdings, 7.75%, 2/15/2015 (2)	7,900,000	3,752,500
Nabors Industries, Inc., 9.25%, 1/15/2019 (2)	11,000,000	10,430,508
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	442,500
Weatherford International Ltd., 9.625%, 3/1/2019	1,500,000	1,551,470
OIL, GAS & CONSUMABLE FUELS — 4.47%
Chesapeake Energy Corp., 7.00%, 8/15/2014	1,000,000	880,000
DCP Midstream LLC, 9.75%, 3/15/2019 (2)	5,000,000	4,957,025
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	10,051,704
Enterprise Products Operating LP, 9.75%, 1/31/2014	4,750,000	5,219,314
Enterprise Products Operating LP, 7.034%, 1/15/2068	5,900,000	3,687,500
Gaz Capital SA, 7.343%, 4/11/2013 (2)	1,000,000	876,250
Gaz Capital SA, 8.146%, 4/11/2018 (2)	2,000,000	1,640,000
GS Caltex Corp., 7.25%, 7/2/2013 (2)(3)	7,000,000	5,936,980
Kinder Morgan Energy Partners, 9.00%, 2/1/2019	9,750,000	10,422,214
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,040,415
NuStar Logistics, 7.65%, 4/15/2018	19,000,000	15,656,988
Oneok Partners, LP, 5.90%, 4/1/2012	3,000,000	2,937,576
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	8,072,496
Petroleum Development Corp., 12.00%, 2/15/2018	15,500,000	10,230,000
Petroplus Finance Ltd., 6.75%, 5/1/2014 (2)	4,000,000	2,960,000
Plains Exploration & Production Co., 7.625%, 6/1/2018	1,000,000	810,000
Southern Union Co., 7.20%, 11/1/2066	19,900,000	9,950,000
Teppco Partners LP, 7.00%, 6/1/2067	2,000,000	1,144,190
Woodside Financial Ltd., 8.125%, 3/1/2014 (2)	8,000,000	7,982,184

		124,631,814

FOOD & STAPLES RETAILING — 0.12%
FOOD & STAPLES RETAILING — 0.12%
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	2,196,875
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	675,000

		2,871,875

FOOD, BEVERAGE & TOBACCO — 1.05%
BEVERAGES — 0.15%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	3,750,000	3,681,990

36    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
TOBACCO — 0.90%
Altria Group, Inc., 8.50%, 11/10/2013	$4,000,000	$4,338,200
Altria Group, Inc., 9.70%, 11/10/2018	10,750,000	11,701,375
B.A.T. International Finance, plc, 9.50%, 11/15/2018 (2)	5,000,000	5,680,900

		25,402,465

INSURANCE — 2.47%
INSURANCE — 2.47%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	398,818
International Lease Finance Corp., 5.125%, 11/1/2010	5,000,000	3,744,345
Liberty Mutual Group, Inc., 5.75%, 3/15/2014 (2)	1,000,000	770,688
Metlife Capital Trust, 9.25%, 4/8/2068 (2)	24,000,000	13,440,000
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,250,000	3,648,816
Pacific Life Global Funding CPI Floating Rate Note, 1.49%, 2/6/2016	2,000,000	1,744,660
Prudential Holdings, LLC, 8.695%, 12/18/2023 (2)	4,300,000	3,700,279
Swiss Re Capital I, LP, 6.854%, 5/29/2049 (2)	99,600,000	30,378,000
ZFS Finance USA Trust V, 6.50%, 5/9/2037 (2)	5,000,000	2,050,000

		59,875,606

MATERIALS — 2.43%
CONSTRUCTION MATERIALS — 0.63%
Ace Hardware Corp., 9.125%, 6/1/2016 (2)	6,250,000	5,125,000
C8 Capital Ltd., 6.64%, 12/31/2049 (2)	2,000,000	700,080
CRH America, Inc., 8.125%, 7/15/2018	12,250,000	9,551,570
METALS & MINING — 1.48%
Bemax Resources, 9.375%, 7/15/2014 (2)	5,000,000	1,350,000
FMG Finance Property Ltd., 10.00%, 9/1/2013 (2)	2,000,000	1,700,000
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/2017	6,965,000	6,512,275
Freeport-McMoran Corp., 6.125%, 3/15/2034	4,500,000	2,925,000
Freeport-McMoRan Copper & Gold, 8.25%, 4/1/2015	8,000,000	7,660,000
GTL Trade Finance, Inc., 7.25%, 10/20/2017 (2)	7,000,000	5,985,000
Mercator Minerals Ltd., 11.50%, 2/16/2012 (3)	16,700,000	9,687,670
PAPER & FOREST PRODUCTS — 0.32%
International Paper Co., 7.40%, 6/15/2014	9,500,000	7,836,978

		59,033,573

MEDIA — 1.34%
MEDIA — 1.34%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	432,565
Comcast Cable Communications, 8.875%, 5/1/2017	5,000,000	5,421,105
DIRECTV Holdings, 6.375%, 6/15/2015	5,100,000	4,806,750
DIRECTV Holdings, 7.625%, 5/15/2016	3,000,000	2,940,000
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	14,865,564
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,181,204

		32,647,188

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.27%
BIOTECHNOLOGY — 0.27%
Biogen Idec, Inc., 6.00%, 3/1/2013	4,000,000	4,053,496
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 1.941%, 2/1/2014	3,000,000	2,417,040

		6,470,536

Certified Semi-Annual Report      37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
REAL ESTATE — 0.30%
REAL ESTATE — 0.30%
Agile Property Holdings Ltd, 9.00%, 9/22/2013 (2)	$10,000,000	$7,200,000

		7,200,000

RETAILING — 0.27%
INTERNET & CATALOG RETAIL — 0.04%
Ticketmaster, 10.75%, 8/1/2016 (2)	1,500,000	1,020,000
MULTILINE RETAIL — 0.07%
Parkson Retail Group, 7.125%, 5/30/2012	2,110,000	1,767,125
SPECIALTY RETAIL — 0.16%
Best Buy, Inc., 6.75%, 7/15/2013	4,000,000	3,805,756

		6,592,881

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.79%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.79%
KLA Instruments Corp., 6.90%, 5/1/2018	10,000,000	7,904,600
National Semiconductor Corp., 1.57%, 6/15/2010	11,200,000	9,814,459
National Semiconductor Corp., 6.15%, 6/15/2012	2,000,000	1,556,156

		19,275,215

SOFTWARE & SERVICES — 0.15%
SOFTWARE — 0.15%
BMC Software, Inc., 7.25%, 6/1/2018	4,000,000	3,617,188

		3,617,188

TECHNOLOGY HARDWARE & EQUIPMENT — 0.78%
COMMUNICATIONS EQUIPMENT — 0.63%
Corning, Inc., 6.05%, 6/15/2015	8,000,000	7,642,248
Motorola, Inc., 6.00%, 11/15/2017	10,000,000	7,755,100
COMPUTERS & PERIPHERALS — 0.15%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,695,000	3,528,725

		18,926,073

TELECOMMUNICATION SERVICES — 3.18%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.18%
Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	27,936,228
Global Crossing Ltd., 7.484%, 5/9/2012	4,500,000	2,250,000
Level 3 Financing, Inc., 9.25%, 11/1/2014	33,600,000	23,184,000
Level 3 Financing, Inc., 12.25%, 3/15/2013	6,000,000	4,500,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,313,816
Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	3,532,815
Vimpelcom, 8.25%, 5/23/2016 (2)	4,500,000	2,745,000
Windstream Corp., 8.125%, 8/1/2013	10,800,000	10,638,000

		77,099,859

TRANSPORTATION — 0.76%
AIR FREIGHT & LOGISTICS — 0.21%
FedEx Corp., 5.50%, 8/15/2009	5,000,000	5,040,235
ROAD & RAIL — 0.33%
Hertz Corp., 8.875%, 1/1/2014	13,205,000	8,005,531
TRANSPORTATION INFRASTRUCTURE — 0.22%
Southern Cross Air Corp., 5.262%, 12/20/2016	12,792,600	5,337,200

		18,382,966

38    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
UTILITIES — 5.67%
ELECTRIC UTILITIES — 2.39%
Alabama Power Capital Trust V, 5.50%, 10/1/2042	$4,000,000	$3,117,684
Aquila, Inc., 7.95%, 2/1/2011	3,000,000	2,946,507
Arizona Public Services Co., 5.50%, 9/1/2035	5,000,000	3,053,150
Arizona Public Services Co., 8.75%, 3/1/2019	6,500,000	6,526,396
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	14,000,000	12,724,334
Great River Energy, 5.829%, 7/1/2017 (2)	2,518,781	2,599,408
Monongahela Power, 7.95%, 12/15/2013 (2)	2,000,000	2,163,514
Monongahela Power, 5.70%, 3/15/2017 (2)	7,000,000	6,203,057
Texas-New Mexico Power, 9.50%, 4/1/2019 (2)	19,000,000	18,704,208
GAS UTILITIES — 0.39%
Southwest Gas Corp., 7.625%, 5/15/2012	9,465,000	9,382,267
MULTI-UTILITIES — 2.89%
Dominion Resources, Inc., 8.875%, 1/15/2019	14,750,000	16,698,401
Illinois Power Co., 9.75%, 11/15/2018	5,000,000	5,443,270
NiSource Finance Corp., 6.15%, 3/1/2013	12,237,000	10,687,918
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	16,183,140
Sempra Energy, 9.80%, 12/1/2019	7,750,000	8,584,164
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,173,822
Union Electric Co., 6.70%, 2/1/2019	2,500,000	2,381,300
Ville De Montreal, 5.45%, 12/1/2019	10,000,000	8,037,357

		137,609,897

TOTAL CORPORATE BONDS (Cost $847,012,902)		744,142,433

CONVERTIBLE BONDS — 3.86%

DIVERSIFIED FINANCIALS — 0.73%
DIVERSIFIED FINANCIAL SERVICES — 0.73%
KKR Financial Holdings, LLC, 7.00%, 7/15/2012	64,100,000	17,707,625

		17,707,625

ENERGY — 0.34%
OIL, GAS & CONSUMABLE FUELS — 0.34%
Chesapeake Energy Corp., 2.25%, 12/15/2038	16,000,000	8,240,000

		8,240,000

FOOD & STAPLES RETAILING — 0.05%
FOOD & STAPLES RETAILING — 0.05%
Rite Aid Corp., 8.50%, 5/15/2015	4,250,000	1,174,063

		1,174,063

MEDIA — 0.04%
MEDIA — 0.04%
Central European Media, 3.50%, 3/15/2013 (2)	2,000,000	1,007,500

		1,007,500

REAL ESTATE — 1.82%
REAL ESTATE INVESTMENT TRUSTS — 1.82%
Extra Space Storage, LP, 3.625%, 4/1/2027 (2)	24,750,000	16,149,375
Vornado Realty Trust, 2.85%, 4/1/2027	35,800,000	26,850,000
Washington REIT, 3.875%, 9/15/2026	1,470,000	1,236,637

		44,236,012

Certified Semi-Annual Report      39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.88%
WIRELESS TELECOMMUNICATION SERVICES — 0.88%
NII Holdings, 3.125%, 6/15/2012	$23,300,000	$16,193,500
SBA Communications Corp., 1.875%, 5/1/2013 (2)	6,500,000	5,200,000

		21,393,500

TOTAL CONVERTIBLE BONDS (Cost $130,692,763)		93,758,700

MUNICIPAL BONDS— 0.07%
Victor New York, 9.20%, 5/1/2014	1,735,000	1,750,129

TOTAL MUNICIPAL BONDS (Cost $1,825,799)		1,750,129

U.S. GOVERNMENT AGENCIES — 0.52%
Federal National Mtg. Association Remic Series 2006-B1 Class AB, 6.00%, 6/25/2016	12,414,360	12,691,609

TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,373,152)		12,691,609

FOREIGN BONDS — 0.42%
ENERGY — 0.21%
OIL, GAS & CONSUMABLE FUELS — 0.21%
OAO Gazprom, 7.25%, 2/22/2010 (RUB)	195,000,000	4,999,366

		4,999,366

MEDIA — 0.01%
MEDIA — 0.01%
Independent News & Media plc, 5.75%, 5/17/2009 (EUR)	600,000	318,864

		318,864

MISCELLANEOUS — 0.20%
MISCELLANEOUS — 0.20%
Republic of Brazil, 12.50%, 1/5/2016 (BRL)	10,750,000	4,865,826

		4,865,826

TOTAL FOREIGN BONDS (Cost $14,863,608)		10,184,056

YANKEE BONDS — 2.41%

BANKS — 0.03%
COMMERCIAL BANKS — 0.03%
Banco Industrial e Commercial S.A., 7.00%, 4/23/2010	500,000	450,000
Landsbanki Islands HF, 7.431%, 12/31/2049 (2)(4)+	5,000,000	500
Shinhan Bank, 6.819%, 9/20/2036	900,000	439,527

		890,027

DIVERSIFIED FINANCIALS — 0.19%
DIVERSIFIED FINANCIAL SERVICES — 0.19%
Export-Import Bank of Korea, 8.125%, 1/21/2014	2,750,000	2,842,480
Korea Development Bank, 5.30%, 1/17/2013	800,000	742,083
Korea Development Bank, 1.565%, 4/3/2010	1,000,000	972,136

		4,556,699

40    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 0.32%
OIL, GAS & CONSUMABLE FUELS — 0.32%
Griffin Coal Mining Ltd., 9.50%, 12/1/2016 (2)	$22,000,000	$7,755,000

		7,755,000

MATERIALS — 0.18%
METALS & MINING — 0.18%
Vedanta Resources, plc, 6.625%, 2/22/2010	4,500,000	4,342,500

		4,342,500

TELECOMMUNICATION SERVICES — 0.13%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.13%
GC Impsat Holdings I plc, 9.875%, 2/15/2017 (2)	4,750,000	3,182,500

		3,182,500

UTILITIES — 1.56%
ELECTRIC UTILITIES — 1.56%
Enel Finance International S.A., 6.25%, 9/15/2017 (2)	38,000,000	34,432,864
Taqa Abu Dhabi National Energy Co., 7.25%, 8/1/2018 (2)	3,500,000	3,332,255

		37,765,119

TOTAL YANKEE BONDS (Cost $75,975,901)		58,491,845

OTHER SECURITIES — 1.62%

LOAN PARTICIPATIONS — 1.62%
Charter Communications, Inc., 3.18%, 3/6/2014	5,332,300	4,317,670
Charter Communications, Inc., 3.36%, 3/6/2014	891,300	721,704
Charter Communications, Inc., 3.23%, 3/6/2014	1,736,098	1,405,753
Charter Communications, Inc., 3.36%, 1/28/2014	20,151	16,317
Crown Castle Operating Co., 5.376%, 3/6/2014	2,992,386	2,652,002
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	4,243,902	1,892,059
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/9/2015	36,585	16,311
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/31/2015	336,585	150,060
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/31/2015	58,537	26,097
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	4,024,390	1,794,194
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	300,000	133,749
Global Crossing Ltd., 5.00%, 5/15/2011	5,500,000	2,750,000
Mylan Laboratories, Inc., 4.50%, 10/2/2014	7,824,726	7,243,740
Mylan Laboratories, Inc., 3.75%, 10/2/2014	633,803	586,743
Mylan Laboratories, Inc., 3.75%, 10/2/2014	1,341,471	1,241,867
Texas Comp Elec. Holdings, LLC, 4.033%, 10/10/2014	7,878,788	5,180,303
Texas Comp Elec. Holdings, LLC, 4.033%, 10/10/2014	13,787,879	9,017,686
Texas Comp Elec. Holdings, LLC, 3.979%, 10/31/2014	70,707	46,244
Texas Comp Elec. Holdings, LLC, 3.979%, 10/10/2014	101,010	66,414
Texas Comp Elec. holdings, LLC, 4.451%, 10/31/2014	106,061	69,367

		39,328,280

TOTAL OTHER SECURITIES (Cost $45,364,513)		39,328,280

Certified Semi-Annual Report      41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 0.31%
California State, put 4/7/2009 (LOC: Bank of America) (weekly demand notes), 0.30%, 5/1/2040	$2,000,000	$2,000,000
Intesa Funding, LLC, 0.25%, 4/1/2009	5,500,000	5,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $7,500,000)		7,500,000

TOTAL INVESTMENTS — 99.09% (Cost $3,296,673,328)		$2,403,706,381

OTHER ASSETS LESS LIABILITIES — 0.91%		22,151,866

NET ASSETS — 100.00%		$2,425,858,247

Footnote Legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept 30, 2008	Gross Additions	Gross Reductions	Shares at March 31, 2009	Market Value March 31, 2009	Dividend Income
Algonquin Power Income Fund Trust	3,710,900	—	—	3,710,900	*	*
Chimera Investment Corp.	—	9,588,800	—	9,588,800	$32,218,368	$383,552
KKR Financial Holdings, LLC	7,400,000	100,000	—	7,500,000	6,675,000	—

					$38,893,368	$383,552

*	No longer a non-controlled affiliated issuer at March 31, 2009.

Total non-controlled affiliated issuers – 1.60% of net assets.

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, the aggregate value of these securities in the Fund’s portfolio was $233,706,572, representing 9.63% of the Fund’s net assets.
(3)	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
(4)	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Dollars
CPI	Consumer Price Index
EUR	Denominated in Euro Dollars
LOC	Letter of Credit
Mtg	Mortgage
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RUB	Denominated in Russian Rubles
SBA	Small Business Administration
SPA	Stand-by Purchase Agreement

See notes to financial statements.

42    Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$778.40	$5.89
Hypothetical*	$1,000.00	$1,018.30	$6.69

Class C Shares
Actual	$1,000.00	$775.80	$8.40
Hypothetical*	$1,000.00	$1,015.47	$9.53

Class I Shares
Actual	$1,000.00	$780.20	$4.27
Hypothetical*	$1,000.00	$1,020.13	$4.85

Class R3 Shares
Actual	$1,000.00	$778.20	$6.65
Hypothetical*	$1,000.00	$1,017.45	$7.54

Class R4 Shares
Actual	$1,000.00	$778.10	$6.21
Hypothetical*	$1,000.00	$1,017.95	$7.05

Class R5 Shares
Actual	$1,000.00	$779.00	$4.39
Hypothetical*	$1,000.00	$1,020.00	$4.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.33%; C: 1.90%; I: 0.96%; R3: 1.50%; R4: 1.40%; and R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report      43

INDEX COMPARISON

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009 (with sales charge)

	1 Yr	5 Yr	Since Inception
A Shares (Incep: 12/24/02)	-37.36%	0.64%	5.64%
C Shares (Incep: 12/24/02)	-35.44%	1.03%	5.88%
I Shares (Incep: 11/3/03)	-34.10%	2.00%	3.66%
R3 Shares (Incep: 2/1/05)	-34.44%	—	-1.12%
R4 Shares (Incep: 2/1/08)	-34.40%	—	-31.92%
R5 Shares (Incep: 2/1/07)	-34.22%	—	-15.02%
Blended Index (Since: 12/24/02)	-32.96%	-1.40%	2.89%
S&P 500 Index (Since: 12/24/02)	-38.09%	-4.76%	0.18%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, or R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Blended Index is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars. The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

44    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY

PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report      45

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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50      This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH1075

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2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), an indicator of a company’s financial performance.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality.

This page is not part of the Semi-Annual Report. 3

Thornburg Global Opportunities Fund

CO-PORTFOLIO MANAGERS

W. Vinson Walden, CFA, and Brian McMahon

KEY PORTFOLIO ATTRIBUTES

As of 3/31/09

Portfolio P/E Trailing 12-months*	8.7x
Portfolio Price to Cash Flow*	5.5
Portfolio Price to Book Value*	1.6
Median Market Cap*	$4.4 B
Number of Companies	33

*	Source: FactSet

IMPORTANT PERFORMANCE

INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.67%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time. Without these waivers, returns would be lower.

Investment fads come and go, and the landscape is littered with funds which generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long-term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for – solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the entire Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward – to purchase promising companies that the team feels are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is getting increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/09

	1 Yr	Since Inception
A Shares (Incep: 7/28/06)
Without Sales Charge	-50.37%	-10.79%
With Sales Charge	-52.60%	-12.31%
MSCI AC World Index (Since: 7/28/06)	-43.10%	-14.78%

4 This page is not part of the Semi-Annual Report.

Rather, we believe that straightforward business models executed by capable management teams make the best investments.

The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 84% of category assets are concentrated in 10 funds, and the average world stock fund holds approximately 180 stocks (as of 3/31/09).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–50 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and make sense over the long-term.

COMPANIES CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/09

Top Contributors	Top Detractors
Crown Castle International Corp.	KKR Financial Holdings LLC
Fifth Third Bancorp	Swiss Re
Vornado Realty Trust	Eclipsys Corp.
Huntington Bancshares, Inc. Pfd.	Precision Drilling Trust
Redecard SA	Level 3 Communications, Inc.
Source: FactSet

TOP TEN EQUITY HOLDINGS

As of 3/31/09

Liechtensteinische Landesbank AG	5.7%
Crown Castle International Corp.	4.7%
Dell Inc.	4.5%
Teva Pharmaceutical Industries Ltd.	4.4%
Global Crossing Ltd.	4.3%
Willis Group Holdings Ltd.	3.7%
Google, Inc.	3.6%
China Mobile Ltd.	3.5%
OPAP SA	3.5%
Bachem Holding AG	3.5%

This page is not part of the Semi-Annual Report. 5

Thornburg Global Opportunities Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6 Certified Semi-Annual Report

Letter to Shareholders

April 27, 2009

Dear Fellow Shareholder:

For the six-month period ended March 31, 2009, the Thornburg Global Opportunities Fund produced a total return of negative 37.28% (Class A shares at NAV), compared to a total return of negative 30.67% for the MSCI AC World Index. It is impossible to be satisfied with this outcome, and we are not satisfied. Thornburg Global Opportunities Fund commenced operations on July 28, 2006 with a net asset value per share of $11.94. From its inception date through March 31, 2009, your Fund produced an average annual total return of negative 10.79% (Class A shares at NAV), compared to negative 14.78% for the MSCI AC World Index.

We advise caution in placing too much weight on results from six- or twelve-month periods. Prices can change quickly in any environment, particularly the current one. Indeed, both the MSCI Index and Thornburg Global Opportunities Fund have had significant price recoveries in recent weeks.

The six-month period under review includes the first months following the failure of Lehman Brothers and near failure of AIG, two long established financial giants that faltered in the early autumn of 2008. Soon thereafter, significant portions of the investment portfolios of each of these, and many other financial entities, began to be liquidated by lenders or their managements into nervous markets with few buyers. Many other investors who were NOT forced to sell became caught up in the drama, and elected to join the selling frenzy, further pressuring prices. The semi-frozen condition of the global financial markets rippled through the real economy, and virtually every sector in every geography suffered slower business conditions and lower share prices. All ten major sectors of the MSCI AC World Index delivered average share price declines, ranging from negative 17.9% (Telecom Services) to negative 46.6% (Financials):

	MSCI AC World Index
Sector	Sector Total Return 9/30/08 – 3/31/09	Average Sector Weight
Financials	-46.6%	18%
Energy	-28.2%	12%
Health Care	-19.6%	11%
Information Technology	-23.0%	11%
Consumer Staples	-22.9%	11%
Industrials	-34.7%	10%
Consumer Discretionary	-28.3%	9%
Materials	-29.5%	7%
Telecom Services	-17.9%	6%
Utilities	-24.7%	5%

In the hardest-hit sector, Financials, your Fund improved slightly on the poor index result with an average weighting that was almost 3% higher than the weighting of financials in the index. Within this sector, the Fund’s best performers were preferred stocks of Fifth Third Bancorp and Huntington Bancshares and bonds of Vornado Realty Trust, while the worst performers were the stock and bonds

Certified Semi-Annual Report 7

Letter to Shareholders

    Continued

of Swiss Re and the stocks of Hong Kong Exchanges & Clearing, Liechtenstein Landesbank, and Willis Group Holdings. Our energy stocks underperformed the index, with an average weighting similar to the benchmark. Both Gazprom and Precision Drilling Trust were down by more than 50%, and Canadian Natural Resources was down by more than 43%.

Thornburg Global Opportunities Fund’s most costly relative underperformers were in the Telecom Services sector, where your portfolio’s average weighting of almost 22% substantially exceeded the 6% weighting of this sector in the MSCI AC World Index. Our average return from these holdings, negative 32.3%, was well below the negative 17.9% delivered by the index stocks in this sector. Stock prices of Fund holdings Level 3 Communications, Global Crossing, and Millicom International Cellular each declined in price by more than 45% during the six-month period. (A larger investment in Level 3 bonds delivered a modest positive total return for your portfolio during the period.) At the time of this writing, each of these has made a substantial recovery from its March 2009 low price, and financial results for each of these holdings have been generally in line with expectations. The leveraged balance sheets of Level 3 and Global Crossing, each of which has a substantial and valuable base of fiber optic network assets, took investor attention off the operating business results. The emerging markets orientation of Millicom International Cellular pressured its price in the six-month period. We have favored the bonds of Level 3 over the common shares.

Between October 1, 2008, and March 31, 2009, twelve of your portfolio investments delivered positive returns, while 41 showed negative returns. In general, the magnitude of the negative returns exceeded those of the positive returns.

Below are listed the top twelve equity holdings of the Global Opportunities Fund, based upon average portfolio weighting during the period under review. Combined, these twelve investments accounted for an average of 45.7% of the Fund’s portfolio. We summarize key attributes, noting that the earnings changes for 2009 were tabulated based upon analyst forecasts, which are subject to change:

Company (2008 P/E*)	2008 Revenue Change	2008 Earnings Change	2009 Est. Earnings Change	6-Month Period Share Price Change
Liechtenstein Landesbank AG (10.1x)	-14.1%	-39.7%	+13.6%	-30.0%
Teva Pharmaceuticals (62.7x)	+17.8%	-67.2%	+315%	-1.6%
Dell Inc. (8.9x)	-0.1%	-4.9%	-23.8%	-42.5%
China Mobile Ltd (10.9x)	+15.5%	+29.4%	+4.7%	-12.3%
Comcast Corp. (15.9x)	+10.9%	+4.4%	+7.7%	-30.5%
Roche Holding (14.9x)	-1.1%	-8.0%	+12.0%	-10.5%
ENI S.p.A. (7.7x)	+23.9%	-11.1%	-40.7%	-21.4%
Willis Group (10.7x)	+9.9%	-26.4%	-5.0%	-31.8%
Eclipsys Corp. (6.6x)	+8.0%	+138%	-39.1%	-51.6%
OPAP SA (8.7x)	+9.0%	+27.5%	-2.0%	-8.4%
Bachem Holding (15.9x)	-1.7%	-9.0%	-1.4%	-30.0%
Telefónica (9.2x)	+2.7%	-12.7%	+2.1%	-10.5%

*	P/E ratios from FACTSET tabulations of analyst estimates for 2009 expected earnings, as of April 24, 2009.

8 Certified Semi-Annual Report

With the possible exceptions of pharmaceutical firms Teva, Roche, and Bachem, it is fair to say that the current serious recession has negatively impacted all of these businesses. All twelve stocks declined in price during the six-month period under review, ranging from negative 1.6% to negative 51.6%. Looking forward, we will evaluate these businesses in terms of their financial strength and staying power, whether they are maintaining their industry position through this downturn, and their values relative to other opportunities. Given their importance to your Fund’s portfolio and the discouraging performance of their stock prices between September 30, 2008, and March 31, 2009, we believe it is appropriate to write a few words about each of these twelve businesses:

Liechtenstein Landesbank (LLB): LLB is a 147 year old bank specializing in asset management and custody, with more than 46 billion Swiss Francs of client assets at December 31, 2008. Declines in stock and bond markets, and the generally weaker currencies of client assets relative to the Swiss Franc that LLB uses for its own accounts, caused management fees tied to these assets to decline in 2008. Also, values of the bank’s own investments were marked down through the income statement. LLB is well capitalized, has a dividend yield above 6%, and was priced below its book value/share at March 31, 2009.

Teva Pharmaceuticals: The world’s largest generic drug company, Teva had revenues of more than $11 billion in 2008. Reported EPS for 2008 were down due to write-offs of $1.76 billion relating primarily to acquisitions (Barr Laboratories, Sicor, Co-Genesys). Adjusted for these non-recurring write-offs, adjusted 2008 earnings of $2.86/share would have been 20% above 2007 levels, and would bring the price/earnings ratio down to around 15x.

Dell Inc.: The large manufacturer of personal computers, servers, printers, and peripherals had revenues exceeding $60 billion each of the last two years. Dell’s business clearly slowed over the course of 2008, and a challenging environment will persist in 2009. The market capitalization of Dell was approximately $19 billion at March 31, 2009, and net cash in excess of debt on the balance sheet was around $7 billion, leaving a firm value of around $12 billion. During fiscal 2008, Dell generated approximately $4 billion of operating cash flow; therefore, the firm value as a multiple of operating cash flow was an interesting 3x.

China Mobile: The world’s largest mobile telephony company had 2008 revenues of around $60 billion and EBITDA of $33 billion from more than 500 million subscribers. China Mobile had a March 31, 2009, market capitalization of approximately $175 billion, $25 billion of net balance sheet cash, and a dividend yield of just over 4%. Virtually all revenues are in Chinese Renminbi.

Comcast: The cable, broadband, and telephone service provider had 2008 revenues of more than $34 billion and EBITDA of $12.9 billion. Comcast has a market capitalization of $40 billion, and net debt of $30 billion.

Certified Semi-Annual Report 9

Letter to Shareholders

    Continued

Roche Holding: The Swiss pharmaceuticals and medical diagnostics giant had 2008 revenues of more than 45 billion Swiss Francs, a number that was constrained by the significant appreciation of that currency relative to most global currencies last year. The vast majority of Roche’s revenues are earned outside Switzerland. Long a majority shareholder of U.S.-based Genentech, 113-year-old Roche has a portfolio of important biologic drugs, including cancer fighters Avastin and Herceptin, and anti-arthritic drug Rituxan. Roche has a dividend yield of more than 3%.

ENI S.p.A.: Italy-based ENI is one of the world’s largest integrated oil companies, and also owns a large network of natural gas transport pipelines throughout Western Europe. Negative sentiment toward ENI relates primarily to the fact that the average oil price declined from more than $100/barrel in 2008 to around $44/barrel during Q1 2009. ENI currently pays a 1.30 EUR dividend, giving an 8.8% yield on its March 31, 2009 closing price. The company recently stated its intention to maintain this dividend, a credible assertion if the oil price doesn’t sink materially from current levels.

Willis Group: One of the world’s largest commercial insurance brokerages, Willis Group had 2008 revenues of more than $2.7 billion and operating income of approximately $600 million. Commercial insurance commissions are a function of both unit prices and volumes, which are in turn a byproduct of business conditions. At this time, unit prices are firm (due to capital constraints in the insurance industry), while we expect business volumes to be soft in 2009. Willis Group has a dividend yield of more than 4%.

Eclipsys: A provider of clinical software and related services to the health care industry, Eclipsys may benefit from Obama administration efforts to invest in automation of the IT infrastructure of the U.S. health care industry. In recent quarters, revenue growth has been below expectations, due to financial pressures on hospitals and medical clinics (Eclipsys’ customers). Eclipsys had no net debt and a market capitalization of around $600 million at March 31, 2009. In 2008, revenues were $515 million.

OPAP SA: Formally known as the Greek Organization of Football Prognostics, OPAP develops and operates six numerical lottery games and three sports betting games. The public can play these games or place bets through more than 5,000 agencies located throughout Greece and Cyprus. This is a cash-generative business with no net debt, minimal capital expenditure requirements, and a dividend yield that exceeds 10%.

Bachem Holding: With revenues of around 200 million Swiss Francs, this Swiss-based company is the world’s largest independent producer of peptide active ingredients for drugs and vaccines. A number of peptide drugs with interesting potential are being developed, and loss of patent protection on several older peptide drugs offers business opportunities for Bachem. Most generic drug firms are not capable of manufacturing peptides and must purchase them from independent suppliers. Bachem has no net debt, and a dividend yield of approximately 5% at March 31, 2009.

10 Certified Semi-Annual Report

Telefónica: Spain-based Telefónica is one of the world’s largest telecommunications service companies, providing service to more than 250 million customers in Spain, Western Europe, and Central and South America. In 2008, Telefónica had 58 billion EUR of revenues and more than 23 billion of EBITDA. In general, the Central and South American businesses of Telefónica are growing more quickly than the European operations, though depreciation of Latin American currencies relative to the Euro masked the growth of these businesses in 2008. Telefónica’s market capitalization is 68 billion EUR, debt is manageable at 40 billion EUR, and the dividend yield is 5.5%, based upon 2008 distributions.

At March 31, 2009, domestic stocks and bonds comprised approximately 41% of your portfolio; foreign stocks around 56%; and cash the remainder. The average price/earnings multiple of the stocks in your portfolio was 8.7x on March 31, 2009. We believe the portfolio includes a diverse and valuable collection of businesses, priced below intrinsic value. We try to remain alert to the possibility that changing circumstances could cause us to make changes to your Fund’s portfolio, whether due to an investment thesis for a particular stock proving faulty or to finding another asset that appears to be a better investment than one that is in the portfolio.

There can be a shortage of immediate reinforcement to contrarian investors who channel funds away from the crowd, but it usually pays to own attractively valued businesses with positive future prospects, even if the businesses face headwinds in the immediate future. We recommend that shareholders of Thornburg Global Opportunities Fund maintain a long-term perspective regarding their investment in this Fund.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can review descriptions of many of the stocks in your portfolio by going to our internet site, www.thornburg. com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report 11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $247,930,686) (Note 2)	$178,424,336
Cash	312,747
Receivable for investments sold	3,052,260
Receivable for fund shares sold	302,994
Unrealized gain on forward exchange contracts (Note 7)	309,461
Dividends receivable	616,335
Interest receivable	1,407,888
Prepaid expenses and other assets	48,766

Total Assets	184,474,787

LIABILITIES
Payable for securities purchased	1,429,903
Payable for fund shares redeemed	693,072
Unrealized loss on forward exchange contracts (Note 7)	876,843
Payable to investment advisor and other affiliates (Note 3)	153,620
Accounts payable and accrued expenses	263,150
Dividends payable	3,211

Total Liabilities	3,419,799

NET ASSETS	$181,054,988

NET ASSETS CONSIST OF:
Undistributed net investment income	$471,632
Net unrealized depreciation on investments	(70,113,404)
Accumulated net realized gain (loss)	(246,680,832)
Net capital paid in on shares of beneficial interest	497,377,592

$181,054,988

12 Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($54,876,908 applicable to 6,738,258 shares of beneficial interest outstanding - Note 4)	$8.14
Maximum sales charge, 4.50% of offering price	0.38

Maximum offering price per share	$8.52

Class C Shares:
Net asset value and offering price per share * ($52,695,016 applicable to 6,544,174 shares of beneficial interest outstanding - Note 4)	$8.05

Class I Shares:
Net asset value, offering and redemption price per share ($73,473,411 applicable to 8,988,991 shares of beneficial interest outstanding - Note 4)	$8.17

Class R3 Shares:
Net asset value, offering and redemption price per share ($6,157 applicable to 758 shares of beneficial interest outstanding - Note 4)	$8.13

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,966 applicable to 242 shares of beneficial interest outstanding - Note 4)	$8.13

Class R5 Shares:
Net asset value, offering and redemption price per share ($1,530 applicable to 186 shares of beneficial interest outstanding - Note 4)	$8.18

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report 13

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $215,723)	$2,828,392
Interest income	1,680,127

Total Income	4,508,519

EXPENSES:
Investment advisory fees (Note 3)	1,069,342
Administration fees (Note 3)
Class A Shares	53,642
Class C Shares	41,124
Class I Shares	23,193
Class R3 Shares	13
Class R4 Shares	1
Distribution and service fees (Note 3)
Class A Shares	106,090
Class C Shares	327,099
Class R3 Shares	53
Class R4 Shares	2
Transfer agent fees
Class A Shares	97,850
Class C Shares	84,676
Class I Shares	144,079
Class R3 Shares	896
Class R4 Shares	628
Class R5 Shares	635
Registration and filing fees
Class A Shares	13,764
Class C Shares	11,333
Class I Shares	14,009
Class R3 Shares	8,403
Class R4 Shares	8,437
Class R5 Shares	8,420
Custodian fees (Note 3)	69,362
Professional fees	27,631
Accounting fees	9,322
Trustee fees	5,660
Other expenses	73,718

Total Expenses	2,199,382
Less:
Expenses reimbursed by investment advisor (Note 3)	(224,596)
Investment advisory fees waived by investment advisor (Note 3)	(35,190)
Fees paid indirectly (Note 3)	(10,322)

Net Expenses	1,929,274

Net Investment Income	$2,579,245

14 Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2009 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(214,907,461)
Foreign currency transactions	7,306,753

(207,600,708)

Net change in unrealized appreciation (depreciation) on:
Investments	60,417,545
Foreign currency translations	(3,732,485)

56,685,060

Net Realized and Unrealized Loss	(150,915,648)

Net Decrease in Net Assets Resulting From Operations	$(148,336,403)

See notes to financial statements.

Certified Semi-Annual Report 15

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$2,579,245	$10,150,566
Net realized loss on investments and foreign currency transactions	(207,600,708)	(36,760,899)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	56,685,060	(183,908,572)

Net Increase (Decrease) in Net Assets Resulting from Operations	(148,336,403)	(210,518,905)
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,840,127)	(2,015,112)
Class C Shares	(1,808,947)	(334,642)
Class I Shares	(3,299,561)	(2,715,611)
Class R3 Shares	(821)	(441)
Class R4 Shares	(63)	(22)
Class R5 Shares	(59)	(27)
From realized gains
Class A Shares	—	(8,262,772)
Class C Shares	—	(3,642,010)
Class I Shares	—	(5,983,950)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(46,399,509)	(5,314,571)
Class C Shares	(9,662,235)	47,611,421
Class I Shares	(22,629,072)	128,935,073
Class R3 Shares	(14,665)	46,867
Class R4 Shares	481	3,327
Class R5 Shares	60	3,227

Net Decrease in Net Assets	(234,990,921)	(62,188,148)
NET ASSETS:
Beginning of period	416,045,909	478,234,057

End of period	$181,054,988	$416,045,909

Undistributed net investment income	$471,632	$5,841,965

*	Unaudited.

See notes to financial statements.

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$148,282,730	$476
Level 2 - Other Significant Observable Inputs	30,141,606	(567,382)
Level 3 - Significant Unobservable Inputs	—	—
Other	—	—

Total	$178,424,336	$(566,906)

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2009, the Advisor voluntarily waived investment advisory fees of $35,190. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $4,552 for Class A shares, $11,332 for Class C shares, $181,280 for Class I shares, $9,310 for Class R3 shares, $9,067 for Class R4 shares, and $9,055 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned commissions aggregating $2,857 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $20,774 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $10,322.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,864,484	$26,476,982	7,801,931	$146,068,191
Shares issued to shareholders in reinvestment of dividends	286,925	2,622,494	487,847	9,037,357
Shares repurchased	(8,369,470)	(75,501,044)	(9,414,853)	(160,449,772)
Redemption fees received**	—	2,059	—	29,653

Net Increase (Decrease)	(5,218,061)	$(46,399,509)	(1,125,075)	$(5,314,571)

Class C Shares
Shares sold	1,307,821	$12,314,839	4,215,177	$78,470,996
Shares issued to shareholders in reinvestment of dividends	161,778	1,465,709	170,775	3,149,277
Shares repurchased	(2,633,827)	(23,444,413)	(2,077,837)	(34,024,836)
Redemption fees received**	—	1,630	—	15,984

Net Increase (Decrease)	(1,164,228)	$(9,662,235)	2,308,115	$47,611,421

Class I Shares
Shares sold	1,348,985	$12,529,202	11,051,219	$214,187,269
Shares issued to shareholders in reinvestment of dividends	320,286	2,933,820	389,918	7,203,956
Shares repurchased	(4,138,035)	(38,094,441)	(5,362,705)	(92,479,984)
Redemption fees received**	—	2,347	—	23,832

Net Increase (Decrease)	(2,468,764)	$(22,629,072)	6,078,432	$128,935,073

Class R3 Shares*
Shares sold	407	$3,400	3,492	$60,788
Shares issued to shareholders in reinvestment of dividends	90	821	27	441
Shares repurchased	(2,364)	(18,887)	(894)	(14,366)
Redemption fees received**	—	1	—	4

Net Increase (Decrease)	(1,867)	$(14,665)	2,625	$46,867

Class R4 Shares*
Shares sold	47	$418	187	$3,304
Shares issued to shareholders in reinvestment of dividends	7	63	1	23
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	54	$481	188	$3,327

20 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	—	$—	179	$3,200
Shares issued to shareholders in reinvestment of dividends	6	60	1	27
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	6	$60	180	$3,227

*	Effective date of these classes of shares was February 1, 2008.

**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $149,329,403 and $215,198,588, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$253,742,979

Gross unrealized appreciation on a tax basis	$5,774,725
Gross unrealized depreciation on a tax basis	(81,093,367)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(75,318,642)

At March 31, 2009, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $56,198 and $28,793,156, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

At March 31, 2009, the Fund had tax basis capital losses of $88,134, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such loss carryforwards expire September 30, 2016.

Certified Semi-Annual Report 21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2009, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	8,750,000	8/20/2009	$10,969,438	$—	$(660,364)
Swiss Franc	Sell	26,137,500	5/4/2009	22,759,927	—	(216,479)
Swiss Franc	Buy	9,375,000	5/4/2009	7,959,080	282,099	—
Swiss Franc	Buy	1,097,000	5/4/2009	936,966	27,362	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$309,461	$(876,843)

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	Six Months Ended March 31,	Year Ended September 30,			Period Ended Sept. 30, 2006(a)
	2009*	2008	2007
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.38	$20.06	$12.86		$11.94
Income from investment operations:
Net investment income (loss)	0.09	0.30	0.07		0.01
Net realized and unrealized gain (loss) on investments	(5.05)	(6.30)	7.29		0.91
Total from investment operations	(4.96)	(6.00)	7.36		0.92
Less dividends from:
Net investment income	(0.28)	(0.14)	(0.00	)(b)	—
Net realized gains	—	(0.54)	(0.16)		—
Total dividends	(0.28)	(0.68)	(0.16)		—
Change in net asset value	(5.24)	(6.68)	7.20		0.92
NET ASSET VALUE, end of period	$8.14	$13.38	$20.06		$12.86
RATIOS/SUPPLEMENTAL DATA
Total return (%)(c)	(37.28)	(30.85)	57.75		7.71
Ratios to average net assets:
Net investment income (loss) (%)	2.01 (d)	1.68	0.41		0.34	(d)
Expenses, after expense reductions (%)	1.62 (d)	1.50	1.51		1.70	(d)
Expenses, after expense reductions and net of custody credits (%)	1.61 (d)	1.49	1.50		1.63	(d)
Expenses, before expense reductions (%)	1.66 (d)	1.50	1.55		6.12	(d)(e)
Portfolio turnover rate (%)	61.37	83.70	91.02		6.08
Net assets at end of period (thousands)	$54,877	$159,996	$262,475		$8,477

(a)	Fund commenced operations on July 28, 2006.

(b)	Dividends from net investment income per share were less than $(0.01).

(c)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(d)	Annualized.

(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Six Months Ended March 31,	Year Ended September 30,		Period Ended Sept. 30, 2006(a)
	2009*	2008	2007
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.22	$19.87	$12.84	$11.94
Income from investment operations:
Net investment income (loss)	0.06	0.17	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.99)	(6.24)	7.25	0.91
Total from investment operations	(4.93)	(6.07)	7.19	0.90
Less dividends from:
Net investment income	(0.24)	(0.04)	—	—
Net realized gains	—	(0.54)	(0.16)	—
Total dividends	(0.24)	(0.58)	(0.16)	—
Change in net asset value	(5.17)	(6.65)	7.03	0.90
NET ASSET VALUE, end of period	$8.05	$13.22	$19.87	$12.84
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(37.49)	(31.38)	56.48	7.54
Ratios to average net assets:
Net investment income (loss) (%)	1.37 (c)	0.97	(0.34)	(0.40	)(c)
Expenses, after expense reductions (%)	2.37 (c)	2.25	2.28	2.41	(c)
Expenses, after expense reductions and net of custody credits (%)	2.37 (c)	2.24	2.28	2.35	(c)
Expenses, before expense reductions (%)	2.44 (c)	2.25	2.33	9.01	(c)(d)
Portfolio turnover rate (%)	61.37	83.70	91.02	6.08
Net assets at end of period (thousands)	$52,695	$101,908	$107,298	$3,505

(a)	Fund commenced operations on July 28, 2006.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Six Months Ended March 31,	Year Ended September 30,		Period Ended Sept. 30, 2006(a)
	2009*	2008	2007
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.45	$20.16	$12.87	$11.94
Income from investment operations:
Net investment income (loss)	0.13	0.40	0.17	0.02
Net realized and unrealized gain (loss) on investments	(5.08)	(6.34)	7.29	0.91
Total from investment operations	(4.95)	(5.94)	7.46	0.93
Less dividends from:
Net investment income	(0.33)	(0.23)	(0.01)	—
Net realized gains	—	(0.54)	(0.16)	—
Total dividends	(0.33)	(0.77)	(0.17)	—
Change in net asset value	(5.28)	(6.71)	7.29	0.93
NET ASSET VALUE, end of period	$8.17	$13.45	$20.16	$12.87
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(37.07)	(30.49)	58.51	7.79
Ratios to average net assets:
Net investment income (loss) (%)	2.72 (c)	2.25	0.97	0.90	(c)
Expenses, after expense reductions (%)	1.00 (c)	0.99	1.00	1.04	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99 (c)	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.42 (c)	1.10	1.20	2.98	(c)
Portfolio turnover rate (%)	61.37	83.70	91.02	6.08
Net assets at end of period (thousands)	$73,473	$154,102	$108,461	$12,968

(a)	Fund commenced operations on July 28, 2006.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2009*		Period Ended Sept. 30, 2008(a)
Class R3 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.37		$17.91
Income from investment operations:
Net investment income (loss)	0.10		0.29
Net realized and unrealized gain (loss) on investments	(5.04)		(4.70)
Total from investment operations	(4.94)		(4.41)
Less dividends from:
Net investment income	(0.30)		(0.13)
Change in net asset value	(5.24)		(4.54)
NET ASSET VALUE, end of period	$8.13		$13.37
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(37.21)		(24.78)
Ratios to average net assets:
Net investment income (loss) (%)	2.06	(c)	2.61	(c)
Expenses, after expense reductions (%)	1.51	(c)	1.49	(c)
Expenses, after expense reductions and net of custody credits (%)	1.49	(c)	1.49	(c)
Expenses, before expense reductions (%)	88.19	(c)(d)	67.47	(c)(d)
Portfolio turnover rate (%)	61.37		83.70
Net assets at end of period (thousands)	$6		$35

(a)	Effective date of this class of shares was February 1, 2008.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

26 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2009*		Period Ended Sept. 30, 2008(a)
Class R4 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.38		$17.91
Income from investment operations:
Net investment income (loss)	0.11		0.28
Net realized and unrealized gain (loss) on investments	(5.05)		(4.69)
Total from investment operations	(4.94)		(4.41)
Less dividends from:
Net investment income	(0.31)		(0.12)
Change in net asset value	(5.25)		(4.53)
NET ASSET VALUE, end of period	$8.13		$13.38
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(37.15)		(24.74)
Ratios to average net assets:
Net investment income (loss) (%)	2.53	(c)	2.48	(c)
Expenses, after expense reductions (%)	1.40	(c)	1.41	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	(c)	1.40	(c)
Expenses, before expense reductions (%)	943.36	(c)(d)	864.00	(c)(d)
Portfolio turnover rate (%)	61.37		83.70
Net assets at end of period (thousands)	$2		$3

(a)	Effective date of this class of shares was February 1, 2008.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 27

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2009*		Period Ended Sept. 30, 2008(a)
Class R5 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.46		$17.98
Income from investment operations:
Net investment income (loss)	0.13		0.33
Net realized and unrealized gain (loss) on investments	(5.08)		(4.70)
Total from investment operations	(4.95)		(4.37)
Less dividends from:
Net investment income	(0.33)		(0.15)
Change in net asset value	(5.28)		(4.52)
NET ASSET VALUE, end of period	$8.18		$13.46
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(37.04)		(24.47)
Ratios to average net assets:
Net investment income (loss) (%)	2.91	(c)	2.97	(c)
Expenses, after expense reductions (%)	0.88	(c)	0.92	(c)
Expenses, after expense reductions and net of custody credits (%)	0.88	(c)	0.92	(c)
Expenses, before expense reductions (%)	1,082.79	(c)(d)	850.59	(c)(d)
Portfolio turnover rate (%)	61.37		83.70
Net assets at end of period (thousands)	$2		$2

(a)	Effective date of this class of shares was February 1, 2008.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/09

Telecommunication Services	24.4%
Banks	12.5%
Pharmaceuticals, Biotechnology & Life Sciences	11.2%
Energy	9.8%
Insurance	7.8%
Software & Services	7.8%
Technology Hardware & Equipment	4.5%
Real Estate	3.9%
Consumer Services	3.6%
Media	3.4%
Food & Staples Retailing	3.0%
Health Care Equipment & Services	2.1%
Capital Goods	1.9%
Materials	0.7%
Other Assets & Cash Equivalents	3.4%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/09 (percent of equity holdings)

United States	33.4%
Switzerland	16.1%
China	7.7%
Greece	7.5%
Israel	5.7%
Bermuda	5.5%
United Kingdom	5.5%
Luxembourg	4.2%
Italy	4.1%
Spain	3.6%
Russia	3.1%
Brazil	2.0%
Canada	1.6%

	Shares/ Principal Amount	Value
COMMON STOCK — 77.43%
BANKS — 8.06%
COMMERCIAL BANKS — 8.06%
China Merchants Bank Co., Ltd.	2,503,500	$4,354,138
Liechtensteinische Landesbank AG	226,368	10,241,546

		14,595,684

CAPITAL GOODS — 1.86%
AEROSPACE & DEFENSE — 1.86%
Spirit Aerosystems Holdings, Inc.+	337,800	3,367,866

		3,367,866

CONSUMER SERVICES — 3.54%
HOTELS, RESTAURANTS & LEISURE — 3.54%
OPAP SA	243,515	6,412,444

		6,412,444

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 8.40%
ENERGY EQUIPMENT & SERVICES — 0.22%
Precision Drilling Trust	150,200	$402,536
OIL, GAS & CONSUMABLE FUELS — 8.18%
Canadian Natural Resources Ltd.	15,200	589,651
Capital Product Partners LP	587,274	4,052,191
Eni S.p.A.	298,200	5,792,276
OAO Gazprom ADR	294,181	4,368,588

		15,205,242

FOOD & STAPLES RETAILING — 3.02%
FOOD & STAPLES RETAILING — 3.02%
Walgreen Co.	210,700	5,469,772

		5,469,772

HEALTH CARE EQUIPMENT & SERVICES — 2.14%
HEALTH CARE TECHNOLOGY — 2.14%
Eclipsys Corp.+	381,431	3,867,710

		3,867,710

INSURANCE — 3.70%
INSURANCE — 3.70%
Willis Group Holdings Ltd.	304,800	6,705,600

		6,705,600

MATERIALS — 0.72%
METALS & MINING — 0.72%
Eastern Platinum Ltd.+	4,073,200	1,308,412

		1,308,412

MEDIA — 3.38%
MEDIA — 3.38%
Comcast Corp.	475,426	6,118,733

		6,118,733

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.20%
LIFE SCIENCES TOOLS & SERVICES — 3.53%
Bachem Holding AG	117,348	6,391,615
PHARMACEUTICALS — 7.67%
Roche Holding AG	43,200	5,927,998
Teva Pharmaceutical Industries Ltd. ADR	176,600	7,955,830

		20,275,443

SOFTWARE & SERVICES — 7.79%
INFORMATION TECHNOLOGY SERVICES — 1.56%
Redecard SA	233,900	2,828,277
INTERNET SOFTWARE & SERVICES — 3.63%
Google, Inc.+	18,900	6,578,334
SOFTWARE — 2.60%
Amdocs Ltd.+	53,900	998,228
Microsoft Corp.	201,500	3,701,555

		14,106,394

30 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 4.51%
COMPUTERS & PERIPHERALS — 4.51%
Dell Inc.+	861,500	$8,167,020

		8,167,020

TELECOMMUNICATION SERVICES — 19.11%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.58%
Global Crossing Ltd.+	1,106,852	7,747,964
Level 3 Communications, Inc.+	1,031,725	949,187
Telefónica SA	252,100	5,030,800
WIRELESS TELECOMMUNICATION SERVICES — 11.53%
China Mobile Ltd.	735,500	6,419,706
Crown Castle International Corp.+	416,100	8,492,601
Millicom International Cellular S.A.	160,800	5,956,032

		34,596,290

TOTAL COMMON STOCK (Cost $211,223,145)		140,196,610

PREFERRED STOCK — 4.47%
BANKS — 4.47%
COMMERCIAL BANKS — 4.47%
Fifth Third Bancorp	142,600	5,875,120
Huntington Bancshares	6,600	2,211,000

TOTAL PREFERRED STOCK (Cost $7,249,598)		8,086,120

CONVERTIBLE BONDS — 10.56%
ENERGY — 1.44%
OIL, GAS & CONSUMABLE FUELS — 1.44%
Chesapeake Energy Corp., 2.75% , 11/15/2035	$3,450,000	2,604,750

		2,604,750

REAL ESTATE — 3.90%
REAL ESTATE INVESTMENT TRUSTS — 3.90%
Vornado Realty Trust, 2.85% , 4/1/2027	9,400,000	7,050,000

		7,050,000

TELECOMMUNICATION SERVICES — 5.22%
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.22%
Level 3 Communications, Inc., 10.00% , 5/1/2011	14,575,000	9,455,532

		9,455,532

TOTAL CONVERTIBLE BONDS (Cost $17,745,229)		19,110,282

Certified Semi-Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
YANKEE BONDS — 4.10%
INSURANCE — 4.10%
INSURANCE — 4.10%
Swiss Re Capital I, LP, 6.854% , 5/29/2049 (1)	$24,365,000	$7,431,324

TOTAL YANKEE BONDS (Cost $8,479,924)		7,431,325

SHORT TERM INVESTMENTS — 1.99%
Intesa Funding, LLC, 0.25% , 4/1/2009	3,600,000	3,600,000

TOTAL SHORT TERM INVESTMENTS (Cost $3,600,000)		3,600,000

TOTAL INVESTMENTS — 98.55% (Cost $247,930,686)		$178,424,336
OTHER ASSETS LESS LIABILITIES — 1.45%		2,630,652

NET ASSETS — 100.00%		$181,054,988

Footnote Legend

+	Non-income producing

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, the aggregate value of these securities in the Fund’s portfolio was $7,431,324, representing 4.10% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

32 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$627.20	$6.53
Hypothetical*	$1,000.00	$1,016.90	$8.10
Class C Shares
Actual	$1,000.00	$625.10	$9.59
Hypothetical*	$1,000.00	$1,013.13	$11.88
Class I Shares
Actual	$1,000.00	$629.30	$4.02
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$627.90	$6.06
Hypothetical*	$1,000.00	$1,017.49	$7.51
Class R4 Shares
Actual	$1,000.00	$628.50	$5.74
Hypothetical*	$1,000.00	$1,017.88	$7.12
Class R5 Shares
Actual	$1,000.00	$629.60	$3.56
Hypothetical*	$1,000.00	$1,020.56	$4.41

†	Expenses are equal to the annualized expense ratio for each class (A: 1.61%; C: 2.37%; I: 0.99%; R3: 1.49%; R4: 1.41%; R5: 0.88%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report 33

INDEX COMPARISON

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 07/28/06)	-52.60%	-12.31%
C Shares (Incep: 07/28/06)	-51.20%	-11.47%
I Shares (Incep: 07/28/06)	-50.04%	-10.32%
R3 Shares (Incep: 02/01/08)	-50.29%	-47.57%
R4 Shares (Incep: 02/01/08)	-50.22%	-47.50%
R5 Shares (Incep: 02/01/08)	-50.00%	-47.27%
MSCI AC World Index (Since: 07/28/06)	-43.10%	-14.78%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

34 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 35

Trustees’ Statement to Shareholders

    Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36 This page is not part of the Semi-Annual Report.

Planning Options

    Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report. 37

38 This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report. 39

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200
Distributor: Thornburg Securities Corporation® 800.847.0200
TH1411

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2 This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	Cusip
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – A unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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Thornburg International Growth Fund

PORTFOLIO MANAGER

Alexander M.V. Motola, CFA

KEY PORTFOLIO ATTRIBUTES

As of 3/31/09

Portfolio P/E Trailing 12-months*	9.6x
Portfolio Price to Cash Flow*	7.0
Portfolio Price to Book Value*	2.0
Median Market Cap*	$3.8 B
Equity Holdings	38

*	Source: FactSet

IMPORTANT PERFORMANCE

INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 2.00%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time. Without these waivers, returns would be lower.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom-up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, portfolio manager Alex Motola and his team will employ a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the team will build a portfolio of 35–50 stocks which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while managing downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 3/31/09

	1 Yr	Since Inception
A Shares (Incep: 2/1/07)
Without Sales Charge	-47.40%	-20.72%
With Sales Charge	-49.75%	-22.39%
MSCI AC World ex-U.S. Growth Index (Since: 2/1/07)	-45.98%	-21.94%

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Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

STOCKS CONTRIBUTING AND DETRACTING

SIX-MONTHS ENDED 3/31/09

Top Contributors	Top Detractors
Baidu, Inc.	HHLA

Telecity Group plc	EFG Eurobank Ergasias SA

New Oriental Education & Technology Group, Inc. ADR	Carlsberg A/S

Banco ABC Brasil SA	EFG International AG

Open Text Corp.	Amdocs Ltd.

Source: FactSet

TOP TEN HOLDINGS

As of 3/31/09

Nestlé S.A.	4.1%
Nintendo Co. Ltd.	4.1%
Telefónica SA	4.1%
Novo Nordisk A/S	4.0%
Amdocs Ltd.	3.8%
Research In Motion Ltd.	3.6%
Deutsche Börse AG	3.4%
Roche Holding AG	3.4%
Telecity Group plc	3.3%
Open Text Corp.	3.2%

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Thornburg International Growth Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report 7

Letter to Shareholders

April 22, 2009
Dear Fellow Shareholder:

Alexander M.V. Motola, CFA Portfolio Manager	For the six months ended March 31, 2009, the Thornburg International Growth Fund generated slightly worse performance than its benchmark. On September 30, 2008, the net asset value (NAV) for the Class A shares was $10.35. By March 31, 2009, the NAV of the Class A shares was $6.94. The Fund’s Class A shares underperformed its benchmark with a total negative return of 31.74% compared to negative 29.73% for the MSCI AC World ex-US Growth Index.

Every part of the financial system has exhibited volatility over the past six months. Rapidly moving prices characterized the securities comprising all parts of companies’ capital structure. Volatility impacts currencies as well. Movement in local currencies affects both the direct value of foreign holdings, as well as reported earnings (after translation) for many companies.

By March 31, the posture of the portfolio had changed a fair amount. A year ago, our biggest sectors were Utilities, Financials, and Consumer Staples. Now, Information Technology is by far the largest sector, followed by Consumer Discretionary, and Health Care. In developed markets, these are usually the fastest growing sectors. Continental Europe represents nearly a third of the portfolio, with the U.K. having an additional 11% exposure. Asia-Pacific is 28% of the equity in the portfolio. Our exposure to emerging markets has crept up a little to 40%.

While it is often easiest to explain the portfolio in terms of sectors or geographies, that approach implies a focus on those characteristics. However, we use a bottom-up approach that focuses primarily on the fundamentals of individual stocks with secondary consideration given to sectors and geographies. That is not to say we are unconcerned about our country and sector exposures – we are. We know them well and monitor them closely. But the focus of our monitoring is to ensure that, while not compromising the “opportunity” component of the portfolio, we are not taking undue risks caused by the relationship between securities, markets, and how businesses relate to one another. We do this by investing in different types of companies: Growth Industry Leaders, Consistent Growers, and Emerging Growth companies. We have found that over time each group performs differently and provides an added layer of diversity. Ideally, we would have a third of the portfolio in each basket. Due to our concentrated nature, we don’t always have the prescribed exposure. We use 33% for each basket as a horizon target. The baskets are effective in managing market exposure and their viability has been tested across several different funds at Thornburg, going back to the inception of the Thornburg Value Fund in 1995.

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Due to our unique approach, there are countries we have never invested in because we have never found a great stock there. Yet we rarely feel that we are underexposed, at a macro level, to a type of business or a location on the globe. And while there is volatility to the construction of the portfolio, we try to have consistency with regard to the baskets.

Our bottom-up approach is also evident in the diverse group of companies that had an outsized impact on performance over the past six months. Our top five positive contributors to performance, on a weighted basis, were Baidu, Telecity Group, New Oriental Education and Technology Group, Banco ABC Brasil, and Open Text. Three of those stocks (the first three listed) were purchased in 2009, and benefited from timing as well as selection. Open Text has been held over a year, and Banco ABC Brasil was purchased in late 2008 as we began tentatively investing in undervalued smaller banks globally. Other banks purchased at approximately the same time as Banco ABC Brasil are Banca Populare di Milano and Marfin Popular Bank. Stocks that detracted the most from performance were largely in Europe: CEZ, Porsche Automobil Holding, EFG International, and HHLA.

We intend to continue implementing our investment process in a disciplined, consistent manner. We continue to find what we believe to be attractive growth companies. Part of our historical success can be attributed to the fact that our broad mandate allows us to search in parts of the market not open to managers more tightly constrained to specific style boxes. This flexible approach allows us to do what we love; researching companies and identifying opportunities is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA
Managing Director
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $60,958,986) (Note 2)	$40,907,389
Cash	2,117,621
Receivable for investments sold	2,120,168
Receivable for fund shares sold	9,568
Unrealized gain on forward exchange contracts (Note 7)	228,531
Dividends receivable	205,081
Prepaid expenses and other assets	68,536

Total Assets	45,656,894

LIABILITIES
Payable for securities purchased	9,095
Payable for fund shares redeemed	69,537
Unrealized loss on forward exchange contracts (Note 7)	223,846
Payable to investment advisor and other affiliates (Note 3)	26,090
Accounts payable and accrued expenses	87,836

Total Liabilities	416,404

NET ASSETS	$45,240,490

NET ASSETS CONSIST OF:
Undistributed net investment income	$45,719
Net unrealized depreciation on investments	(20,057,103)
Accumulated net realized gain (loss)	(38,844,327)
Net capital paid in on shares of beneficial interest	104,096,201

$45,240,490

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($14,769,224 applicable to 2,127,790 shares of beneficial interest outstanding - Note 4)	$6.94
Maximum sales charge, 4.50% of offering price	0.33

Maximum offering price per share	$7.27

Class C Shares:
Net asset value and offering price per share * ($13,846,034 applicable to 2,004,257 shares of beneficial interest outstanding - Note 4)	$6.91

Class I Shares:
Net asset value, offering and redemption price per share ($16,161,339 applicable to 2,317,843 shares of beneficial interest outstanding - Note 4)	$6.97

Class R3 Shares:
Net asset value, offering and redemption price per share ($460,621 applicable to 66,610 shares of beneficial interest outstanding - Note 4)	$6.92

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,632 applicable to 237 shares of beneficial interest outstanding - Note 4)	$6.89

Class R5 Shares:
Net asset value, offering and redemption price per share ($1,640 applicable to 235 shares of beneficial interest outstanding - Note 4)	$6.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $49,309)	$456,252
Interest income	16,261

Total Income	472,513

EXPENSES:
Investment advisory fees (Note 3)	229,199
Administration fees (Note 3)
Class A Shares	11,172
Class C Shares	9,811
Class I Shares	4,637
Class R3 Shares	164
Class R4 Shares	1
Distribution and service fees (Note 3)
Class A Shares	22,141
Class C Shares	77,916
Class R3 Shares	676
Class R4 Shares	2
Transfer agent fees
Class A Shares	21,699
Class C Shares	26,114
Class I Shares	7,708
Class R3 Shares	666
Class R4 Shares	635
Class R5 Shares	635
Registration and filing fees
Class A Shares	16,935
Class C Shares	10,944
Class I Shares	10,596
Class R3 Shares	7,966
Class R4 Shares	7,967
Class R5 Shares	7,967
Custodian fees (Note 3)	42,543
Professional fees	23,032
Accounting fees	1,483
Trustee fees	1,308
Other expenses	28,487

Total Expenses	572,404
Less:
Expenses reimbursed by investment advisor (Note 3)	(81,864)
Investment advisory fees waived by investment advisor (Note 3)	(64,674)
Fees paid indirectly (Note 3)	(2,083)

Net Expenses	423,783

Net Investment Income	$48,730

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Six Months Ended March 31, 2009 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(34,657,766)
Foreign currency transactions	1,459,555

(33,198,211)

Net change in unrealized appreciation (depreciation) on:
Investments	8,530,258
Foreign currency translations	(709,496)

7,820,762

Net Realized and Unrealized Loss	(25,377,449)

Net Decrease in Net Assets Resulting From Operations	$(25,328,719)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009*	Year Ended September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$48,730	$512,202
Net realized loss on investments and foreign currency transactions	(33,198,211)	(4,538,662)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	7,820,762	(33,963,511)

Net Increase (Decrease) in Net Assets Resulting from Operations	(25,328,719)	(37,989,971)
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(345,267)	—
Class C Shares	(109,592)	—
Class I Shares	(518,715)	—
Class R3 Shares	(1,928)	—
Class R4 Shares	(47)	—
Class R5 Shares	(43)	—
From realized gains
Class A Shares	—	(1,043,825)
Class C Shares	—	(692,219)
Class I Shares	—	(841,205)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(4,338,032)	19,403,825
Class C Shares	(2,231,549)	23,121,017
Class I Shares	(2,650,005)	13,038,441
Class R3 Shares	431,014	149,898
Class R4 Shares	47	3,200
Class R5 Shares	43	3,254

Net Increase (Decrease) in Net Assets	(35,092,793)	15,152,415
NET ASSETS:
Beginning of period	80,333,283	65,180,868

End of period	$45,240,490	$80,333,283

Undistributed net investment income	$45,719	$972,581

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$40,319,282	$(9,095)
Level 2 - Other Significant Observable Inputs	588,107	4,685
Level 3 - Significant Unobservable Inputs	—	—

Total	$40,907,389	$(4,410)

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2009, the Advisor voluntarily waived investment advisory fees of $64,674. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $17,053 for Class A shares, $15,896 for Class C shares, $22,942 for Class I shares, $8,769 for Class R3 shares, $8,602 for Class R4 shares, and $8,602 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned commissions aggregating $1,201 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,094 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $2,083.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,018,879	$7,531,709	2,783,429	$40,878,185
Shares issued to shareholders in reinvestment of dividends	42,746	313,329	63,051	972,881
Shares repurchased	(1,678,889)	(12,183,604)	(1,786,855)	(22,448,682)
Redemption fees received**	—	534	—	1,441

Net Increase (Decrease)	(617,264)	$(4,338,032)	1,059,625	$19,403,825

Class C Shares
Shares sold	645,574	$4,590,876	1,946,922	$28,877,850
Shares issued to shareholders in reinvestment of dividends	9,948	72,724	28,999	444,555
Shares repurchased	(963,266)	(6,895,622)	(497,198)	(6,202,344)
Redemption fees received**	—	473	—	956

Net Increase (Decrease)	(307,744)	$(2,231,549)	1,478,723	$23,121,017

Class I Shares
Shares sold	350,150	$2,650,130	1,311,234	$18,680,586
Shares issued to shareholders in reinvestment of dividends	65,869	484,138	48,137	747,089
Shares repurchased	(790,822)	(5,784,831)	(511,958)	(6,390,352)
Redemption fees received**	—	558	—	1,118

Net Increase (Decrease)	(374,803)	$(2,650,005)	847,413	$13,038,441

Class R3 Shares*
Shares sold	63,501	$479,900	11,033	$151,712
Shares issued to shareholders in reinvestment of dividends	264	1,928	—	—
Shares repurchased	(8,044)	(50,823)	(144)	(1,815)
Redemption fees received**	—	9	—	1

Net Increase (Decrease)	55,721	$431,014	10,889	$149,898

Class R4 Shares*
Shares sold	—	$—	230	$3,200
Shares issued to shareholders in reinvestment of dividends	7	47	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	7	$47	230	$3,200

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	—	$—	229	$3,254
Shares issued to shareholders in reinvestment of dividends	6	43	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	6	$43	229	$3,254

*	Effective date of these classes of shares was February 1, 2008.

**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $23,418,527 and $35,600,720, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$60,958,986

Gross unrealized appreciation on a tax basis	$1,328,204
Gross unrealized depreciation on a tax basis	(21,379,801)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(20,051,597)

At March 31, 2009, the Fund had deferred tax basis currency losses of $4,974,731, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such loss carryforwards expire at September 30, 2016.

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2009, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	3,390,000	4/30/2009	$4,402,254	$—	$(101,403)
Euro Dollar	Buy	3,390,000	4/30/2009	4,417,780	85,877	—
Japanese Yen	Sell	88,200,000	5/7/2009	964,040	72,615	—
Japanese Yen	Sell	133,050,000	5/7/2009	1,334,035	—	(10,681)
Japanese Yen	Buy	60,120,000	5/7/2009	638,556	—	(30,932)
Philippine Peso	Sell	5,610,000	6/15/2009	117,119	1,794	—
Philippine Peso	Sell	61,815,000	6/15/2009	1,266,701	—	(4,030)
Philippine Peso	Buy	10,550,000	6/15/2009	219,563	—	(2,687)
Swiss Franc	Sell	4,500,000	5/4/2009	3,881,653	—	(74,113)
Swiss Franc	Buy	4,500,000	5/4/2009	3,887,521	68,245	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$228,531	$(223,846)

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg International Growth Fund

	Six Months Ended March 31, 2009*	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.35	$14.92	$11.94
Income from investment operations:
Net investment income (loss)	0.01	0.07	(0.03)
Net realized and unrealized gain (loss) on investments	(3.29)	(4.27)	3.01
Total from investment operations	(3.28)	(4.20)	2.98
Less dividends from:
Net investment income	(0.13)	—	—
Net realized gains	—	(0.37)	—
Total Dividends	(0.13)	(0.37)	—
Change in net asset value	(3.41)	(4.57)	2.98
NET ASSET VALUE, end of period	$6.94	$10.35	$14.92
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(31.74)	(28.98)	24.96
Ratios to average net assets:
Net investment income (loss) (%)	0.17 (c)	0.53	(0.29	)(c)
Expenses, after expense reductions (%)	1.61 (c)	1.56	1.64	(c)
Expenses, after expense reductions and net of custody credits (%)	1.60 (c)	1.55	1.62	(c)
Expenses, before expense reductions (%)	2.05 (c)	1.63	2.10	(c)
Portfolio turnover rate (%)	47.71	54.31	113.34
Net assets at end of period (thousands)	$14,769	$28,414	$25,145

(a)	Fund commenced operations on February 1, 2007.

(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited

See notes to financial statements.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg International Growth Fund

	Six Months Ended March 31, 2009*		Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.22		$14.85	$11.94
Income from investment operations:
Net investment income (loss)	(0.02)		(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	(3.24)		(4.23)	3.01
Total from investment operations	(3.26)		(4.26)	2.91
Less dividends from:
Net investment income	(0.05)		—	—
Net realized gains	—		(0.37)	—
Total Dividends	(0.05)		(0.37)	—
Change in net asset value	(3.31)		(4.63)	2.91
NET ASSET VALUE, end of period	$6.91		$10.22	$14.85
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(31.93)		(29.53)	24.37
Ratios to average net assets:
Net investment income (loss) (%)	(0.56	)(c)	(0.23)	(1.13	)(c)
Expenses, after expense reductions (%)	2.39	(c)	2.32	2.39	(c)
Expenses, after expense reductions and net of custody credits (%)	2.38	(c)	2.32	2.38	(c)
Expenses, before expense reductions (%)	2.84	(c)	2.45	3.23	(c)
Portfolio turnover rate (%)	47.71		54.31	113.34
Net assets at end of period (thousands)	$13,846		$23,638	$12,376

(a)	Fund commenced operations on February 1, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg International Growth Fund

	Six Months Ended March 31, 2009*	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.46	$14.99	$11.94
Income from investment operations:
Net investment income (loss)	0.03	0.14	0.05
Net realized and unrealized gain (loss) on investments	(3.32)	(4.30)	3.00
Total from investment operations	(3.29)	(4.16)	3.05
Less dividends from:
Net investment income	(0.20)	—	—
Net realized gains	—	(0.37)	—
Total Dividends	(0.20)	(0.37)	—
Change in net asset value	(3.49)	(4.53)	3.05
NET ASSET VALUE, end of period	$6.97	$10.46	$14.99
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(31.53)	(28.57)	25.54
Ratios to average net assets:
Net investment income (loss) (%)	0.82 (c)	1.03	0.52	(c)
Expenses, after expense reductions (%)	1.00 (c)	1.00	1.01	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99 (c)	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.49 (c)	1.25	1.64	(c)
Portfolio turnover rate (%)	47.71	54.31	113.34
Net assets at end of period (thousands)	$16,161	$28,164	$27,659

(a)	Fund commenced operations on February 1, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg International Growth Fund

	Six Months Ended March 31, 2009*		Period Ended Sept. 30, 2008 (a)
Class R3 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.36		$13.94
Income from investment operations:
Net investment income (loss)	0.03		0.09
Net realized and unrealized gain (loss) on investments	(3.30)		(3.67)
Total from investment operations	(3.27)		(3.58)
Less dividends from:
Net investment income	(0.17)		—
Change in net asset value	(3.44)		(3.58)
NET ASSET VALUE, end of period	$6.92		$10.36
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(31.61)		(25.68)
Ratios to average net assets:
Net investment income (loss) (%)	0.77	(c)	1.08	(c)
Expenses, after expense reductions (%)	1.50	(c)	1.50	(c)
Expenses, after expense reductions and net of custody credits (%)	1.50	(c)	1.49	(c)
Expenses, before expense reductions (%)	8.43	(c)(d)	26.47	(c)(d)
Portfolio turnover rate (%)	47.71		54.31
Net assets at end of period (thousands)	$461		$113

(a)	Effective date of this class of shares was February 1, 2008. (b) Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg International Growth Fund

	Six Months Ended March 31, 2009*		Period Ended Sept. 30, 2008(a)
Class R4 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.36		$13.94
Income from investment operations:
Net investment income (loss)	0.02		0.10
Net realized and unrealized gain (loss) on investments	(3.29)		(3.68)
Total from investment operations	(3.27)		(3.58)
Less dividends from:
Net investment income	(0.20)		—
Change in net asset value	(3.47)		(3.58)
NET ASSET VALUE, end of period	$6.89		$10.36
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(31.64)		(25.68)
Ratios to average net assets:
Net investment income (loss) (%)	0.51	(c)	1.16	(c)
Expenses, after expense reductions (%)	1.37	(c)	1.40	(c)
Expenses, after expense reductions and net of custody credits (%)	1.36	(c)	1.40	(c)
Expenses, before expense reductions (%)	1,016.59	(c)(d)	861.94	(c)(d)
Portfolio turnover rate (%)	47.71		54.31
Net assets at end of period (thousands)	$2		$2

(a)	Effective date of this class of shares was February 1, 2008.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg International Growth Fund

	Six Months Ended March 31, 2009*		Period Ended Sept. 30, 2008 (a)
Class R5 Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.46		$14.03
Income from investment operations:
Net investment income (loss)	0.03		0.14
Net realized and unrealized gain (loss) on investments	(3.31)		(3.71)
Total from investment operations	(3.28)		(3.57)
Less dividends from:
Net investment income	(0.19)		—
Change in net asset value	(3.47)		(3.57)
NET ASSET VALUE, end of period	$6.99		$10.46
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(31.48)		(25.45)
Ratios to average net assets:
Net investment income (loss) (%)	0.94	(c)	1.57	(c)
Expenses, after expense reductions (%)	0.92	(c)	0.96	(c)
Expenses, after expense reductions and net of custody credits (%)	0.91	(c)	0.95	(c)
Expenses, before expense reductions (%)	1,011.89	(c)(d)	851.43	(c)(d)
Portfolio turnover rate (%)	47.71		54.31
Net assets at end of period (thousands)	$2		$2

(a)	Effective date of this class of shares was February 1, 2008.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

*	Unaudited.

See notes to financial statements.

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/09

Software & Services	19.4%
Pharmaceuticals, Biotechnology & Life Sciences	12.1%
Telecommunication Services	10.2%
Media	8.0%
Diversified Financials	7.5%
Technology Hardware & Equipment	5.0%
Energy	4.2%
Food, Beverage & Tobacco	4.1%
Utilities	3.1%
Banks	2.9%
Consumer Services	2.8%
Semiconductors & Semiconductor Equipment	2.6%
Automobiles & Components	2.2%
Commercial & Professional Services	2.0%
Capital Goods	1.1%
Other	3.2%
Other Assets & Cash Equivalents	9.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/09 (percent of equity holdings)

United Kingdom	10.9%
China	9.2%
Switzerland	8.3%
Canada	7.5%
Brazil	6.6%
Germany	6.3%
Israel	5.1%
Japan	4.5%
Spain	4.5%
Denmark	4.4%
Mexico	3.5%
Philippines	3.5%
Indonesia	3.3%
Taiwan	2.8%
Norway	2.6%
United States	2.3%
Turkey	2.2%
Australia	2.2%
Russia	1.7%
Hong Kong	1.6%
Korea	1.2%
Italy	0.9%
Cyprus	0.8%
Qatar	0.6%
Other	3.5%

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 87.19%
AUTOMOBILES & COMPONENTS — 2.21%
AUTOMOBILES — 2.21%
Porsche Automobil Holding SE+	21,300	$1,001,225

		1,001,225

BANKS — 2.88%
COMMERCIAL BANKS — 2.88%
Asya Katilim Bankasi AS+	543,200	362,623
BPM Group	70,200	349,754
Commercial Bank of Qatar	19,100	242,838
Marfin Popular Bank ADR+	83,350	345,269

		1,300,484

CAPITAL GOODS — 1.12%
MACHINERY — 1.12%
Taewoong Co., Ltd.	8,300	508,231

		508,231

COMMERCIAL & PROFESSIONAL SERVICES — 1.99%
COMMERCIAL SERVICES & SUPPLIES — 1.99%
Seek Ltd.	461,665	898,852

		898,852

CONSUMER SERVICES — 2.79%
DIVERSIFIED CONSUMER SERVICES
New Oriental Education & Technology Group, Inc. ADR+	25,100	1,261,275

		1,261,275

DIVERSIFIED FINANCIALS — 7.47%
DIVERSIFIED FINANCIAL SERVICES — 7.47%
Banco ABC Brasil S.A.	204,500	498,963
BM&F Bovespa SA	436,935	1,324,131
Deutsche Börse AG	25,800	1,555,530

		3,378,624

ENERGY — 4.18%
OIL, GAS & CONSUMABLE FUELS — 4.18%
OAO Gazprom ADR	46,000	683,100
Petroleo Brasileiro SA ADR	22,100	673,387
Tupras-Turkiye Petrol Rafinerileri A.S.	53,400	536,328

		1,892,815

FOOD, BEVERAGE & TOBACCO — 4.12%
FOOD PRODUCTS — 4.12%
Nestlé S.A.	55,110	1,862,982

		1,862,982

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 8.00%
MEDIA — 8.00%
Airmedia Group, Inc. ADR+	310,891	$1,302,633
British Sky Broadcasting Group plc	200,100	1,244,637
RRsat Global Communications Network	89,211	1,070,532

		3,617,802

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.07%
PHARMACEUTICALS — 12.07%
Novo Nordisk A/S	38,000	1,819,901
Pronova BioPharma AS+	405,500	1,080,094
Roche Holding AG	11,100	1,523,166
Teva Pharmaceutical Industries Ltd. ADR	23,000	1,036,150

		5,459,311

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.57%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.57%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	130,000	1,163,500

		1,163,500

SOFTWARE & SERVICES — 19.43%
INFORMATION TECHNOLOGY SERVICES — 0.43%
Redecard SA	16,300	197,096
INTERNET SOFTWARE & SERVICES — 9.07%
Baidu, Inc. ADR+	6,700	1,183,220
Open Text Corp.+	41,800	1,439,592
Telecity Group plc+	486,200	1,478,963
SOFTWARE — 9.93%
Amdocs Ltd.+	92,829	1,719,193
Nintendo Co. Ltd.	6,400	1,839,471
Solera Holdings, Inc.+	37,700	934,206

		8,791,741

TECHNOLOGY HARDWARE & EQUIPMENT — 5.04%
COMMUNICATIONS EQUIPMENT — 3.63%
Research In Motion Ltd.+	38,100	1,640,967
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.41%
China Security & Surveillance Technology, Inc.+	166,300	638,592

		2,279,559

TELECOMMUNICATION SERVICES — 10.20%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.07%
PT Telekomunikasi Indonesia	2,084,000	1,361,679
Telefónica SA	92,000	1,835,913
WIRELESS TELECOMMUNICATION SERVICES — 3.13%
America Móvil SAB de C.V.	1,040,800	1,417,369

		4,614,961

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
UTILITIES — 3.12%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.12%
PNOC Energy Development Corp.	17,498,131	$1,412,162

		1,412,162

TOTAL COMMON STOCK (Cost $59,592,649)		39,443,524

EXCHANGE TRADED FUNDS — 3.23%
iShares MSCI EAFE Small Cap Index	31,400	709,640
iShares MSCI Emerging Markets Index	30,400	754,225

TOTAL EXCHANGE TRADED FUNDS (Cost $1,366,337)		1,463,865

TOTAL INVESTMENTS — 90.42% (Cost $60,958,986)		$40,907,389
OTHER ASSETS LESS LIABILITIES — 9.58%		4,333,101

NET ASSETS — 100.00%		$45,240,490

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

30 Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$682.60	$6.73
Hypothetical*	$1,000.00	$1,016.93	$8.07
Class C Shares
Actual	$1,000.00	$680.70	$9.96
Hypothetical*	$1,000.00	$1,013.08	$11.93
Class I Shares
Actual	$1,000.00	$684.70	$4.16
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class R3 Shares
Actual	$1,000.00	$683.90	$6.30
Hypothetical*	$1,000.00	$1,017.45	$7.54
Class R4 Shares
Actual	$1,000.00	$683.60	$5.71
Hypothetical*	$1,000.00	$1,018.15	$6.84
Class R5 Shares
Actual	$1,000.00	$685.20	$3.83
Hypothetical*	$1,000.00	$1,020.39	$4.59

†	Expenses are equal to the annualized expense ratio for each class (A: 1.60%; C: 2.38%; I: 0.99%; R3: 1.50%; R4: 1.36%; R5: 0.91%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report 31

INDEX COMPARISON

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2009 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 2/1/07)	-49.75%	-22.39%
C Shares (Incep: 2/1/07)	-48.29%	-21.28%
I Shares (Incep: 2/1/07)	-47.06%	-20.22%
R3 Shares (Incep: 2/1/08)	-47.28%	-44.15%
R4 Shares (Incep: 2/1/08)	-47.30%	-44.17%
R5 Shares (Incep: 2/1/08)	-47.03%	-43.91%
MSCI All Country World ex-U.S. Growth Index (Since: 2/1/07)	-45.98%	-21.94%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and Class I shares are subject to a 1% 30-day redemption fee.

The MSCI All Country (AC) World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

32 Certified Semi-Annual Report

OTHER INFORMATION

Thornburg International Growth Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at
1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 33

Trustees’ Statement to Shareholders

    Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34 This page is not part of the Semi-Annual Report.

Planning Options

    Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report. 35

36 This page is not part of the Semi-Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Semi-Annual Report. 37

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38 This page is not part of the Semi-Annual Report.

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This page is not part of the Semi-Annual Report. 39

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200
Distributor: Thornburg Securities Corporation® 800.847.0200

TH1409

Waste not,
Wait not

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Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Strategic Income Fund

Semi-Annual Report – March 31, 2009

Includes All Share Classes

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

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Thornburg Strategic Income Fund

Harvesting a Sustainable Yield

The Fund's primary investment goal is to seek a high level of current income. The Fund's secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

2	This page is not part of the Semi-Annual Report.

Thornburg Strategic Income Fund

March 31, 2009

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report	3

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4	Certified Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2009. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation, and also may involve risks different or greater than the risks affecting the underlying assets. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies and in emerging markets which may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	Cusip
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194

Glossary

Blended Benchmark – The Blended Benchmark is comprised of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays Capital U.S. Corporate High Yield Index – Index covering the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Barclays Capital U.S. Universal Index – Represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Barclays Capital U.S. Corporate Investment Grade Index – Index covering USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Duration – The weighted maturity of a bond’s cash flows. Duration measures the price sensitivity of a bond for a given change in interest rates. Bonds with longer durations experience greater price volatility than bond with shorter durations.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report	5

Letter to Shareholders

Jason Brady, CFA Co-Portfolio Manager	April 19, 2009

Dear Fellow Shareholder:

We are happy to present the Semi-Annual Report for the Thornburg Strategic Income Fund for the period ended March 31, 2009. The net asset value of a Class A share of the Fund decreased $1.23 to $9.34 since September 30, 2008. If you were invested for the entire period, you received dividends of 38.0 cents per share. If you reinvested your dividends, you received 38.7 cents per share. The dividend per share was higher for Class I shares and lower for Class C shares, to account for varying class-specific expenses.

George Strickland Co-Portfolio Manager

Since the Fund’s inception, we have been navigating an environment of very high volatility in both the global fixed income and equity markets. We believe we are well positioned to continue to pursue the Fund’s primary goal, which is a relatively high level of current income.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of negative 7.98% (at NAV) since September 30, 2008. A blended index of 80% of the Barclays Aggregate Bond Index and 20% of the MSCI World index produced a negative 3.21% total return over the same time period. The Barclays U.S. Universal Index and the Barclays U.S. High Yield Index produced total returns of 3.12% and negative 12.97%, respectively. These indices reflect no deduction for fees, expenses, or taxes.

Given the above figures, it has obviously been a challenging period. Owning less credit worthy assets in 2008 was a losing proposition relative to credit-risk free assets such as U.S. Treasuries (a major component of both the Barclays Aggregate and Barclays Universal Indices). However, some of the ugliness of 2008 has appeared to turn around in 2009 as spreads have tightened and credit has performed better, even in the face of negative equity returns. While recent returns have been unpleasant, opportunities for long-term yield have multiplied. Furthermore, by not limiting the Fund to one source of income, the Fund has been able to mitigate large downdrafts in equities and speculative-grade corporate bonds.

The U.S. economy is now officially in recession, though as investors we need to be more interested in what is to come. With spread product, particularly corporate bonds, at levels only seen previously in the Great Depression, it is important to remember that lower prices and correspondingly higher yields can go a long way towards mitigating risk, especially relative to other asset classes like Treasuries or equities. We fully expect a 15% annual default level in high-yield bonds going forward, which would exceed both the 1991 Drexel-dominated meltdown as well as the 2001 telecom bust. High-grade bonds, particularly financials (which dominate the high-grade index: they comprise 34% of it) continue to be vulnerable and it is possible that defaults there will exceed any period in recent history. That said, spreads are still pricing significant multiples of any previous default experience, and that makes the corporate asset class attractive.

6	Certified Semi-Annual Report

Economically, as we said in our last letter, we expect consumer spending to slow as leverage comes down and savings rates climb. This is healthy in the long term but potentially painful in the short term. As a result, we are cautious on sectors such as retail, given that the environment may be much different going forward than the one many companies expected only a few quarters ago. Leverage generally, for the investment community, corporations, and individuals, is likely to decline. Again, this is healthy in the sense that it makes the “system” more robust, but it also hampers returns relative to the past decade. We believe generally this is to the advantage of shareholders of the Strategic Income Fund. With the leveraged investor broadly on the sidelines, the “real money” investor can take advantage of attractive unlevered returns which had been unavailable until the leveraged houses of cards collapsed.

For these reasons, we believe that remaining invested in income-producing assets is crucial. As many market participants have run to the safety of U.S. Treasuries, some front-end maturities continue to sell at negative yields. This reflects extreme risk aversion which is unlikely to be rewarded over a long period of time. On the other side of the investment spectrum, the Fund could certainly print a higher “yield,” but our objective remains a high level of current income and the default environment which we envision is inconsistent with a heavier weighting in speculative-grade corporates or a wholesale downgrading of the portfolio. Instead, selectively investing in high quality companies and assets while keeping an eye on income production is this Fund’s goal and a mindset which we believe will serve our shareholders over time and across many different environments.

Thank you very much for investing in our Funds. We believe that the Thornburg Strategic Income Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Regards,

Jason Brady, CFA	George Strickland
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

ASSETS
Investments at value (cost $86,457,940) (Note 2)	$74,929,168
Cash	1,197,118
Receivable for fund shares sold	704,350
Dividends receivable	36,922
Interest receivable	1,210,627
Prepaid expenses and other assets	36,333

Total Assets	78,114,518

LIABILITIES
Payable for securities purchased	2,264,016
Payable for fund shares redeemed	268,035
Unrealized loss on forward exchange contracts (Note 7)	31,626
Payable to investment advisor and other affiliates (Note 3)	58,643
Accounts payable and accrued expenses	33,789
Dividends payable	73,518

Total Liabilities	2,729,627

NET ASSETS	$75,384,891

NET ASSETS CONSIST OF:
Undistributed net investment income	$23,810
Net unrealized depreciation on investments	(11,559,331)
Accumulated net realized gain (loss)	(564,569)
Net capital paid in on shares of beneficial interest	87,484,981

$75,384,891

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($24,357,243 applicable to 2,607,318 shares of beneficial interest outstanding - Note 4)	$9.34

Maximum sales charge, 4.50% of offering price	0.44

Maximum offering price per share	$9.78

Class C Shares:
Net asset value and offering price per share * ($24,337,064 applicable to 2,607,653 shares of beneficial interest outstanding - Note 4)	$9.33

Class I Shares:
Net asset value, offering and redemption price per share ($26,690,584 applicable to 2,856,010 shares of beneficial interest outstanding - Note 4)	$9.35

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8	Certified Semi-Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Six Months Ended March 31, 2009 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $3,208)	$180,034
Interest income (net of premium amortized of $9,415)	2,187,769

Total Income	2,367,803

EXPENSES:
Investment advisory fees (Note 3)	196,400
Administration fees (Note 3)
Class A Shares	12,160
Class C Shares	9,869
Class I Shares	4,282
Distribution and service fees (Note 3)
Class A Shares	24,983
Class C Shares	80,002
Transfer agent fees
Class A Shares	8,599
Class C Shares	12,282
Class I Shares	4,034
Registration and filing fees
Class A Shares	10,172
Class C Shares	9,919
Class I Shares	10,199
Custodian fees (Note 3)	21,848
Professional fees	34,205
Accounting fees	383
Trustee fees	751
Other expenses	8,898

Total Expenses	448,986
Less:
Expenses reimbursed by investment advisor (Note 3)	(98,240)
Investment advisory fees waived by investment advisor (Note 3)	(1,219)
Fees paid indirectly (Note 3)	(1,034)

Net Expenses	348,493

Net Investment Income	$2,019,310

Certified Semi-Annual Report	9

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Six Months Ended March 31, 2009 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(293,804)
Foreign currency transactions	128,578

(165,226)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,093,268)
Foreign currency translations	(74,425)

(5,167,693)

Net Realized and Unrealized Loss	(5,332,919)

Net Decrease in Net Assets Resulting From Operations	$(3,313,609)

See notes to financial statements.

10	Certified Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Six Months Ended March 31, 2009*	For the Period from Commencement of Operations on December 19, 2007 through September 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$2,019,310	$1,888,967
Net realized loss on investments and foreign currency transactions	(165,226)	(397,587)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(5,167,693)	(6,391,638)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,313,609)	(4,900,258)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(790,372)	(697,021)
Class C Shares	(593,051)	(426,979)
Class I Shares	(713,854)	(664,946)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	7,946,172	21,118,332
Class C Shares	11,989,010	15,777,216
Class I Shares	13,347,695	17,306,556

Net Increase in Net Assets	27,871,991	47,512,900

NET ASSETS:
Beginning of period	47,512,900	—

End of period	$75,384,891	$47,512,900

Undistributed net investment income	$23,810	$101,777

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report	11

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected for their growth potential.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

12	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reason-ably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation Measurements: Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table displays a summary of the inputs used to value the Fund’s net assets as of March 31, 2009. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 - Quoted Prices in Active Markets for Identical Assets	$4,111,726	$—
Level 2 - Other Significant Observable Inputs	70,817,442	(31,626)
Level 3 - Significant Unobservable Inputs	—	—

Total	$74,929,168	$(31,626)

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2009, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended March 31, 2009, the Advisor voluntarily waived investment advisory fees of $1,219. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2009, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $31,582 for Class A shares, $48,143 for Class C shares, and $18,515 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2009, the Distributor has advised the Fund that it earned commissions aggregating $8,427 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $9,999 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2009, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2009, fees paid indirectly were $1,034.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

14	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2009 (Unaudited)		Period Ended* September 30, 2008 (Audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,392,434	$12,989,516	2,036,571	$24,361,553
Shares issued to shareholders in reinvestment of dividends	63,650	590,481	48,664	551,142
Shares repurchased	(602,704)	(5,633,825)	(331,297)	(3,794,363)

Net Increase (Decrease)	853,380	$7,946,172	1,753,938	$21,118,332

Class C Shares
Shares sold	1,924,960	$17,866,450	1,944,005	$23,044,909
Shares issued to shareholders in reinvestment of dividends	39,060	362,552	23,034	258,781
Shares repurchased	(664,617)	(6,239,992)	(658,789)	(7,526,474)

Net Increase (Decrease)	1,299,403	$11,989,010	1,308,250	$15,777,216

Class I Shares
Shares sold	1,587,048	$14,874,234	1,608,221	$19,363,753
Shares issued to shareholders in reinvestment of dividends	54,967	511,148	40,595	461,471
Shares repurchased	(217,431)	(2,037,687)	(217,390)	(2,518,668)

Net Increase (Decrease)	1,424,584	$13,347,695	1,431,426	$17,306,556

*	The Fund commenced operations on December 19, 2007.

The Advisor, its owners, employees, and affiliated entities of the Advisor have invested amounts in the Fund valued at $14,464,415, representing 19.19% of the net asset value as of March 31, 2009.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2009, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $45,181,931 and $13,982,409, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$86,363,940

Gross unrealized appreciation on a tax basis	$1,729,911
Gross unrealized depreciation on a tax basis	(13,164,683)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(11,434,772)

At March 31, 2009, the fund had deferred tax basis capital losses occurring subsequent to inception date of December 19, 2007, of $350,904. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

Certified Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2009, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign investment transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	358,200	5/19/2009	$451,726	$—	$(24,172)
Turkish Lira	Sell	140,000	5/21/2009	75,676	—	(7,454)

Total unrealized appreciation (depreciation) from forward exchange contracts					$—	$(31,626)

OTHER NOTES:

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows.

16	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Strategic Income Fund

	Six Months Ended March 31, 2009*	Period Ended Sept. 30, 2008(a)
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.57	$11.94

Income from investment operations:
Net investment income (loss)	0.36	0.59
Net realized and unrealized gain (loss) on investments	(1.21)	(1.41)
Total from investment operations	(0.85)	(0.82)

Less dividends from:
Net investment income	(0.38)	(0.55)

Change in net asset value	(1.23)	(1.37)

NET ASSET VALUE, end of period	$9.34	$10.57

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(7.98)	(7.18)
Ratios to average net assets:
Net investment income (loss) (%)	7.80 (c)	6.51 (c)
Expenses, after expense reductions (%)	1.25 (c)	1.27 (c)
Expenses, after expense reductions and net of custody credits (%)	1.25 (c)	1.25 (c)
Expenses, before expense reductions (%)	1.58 (c)	1.79 (c)

Portfolio turnover rate (%)	27.03	36.22

Net assets at end of period (thousands)	$24,357	$18,538

(a)	Fund commenced operations on December 19, 2007.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report	17

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Strategic Income Fund

	Six Months Ended March 31, 2009*	Period Ended Sept. 30, 2008(a)
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.57	$11.94

Income from investment operations:
Net investment income (loss)	0.34	0.55
Net realized and unrealized gain (loss) on investments	(1.23)	(1.42)

Total from investment operations	(0.89)	(0.87)

Less dividends from:
Net investment income	(0.35)	(0.50)

Change in net asset value	(1.24)	(1.37)

NET ASSET VALUE, end of period	$9.33	$10.57

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(8.32)	(7.57)
Ratios to average net assets:
Net investment income (loss) (%)	7.23 (c)	5.96 (c)
Expenses, after expense reductions (%)	1.80 (c)	1.82 (c)
Expenses, after expense reductions and net of custody credits (%)	1.80 (c)	1.80 (c)
Expenses, before expense reductions (%)	2.42 (c)	2.65 (c)

Portfolio turnover rate (%)	27.03	36.22

Net assets at end of period (thousands)	$24,337	$13,829

(a)	Fund commenced operations on December 19, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

18	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Strategic Income Fund

	Six Months Ended March 31, 2009*	Period Ended Sept. 30, 2008(a)
Class I Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.58	$11.94

Income from investment operations:
Net investment income (loss)	0.37	0.63
Net realized and unrealized gain (loss) on investments	(1.21)	(1.42)

Total from investment operations	(0.84)	(0.79)

Less dividends from:
Net investment income	(0.39)	(0.57)

Change in net asset value	(1.23)	(1.36)

NET ASSET VALUE, end of period	$9.35	$10.58

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(7.85)	(6.90)
Ratios to average net assets:
Net investment income (loss) (%)	8.05 (c)	6.81 (c)
Expenses, after expense reductions (%)	0.99 (c)	1.01 (c)
Expenses, after expense reductions and net of custody credits (%)	0.99 (c)	0.99 (c)
Expenses, before expense reductions (%)	1.21 (c)	1.44 (c)

Portfolio turnover rate (%)	27.03	36.22

Net assets at end of period (thousands)	$26,691	$15,145

(a)	Fund commenced operations on December 19, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report	19

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/09

Energy	15.9%

Utilities	12.8%

Diversified Financials	6.5%

Telecommunication Services	6.4%

Capital Goods	5.9%

Banks	5.4%

Materials	4.7%

Food, Beverage & Tobacco	4.6%

Insurance	4.1%

Media	3.8%

Retailing	3.3%

Transportation	2.5%

Pharmaceuticals, Biotechnology & Life Sciences	2.4%

Semiconductors & Semiconductor Equipment	2.2%

Consumer Services	2.0%

Health Care Equipment & Services	1.6%

Real Estate	1.4%

Technology Hardware & Equipment	0.6%

Automobiles & Components	0.4%

Food & Staples Retailing	0.3%

Other Non-Classified Securities:

Asset Backed Securities	4.4%

Municipal Bonds	2.4%

United States Treasury Securities	1.8%

Other Securities	0.9%

Foreign Bonds	0.8%

U.S. Gov’t Agencies*	0.0%

Other Assets & Cash Equivalents	2.9%

*	Industry percentage was less than 0.1%.

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/09

United States of America	74.1%

Bermuda	5.6%

Luxembourg	2.3%

Australia	1.9%

Russia	1.7%

South Korea	1.7%

United Kingdom	1.6%

United Arab Emirates	1.3%

China	1.2%

Brazil	1.2%

Cayman Islands	0.7%

Germany	0.5%

Netherlands	0.4%

Chile	0.4%

Italy	0.4%

France	0.4%

Malaysia	0.3%

Greece	0.3%

Hong Kong	0.3%

Singapore	0.2%

Canada	0.2%

Turkey	0.2%

Switzerland	0.1%

Iceland	0.1%

Other Assets & Cash Equivalents	2.9%

20	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 3.34%

CONSUMER SERVICES — 0.58%
HOTELS, RESTAURANTS & LEISURE — 0.58%
Berjaya Sports Toto Berhad	176,700	$221,996
OPAP SA	8,300	218,563

		440,559

DIVERSIFIED FINANCIALS — 0.09%
DIVERSIFIED FINANCIAL SERVICES — 0.09%
KKR Financial Holdings LLC	73,000	64,970

		64,970

ENERGY — 0.16%
OIL, GAS & CONSUMABLE FUELS — 0.16%
Tupras-Turkiye Petrol Rafinerileri A.S.	12,100	121,528

		121,528

INSURANCE — 0.10%
INSURANCE — 0.10%
Swiss Re	4,400	72,051

		72,051

MATERIALS — 0.41%
METALS & MINING — 0.41%
Southern Copper Corp.	17,800	310,076

		310,076

REAL ESTATE — 0.34%
REAL ESTATE INVESTMENT TRUSTS — 0.34%
Chimera Investment Corp.	76,700	257,712

		257,712

TELECOMMUNICATION SERVICES — 0.54%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.54%
Telstra Corp. Ltd.	183,000	408,469

		408,469

TRANSPORTATION — 0.27%
TRANSPORTATION INFRASTRUCTURE — 0.27%
Hopewell Highway Infrastructure Ltd.	359,000	200,561

		200,561

UTILITIES — 0.85%
ELECTRIC UTILITIES — 0.85%
E. ON AG	13,100	363,931
Enel SpA	57,800	277,415

		641,346

TOTAL COMMON STOCK (Cost $5,021,181)		2,517,272

Certified Semi-Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
PREFERRED STOCK — 0.33%

BANKS — 0.33%
COMMERCIAL BANKS — 0.33%
Huntington Bancshares	750	$251,250

TOTAL PREFERRED STOCK (Cost $750,000)		251,250

ASSET BACKED SECURITIES— 4.36%

BANKS — 0.33%
COMMERCIAL BANKS — 0.33%
CW Capital Colbalt Series 2007-C2 Class A1, 5.064%, 9/15/2011	$26,754	26,161
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A1, 5.233%, 3/10/2039	28,243	27,840
Wachovia Bank Commercial Mtg Trust Series 2007-C30 Class A1, 5.031%, 12/15/2043	25,535	25,105
Wachovia Bank Commercial Mtg Trust Series 2007-C31 Class A1, 5.14%, 4/15/2047	17,667	17,378
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 4.549%, 2/25/2035	399,600	77,405
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.688%, 3/25/2035	395,771	74,224

		248,113

DIVERSIFIED FINANCIALS — 3.14%
CAPITAL MARKETS — 1.89%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 4.825%, 8/25/2033	1,179,357	393,376
Bear Stearns Commercial Mtg Securities Series 2007-PW15 Class A1, 5.016%, 2/11/2044	3,924	3,824
Bear Stearns Commercial Mtg Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	58,908	57,575
Bear Stearns Commercial Mtg Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	26,588	26,007
Commercial Mtg Series 2006-C8 Class A1, 5.108%, 12/10/2046	26,760	26,622
Credit Suisse Mtg Capital Certificates Series 2007-C1 Class A1, 5.227%, 2/15/2040	20,187	19,931
Credit Suisse Mtg Capital Certificates Series 2007-C2 Class A1, 5.269%, 1/15/2049	14,257	14,064
Credit Suisse Mtg Capital Certificates Series 2007-C3 Class A1, 5.664%, 6/15/2039	19,025	18,851
GS Mtg Securities Corp. II Series 2007-GG10 Class A1, 5.69%, 8/10/2045	33,363	32,698
LB-UBS Commercial Mtg Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	16,580	16,393
LB-UBS Commercial Mtg Trust Series 2007-C2 Class A1, 5.226%, 2/17/2040	15,781	15,573
Merrill Lynch Mtg Investors Trust, 4.226%, 8/25/2034	396,769	121,922
Merrill Lynch Mtg Trust, 5.222%, 11/12/2037	550,000	499,459
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-5 Class A1, 4.275%, 8/12/2048	13,023	12,665
Merrill Lynch/Countrywide Commercial Mtg Trust Series 2007-6 Class A1, 5.175%, 3/12/2051	16,886	16,636
Morgan Stanley Capital I Series 2007-HQ11 Class A1, 5.246%, 2/20/2044	28,622	28,149
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	27,877	27,179
Morgan Stanley Capital I Series 2007-IQ14 Class A1, 5.38%, 4/15/2049	56,409	55,261
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	41,031	40,261
DIVERSIFIED FINANCIAL SERVICES — 1.25%
Banc of America Commerical Mtg, Inc. Series 2007-2 Class A1, 5.421%, 1/10/2012	31,267	30,701
Banc of America Funding Corp. Series 2006-I Class SB1, 4.735%, 12/20/2036	991,308	143,676
Banc of America Mtg Services Series 2005-A Class B1, 4.722%, 2/25/2035	969,847	301,729
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 4.908%, 3/25/2034	283,708	91,250
Citigroup Commercial Mtg Trust Series 2007-C6 Class A1, 5.622%, 12/10/2049	83,202	81,797
Citigroup/Deutsche Bank Commercial Mtg Series 2007-CD4 Class A1, 4.977%, 12/11/2049	46,834	45,857
JPMorgan Chase Commercial Mtg Securities Corp. Series 2006-LDP9 Class A1, 5.17%, 5/15/2047	36,756	36,414
JPMorgan Chase Commercial Mtg Securities Corp. Series 2007-LDPX Class A1, 5.122%, 1/15/2049	16,968	16,664
JPMorgan Chase Series 2000-C9 Class A2, 7.77%, 10/15/2032	192,605	193,707

		2,368,241

22	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.89%
WIRELESS TELECOMMUNICATION SERVICES — 0.89%
Global Signal Trust Series 2006-1 Class A-1 Floating Rate Note, 0.776%, 2/15/2036 (2)	$750,000	$667,500

		667,500

TOTAL ASSET BACKED SECURITIES (Cost $6,013,747)		3,283,854

CORPORATE BONDS — 65.45%

AUTOMOBILES & COMPONENTS — 0.43%
AUTOMOBILES — 0.43%
Harley Davidson Funding Corp. Series C, 6.80%, 6/15/2018 (1)	500,000	324,415

BANKS — 4.03%
COMMERCIAL BANKS — 3.31%
Charter One Bank NA, 5.50%, 4/26/2011	250,000	240,890
Huntington Capital III, 6.65%, 5/15/2037	500,000	126,802
PNC Preferred Funding Floating Rate Note, 8.70%, 12/31/2049 (1)	500,000	225,005
Provident Bank MD, 9.50%, 5/1/2018	750,000	699,810
Suntrust Bank, 7.25%, 3/15/2018	1,000,000	962,740
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	500,000	238,158
THRIFTS & MORTGAGE FINANCE — 0.72%
Sovereign Bancorp, Inc., 1.457%, 3/23/2010	500,000	456,761
Sovereign Bank, 5.125%, 3/15/2013	100,000	84,726

		3,034,892

CAPITAL GOODS — 4.27%
INDUSTRIAL CONGLOMERATES — 1.01%
Tyco International Finance SA, 6.375%, 10/15/2011	500,000	506,576
Tyco International Finance SA, 8.50%, 1/15/2019	250,000	258,047
MACHINERY — 2.22%
Caterpillar Financial Services, 5.85%, 9/1/2017	750,000	651,631
Ingersoll Rand Co., 9.50%, 4/15/2014	500,000	499,960
Paccar, Inc., 6.875%, 2/15/2014	500,000	520,740
TRADING COMPANIES & DISTRIBUTORS — 1.04%
Noble Group Ltd. Mtg, 8.50%, 5/30/2013 (1)	1,000,000	785,000

		3,221,954

CONSUMER SERVICES — 1.40%
HOTELS, RESTAURANTS & LEISURE— 1.40%
FU JI Food, 0%, 10/10/2018 (2)	7,000,000	665,827
NPC International, Inc., 9.50%, 5/1/2014	500,000	390,000

		1,055,827

DIVERSIFIED FINANCIALS — 5.27%
CAPITAL MARKETS — 0.65%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	600,000	467,380
Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013 (3)+	200,000	24,000
CONSUMER FINANCE — 1.36%
American Express Credit Corp., 5.875%, 5/2/2013	500,000	438,989
SLM Corp., 4.50%, 7/26/2010	780,000	585,000
DIVERSIFIED FINANCIAL SERVICES — 3.26%
Bank of America Corp., 7.40%, 1/15/2011	500,000	466,130
Citicorp Series 1999-1 Class 2, 8.04%, 12/15/2019 (1)	250,000	234,717

Certified Semi-Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
Citigroup, Inc., 5.00%, 9/15/2014	$750,000	$497,176
CME Group, Inc., 5.75%, 2/15/2014	250,000	257,660
MBNA Corp., 6.125%, 3/1/2013	305,000	263,973
National Rural Utilities CFC, 10.375%, 11/1/2018	500,000	578,854
Textron Financial Corp., 1.379%, 2/25/2011	250,000	161,973

		3,975,852

ENERGY — 11.15%
ENERGY EQUIPMENT & SERVICES — 2.37%
Calfrac Holdings LP, 7.75%, 2/15/2015 (1)	600,000	285,000
Nabors Industries, Inc., 9.25%, 1/15/2019 (1)	500,000	474,114
Smith International, Inc., 8.625%, 3/15/2014	500,000	508,888
Weatherford International, Ltd., 9.625%, 3/1/2019	500,000	517,157
OIL, GAS & CONSUMABLE FUELS — 8.78%
DCP Midstream LLC, 9.75%, 3/15/2019 (1)	500,000	495,703
El Paso Corp., 7.75%, 6/15/2010	55,000	54,187
Enbridge Energy Partners LP, 9.875%, 3/1/2019	250,000	257,736
Entergy Gulf States, 6.00%, 5/1/2018	240,000	218,131
Enterprise Products Operating LP, 7.034%, 1/15/2068	100,000	62,500
Enterprise Products Operating LP, 9.75%, 1/31/2014	250,000	274,701
Forest Oil Corp., 8.50%, 2/15/2014 (1)	500,000	463,750
Gaz Capital SA, 7.51%, 7/31/2013 (1)	1,000,000	874,238
Hess Corp., 8.125%, 2/15/2019	500,000	515,435
Inergy LP/Inergy Finance Corp., 8.75%, 3/1/2015 (1)	500,000	482,500
Kinder Morgan Energy Partners, 9.00%, 2/1/2019	250,000	267,236
NuStar Logistics, 7.65%, 4/15/2018	1,000,000	824,052
Oneok Partners LP, 8.625%, 3/1/2019	500,000	504,531
Petroleum Development Corp., 12.00%, 2/15/2018	500,000	330,000
Southwestern Energy Co., 7.50%, 2/1/2018 (1)	500,000	482,500
Sunoco Logistics Partner, 8.75%, 2/15/2014	500,000	511,139

		8,403,498

FOOD, BEVERAGE & TOBACCO— 4.61%
BEVERAGES — 3.91%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	250,000	245,466
Anheuser-Busch InBev, 7.75%, 1/15/2019 (1)	250,000	249,275
Bacardi Ltd., 7.45%, 4/1/2014 (1)	500,000	501,478
Bacardi Ltd., 8.20%, 4/1/2019 (1)	500,000	500,467
Constellation Brands, Inc., 8.375%, 12/15/2014	500,000	502,500
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/2018	1,000,000	943,811
FOOD PRODUCTS — 0.34%
Bunge Ltd. Financial Corp., 5.10%, 7/15/2015	321,000	256,414
TOBACCO — 0.36%
Altria Group, Inc., 9.70%, 11/10/2018	250,000	272,125

		3,471,536

HEALTH CARE EQUIPMENT & SERVICES — 1.58%
HEALTH CARE PROVIDERS & SERVICES — 1.58%
Alliance Imaging, Inc., 7.25%, 12/15/2012	175,000	168,000
Alliance Imaging, Inc., 7.25%, 12/15/2012	250,000	240,000
McKesson Corp., 7.50%, 2/15/2019	500,000	530,698
Wellpoint, Inc., 7.00%, 2/15/2019	250,000	250,135

		1,188,833

24	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
INSURANCE — 2.38%
INSURANCE — 2.38%
International Lease Finance Corp., 4.875%, 9/1/2010	$1,000,000	$730,507
Metlife, Inc. Series A, 6.817%, 8/15/2018	750,000	643,909
Prudential Holdings LLC, 8.695%, 12/18/2023 (1)	485,000	417,357

		1,791,773

MATERIALS — 2.58%
CONSTRUCTION MATERIALS — 1.40%
CRH America, Inc., 8.125%, 7/15/2018	750,000	584,790
Martin Marietta Materials, Inc. LIBOR Floating Rate Note, 1.324%, 4/30/2010	500,000	468,508
METALS & MINING — 0.63%
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	500,000	478,750
PAPER & FOREST PRODUCTS — 0.55%
International Paper Co., 7.40%, 6/15/2014	500,000	412,473

		1,944,521

MEDIA — 3.17%
MEDIA — 3.17%
DIRECTV Holdings, 6.375%, 6/15/2015	900,000	848,250
Time Warner Cable, Inc., 7.50%, 4/1/2014	500,000	509,794
Time Warner Cable, Inc., 8.75%, 2/14/2019	250,000	265,457
Time Warner Cable, Inc., 8.25%, 2/14/2014	250,000	261,325
Washington Post Co., 7.25%, 2/1/2019	500,000	505,520

		2,390,346

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES— 2.35%
BIOTECHNOLOGY — 1.34%
Biogen Idec, Inc., 6.00%, 3/1/2013	1,000,000	1,013,374
PHARMACEUTICALS — 1.01%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016	250,000	233,125
Pfizer, Inc., 5.35%, 3/15/2015	500,000	527,523

		1,774,022

REAL ESTATE — 0.28%
REAL ESTATE INVESTMENT TRUSTS — 0.28%
HRPT Properties Trust, 1.92%, 3/16/2011	275,000	211,240

		211,240

RETAILING — 2.92%
INTERNET & CATALOG RETAIL — 0.45%
Ticketmaster, 10.75%, 8/1/2016 (1)	500,000	340,000
SPECIALTY RETAIL — 2.47%
Ace Hardware Corp., 9.125%, 6/1/2016 (1)	750,000	615,000
Best Buy, Inc., 6.75%, 7/15/2013	500,000	475,720
Staples, Inc., 7.75%, 4/1/2011	500,000	511,123
Staples, Inc., 9.75%, 1/15/2014	250,000	261,715

		2,203,558

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.21%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.21%
KLA Instruments Corp., 6.90%, 5/1/2018	1,000,000	790,460

Certified Semi-Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
National Semiconductor, 1.57%, 6/15/2010	$1,000,000	$876,291

		1,666,751

TECHNOLOGY HARDWARE & EQUIPMENT — 0.63%
COMMUNICATIONS EQUIPMENT — 0.63%
Motorola, Inc., 7.625%, 11/15/2010	500,000	475,117

		475,117

TELECOMMUNICATION SERVICES — 3.64%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.98%
Level 3 Financing, Inc., 9.25%, 11/1/2014	700,000	483,000
Telecom Italia Capital, 6.999%, 6/4/2018	520,000	471,321
Vimpelcom, 8.25%, 5/23/2016 (1)	500,000	305,000
Windstream Corp., 8.125%, 8/1/2013	1,000,000	985,000
WIRELESS TELECOMMUNICATION SERVICES — 0.66%
Crown Castle International Corp., 9.00%, 1/15/2015	500,000	501,250

		2,745,571

TRANSPORTATION — 2.20%
AIR FREIGHT & LOGISTICS — 1.36%
FedEx Corp., 8.76%, 5/22/2015	500,000	495,849
FedEx Corp., 7.375%, 1/15/2014	250,000	265,036
FedEx Corp., 8.00%, 1/15/2019	250,000	263,114
ROAD & RAIL — 0.84%
Hertz Corp., 8.875%, 1/1/2014	300,000	181,875
Ryder System, Inc., 7.20%, 9/1/2015	500,000	450,354

		1,656,228

UTILITIES — 10.35%
ELECTRIC UTILITIES — 6.38%
Alabama Power Capital Trust V, 5.50%, 10/1/2042	700,000	545,595
Appalachian Power Co., 7.95%, 1/15/2020	500,000	513,152
Aquila, Inc., 7.95%, 2/1/2011	500,000	491,084
Arizona Public Service Co., 5.50%, 9/1/2035	370,000	225,933
Arizona Public Service Co., 8.75%, 3/1/2019	500,000	502,030
Atlantic City Electric, 7.75%, 11/15/2018	250,000	279,924
Commonwealth Edison, 6.15%, 3/15/2012	300,000	306,230
Entergy Texas, Inc., 7.125%, 2/1/2019	500,000	488,808
Illinois Power Co., 9.75%, 11/15/2018	500,000	544,327
Metropolitan Edison, 7.70%, 1/15/2019	250,000	253,621
Progress Energy, Inc., 6.05%, 3/15/2014	250,000	251,814
Reliant Energy, Inc., 7.625%, 6/15/2014	500,000	405,000
GAS UTILITIES — 1.08%
Atmos Energy Corp., 8.50%, 3/15/2019	750,000	765,763
Southern Union Co., 7.20%, 11/1/2066	100,000	50,000
MULTI-UTILITIES — 2.89%
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	914,347
Sempra Energy, 9.80%, 12/1/2019	250,000	276,909
Texas-New Mexico Power, 9.50%, 4/1/2019 (1)	1,000,000	984,432

		7,798,969

TOTAL CORPORATE BONDS (Cost $52,708,192)		49,334,903

26	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 5.22%

CAPITAL GOODS — 1.66%
MACHINERY — 1.66%
Ingersoll Rand Co., 4.50%, 4/15/2012	$1,250,000	$1,250,000

		1,250,000

DIVERSIFIED FINANCIALS — 0.18%
DIVERSIFIED FINANCIAL SERVICES — 0.18%
KKR Financial Holdings LLC, 7.00%, 7/15/2012	500,000	138,125

		138,125

ENERGY — 0.68%
OIL, GAS & CONSUMABLE FUELS — 0.68%
Chesapeake Energy Corp., 2.25%, 12/15/2038	1,000,000	515,000

		515,000

FOOD & STAPLES RETAILING — 0.28%
FOOD & STAPLES RETAILING — 0.28%
Rite Aid Corp., 8.50%, 5/15/2015	750,000	207,187

		207,187

MEDIA — 0.67%
MEDIA — 0.67%
Central European Media, 3.50%, 3/15/2013 (1)	1,000,000	503,750

		503,750

REAL ESTATE — 0.77%
REAL ESTATE INVESTMENT TRUSTS — 0.77%
Extra Space Storage, LP, 3.625%, 4/1/2027 (1)	250,000	163,125
Washington REIT, 3.875%, 9/15/2026	500,000	420,625

		583,750

TELECOMMUNICATION SERVICES — 0.98%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.33%
Global Crossing Ltd., 5.00%, 5/15/2011	500,000	250,000
WIRELESS TELECOMMUNICATION SERVICES — 0.65%
NII Holdings, Inc., 3.125%, 6/15/2012	700,000	486,500

		736,500

TOTAL CONVERTIBLE BONDS (Cost $4,879,153)		3,934,312

MUNICIPAL BONDS — 2.44%
Louisiana Public Facilities Authority Revenue (Black & Gold Facilities Project C), 5.15%, 4/1/2012	330,000	313,777
Michigan Higher Education Student Loan Authority, 3.95%, 3/1/2011	250,000	229,083
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	777,177
Pennsylvania Economic Development Series A (Waste Management, Inc. Project), 4.70%, 11/1/2021	600,000	520,494

TOTAL MUNICIPAL BONDS (Cost $1,945,876)		1,840,531

U.S. GOVERNMENT AGENCIES — 0.02%
Federal National Mtg Association, 6.50%, 3/25/2024	16,506	17,391

TOTAL U.S. GOVERNMENT AGENCIES (Cost $16,582)		17,391

Certified Semi-Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
U.S. TREASURY SECURITIES — 1.78%
United States Treasury Notes, 3.375%, 11/30/2012	$300,000	$321,984
United States Treasury Notes, 4.25%, 11/15/2017	900,000	1,021,219

TOTAL U.S. TREASURY SECURITIES (Cost $1,204,489)		1,343,203

FOREIGN BONDS — 0.79%
ENERGY — 0.17%
OIL, GAS & CONSUMABLE FUELS — 0.17%
OAO Gazprom, 7.25%, 2/22/2010 (RUB)	5,000,000	128,189

		128,189

MISCELLANEOUS — 0.62%
MISCELLANEOUS — 0.62%
Republic of Brazil, 12.50%, 1/5/2016 (BRL)	1,025,000	463,951

		463,951

TOTAL FOREIGN BONDS (Cost $846,024)		592,140

YANKEE BONDS — 12.49%

BANKS — 1.02%
COMMERCIAL BANKS — 1.02%
Banco Industrial e Comercial S.A., 7.00%, 4/23/2010	500,000	450,000
Bank of Scotland plc, 5.625%, 7/20/2009 (1)	37,000	37,139
DBS Bank Ltd. /Singapore, 5.125%, 5/16/2017 (1)	200,000	176,713
Glitnir Banki HF, 4.421%, 1/18/2012 (1), (3)+	500,000	53,750
Glitnir Banki HF, 5.73%, 8/25/2009 (1), (3)+	175,000	438
Islandsbanki, 4.41%, 10/15/2008 (1), (3)+	60,000	300
Shinhan Bank, 6.819%, 9/20/2036	100,000	48,836

		767,176

DIVERSIFIED FINANCIALS — 0.98%
DIVERSIFIED FINANCIAL SERVICES — 0.98%
Export-Import Bank of Korea, 8.125%, 1/21/2014	250,000	258,407
Korea Development Bank, 5.30%, 1/17/2013	200,000	185,521
Korea Development Bank, 1.565%, 4/3/2010	300,000	291,641

		735,569

ENERGY — 3.89%
OIL, GAS & CONSUMABLE FUELS — 3.89%
BP Capital Markets plc., 3.875%, 3/10/2015	500,000	501,500
Petrobras International Finance Co., 7.875%, 3/15/2019	500,000	518,100
Petroplus Finance Ltd., 6.75%, 5/1/2014 (1)	1,000,000	740,000
Posco, 8.75%, 3/26/2014 (1)	500,000	519,740
Trans-Canada Pipelines Ltd., 6.35%, 5/15/2067	275,000	156,750
Woodside Finance Ltd., 8.125%, 3/1/2014 (1)	500,000	498,887

		2,934,977

INSURANCE — 1.62%
INSURANCE — 1.62%
Swiss Re Capital I, LP, 6.854%, 5/29/2049 (1)	4,000,000	1,220,000

		1,220,000

28	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 1.74%
METALS & MINING — 1.74%
BHP Billiton Finance USA Ltd., 5.50%, 4/1/2014	$250,000	$251,723
BHP Billiton Finance USA Ltd., 6.50%, 4/1/2019	250,000	253,285
Codelco, Inc., 7.50%, 1/15/2019 (1)	250,000	283,641
Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	39,721
Vedanta Resources, plc, 6.625%, 2/22/2010	500,000	482,500

		1,310,870

RETAILING — 0.33%
MULTILINE RETAIL — 0.33%
Parkson Retail Group, 7.125%, 5/30/2012	300,000	251,250

		251,250

TELECOMMUNICATION SERVICES — 1.26%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.26%
Deutsche Telekom International Finance, 5.75%, 3/23/2016	315,000	309,052
GC Impsat Holdings I plc, 9.875%, 2/15/2017 (1)	250,000	167,500
Telecom Italia Capital, 1.753%, 7/18/2011	550,000	475,649

		952,201

UTILITIES — 1.65%
ELECTRIC UTILITIES — 1.65%
Electricite de France SA, 5.50%, 1/26/2014 (1)	250,000	265,381
Taqa Abu Dhabi National Energy Co., 7.25%, 8/1/2018 (1)	500,000	476,036
Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013 (1)	500,000	505,021

		1,246,438

TOTAL YANKEE BONDS (Cost $10,203,090)		9,418,481

OTHER SECURITIES — 0.92%

LOAN PARTICIPATIONS — 0.92%
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	471,545	210,229
Fairpoint Communications, Inc. Term Loan B, 6.563%, 3/9/2015	4,065	1,812
Fairpoint Communications, Inc. Term Loan B, 6.563%, 3/31/2015	37,398	16,673
Fairpoint Communications, Inc. Term Loan B, 6.563%, 3/31/2015	6,504	2,900
Fairpoint Communications, Inc. Term Loan B, 6.563%, 3/8/2015	447,154	199,355
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	33,333	14,861
Global Crossing Ltd., 7.484%, 5/9/2012	500,000	250,000

		695,830

TOTAL OTHER SECURITIES (Cost $1,169,605)		695,830

SHORT TERM INVESTMENTS — 2.26%
San Diego County CA Pension Obligation, put 4/7/2009 (SPA: Landesbank Baden) (weekly demand notes), 2.25%, 8/15/2027	1,700,000	1,700,000

TOTAL SHORT TERM INVESTMENTS (Cost $1,700,000)		1,700,000

TOTAL INVESTMENTS — 99.40% (Cost $86,457,940)		$74,929,168

OTHER ASSETS LESS LIABILITIES — 0.60%		455,723

NET ASSETS — 100.00%		$75,384,891

Certified Semi-Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

Footnote Legend

+	Non-income producing.
(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, the aggregate value of these securities in the Fund’s portfolio was $14,651,372, representing 19.44% of the Fund’s net assets.
(2)	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
(3)	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Dollars
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REIT	Real Estate Investment Trust
RUB	Denominated in Russian Rubles
SPA	Stock Purchase Agreement

See notes to financial statements.

30	Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2008 and held until March 31, 2009.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/08	Ending Account Value 3/31/09	Expenses Paid During Period† 9/30/08–3/31/09
Class A Shares
Actual	$1,000.00	$920.20	$5.98
Hypothetical*	$1,000.00	$1,018.70	$6.29

Class C Shares
Actual	$1,000.00	$916.80	$8.60
Hypothetical*	$1,000.00	$1,015.96	$9.05

Class I Shares
Actual	$1,000.00	$921.50	$4.74
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report	31

OTHER INFORMATION

Thornburg Strategic Income Fund	March 31, 2009 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is currently available for the period from the Fund’s commencement of investment operations on December 19, 2007 through June 30, 2008, and will hereafter be available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

32	Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted September 15, 2008

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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38	This page is not part of the Semi-Annual Report.

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This page is not part of the Semi-Annual Report.	39

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH1663

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Item 2.	Code of Ethics

Not applicable.

Item 3.	Audit Committee Financial Expert

Not applicable.

Item 4.	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11.	Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	(1) Not Applicable.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940

(17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)	(3) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund and Strategic Income Fund.

By:	/s/ Brian J. McMahon
Brian J. McMahon President and principal executive officer

Date: May 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon President and principal executive officer

Date: May 21, 2009

By:	/s/ George T. Strickland
George T. Strickland Treasurer and principal financial officer

Date: May 21, 2009